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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       June 30
Date of reporting period:       June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

First American Funds.

# 2007 Annual Report

# Tax Free Income Funds

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.
Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FIRST AMERICAN INVESTMENT FUNDS, INC.
SUPPLEMENT DATED JUNE 12, 2007 TO
SHORT & INTERMEDIATE TAX FREE INCOME FUNDS PROSPECTUS
DATED OCTOBER 30, 2006

This information supplements the Short & Intermediate Tax Free Income Funds Prospectus of First American Investment Funds, Inc. (“FAIF”), dated October 30, 2006 (the “Prospectus”). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, and Short Tax Free Fund, which is set forth in the Prospectus under the heading “Additional Information– Management — Portfolio Management,” is replaced by the following:

Colorado Intermediate Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since April 1994 and Michael L. Welle has co-managed the fund since June 2007.
Intermediate Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since February 1994 and Douglas J. White has co-managed the fund since June 2007.
Short Tax Free Fund. Michael L. Welle has served as the primary portfolio manager for the fund since June 2007 and Christopher L. Drahn has co-managed the fund since October 2002.
The portfolio managers’ biographies set forth in the Prospectus under the heading “Additional Information — Management — Portfolio Manager Biographies” are supplemented by removing the biography for Catherine M. Stienstra and adding the following:

Michael L. Welle, CFA, Fixed Income Portfolio Manager, joined FAF Advisors in 1992. He has 15 years of financial industry experience, including 10 years in portfolio management.

FIRST AMERICAN INVESTMENT FUNDS, INC.
SUPPLEMENT DATED JUNE 12, 2007 TO
TAX FREE INCOME PROSPECTUS
DATED OCTOBER 30, 2006

This information supplements the Tax Free Income Prospectus of First American Investment Funds, Inc. (“FAIF”), dated October 30, 2006 (the “Prospectus”). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of Arizona Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Tax Free Fund, which is set forth in the Prospectus under the heading “Additional Information — Management — Portfolio Management,” is replaced by the following:

Arizona Tax Free Fund. Michael S. Hamilton has served as the primary portfolio manager for the fund since June 2007 and Douglas J. White has co-managed the fund since February 2000.
Colorado Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since June 2007 and, prior to that, co-managed the fund since February 2000. Michael L. Welle has co-managed the fund since June 2007.
Nebraska Tax Free Fund. Michael L. Welle has served as the primary portfolio manager for the fund since June 2007 and Christopher L. Drahn has co-managed the fund since February 2001.
Tax Free Fund. Douglas J. White has served as the primary portfolio manager for the fund since September 2001 and Christopher L. Drahn has co-managed the fund since June 2007.
The portfolio managers’ biographies set forth in the Prospectus under the heading “Additional Information — Management — Portfolio Manager Biographies” are supplemented by removing the biography for Catherine M. Stienstra and adding the following:

Michael L. Welle, CFA, Fixed Income Portfolio Manager, joined FAF Advisors in 1992. He has 15 years of financial industry experience, including 10 years in portfolio management.

Message to SHAREHOLDERS August 13, 2007

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2007.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds Annual Report 2007       1

Arizona Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Arizona Tax Free Fund (the “fund”), Class Y shares, returned 4.48% for the fiscal year ended June 30, 2007 (Class A shares returned 4.12%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Arizona Municipal Debt Funds Category Average, was 4.06%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was consistently long relative to the benchmark, increasing the fund’s sensitivity to interest-rate movements and helping relative performance. Due to the continued flattening of the municipal yield curve, the fund’s significant exposure to bonds with maturities longer than 15 years was a strong contributor to performance. Due to a lack of supply, it was difficult to add a significant quantity of higher-performing lower-quality bonds to the portfolio. To counter this, the fund selectively added out-of-state securities to be replaced as in-state lower-quality municipal bonds become available. While benefiting the fund in the past, an overweight in healthcare credits was not as significant a contributor to performance.
What strategic moves were made by the fund and why?
Throughout the fiscal year, the fund’s duration was kept long relative to the benchmark to take advantage of interest rate movements. Since we believe most of the curve flattening is behind us, we will focus investments in the 10- to 20-year maturity range. The fund had an overweight in the healthcare sector, where high yields helped performance.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	74.1%
General Obligations[3]	11.0
Certificates of Participation[3]	7.3
Short-Term Investment	6.3
Other Assets and Liabilities, Net[4]	1.3

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	30.1%
AA	15.6
A	16.8
BBB	22.2
BB	0.9
Non-Rated	14.4

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2007, 19.4% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
2      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(0.29)%	3.58%	5.40%

Class C	2.71%	4.10%	5.60%

Average annual return without sales charge (NAV)
Class A	4.12%	4.49%	6.02%

Class C	3.71%	4.10%	5.60%

Class Y	4.48%	4.77%	6.29%

Lehman Municipal Bond Index[2]	4.69%	4.61%	6.05%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.64%	2.04%	1.39%

Net (reflects voluntary fee waivers)[3]	0.75%	1.15%	0.50%

Value of $10,000 Investment1, 4  as of June 30, 2007

Arizona Tax Free Fund, Class A (NAV)	$15,419

Arizona Tax Free Fund, Class A (POP)	$14,769

Arizona Tax Free Fund, Class Y	$15,712

Lehman Municipal Bond Index[2]	$15,455

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 2/1/2000 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.
First American Funds Annual Report 2007       3

California Intermediate Tax Free fund
Investment Objective: current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American California Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.01% for the fiscal year ended June 30, 2007 (Class A shares returned 3.86%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 7-Year Municipal Bond Index*, returned 4.21%. Performance for the fund’s peer group, the Lipper California Intermediate Municipal Debt Funds Category Average, was 3.65%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was somewhat longer than the benchmark’s for most of the fiscal year, which proved beneficial overall. The fund’s holdings in lower-rated higher-yielding bonds generally performed well due both to their higher income component and occasional narrowing of credit spreads. We believe that, for an intermediate single-state fund, the fund had an adequate weighting in such bonds to benefit relative performance against its peers.
Due to yield-curve flattening, bonds with longer maturities were the best performers, and the fund had an adequate weighting in bonds with maturities of 10 years or more to capture that advantage.
The fund engaged in a number of relative-value trading opportunities throughout the year. It was fairly active in the secondary market and sold a number of securities at relatively higher prices than those at which they were purchased, trying to take advantage of the heavy new issue volume in California and the inherent distribution inefficiencies of the municipal market.
What strategic moves were made by the fund and why?
The fund’s duration was slightly longer than the benchmark at the end of the reporting period. Since we believed the majority of curve flattening was behind us, the fund has been generally laddered in structure, holding relatively equal amounts of securities in each maturity range. Healthcare was the largest sector in the portfolio, allowing us to take advantage of the high yields in this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	71.1%
General Obligations[3]	19.9
Certificates of Participation[3]	7.8
Short-Term Investment	1.2

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	56.1%
AA	5.9
A	20.7
BBB	15.0
Non-Rated	2.3

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 11.0% of the fund’s net assets were pre-refunded and escrowed to maturity issues.
4      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	8/8/1997
Average annual return with sales charge (POP)
Class A	1.55%	3.10%	4.15%

Average annual return without sales charge (NAV)
Class A	3.86%	3.57%	4.39%

Class Y	4.01%	3.74%	4.49%

Lehman 7-Year Municipal Bond Index[2]	4.21%	3.87%	4.79%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.27%	1.02%

Net (reflects voluntary fee waivers)[3]	0.85%	0.70%

Value of a $10,000 Investment1  as of June 30, 2007

California Intermediate Tax Free Fund, Class A (NAV)	$15,139

California Intermediate Tax Free Fund, Class A (POP)	$14,799

California Intermediate Tax Free Fund, Class Y	$15,306

Lehman 7-Year Municipal Bond Index[2]	$15,828

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       5

California Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American California Tax Free Fund (the “fund”), Class Y shares, returned 4.78% for the fiscal year ended June 30, 2007 (Class A shares returned 4.62%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper California Municipal Debt Funds Category Average, was 4.27%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was slightly longer than the benchmark’s for most of the fiscal year, which proved beneficial overall. Due to yield-curve flattening, bonds with longer maturities were the best performers on the curve. Though the fund’s weightings in intermediate maturities may have mildly hindered performance over the past fiscal year, we believe they will benefit the fund going forward. The fund’s holdings in lower-rated higher-yielding bonds generally performed well due both to their higher income component and occasional narrowing of credit spreads. The fund did not have a high allocation to nonrated land-based “dirt” bonds, due to concern about housing markets and unappealing yield spreads available during the period.
The fund engaged in a number of relative-value trading opportunities throughout the year. The fund was active in the secondary market and sold a number of securities at relatively higher prices than those at which they were purchased, trying to take advantage of the heavy new issue volume in California and the inherent distribution inefficiencies of the municipal market.
What strategic moves were made by the fund and why?
The fund’s duration was slightly longer than the benchmark at the end of the reporting period. Since we believed most curve flattening was behind us, we slightly overweighted the fund’s holdings in the 10- to 20-year maturity range in comparison to those in the 30-year range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	77.9%
General Obligations[3]	14.4
Certificates of Participation[3]	6.0
Short-Term Investment	3.3
Other Assets and Liabilities, Net[4]	(1.6)

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	49.9%
AA	10.8
A	18.4
BBB	16.4
Non-Rated	4.5

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 14.5% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
6      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	0.14%	3.59%	5.49%

Class C	3.17%	4.08%	5.71%
Average annual return without sales charge (NAV)
Class A	4.62%	4.49%	6.11%

Class C	4.17%	4.08%	5.71%

Class Y	4.78%	4.75%	6.37%

Lehman Municipal Bond Index[2]	4.69%	4.61%	6.05%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.47%	1.87%	1.22%

Net (reflects voluntary fee waivers)[3]	0.75%	1.15%	0.50%

Value of $10,000 Investment1, 4  as of June 30, 2007

California Tax Free Fund, Class A (NAV)	MG, LEGEND1. ‘ ‘, , ,	$15,518 GIF, ,

California Tax Free Fund, Class A (POP)	MG, LEGEND2. ‘ ‘, , ,	$14,864 GIF, ,

California Tax Free Fund, Class Y	MG, LEGEND3. ‘ ‘, , ,	$15,799 GIF, ,

Lehman Municipal Bond Index[2]	MG, LEGEND4. ‘ ‘, , ,	$15,455 GIF, ,

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 2/1/2000 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.
First American Funds Annual Report 2007       7

Colorado Intermediate Tax Free fund
Investment Objective: current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Colorado Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.28% for the fiscal year ended June 30, 2007 (Class A shares returned 4.21%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 7-Year Municipal Bond Index*, returned 4.21%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 3.56%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration ranged from neutral to slightly longer than the benchmark for most of the fiscal year. The fund’s holdings in lower-rated higher-yielding bonds generally performed well due both to their higher income component and occasional narrowing of credit spreads. We believe that, for an intermediate single-state fund, the fund had an adequate weighting in such bonds to benefit relative performance against its peers. We were able to add slightly to our lower-rated weightings when we saw value.
Due to yield-curve flattening, bonds with longer maturities were the best performers, and the fund had an adequate weighting in bonds with maturities of 10 years or more to reflect that fact.
The fund was also active in the secondary market and sold a number of securities at relatively higher prices than when purchased, trying to take advantage of the new issue volume and the inherent distribution inefficiencies of the municipal market.
What strategic moves were made by the fund and why?
The fund’s duration was roughly neutral relative to the benchmark at the end of the reporting period. Since we believed the majority of curve flattening was behind us, the fund was generally laddered in structure, holding relatively equal amounts of securities in each maturity range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	76.5%
General Obligations[3]	20.3
Certificates of Participation[3]	3.3
Short-Term Investment	0.7
Other Assets and Liabilities, Net[4]	(0.8)

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	34.7%
AA	17.8
A	17.7
BBB	20.3
Non-Rated	9.5

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 13.8% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
8      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	1.86%	2.99%	4.13%

Average annual return without sales charge (NAV)
Class A	4.21%	3.46%	4.37%

Class Y	4.28%	3.63%	4.44%

Lehman 7-Year Municipal Bond Index[2]	4.21%	3.87%	4.97%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.35%	1.10%

Net (reflects voluntary fee waivers)[3]	0.85%	0.70%

Value of $10,000 Investment1  as of June 30, 2007

Colorado Intermediate Tax Free Fund, Class A (NAV)	$14,981

Colorado Intermediate Tax Free Fund, Class A (POP)	$14,649

Colorado Intermediate Tax Free Fund, Class Y	$15,080

Lehman 7-Year Municipal Bond Index[2]	$15,828

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       9

Colorado Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Colorado Tax Free Fund (the “fund”), Class Y shares, returned 4.39% for the fiscal year ended June 30, 2007 (Class A shares returned 4.13%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Colorado Municipal Debt Funds Category, was 4.10%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was longer than the benchmark for most of the fiscal year, which proved beneficial to performance. Due to the flattening yield curve, municipal bonds with long maturities were the best-performing area of the curve. The fund maintained sufficient weightings in longer maturities to help performance.
The fund’s holdings in lower-rated higher-yielding bonds generally performed well due both to their higher income component and occasional narrowing of credit spreads. We were able to add somewhat to our lower-rated weightings when we saw value, and we believe the fund has satisfactory weightings in these types of bonds.
In order to achieve a somewhat greater allocation to high yielding credits, the fund held more than 10% in out-of-state lower-rated securities, which benefited performance. We will look to reposition these bonds with in-state alternatives when opportunities arise.
What strategic moves were made by the fund and why?
The fund’s duration was long relative to the benchmark at the end of the fiscal year. Since we believed most curve flattening was behind us, we slightly overweighted the fund’s holdings in the 10- to 20-year maturity range in comparison to those in the 30-year range. The fund’s largest sector weighting was in healthcare (more than 15%), allowing us to take advantage of the high yields in this sector. Our exposure to lower-quality bonds increased during the fiscal year as these bonds generally outperformed higher quality.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	76.4%
General Obligations[3]	10.6
Certificates of Participation[3]	9.8
Short-Term Investment	6.2
Other Assets and Liabilities, Net[4]	(3.0)

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	31.7%
AA	14.0
A	22.0
BBB	23.5
Non-Rated	8.8

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 10.7% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
10      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(0.32)%	3.52%	5.52%

Class C	2.74%	3.99%	5.72%
Average annual return without sales charge (NAV)
Class A	4.13%	4.41%	6.13%

Class C	3.72%	3.99%	5.72%

Class Y	4.39%	4.67%	6.41%

Lehman Municipal Bond Index[2]	4.69%	4.61%	6.05%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.78%	2.18%	1.53%

Net (reflects voluntary fee waivers)[3]	0.75%	1.15%	0.50%

Value of $10,000 Investment1, 4  as of June 30, 2007

Colorado Tax Free Fund, Class A (NAV)	$15,543

Colorado Tax Free Fund, Class A (POP)	$14,888

Colorado Tax Free Fund, Class Y	$15,847

Lehman Municipal Bond Index[2]	$15,455

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 2/1/2000 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.
First American Funds Annual Report 2007       11

Intermediate Tax Free fund
Investment Objective: current income that is exempt from federal income tax to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.43% for the fiscal year ended June 30, 2007 (Class A shares returned 4.27%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 7-Year Municipal Bond Index*, returned 4.21%. Performance for the fund’s peer group, the Lipper Intermediate Municipal Debt Funds Category Average, was 3.59%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was close to neutral relative to the benchmark for most of the past fiscal year. Lower-quality higher-yielding bonds outperformed high-grade bonds during the period. We believe the fund had a sufficient weighting in such bonds to help relative performance against other intermediate municipal bond funds. We added slightly to the nonrated bond allocation when we saw value.
Due to yield curve flattening, longer (10-plus year) maturities were the best-performing area of the curve. The fund had an adequate weighting in these maturities, which helped performance. Throughout the fiscal year we engaged in numerous day-to-day relative-value trading opportunities, trying to take advantage of the heavy new issue volume and the inherent distribution inefficiencies of the municipal market.
What strategic moves were made by the fund and why?
The fund’s duration was roughly equal to the benchmark at the end of the reporting period. Since we believed the majority of curve flattening was behind us, the fund was generally laddered in structure, holding relatively equal amounts of securities in each maturity range. The fund’s largest sector weighting was in healthcare, allowing us to take advantage of the high yields in this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	67.5%
General Obligations[3]	30.4
Certificates of Participation[3]	2.3
Short-Term Investment	0.5
Other Assets and Liabilities, Net[4]	(0.7)

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	52.4%
AA	11.2
A	12.4
BBB	13.3
BB	0.8
Non-Rated	9.9

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 23.0% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
12      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	1.96%	3.18%	4.18%
Average annual return without sales charge (NAV)
Class A	4.27%	3.65%	4.42%

Class Y	4.43%	3.79%	4.52%

Lehman 7-Year Municipal Bond Index[2]	4.21%	3.87%	4.97%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.03%	0.78%

Net (reflects voluntary fee waivers)[3]	0.85%	0.70%

Value of $10,000 Investment1  as of June 30, 2007

Intermediate Tax Free Fund, Class A (NAV)	$15,065

Intermediate Tax Free Fund, Class A (POP)	$14,726

Intermediate Tax Free Fund, Class Y	$15,204

Lehman 7-Year Municipal Bond Index[2]	$15,828

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from the fund may be subject to state and local taxes. A portion of the fund’s income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       13

Minnesota Intermediate Tax Free fund
Investment Objective: current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Minnesota Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 4.05% for the fiscal year ended June 30, 2007 (Class A shares returned 3.87%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 7-Year Municipal Bond Index*, returned 4.21%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 3.56%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration ranged from neutral to slightly longer than the benchmark during the fiscal year. Beginning the year with slightly longer duration than the benchmark, we shortened duration slightly (i.e., decreased the fund’s sensitivity to interest-rate moves) after a few months, which proved beneficial.
Lower-quality higher yielding bonds outperformed high-grade bonds during the year. We believe the fund had a sufficient weighting in such higher-yielding bonds to help relative performance against other intermediate municipal bond funds. We added slightly to the nonrated bond allocation when we saw value. Due to yield curve flattening, longer (10-plus year)maturities were the best-performing area of the curve. The fund had an adequate weighting in these maturities, which helped performance.
What strategic moves were made by the fund and why?
As a result of our adjustments, the fund’s duration was approximately neutral relative to the benchmark at the end of the fiscal year. Since we believe the majority of curve flattening is behind us, the fund has been generally laddered in structure, holding relatively equal amounts of securities in each maturity range.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	66.3%
General Obligations[3]	31.1
Certificate of Participation[3]	0.5
Short-Term Investment	1.3
Other Assets and Liabilities, Net[4]	0.8

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	35.0%
AA	16.8
A	18.7
BBB	14.4
BB	2.9
Non-Rated	12.2

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 6.9% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
14      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	1.51%	2.99%	4.04%
Average annual return without sales charge (NAV)
Class A	3.87%	3.46%	4.28%

Class Y	4.05%	3.62%	4.37%

Lehman 7-Year Municipal Bond Index[2]	4.21%	3.87%	4.97%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.07%	0.82%

Net (reflects voluntary fee waivers)[3]	0.85%	0.70%

Value of $10,000 Investment1  as of June 30, 2007

Minnesota Intermediate Tax Free Fund, Class A (NAV)	$14,880

Minnesota Intermediate Tax Free Fund, Class A (POP)	$14,548

Minnesota Intermediate Tax Free Fund, Class Y	$15,002

Lehman 7-Year Municipal Bond Index[2]	$15,828

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       15

Minnesota Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Minnesota Tax Free Fund (the “fund”), Class Y shares, returned 4.31% for the fiscal year ended June 30, 2007 (Class A shares returned 4.05%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Minnesota Municipal Debt Funds Objective Average, was 3.80%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
As the municipal yield curve flattened, yields on longer-term bonds fell. Longer-term positions, therefore, generally outperformed shorter-term positions. The fund’s duration was long relative to the index for most of the fiscal year, which increased its sensitivity to interest-rate movements, helping performance. An overweight to bonds with maturities of 17 years and longer also contributed to performance. Long-maturity zero-coupon bonds (i.e., bonds that are purchased at a discount to their face value and pay no interest) performed especially well.
As lower-quality bonds generally outperformed higher quality, the fund’s positions in BBB-rated bonds performed relatively well. Our sector positioning had minimal impact on performance.
What strategic moves were made by the fund and why?
Our positions in AAA-rated and A-rated bonds were reduced in favor of higher-yielding nonrated bonds. Although yield differences between high- and lower-quality bonds approached historic lows, high-yield bonds continued to outperform.
Duration was maintained long relative to the benchmark, more so toward the end of the fiscal year, after interest rates rose in the spring. Technical factors such as the fear of declining foreign investment in U.S. securities had overwhelmed fundamental factors such as moderate economic growth and low domestic inflation during the spring. This led to an increase in rates and was seen as an attractive opportunity to boost income and price sensitivity by extending the portfolio’s duration.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	87.5%
General Obligations[3]	8.0
Short-Term Investment	3.5
Other Assets and Liabilities, Net[4]	1.0

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	31.7%
AA	9.2
A	24.4
BBB	8.4
BB	1.0
Non-Rated[5]	25.3

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 12.9% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[5]	Includes bonds that are pre-refunded issues backed by U.S. government obligations. As of June 30, 2007, 2.4% of the market value of bonds were non-rated, pre-refunded issues.
16      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

				Since Inception

	1 year	5 years	10 years	8/1/1997	2/1/1999
Average annual return with sales charge (POP)
Class A	(0.40)%	3.47%	4.41%	—	—

Class C	2.65%	3.95%	—	—	3.85%
Average annual return without sales charge (NAV)
Class A	4.05%	4.37%	4.87%	—	—

Class C	3.65%	3.95%	—	—	3.85%

Class Y	4.31%	4.64%	—	4.97%	—

Lehman Municipal Bond Index[2]	4.69%	4.61%	5.44%	5.20%	4.85%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.10%	1.50%	0.85%

Net (reflects voluntary fee waivers)[3]	0.95%	1.35%	0.70%

Value of $10,000 Investment1, 4  as of June 30, 2007

Minnesota Tax Free Fund, Class A (NAV)	$15,672

Minnesota Tax Free Fund, Class A (POP)	$15,013

Minnesota Tax Free Fund, Class Y	$16,057

Lehman Municipal Bond Index[2]	$16,484

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On July 31, 1998, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998, represents that of the Piper Minnesota Tax-Exempt Fund.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.
First American Funds Annual Report 2007       17

Missouri Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Missouri Tax Free Fund (the “fund”), Class Y shares, returned 4.58% for the fiscal year ended June 30, 2007 (Class A shares returned 4.23%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Missouri Municipal Debt Funds Category Average, was 3.98%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was slightly longer than the benchmark’s for most of the fiscal year, increasing the fund’s sensitivity to interest-rate movements and thereby helping relative performance. Due to the flattening of the municipal yield curve, the fund’s holdings with very long maturities were the best performers. The fund did maintain weightings in intermediate-maturity sectors, which may have held back performance but will, we believe, benefit the fund going forward. The fund’s holdings in lower-rated higher-yielding bonds generally performed well due both to their higher income component and occasional narrowing of credit spreads (i.e., differences in yield vs. higher-quality bonds). We were able to add slightly to our lower-rated weightings when we saw value, and we believe the fund has a satisfactory weightings in these types of bonds for the present.
The fund was also active in the secondary market and sold a number of securities at relatively higher prices than when purchased, trying to take advantages of the new issue volume and the inherent distribution inefficiencies of the municipal market.
What strategic moves were made by the fund and why?
The fund’s duration was slightly long relative to the benchmark at the end of the fiscal year. Since we believe most curve flattening is behind us, we slightly overweighted the fund’s holdings in the 10- to 20-year maturity range in comparison to those in the 30-year range. Exposure to lower-quality bonds increased during the fiscal year, a period when lower-quality bonds generally outperformed higher quality.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	82.6%
General Obligations[3]	12.9
Certificates of Participation[3]	5.2
Other Assets and Liabilities, Net[4]	(0.7)

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	55.2%
AA	14.0
A	8.9
BBB	9.2
BB	1.2
Non-Rated	11.5

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 19.5% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
18      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

				Since Inception

	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(0.18)%	2.93%	4.03%	—

Class C	2.84%	3.39%	—	3.48%
Average annual return without sales charge (NAV)
Class A	4.23%	3.83%	4.48%	—

Class C	3.84%	3.39%	—	3.48%

Class Y	4.58%	4.10%	4.77%	—

Lehman Municipal Bond Index[2]	4.69%	4.61%	5.44%	4.72%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.10%	1.50%	0.85%

Net (reflects voluntary fee waivers)[3]	0.95%	1.35%	0.70%

Value of $10,000 Investment1, 4  as of June 30, 2007

Missouri Tax Free Fund, Class A (NAV)	$14,943

Missouri Tax Free Fund, Class A (POP)	$14,304

Missouri Tax Free Fund, Class Y	$15,348

Lehman Municipal Bond Index[2]	$16,282

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 11/30/1997 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.
First American Funds Annual Report 2007       19

Nebraska Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Nebraska Tax Free Fund (the “fund”), Class Y shares, returned 4.51% for the fiscal year ended June 30, 2007 (Class A shares returned 4.24%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Other States Municipal Debt Funds Category Average, was 4.00%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was managed consistently long relative to the benchmark to increase the fund’s sensitivity to interest-rate movements and thereby help relative performance. Due to the flattened municipal bond yield curve, which favors bonds with longer maturities, the fund’s significant position in the holdings with maturities of 15 to 20 years was a key contributor to total return. An overweight to the underperforming electric utility sector had a negative impact on performance during the fiscal year.
What strategic moves were made by the fund and why?
The fund continued to increase its exposure to nonrated bonds as BBB-rated and nonrated bonds outperformed higher-quality issues on a total return basis. The new issue supply for Nebraska was limited during the fiscal year, making it more difficult to augment the fund’s position in lower-quality in-state bonds. To counter this scarcity of new supply, the fund selectively added out-of-state securities, which will be replaced with comparable in-state municipal bonds when these become available.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	77.1%
General Obligations[3]	18.5
Certificates of Participation[3]	3.2
Short-Term Investment	1.0
Other Assets and Liabilities, Net[4]	0.2

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	25.1%
AA	30.0
A	20.3
BBB	4.7
Non-Rated	19.9

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 5.1% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
20      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	2/28/2001
Average annual return with sales charge (POP)
Class A	(0.20)%	3.26%	3.92%

Class C	2.86%	3.77%	4.15%
Average annual return without sales charge (NAV)
Class A	4.24%	4.17%	4.63%

Class C	3.86%	3.77%	4.15%

Class Y	4.51%	4.43%	4.89%

Lehman Municipal Bond Index[2]	4.69%	4.61%	4.97%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.42%	1.82%	1.17%

Net (reflects voluntary fee waivers)[3]	0.75%	1.15%	0.50%

Value of a $10,000 Investment1, 4  as of June 30, 2007

Nebraska Tax Free Fund, Class A (NAV)	$13,318

Nebraska Tax Free Fund, Class A (POP)	$12,757

Nebraska Tax Free Fund, Class Y	$13,527

Lehman Municipal Bond Index[2]	$13,600

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 2/28/2001 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.
First American Funds Annual Report 2007       21

Ohio Tax Free fund
Investment Objective: maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Ohio Tax Free Fund (the “fund”), Class Y shares, returned 4.44% for the fiscal year ended June 30, 2007 (Class A shares returned 4.28%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper Ohio Municipal Debt Funds Category Average, was 4.14%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was slightly longer than the benchmark’s for most of the fiscal year, increasing the fund’s sensitivity to interest-rate movements and helping relative performance. Due to the flattening of the municipal yield curve, the fund’s holdings with long maturities were the best performers. The fund did maintain exposure to the intermediate maturity sectors, which were adversely affected by the flattened yield curve, detracting from performance. However, we do believe that going forward this will benefit the fund. The fund’s holdings in lower-rated securities proved beneficial both due to added income and continued credit spread tightening.
What strategic moves were made by the fund and why?
The fund’s duration was neutral to the benchmark at the end of the fiscal period. Since we believe most of the curve flattening is behind us we have begun to focus investments in the 10- to 20-year maturity range. The fund’s largest weighting is in healthcare, to take advantage of the high yields in this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	61.6%
General Obligations[3]	33.9
Short-Term Investments	3.9
Other Assets and Liabilities, Net[4]	0.6

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	39.2%
AA	34.6
A	18.5
BBB	5.7
Non-Rated	2.0

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 7.2% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
22      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

			Since Inception

	1 year	5 years	4/30/2002
Average annual return with sales charge (POP)
Class A	(0.14)%	3.18%	3.45%

Class C	2.81%	3.43%	3.67%
Average annual return without sales charge (NAV)
Class A	4.28%	4.08%	4.31%

Class C	3.81%	3.43%	3.67%

Class Y	4.44%	4.32%	4.55%

Lehman Municipal Bond Index[2]	4.69%	4.61%	4.79%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.39%	1.79%	1.14%

Net (reflects voluntary fee waivers)[3]	0.75%	1.15%	0.50%

Value of $10,000 Investment1, 4 as of June 30, 2007

Ohio Tax Free Fund, Class A (NAV)	$12,437

Ohio Tax Free Fund, Class A (POP)	$11,913

Ohio Tax Free Fund, Class Y	$12,583

Lehman Municipal Bond Index[2]	$12,735

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 4/30/2002 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.
First American Funds Annual Report 2007       23

Oregon Intermediate Tax Free fund
Investment Objective: current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Oregon Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 3.70% for the fiscal year ended June 30, 2007 (Class A shares returned 3.54%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 7-Year Municipal Bond Index*, returned 4.21%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 3.56%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
The fund’s duration was slightly longer than the benchmark’s for most of the fiscal year, increasing the fund’s sensitivity to interest-rate movements and helping relative performance. Despite the longer duration of the portfolio, underexposure to lower-quality higher-yielding bonds detracted from performance. Oregon simply does not have the lower-rated higher-yielding supply to make possible a quick move into this sector; seizing these opportunities takes time. In the interim, out-of-state, lower-rated, higher-yielding securities were added to the portfolio to expose the fund to this sector.
What strategic moves were made by the fund and why?
The duration of the fund remained slightly long relative to its benchmark at the end of the fiscal year. An opportunity was taken to better structure the portfolio though the purchase of current 10-year callable bonds as opposed to bonds that had shorter calls (callable bonds can be redeemed by the issuer prior to the maturity date). The fund’s largest weighting is in healthcare, to take advantage of the high yields in this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

General Obligations[3]	51.5%
Revenue Bonds[3]	42.4
Certificates of Participation[3]	4.8
Short-Term Investment	0.8
Other Assets and Liabilities, Net[4]	0.5

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	53.4%
AA	26.9
A	8.0
BBB	5.2
Non-Rated	6.5

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 19.0% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
24      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

				Since Inception

	1 year	5 years	10 years	2/1/1999
Average annual return with sales charge (POP)
Class A	1.16%	2.73%	—	3.32%
Average annual return without sales charge (NAV)
Class A	3.54%	3.19%	—	3.61%

Class Y	3.70%	3.35%	4.25%	—

Lehman 7-Year Municipal Bond Index[2]	4.21%	3.87%	4.97%	4.41%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.12%	0.87%

Net (reflects voluntary fee waivers)[3]	0.85%	0.70%

Value of $10,000 Investment1  as of June 30, 2007

	Class A	Class Y
Oregon Intermediate Tax Free Fund, Class A (NAV)	$13,473

Oregon Intermediate Tax Free Fund, Class A (POP)	$13,164

Oregon Intermediate Tax Free Fund, Class Y		$14,723

Lehman 7-Year Municipal Bond Index[2]	$14,372	$15,828

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/1/1999 to 6/30/2007) and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

Performance prior to August 8, 1997, is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On August 8, 1997, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       25

Short Tax Free fund
Investment Objective: to provide investors with current income that is exempt from federal income tax, to the extent consistent with the preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Short Tax Free Fund (the “fund”), Class Y shares, returned 3.37% for the fiscal year ended June 30, 2007 (Class A shares returned 3.22%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman 3-Year Municipal Bond Index*, returned 3.85%. Performance for the fund’s peer group, the Lipper Short Municipal Debt Funds Category Average, was 3.20%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Anticipating that the Federal Reserve (the Fed) might set in motion the process of easing interest rates, the fund moved to more of a barbell maturity structure that emphasized shorter and longer maturities, while reducing the fund’s weighting in intermediate maturity bonds. The strategy allowed the fund to acquire some bonds with slightly longer maturities, with the idea of “locking in” additional yield over a longer time horizon. The economy, however, remained resilient and the Fed was able to leave the Fed Funds rate unchanged. Short-term rates actually rose over the period as the market reduced its expectations for any Fed activity. An overweight in the hospital/healthcare sector, characterized by high yields, continued to be a positive contributor to total return.
What strategic moves were made by the fund and why?
In light of continued economic strength and the potential for increasing rates, the fund’s duration was managed shorter than the benchmark. In addition, the fund continued to increase its exposure to nonrated and high-yield bonds, which have been key contributors to total return in the past.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	79.8%
General Obligations[3]	18.3
Short-Term Investment	1.3
Other Assets and Liabilities, Net[4]	0.6

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	36.2%
AA	23.7
A	17.7
BBB	17.2
BB	0.3
Non-rated	4.9

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 6.4% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
26      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

		Since Inception

	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	0.92%	1.70%
Average annual return without sales charge (NAV)
Class A	3.22%	2.20%

Class Y	3.37%	2.35%

Lehman 3-Year Municipal Bond Index[2]	3.85%	2.56%

Expense Ratios (as of the current prospectus)	Class A	Class Y
Gross	1.07%	0.82%

Net (reflects voluntary fee waivers)[3]	0.75%	0.60%

Value of $10,000 Investment1  as of June 30, 2007

Short Tax Free Fund, Class A (NAV)	$11,072

Short Tax Free Fund, Class A (POP)	$10,823

Short Tax Free Fund, Class Y	$11,147

Lehman 3-Year Municipal Bond Index[2]	$11,258

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/25/2002 to 6/30/2007) as compared to the Lehman 3-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from the fund may be subject to state and local taxes. A portion of the fund’s income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.
First American Funds Annual Report 2007       27

Tax Free fund
Investment Objective: maximum current income that is exempt from federal income tax to the extent consistent with the prudent investment risk
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Tax Free Fund (the “fund”), Class Y shares, returned 4.42% for the fiscal year ended June 30, 2007 (Class A shares returned 4.16%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Lehman Municipal Bond Index*, returned 4.69%. Performance for the fund’s peer group, the Lipper General Municipal Debt Funds Objective Average, was 4.12%.
What were the general municipal market conditions during the fiscal year?
Yields initially declined and bond prices rose during the second half of 2006. After that, yields rose in a choppy fashion through the end of this fiscal year. The yield curve ended the period flatter, as short-term interest rates rose very modestly while intermediate and longer yields declined. The curve did not end the period at its flattest extreme, however, which was recorded earlier in 2007.
In terms of total return for the period, the longer the maturity the better the returns. Curve-flattening pressures persist. In recent years the municipal market has even developed its own form of “carry” trade, in which some investors borrow in the short-term money markets and invest in longer maturities, trying to take advantage of the relative steepness of the municipal yield curve in comparison to other bond markets.
Despite predictions to the contrary, yield spreads (i.e., differences in yield between lower-quality and higher-quality municipal bonds) did not appreciably widen out, and even tightened from time to time. This lack of spread-widening helped lower-quality bonds outperform higher-quality bonds by virtue of their higher income component. We are not optimistic on the prospects of additional spread-tightening for lower-grade bonds. Yield spreads on some corporate-backed municipal bonds did widen over concerns about private equity-led buyouts, potential leveraging of the balance sheet, and investment-portfolio losses related to sub-prime loans. It remains to be seen how much subprime worries seep into the pricing of “purer” municipal bonds.
While the volume of municipal bond new issue supply continued to set records, the distribution process in this market still takes time. The heavy volume can present opportunities for investors who cherry-pick among new issues and can afford to wait for demand to catch up with supply. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
As the municipal yield curve flattened, yields on longer-term bonds fell. Longer-term positions, therefore, generally outperformed shorter-term positions. The fund’s duration was long relative to the index for most of the fiscal year, which increased its sensitivity to interest-rate movements. An overweight to bonds with maturities of 17 years and longer helped performance. Long-maturity zero-coupon bonds (i.e., bonds that pay no interest rate) held by the fund performed especially well. During a period when lower-quality bonds generally outperformed higher quality, the fund’s positions in BBB-rated bonds performed relatively well. The fund’s overweight in healthcare areas such as hospitals and continuing-care retirement communities also helped performance.
What strategic moves were made by the fund and why?
Throughout the fiscal year we gradually reduced our positions in BBB-rated bonds in favor of AAA-rated bonds. Selected BBB-rated bonds had outperformed to a point that appeared to represent overvaluation. With the yield difference between high- and lower-quality securities nearing historic lows, reinvestment in higher-quality bonds seemed prudent.
Duration was maintained long relative to the benchmark, more so toward the end of the fiscal year, after interest rates rose in the spring. Technical factors, such as the fear of declining foreign investment in U.S. securities, had overwhelmed fundamental factors such as moderate economic growth and low domestic inflation during the spring. This led to an increase in rates and was seen as an attractive opportunity to boost income and price sensitivity by extending the portfolio’s duration. We reduced some of the fund’s overweight in healthcare in favor of higher-quality general-obligation bonds.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

Revenue Bonds[3]	74.7%
General Obligations[3]	19.5
Certificates of Participation[3]	1.0
Short-Term Investment	4.9
Other Assets and Liabilities, Net[4]	(0.1)

100.0%
Bond Credit Quality Distribution as of June 30, 20072 (% of market value)

AAA	38.2%
AA	6.2
A	24.3
BBB	16.5
BB	1.0
Non-Rated	13.8

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Notes to Schedule of Investments. As of June 30, 2007, 13.5% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.
28      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

				Since Inception

	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(0.25)%	3.84%	4.72%	—

Class C	2.77%	4.33%	—	4.31%
Average annual return without sales charge (NAV)
Class A	4.16%	4.75%	5.18%	—

Class C	3.76%	4.33%	—	4.31%

Class Y	4.42%	5.01%	5.41%	—

Lehman Municipal Bond Index[2]	4.69%	4.61%	5.44%	4.72%

Expense Ratios (as of the current prospectus)	Class A	Class C	Class Y
Gross	1.04%	1.44%	0.79%

Net (reflects voluntary fee waivers)[3]	0.95%	1.35%	0.70%

Value of $10,000 Investment1, 4  as of June 30, 2007

Tax Free Fund, Class A (NAV)	$15,820

Tax Free Fund, Class A (POP)	$15,152

Tax Free Fund, Class Y	$16,138

Lehman Municipal Bond Index[2]	$16,282

Class A

Class Y

The above chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 11/30/1997 to 6/30/2007) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from the fund may be subject to state and local taxes. A portion of the fund’s income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

[2]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[3]	The fund’s advisor has agreed to waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval.

[4]	Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.
First American Funds Annual Report 2007       29

Expense Examples
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007, to June 30, 2007.
Actual Expenses
For each class of each fund, two lines are presented in the table below – the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value in the fund and class divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Arizona Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$996.90	$3.71

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$995.90	$5.69

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$999.00	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.31%, -0.41%, and -0.10% for Class A, Class C, and Class Y, respectively.
30      First American Funds Annual Report 2007

California Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$999.60	$4.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Class Y Actual[2]	$1,000.00	$1,000.40	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/ 365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.04% and 0.04% for Class A and Class Y, respectively.
California Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$999.60	$3.72

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[4]	$1,000.00	$997.70	$5.70

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[4]	$1,000.00	$1,000.00	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.04%, -0.23%, and 0.00% for Class A, Class C, and Class Y, respectively.
Colorado Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$1,002.70	$4.22

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[6]	$1,000.00	$1,002.40	$3.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.27% and 0.24% for Class A and Class Y, respectively.
First American Funds Annual Report 2007       31

Expense Examples (continued)
Colorado Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$998.90	$3.72

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$996.90	$5.69

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,000.10	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.11%, -0.31%, and 0.01% for Class A, Class C, and Class Y, respectively.
Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$1,003.10	$4.22

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[4]	$1,000.00	$1,003.90	$3.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/ 365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.31% and 0.39% for Class A and Class Y, respectively.
Minnesota Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$1,000.80	$4.22

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[6]	$1,000.00	$1,001.50	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.08% and 0.15% for Class A and Class Y, respectively.
32      First American Funds Annual Report 2007

Minnesota Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$996.00	$4.70

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class C Actual[2]	$1,000.00	$994.90	$6.68

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$998.10	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.40%, -0.51%, and -0.19% for Class A, Class C, and Class Y, respectively.
Missouri Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$999.30	$4.71

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class C Actual[4]	$1,000.00	$997.30	$6.69

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[4]	$1,000.00	$1,001.30	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.07%, -0.27%, and 0.13% for Class A, Class C, and Class Y, respectively.
Nebraska Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$999.80	$3.72

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[6]	$1,000.00	$997.90	$5.70

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[6]	$1,000.00	$1,002.00	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.02%, -0.21%, and 0.20% for Class A, Class C, and Class Y, respectively.
First American Funds Annual Report 2007       33

Expense Examples (continued)
Ohio Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$998.20	$3.72

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$996.20	$5.69

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$999.40	$2.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.18%, -0.38%, and -0.06% for Class A, Class C, and Class Y, respectively.
Oregon Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$999.20	$4.21

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[4]	$1,000.00	$999.00	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.08% and -0.10% for Class A and Class Y, respectively.
Short Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$1,010.00	$3.74

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[6]	$1,000.00	$1,010.80	$2.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of 1.00% and 1.08% for Class A and Class Y, respectively.
34      First American Funds Annual Report 2007

Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$997.80	$4.71

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class C Actual[2]	$1,000.00	$995.80	$6.68

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$999.00	$3.47

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of -0.22%, -0.42%, and -0.10% for Class A, Class C, and Class Y, respectively.
First American Funds Annual Report 2007       35

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free, Short Tax Free, and Tax Free Funds (each a series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2007, the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of June 30, 2007 and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights as referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2007, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
August 22, 2007
36      First American Funds Annual Report 2007

Schedule of  Investments June 30, 2007, all dollars are rounded to thousands (000)

Arizona Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 92.4%
Revenue Bonds – 74.1%
Continuing Care Retirement Communities – 8.1%
Arizona Health Facilities Authority, The Terraces Project, Series A
7.500%, 11/15/2023	$200	$221
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	400	403
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	104
Maricopa County Industrial Development Authority, Senior Living Health Care Revenue, Immanuel Care, Series A (GNMA)
4.850%, 08/20/2026	750	751
North Carolina Community Health Care Facilities, Presbyterian Homes
5.400%, 10/01/2027	270	277
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	400	402
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	200	200

		2,358

Education – 9.9%
Anderson, Indiana, Economic Development Revenue, Anderson University Project
5.000%, 10/01/2032	425	416
Gilbert Industrial Development Authority, Southwest Student Services, Pre-refunded 02/01/2009 @ 102
5.850%, 02/01/2019 (a)	1,000	1,048
Glendale Industrial Development Authority, Midwestern University
5.250%, 05/15/2014	140	148
5.000%, 05/15/2031	500	508
Glendale Industrial Development Authority, Midwestern University, Series A, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2021 (a)	250	267
Northern Arizona University (FGIC)
4.500%, 06/01/2031	250	242
Pima County, Industrial Development Authority, Education Revenue, Paradise Education Center Project
5.875%, 06/01/2022	250	254

		2,883

Healthcare – 21.2%
Arizona Health Facilities Authority, Banner Health, Series A
5.000%, 01/01/2021	280	287
Arizona Health Facilities Authority, Blood Systems Incorporated
4.750%, 04/01/2025	300	289
Arizona Health Facilities Authority, John C. Lincoln Health Network, Pre-refunded 12/01/2012 @ 101
5.750%, 12/01/2032 (a)	150	163
Glendale Industrial Development Authority
4.625%, 12/01/2027	200	187
Glendale Industrial Development Authority, John C. Lincoln Health Network
5.000%, 12/01/2032	100	99
Halifax Medical Center, Florida Hospital Revenue, Series A
5.000%, 06/01/2038	375	368
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project, Series A
5.250%, 02/15/2030	400	409
Iowa Finance Authority, Health Facilities Revenue, Care Initiatives Project, Series A
5.000%, 07/01/2020	130	128
Iowa Hospital Revenue, Washington County Hospital Project
5.375%, 07/01/2026	250	252
Johnson City, Tennessee Health & Elderly Facilities Authority
7.500%, 07/01/2025	100	114
Maricopa County Hospital, Sun Health Corporation
5.000%, 04/01/2025	200	200
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
5.375%, 07/01/2023	500	512
5.250%, 07/01/2032	100	103
Maricopa County Industrial Development Authority, Mayo Clinic
5.000%, 11/15/2031	500	507
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Pre-refunded 12/01/2011 @ 101
5.700%, 12/01/2021 (a)	1,000	1,074
University Medical Center Corporation, Hospital Revenue
5.000%, 07/01/2016	250	256
5.000%, 07/01/2024	500	502
Yavapai Industrial Development Authority, Yavapai Regional Medical Center, Series A (RAAI)
5.250%, 08/01/2021	375	388
6.000%, 08/01/2033	100	107
Yuma Industrial Development Authority, Yuma Regional Medical Center, Escrowed to Maturity (MBIA)
5.500%, 08/01/2017 (b)	250	255

		6,200

Housing – 3.5%
Douglas Community Housing Corporation, Rancho La Perilla, Series A (GNMA)
5.900%, 07/20/2020	500	522
6.000%, 07/20/2025	475	490
Phoenix Industrial Development Authority, The Phoenix Authority, Series 1A (FHLMC) (FNMA) (GNMA)
5.875%, 06/01/2016	5	5

		1,017

Lease Revenue – 3.5%
Arizona Game & Fish Department, Administration Building Project (MLO)
4.500%, 07/01/2032	200	186
Nogales Municipal Development Authority (MBIA) (MLO)
4.500%, 06/01/2031	250	242
First American Funds Annual Report 2007       37

Schedule of  Investments (continued)

Arizona Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Peoria Municipal Development Authority (MLO)
5.000%, 07/01/2015	$310	$329
Pinal County Industrial Development Authority Correctional Facilities Contract, Florence West Prison Project, Series A (ACA) (MLO)
5.000%, 10/01/2016	250	257

		1,014

Miscellaneous – 3.7%
Arizona Student Loan Acquisition Authority, Series A (AMT)
5.900%, 05/01/2024	100	105
Greater Arizona Infrastructure Development Authority, Series A (MBIA)
5.625%, 08/01/2020	200	207
Greater Arizona Infrastructure Development Authority, Series B
5.250%, 08/01/2026	750	779

		1,091

Tax Revenue – 11.9%
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, Series 1 (MBIA)
4.500%, 08/01/2025	750	731
Marana, Tangerine Farms Road Improvement District
4.600%, 01/01/2026	250	239
Ohio County, West Virginia, Special District Excise Tax Revenue, Fort Henry Economic Development, Series B
5.625%, 03/01/2036	135	139
Peoria Improvement District #0601
4.250%, 01/01/2022	465	444
Phoenix Civic Improvement Corporation, Excise Tax Revenue, Municipal Courthouse Project, Series A, Pre-refunded 07/01/2009 @ 101
5.750%, 07/01/2016 (a)	300	314
Queen Creek Improvement District #001
5.000%, 01/01/2020	300	302
Scottsdale Municipal Property Corporation, Excise Tax Revenue, Convertible CABs, Series C (AMBAC)
0.000% through 06/30/2013, thereafter 4.550%, 07/01/2021 (c)	500	367
Tempe, Excise Tax Revenue, Series A, Pre-refunded 07/01/2009 @ 100
5.625%, 07/01/2020 (a)	300	310
Vanderburgh County, Indiana, Industrial Redevelopment Commission, Tax Increment
5.000%, 02/01/2026	270	276
Yuma Improvement District #68
4.700%, 01/01/2021	365	365

		3,487

Transportation – 1.4%
Arizona State Transportation Highway Board, Series A
5.000%, 07/01/2009	400	409

Utilities – 10.9%
Cottonwood Water Revenue (XLCA)
5.000%, 07/01/2017	250	264
Gilbert Water Resource Municipal Property Corporation, Wastewater System & Utility Revenue
5.000%, 04/01/2017	350	350
Gilbert Water Resource Municipal Property Corporation, Wastewater System & Utility Revenue, Pre-refunded 04/01/2008 @ 100
5.000%, 04/01/2017 (a)	25	25
Glendale Water & Sewer Revenue (FGIC)
5.000%, 07/01/2019	1,000	1,052
Mesa Utility System Revenue (FGIC)
4.500%, 07/01/2028	635	617
Tucson Water, Series 1994-A (MBIA)
6.250%, 07/01/2016	170	197
Yavapai Industrial Development Authority, Waste Management Incorporated Project, Series A-1 (AMT)
4.900%, 03/01/2028 (d)	400	381
Yavapai Industrial Development Authority, Waste Management Incorporated Project, Series A-2, Mandatory Put 03/01/2008 @ 100 (AMT)
4.450%, 03/01/2028	300	299

		3,185

Total Revenue Bonds		21,644
General Obligations – 11.0%
California State
4.750%, 02/01/2024	100	100
Centerra Community Facilities Distributors
5.500%, 07/15/2029	196	200
Chandler, Pre-refunded 07/01/2010 @101
5.800%, 07/01/2018 (a)	250	266
Greenlee County School District #18, Morenci
5.000%, 07/01/2012	165	168
Peoria, Pre-refunded 04/01/2009 @ 100 (FGIC)
5.400%, 04/01/2015 (a)	100	103
5.000%, 04/01/2018 (a)	575	586
5.000%, 04/01/2019 (a)	125	127
Phoenix
5.250%, 07/01/2020	250	255
Phoenix, Pre-refunded 07/01/2010 @ 100
5.250%, 07/01/2019 (a)	350	363
5.375%, 07/01/2025 (a)	750	780
Tucson
5.500%, 07/01/2018	250	274

Total General Obligations		3,222

Certificates of Participation – 7.3%
Arizona Board of Regents, Northern Arizona University Projects (AMBAC) (MLO)
4.500%, 09/01/2030	500	485
Arizona Board of Regents, Series D (AMBAC)
4.000%, 06/01/2027	1,000	898
Northern Arizona University, Research Projects (AMBAC) (MLO)
5.000%, 09/01/2023	140	146
Pinal County (MLO)
5.000%, 12/01/2014	400	412
Tucson (MBIA) (MLO)
5.500%, 07/01/2015	200	203

Total Certificates of Participation		2,144

Total Municipal Bonds (Cost $26,550)		27,010

The accompanying notes are an integral part of the financial statements.
38      First American Funds Annual Report 2007

Arizona Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 6.3%
Federated Arizona Municipal Money Market Fund (Cost $1,830)	1,830,243	$1,830

Total Investments – 98.7% (Cost $28,380)		28,840

Other Assets and Liabilities, Net – 1.3%		389

Total Net Assets – 100.0%		$29,229

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(d)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

ACA –	American Capital Access

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to AMT was $785 which represents 2.7% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

XLCA –	XL Capital Assurance Inc.

California Intermediate Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 98.8%
Revenue Bonds – 71.1%
Continuing Care Retirement Communities – 4.4%
Association of Bay Area Governments Financial Authority, Odd Fellows Home of California (CMI)
4.950%, 08/15/2007	$500	$500
California Health Facilities Financing Authority, Paradise Valley Estates (CMI)
4.125%, 01/01/2010	500	500
4.375%, 01/01/2012	540	543
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	500	518
La Verne, Brethren Hillcrest Homes, Series B (ACA)
5.600%, 02/15/2033	500	527

		2,588

Education – 9.3%
Association of Bay Area Governments Financial Authority, Schools of the Sacred Heart, Series A
5.800%, 06/01/2008	200	203
California Educational Facilities Authority, Claremont Graduate University, Series A
5.000%, 03/01/2020	240	246
California Educational Facilities Authority, Golden Gate University
5.000%, 10/01/2020	505	513
California Educational Facilities Authority, Lutheran University, Series C
4.750%, 10/01/2015	675	691
California Educational Facilities Authority, University of Redlands, Series A
5.000%, 10/01/2020	500	515
California Educational Facilities Authority, University of the Pacific
5.000%, 11/01/2015	300	317
California Educational Facilities Authority, Woodbury University
4.400%, 01/01/2015	450	444
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A
5.750%, 03/01/2008	400	403
California State Higher Educational Facilities Authority, Occidental College Project, Pre-refunded 10/01/2007 @ 102 (MBIA)
5.300%, 10/01/2010 (a)	500	512
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B, Partially Escrowed to Maturity
6.000%, 06/01/2010 (b)	495	516
California State Higher Educational Facilities Authority, University of Redlands, Series A, Escrowed to Maturity
5.550%, 06/01/2009 (b)	225	232
California State Higher Educational Facilities Authority, University of Redlands, Series A, Pre-refunded 06/01/2010 @ 101
5.700%, 06/01/2011 (a)	250	265
5.750%, 06/01/2012 (a)	260	276
California Statewide Communities Development Authority, Viewpoint Schools (ACA)
4.125%, 10/01/2014	405	397

		5,530

First American Funds Annual Report 2007       39

Schedule of  Investments (continued)

California Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Healthcare – 14.6%
California Health Facilities Financing Authority, Casa Colina
5.500%, 04/01/2013	$300	$312
California Health Facilities Financing Authority, Catholic Healthcare West, Series I, Mandatory Put 07/01/2014 @ 100
4.950%, 07/01/2026	450	466
California Health Facilities Financing Authority, Marshall Medical Center, Series A (CMI)
4.750%, 11/01/2019	1,200	1,210
California Health Facilities Financing Authority, Valleycare Medical Center, Series A, Pre-refunded 05/01/2012 @ 100 (CMI)
4.625%, 05/01/2013 (a)	300	309
4.800%, 05/01/2014 (a)	715	741
California State Health Facilities Authority, Casa de las Campanas, Series A, Pre-refunded 08/01/2008 @100 (CMI)
5.375%, 08/01/2009 (a)	250	254
California Statewide Communities Development Authority, Daughters of Charity Health, Series G
5.250%, 07/01/2013	500	521
California Statewide Communities Development Authority, Elder Care Alliance, Series A, Escrowed to Maturity
7.250%, 11/15/2011 (b)	430	458
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	1,000	978
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation (AMBAC)
5.000%, 06/01/2012	150	152
Iowa Hospital Revenue, Washington County Hospital Project
5.000%, 07/01/2014	250	250
Loma Linda University Medical Center, Hospital Revenue, Series A
5.000%, 12/01/2015	600	621
Marysville Hospital, Fremont Rideout Health Project, Series A (AMBAC)
5.000%, 01/01/2010	500	511
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Hospital de la Concepcion, Series A
5.500%, 11/15/2009	650	670
Rancho Mirage Joint Powers Finance Authority, Eisenhower Medical Center, Series A (MBIA)
5.125%, 07/01/2008	500	507
Turlock California Health Facilities Revenue, Emanuel Medical Center (MLO)
5.000%, 10/15/2024	700	699

		8,659

Housing – 3.6%
Association of Bay Area Governments Financial Authority, Archstone Redwood Housing Project, Series A
5.300%, 10/01/2008	500	509
Aztec Shops, California State Auxiliary Organization, San Diego State University
5.400%, 09/01/2011	1,035	1,077
California Rural Home Mortgage Finance Authority, Single Family Mortgage, Series D (AMT) (FNMA) (GNMA)
5.250%, 06/01/2010	10	10
California Statewide Communities Development Authority, Equity Residential, Series B, Mandatory Put 06/15/2009 @ 100
5.200%, 12/01/2029	500	510

		2,106

Lease Revenue – 9.4%
Apple Valley Public Financing Authority, Lease Revenue, Town Hall Annex Project, Series A (AMBAC) (MLO)
4.500%, 09/01/2017 (c)	535	545
California State Public Works Board, California Community Colleges, Series A (MLO)
4.875%, 12/01/2018	200	204
California State Public Works Board, Department of Corrections & Rehabilitation, Series F (FGIC) (MLO)
5.000%, 11/01/2016	1,750	1,866
California State Public Works Board, Department of Health Services (MBIA) (MLO)
5.200%, 11/01/2012	500	519
California State Public Works Board, Department of Mental Health (MLO)
5.500%, 06/01/2016	540	581
Golden State Tobacco Securitization Corporation, California Tobacco Settlement, Convertible CABs, Series A (FSA) (MLO)
0.000% through 06/01/2010, thereafter 4.550%, 06/01/2022 (d)	150	130
Lincoln Public Financing Authority, Lease Revenue, City Hall Project (AMBAC) (MLO)
4.250%, 08/01/2017	155	155
Los Angeles Community Redevelopment Agency, Lease Revenue, Manchester Social Services Project (AMBAC) (MLO)
5.000%, 09/01/2016	1,500	1,587

		5,587

Miscellaneous – 5.1%
California Infrastructure & Economic Development, Salvation Army Western (AMBAC)
4.000%, 09/01/2018	1,000	973
Children’s Trust Fund, Puerto Rico Tobacco Settlement Issue, Escrowed to Maturity
5.000%, 07/01/2008 (b)	250	253
Golden West Schools Financing Authority, Series A (MBIA)
5.700%, 02/01/2013	720	784
5.750%, 02/01/2014	520	573
Golden West Schools Financing Authority, Series A, Zero Coupon Bond (MBIA)
4.055%, 02/01/2012 (e)	535	445

		3,028

The accompanying notes are an integral part of the financial statements.
40      First American Funds Annual Report 2007

California Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Recreational Facility Authority – 1.5%
California Infrastructure & Economic Development, Performing Arts Center
4.000%, 12/01/2015	$220	$214
4.125%, 12/01/2017	100	96
California State University Fresno Association, Auxiliary Organization Event Center, Pre-refunded 07/01/2012 @ 101
6.000%, 07/01/2022 (a)	500	550

		860

Tax Revenue – 11.1%
Antioch Area Public Facilities Financing Agency, Special Tax, Community Facilities District #1989-1 (AMBAC)
4.000%, 08/01/2018	1,365	1,337
Corona Redevelopment Agency, Tax Allocation, Temescal Canyon Project Area, Series A (AGTY)
4.125%, 11/01/2017	205	202
4.200%, 11/01/2018	230	225
El Cajon Redevelopment Agency, Tax Allocation, El Cajon Redevelopment Project (AMBAC)
4.250%, 10/01/2015	220	222
4.250%, 10/01/2016	275	277
4.250%, 10/01/2017	190	190
Long Beach Community Facilities District #5, Towne Center Special Tax
6.100%, 10/01/2012	165	167
Murrieta Community Facilities District #2, The Oaks Area
5.750%, 09/01/2020	250	263
Norco, Special Tax, Community Facilities District #97-1 (AGTY)
4.500%, 10/01/2016	260	264
Palm Desert Financing Authority, Tax Allocation Revenue, Project Area #4, Series A (MBIA)
4.750%, 10/01/2013	655	681
4.400%, 10/01/2018	250	250
Poway Unified School District, Special Tax, Community Facilities District #6-4
5.000%, 09/01/2023	400	397
San Bernardino Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	500	522
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Revenue, Mission Bay North Redevelopment Project, Series B (RAAI)
4.000%, 08/01/2012	295	293
4.100%, 08/01/2014	325	322
4.250%, 08/01/2016	250	248
Shafter Community Development Agency, Tax Allocation Revenue, Community Development Project Area #1, Series A (FSA)
4.250%, 11/01/2017	180	180
South Tahoe Redevelopment Agency, Special Tax, Community Facilities District #2001-1
4.600%, 10/01/2018	280	275
Southern California Logistics Airport Authority (XLCA)
4.250%, 12/01/2018	285	281

		6,596

Transportation – 2.1%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC)
4.172%, 10/01/2014 (e)	1,000	741
San Francisco City & County International Airports Commission, Second Series, Issue 25 (AMT) (FSA)
5.500%, 05/01/2008	500	507

		1,248

Utilities – 10.0%
Banning Water Utility Authority, Enterprise Revenue, Referendum and Improvement Projects (FGIC)
5.000%, 11/01/2020	1,025	1,077
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Mandatory Put 09/01/2009 @ 100 (AMT)
4.100%, 09/01/2014	750	741
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Series B (AGTY) (AMT)
5.000%, 07/01/2027	250	247
California Statewide Communities Development Authority, Pollution Control Revenue, Southern California Edison Company, Series A, Mandatory Put 04/01/2013 @ 100 (XLCA)
4.100%, 04/01/2028	500	498
California Statewide Communities Development Authority, Water Revenue, Series B (FSA)
4.250%, 10/01/2017	635	637
Chino Basin Regional Financing Authority, Inland Empire Utility Agency Sewer Project, Pre-refunded 11/01/2009 @ 101 (MBIA)
5.200%, 11/01/2011 (a)	405	422
Imperial, Wastewater Treatment Facility (FGIC)
5.000%, 10/15/2020	1,000	1,034
Richmond Wastewater Systems, Pre-refunded 08/01/2009 @ 102 (FGIC)
5.200%, 08/01/2011 (a)	500	524
Signal Hill, Water Revenue (MBIA)
4.375%, 11/01/2018	345	347
Whittier Utility Authority (MBIA)
4.400%, 06/01/2017	305	307
4.500%, 06/01/2018	65	65

		5,899

Total Revenue Bonds		42,101

General Obligations – 19.9%
Alisal Union School District, Series C, Zero Coupon Bond (FGIC)
3.803%, 08/01/2008 (e)	860	826
Baldwin Park Unified School District Election 2002, Zero Coupon Bond (AMBAC)
4.845%, 08/01/2020 (e)	1,000	534
California State
4.000%, 08/01/2015	250	247
5.000%, 02/01/2017	1,000	1,045
5.125%, 04/01/2024	500	521
California State, Water Reservoir Development, Series Q
4.750%, 03/01/2020	200	200
First American Funds Annual Report 2007       41

Schedule of  Investments (continued)

California Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Chabot-Las Positas Community College District, Election of 2004-B, Zero Coupon Bond (AMBAC)
4.711%, 08/01/2019 (e)	$400	$228
Foothill-De Anza Community College District
6.000%, 08/01/2011	300	321
Fresno Unified School District, Series A (MBIA)
6.050%, 08/01/2011	500	541
Jefferson Union High School District, San Mateo County, Series A (MBIA)
6.250%, 02/01/2014	300	339
Los Angeles Unified School District Election of 2005, Series C (AMBAC)
5.000%, 07/01/2015	1,000	1,067
Pomona Unified School District, Series A (MBIA)
6.150%, 08/01/2015	500	555
Puerto Rico Commonwealth, Series B (FSA)
6.500%, 07/01/2015	1,000	1,164
Roseville Joint Union High School District, Election of 2004, Series B (FGIC)
5.000%, 08/01/2018	550	580
Roseville Joint Union High School District, Series E
5.200%, 08/01/2020	600	622
San Diego Community College, District Election of 2002 (FSA)
5.000%, 05/01/2019	1,000	1,050
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC)
4.418%, 09/01/2017 (e)	1,000	641
Santee School District, Series A (FSA)
4.125%, 08/01/2019	245	240
Walnut Valley Unified School District, Series A, Pre-refunded 08/01/2010 @ 102 (FSA)
5.000%, 08/01/2012 (a)	255	269
West Covina Unified School District, Series A (MBIA)
5.350%, 02/01/2020	770	813

Total General Obligations		11,803
Certificates of Participation – 7.8%
Adelanto Elementary School District, District Administrative Facilities (FSA)
4.000%, 09/01/2018	205	200
California Special Districts Association Financial Corporation, Montecito Sanitary, Series UU (MBIA)
4.000%, 07/01/2016	165	163
4.000%, 07/01/2017	180	177
California Special Districts Association Financial Corporation, Vector Control District, Series TT (MLO) (XLCA)
4.000%, 06/01/2016	195	194
Grossmont Unified High School District, Pre-refunded 09/01/2008 @ 102 (FSA) (MLO)
5.400%, 09/01/2013 (a)	300	312
Kern County Board of Education, Series A (MBIA) (MLO)
5.200%, 05/01/2012	325	335
Kern County Board of Education, Series A, Pre-refunded 05/01/2008 @ 102 (MBIA) (MLO)
5.200%, 05/01/2012 (a)	580	599
Los Angeles County Schools, Regionalized Business Services Financing Project, Series A (MLO)
5.000%, 09/01/2008	200	202
Los Angeles, Sonnenblick Del Rio, West Los Angeles (AMBAC) (MLO)
5.375%, 11/01/2010	405	416
Paradise Unified School District, Measure M Project, Series A (AMBAC) (MLO)
5.250%, 09/01/2007	300	301
Poway California (AMBAC) (MLO)
4.500%, 08/01/2016	585	597
Stockton Unified School District (AMBAC)
4.250%, 02/01/2023	685	652
Travis Unified School District (FGIC) (MLO)
4.500%, 09/01/2016	425	435

Total Certificates of Participation		4,583

Total Municipal Bonds (Cost $57,726)		58,487
Short-Term Investment – 1.2%
Blackrock Liquidity Funds (Cost $720)	719,903	720

Total Investments – 100.0% (Cost $58,446)		59,207

Other Assets and Liabilities, Net – 0.0%		(15)

Total Net Assets – 100.0%		$59,192

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $542 or 0.9% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(e)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

ACA –	American Capital Access

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $1,505 or 2.5% of total net assets.

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

XLCA –	XL Capital Assurance Inc.
The accompanying notes are an integral part of the financial statements.
42      First American Funds Annual Report 2007

California Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 98.3%
Revenue Bonds – 77.9%
Continuing Care Retirement Communities – 1.5%
Association of Bay Area Governments Finance Authority, Lincoln Glen Manor Senior Citizens (CMI)
6.100%, 02/15/2025	$250	$255
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	300	304

		559

Education – 11.9%
Association of Bay Area Governments Financial Authority, Schools of the Sacred Heart, Series A
5.900%, 06/01/2010	200	209
California Educational Facilities Authority, Claremont Graduate University, Series A
5.000%, 03/01/2026	375	382
California Educational Facilities Authority, University of Redlands, Series A
5.000%, 10/01/2020	500	515
California Educational Facilities Authority, University of the Pacific
5.000%, 11/01/2030	1,000	1,021
California Educational Facilities Authority, Woodbury University
4.500%, 01/01/2016	470	466
California Municipal Financing Authority, Education Revenue, American Heritage Education Foundation Project, Series A
5.250%, 06/01/2026	400	409
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A
6.750%, 03/01/2019	380	403
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B, Partially Pre-refunded 06/01/2010 @ 101
6.625%, 06/01/2020 (a)	215	229
California State Higher Educational Facilities Authority, University of Redlands, Series A, Pre-refunded 06/01/2010 @ 101
5.950%, 06/01/2015 (a)	310	330
California State University Foundation, Monterey Bay, Pre-refunded 06/01/2011 @ 100 (MBIA)
5.300%, 06/01/2022 (a)	500	526

		4,490

Healthcare – 10.9%
California Health Facilities Financing Authority, Casa Colina
5.500%, 04/01/2013	50	52
California Health Facilities Financing Authority, Marshall Medical Center, Series A (CMI)
4.750%, 11/01/2019	560	564
California Statewide Communities Development Authority, Adventist Health, Series A
5.000%, 03/01/2030	300	302
California Statewide Communities Development Authority, Daughters of Charity Healthcare, Series A
5.250%, 07/01/2030	100	102
California Statewide Communities Development Authority, Elder Care Alliance, Series A, Escrowed to Maturity
7.250%, 11/15/2011 (b)	215	229
California Statewide Communities Development Authority, Kaiser Permanente, Series A
4.750%, 04/01/2033	500	485
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	400	391
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation (AMBAC)
5.000%, 06/01/2012	350	354
California Statewide Communities Development Authority, Redlands Community Hospital, Series A (RAAI)
5.000%, 04/01/2015	500	521
Loma Linda University Medical Center, Hospital Revenue, Series A
5.000%, 12/01/2015	400	414
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Hospital de La Concepcion, Series A
5.500%, 11/15/2008	400	408
Turlock California Health Facilities Revenue, Emanuel Medical Center (MLO)
5.000%, 10/15/2024	300	300

		4,122

Housing – 5.7%
Aztec Shops, California State Auxiliary Organization, San Diego University
5.200%, 09/01/2008	455	460
California State Department of Veterans Affairs, Series C (AMT)
5.500%, 12/01/2019	180	186
California State Housing Finance Agency, Single Family Mortgage, Series B (AMT) (FNMA) (GNMA)
5.650%, 06/01/2010	5	5
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/2008 @ 100
5.250%, 06/01/2029	500	506
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT)
5.150%, 12/01/2031	1,000	1,009

		2,166

Lease Revenue – 9.2%
Apple Valley Public Financing Authority, Lease Revenue, Town Hall Annex Project, Series A (AMBAC) (MLO)
5.000%, 09/01/2027 (c)	500	517
California State Public Works Board, California Community Colleges, Series B (MLO)
5.500%, 06/01/2019	1,035	1,117
Golden State Tobacco Securitization Corporation, California Tobacco Settlement, Convertible CABs, Series A (FSA) (MLO)
0.000% through 06/01/2010, thereafter 4.550%, 06/01/2022 (d)	1,250	1,080
Los Angeles Community Redevelopment Agency, Lease Revenue, Manchester Social Services Project (AMBAC) (MLO)
5.000%, 09/01/2016	700	741

		3,455

First American Funds Annual Report 2007       43

Schedule of  Investments (continued)

California Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Miscellaneous – 8.8%
California Statewide Communities Development Authority, Los Angeles Center for Alcohol, Drug Abuse & Family Services Options (CMI)
4.000%, 05/01/2016	$115	$111
Golden West Schools Financing Authority, Glendora Unified School District (MBIA)
5.500%, 09/01/2019	910	1,010
Golden West Schools Financing Authority, Series A (MBIA)
5.750%, 02/01/2014	250	276
5.800%, 08/01/2022	320	370
5.800%, 08/01/2023	345	400
Sacramento City Financing Authority, Pre-refunded 06/01/2010 @ 101 (MLO)
5.400%, 06/01/2018 (a)	455	479
5.500%, 06/01/2023 (a)	645	680

		3,326

Recreational Facility Authority – 1.4%
California State University Fresno Association, Auxiliary Organization Event Center, Pre-refunded 07/01/2012 @ 101
6.000%, 07/01/2022 (a)	500	550

Tax Revenue – 14.2%
Grass Valley Community Redevelopment Agency, Tax Allocation
6.400%, 12/01/2034	400	418
Irvine Unified School District Financing Authority, Special Tax Group II, Series A
5.000%, 09/01/2026	225	222
Long Beach Community Facilities District #5, Towne Center Special Tax
6.100%, 10/01/2012	250	253
Los Angeles
5.625%, 03/01/2019	200	210
Los Angeles County Community Facilities District #3, Special Tax, Series A (AMBAC)
5.250%, 09/01/2018	715	741
Murrieta Community Facilities District #2, The Oaks Area
5.750%, 09/01/2020	125	132
Norco, Special Tax, Community Facilities District #97-1 (AGTY)
4.875%, 10/01/2030	500	501
Ohio County, West Virginia, Special District Excise Tax Revenue, Fort Henry Economic Development, Series B
5.625%, 03/01/2036	155	160
Palm Desert Financing Authority, Tax Allocation Revenue, Project Area #4, Series A (MBIA)
5.000%, 10/01/2029	1,000	1,029
Poway Unified School District, Special Tax, Community Facilities District #6-4
5.000%, 09/01/2023	250	248
San Bernardino Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	350	365
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Revenue, Mission Bay North Redevelopment Project, Series B (RAAI)
4.375%, 08/01/2018	380	374
Solana Beach Public Financing Authority, Assessment Revenue
5.000%, 09/02/2026	100	98
South Tahoe Redevelopment Agency, Special Tax, Community Facilities District #2001-1
4.400%, 10/01/2015	120	118
4.500%, 10/01/2016	125	123
Stockton Public Financing Revenue, Assessment Districts, Senior Lien, Series A (RAAI)
4.375%, 09/02/2020	365	352

		5,344

Transportation – 1.0%
Puerto Rico Commonwealth Highway & Transportation Authority, Series X (MBIA)
5.500%, 07/01/2015	100	110
San Francisco Airport Commission, SFO Fuel Company (AMT) (FSA)
5.625%, 01/01/2012	250	257

		367

Utilities – 13.3%
Banning Water Utility Authority, Enterprise Revenue, Referendum and Improvement Projects (FGIC)
5.000%, 11/01/2023	1,040	1,084
Burlingame Finance Authority, Wastewater Revenue (FSA)
4.250%, 04/01/2026	1,390	1,313
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Series A-2 (AMT)
5.400%, 04/01/2025	500	519
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Series B (AGTY) (AMT)
5.000%, 07/01/2027	250	247
California Statewide Communities Development Authority, Pollution Control Revenue, Southern California Edison Company, Series C, Mandatory Put 11/01/2016 @ 100 (FGIC)
4.250%, 11/01/2033	500	500
Compton Sewer Authority (MBIA)
5.375%, 09/01/2023	1,150	1,190
South Bayside Waste Management Authority (AMBAC)
5.750%, 03/01/2020	150	157

		5,010

Total Revenue Bonds		29,389
General Obligations – 14.4%
Acalanes Unified High School District, Zero Coupon Bond, Pre-refunded 08/01/2010 @ 70.92 (FGIC)
3.944%, 08/01/2016 (a) (e)	700	440
California State
5.000%, 02/01/2024	700	720
4.500%, 08/01/2026	500	480
California State, Pre-refunded 10/01/2010 @ 100
5.250%, 10/01/2019 (a)	35	37
5.250%, 10/01/2019 (a)	105	110
California State, Pre-refunded 10/01/2010 @ 100
5.250%, 10/01/2019 (a)	460	480
Glendora Unified School District, Series A, Pre-refunded 09/01/2010 @ 101 (FSA)
5.350%, 09/01/2020 (a)	340	358
The accompanying notes are an integral part of the financial statements.
44      First American Funds Annual Report 2007

California Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Jefferson Union High School District, San Mateo County, Series A (MBIA)
6.250%, 08/01/2020	$460	$546
Pomona Unified School District, Series A (MBIA)
5.950%, 02/01/2017	855	978
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	200	209
Puerto Rico Commonwealth, Public Improvements, Series A (FGIC)
5.500%, 07/01/2019	200	223
Sacramento Unified School District, Series A, Pre-refunded 07/01/2009 @ 102
5.750%, 07/01/2017 (a)	400	423
Santee School District, Series A (FSA)
4.250%, 08/01/2020	420	412

Total General Obligations		5,416

Certificates of Participation – 6.0%
Escondido, Series A (FGIC)
5.625%, 09/01/2020	300	317
Los Angeles, Sonnenblick del Rio Senior Lien (AMBAC) (MLO)
6.000%, 11/01/2019	330	353
Ramona Unified School District, Convertible CABs (FGIC)
0.000% through 05/01/2012, thereafter 5.000%, 05/01/2032 (c) (d)	500	396
Ridgecrest Civic Center Project, Pre-refunded 03/01/2009 @ 101 (MLO)
6.250%, 03/01/2021 (a)	250	262
Stockton Unified School District (AMBAC)
4.250%, 02/01/2024	650	615
West Kern County Water District, Pre-refunded 06/01/2010 @ 101 (MLO)
5.200%, 06/01/2014 (a)	320	334

Total Certificates of Participation		2,277

Total Municipal Bonds (Cost $36,289)		37,082

Short-Term Investment – 3.3%
Blackrock Liquidity Funds (Cost $1,253)	1,252,904	1,253

Total Investments – 101.6% (Cost $37,542)		38,335

Other Assets and Liabilities, Net – (1.6)%		(618)

Total Net Assets – 100.0%		$37,717

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $896 or 2.4% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(e)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $2,223 or 5.9% of total net assets.

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.
First American Funds Annual Report 2007       45

Schedule of  Investments (continued)

Colorado Intermediate Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 100.1%
Revenue Bonds – 76.5%
Continuing Care Retirement Communities – 1.9%
Colorado State Health Facilities Authority, Christian Living Communities Project, Series A
5.250%, 01/01/2014	$250	$255
Colorado State Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	510

		765

Education – 6.9%
Colorado Educational & Cultural Facilities Authority, Ave Maria School Project (RAAI)
4.750%, 12/01/2014	220	226
4.750%, 12/01/2015	230	237
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project, Escrowed to Maturity
6.250%, 09/15/2011 (a)	280	290
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity
6.375%, 12/01/2011 (a)	605	633
Colorado State Educational & Cultural Facilities Authority, Core Knowledge Charter School, Pre-refunded 11/01/2009 @ 100
6.850%, 11/01/2016 (b)	440	468
Colorado State Educational & Cultural Facilities Authority, Front Range Christian School Project (LOC: Evangelical Christian, Wescorp Credit Union)
4.500%, 04/01/2018	225	223
4.500%, 04/01/2019	240	236
Colorado State Educational & Cultural Facilities Authority, Northwest Nazarene Project
4.500%, 11/01/2015	550	538

		2,851

Healthcare – 25.0%
Aspen Valley Hospital
4.375%, 10/15/2014	560	552
Colorado State Health Facilities Authority, Adventist Health, Sunbelt, Series E
5.000%, 11/15/2012	500	516
Colorado State Health Facilities Authority, Boulder Hospital (MBIA)
5.000%, 10/01/2010	500	516
Colorado State Health Facilities Authority, Evangelical Lutheran
6.900%, 12/01/2025	135	147
Colorado State Health Facilities Authority, Evangelical Lutheran, Pre-refunded 12/01/2010 @ 102
6.900%, 12/01/2025 (b)	215	238
Colorado State Health Facilities Authority, Evangelical Lutheran Project
5.000%, 06/01/2016	250	257
Colorado State Health Facilities Authority, Evangelical Lutheran Project, Series A
4.200%, 06/01/2013	200	197
Colorado State Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America, Series A
5.000%, 07/01/2015	500	494
Colorado State Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
5.250%, 12/01/2013	860	907
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project
5.375%, 01/01/2016	700	705
Colorado State Health Facilities Authority, Parkview Medical Center
5.750%, 09/01/2008	250	255
5.500%, 09/01/2009	500	513
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Pre-refunded 09/15/2008 @ 101
5.300%, 09/15/2009 (b)	160	161
Colorado State Health Facilities Authority, The Devereux Foundation (RAAI)
4.200%, 11/01/2013	80	80
Colorado State Health Facilities Authority, Vail Valley Medical Center Project
5.000%, 01/15/2013	300	308
5.750%, 01/15/2022	800	831
Colorado State Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
5.000%, 05/15/2012	165	171
5.000%, 05/15/2013	500	519
Colorado State Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013 (c)	410	415
Delta County Memorial Hospital District
5.350%, 09/01/2017	500	511
La Junta County Hospital, Arkansas Valley Regional Medical Center Project
5.400%, 04/01/2008	335	336
5.500%, 04/01/2009	355	359
Montrose Memorial Hospital
5.300%, 12/01/2013	260	267
5.450%, 12/01/2014	390	405
University of Colorado Hospital Authority, Pre-refunded 11/15/2011 @ 100
5.000%, 11/15/2014 (b)	300	310
Washington County Iowa Hospital, Washington County Hospital Project
5.125%, 07/01/2016	350	351

		10,321

Miscellaneous – 7.3%
Colorado Educational & Cultural Facilities Authority, Colorado Public Radio
4.800%, 07/01/2009	250	252
4.900%, 07/01/2010	265	269
Colorado Educational & Cultural Facilities Authority, National Conference of State Legislatures
5.250%, 06/01/2013	700	726
Denver City & County, Helen G. Bonfils Foundation Project, Series B
5.125%, 12/01/2017	900	904
High Plains Metropolitan District, Series B (LOC: Compass Bank)
4.375%, 12/01/2015	860	861

		3,012

The accompanying notes are an integral part of the financial statements.
46      First American Funds Annual Report 2007

Colorado Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Recreational Facility Authority – 1.8%
Hyland Hills Metropolitan Park & Recreation District, Series A
6.100%, 12/15/2009	$210	$212
Hyland Hills Metropolitan Park & Recreation District, Special Revenue (ACA)
5.000%, 12/15/2015	500	518

		730

Revolving Fund – 0.2%
Colorado Water Resource & Power Development Authority, Small Water Resources, Series A (FGIC)
5.700%, 11/01/2015	55	58

Tax Revenue – 3.8%
Larimer County Sales & Use Tax (AMBAC)
5.000%, 12/15/2010	460	476
Longmont Sales & Use Tax, Pre-refunded 11/15/2010 @ 100
5.500%, 11/15/2015 (b)	500	525
Park Meadows Business Improvement District, Shared Sales Tax
5.000%, 12/01/2017 (c)	250	250
Superior Open Space Sales & Use Tax
4.500%, 06/01/2013	100	100
4.600%, 06/01/2014	225	226

		1,577

Transportation – 17.5%
Colorado Department of Transportation (AMBAC)
6.000%, 06/15/2010	1,000	1,058
E-470 Public Highway Authority, Series B, Zero Coupon Bond (MBIA)
4.458%, 09/01/2017 (d)	1,575	1,006
4.591%, 09/01/2019 (d)	960	553
4.711%, 09/01/2022 (d)	1,000	493
E-470 Public Highway Authority, Series C, Convertible CABs (MBIA)
0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 (e)	500	427
Eagle County Air Terminal Revenue, Airport Terminal Improvement Project, Series B (AMT)
5.250%, 05/01/2020	130	131
Northwest Parkway Public Highway Authority, Convertible CABs (FSA)
0.000% through 06/15/2011, thereafter 5.200%, 06/15/2014 (e)	750	653
Northwest Parkway Public Highway Authority, Convertible CABs (AMBAC)
0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 (e)	2,000	1,755
Northwest Parkway Public Highway Authority, Convertible CABs (FSA)
0.000% through 06/15/2011, thereafter 5.350%, 06/15/2016 (e)	1,000	885
Walker Field Public Airport Authority Revenue
4.500%, 12/01/2016	275	266

		7,227

Utilities – 12.1%
Arapahoe County Water & Wastewater Authority, Escrowed to Maturity
5.750%, 12/01/2008 (a)	160	164
Arapahoe County Water & Wastewater Authority, Pre-refunded 12/01/2009 @ 100
6.000%, 12/01/2011 (b)	185	193
Boulder Water & Sewer, Escrowed to Maturity
5.750%, 12/01/2010 (a)	1,545	1,634
Broomfield Water Activity Enterprise (MBIA)
5.500%, 12/01/2017	500	529
Colorado Water Resource & Power Development Authority, Small Water Resources, Series A, Pre-refunded 11/01/2010 @ 100 (FGIC)
5.700%, 11/01/2015 (b)	45	47
Denver City & County Wastewater (FGIC)
5.250%, 11/01/2017	1,260	1,324
Inverness Water & Sanitation District, Arapahoe & Douglas Counties, Series A (RAAI)
4.250%, 12/01/2016	600	598
Platte River Power Authority, Series GG (FSA)
4.500%, 06/01/2017	500	511

		5,000

Total Revenue Bonds		31,541

General Obligations – 20.3%
Arapahoe County School District #5, Cherry Creek, Pre-refunded 12/15/2009 @ 100 (STAID)
5.500%, 12/15/2011 (b)	1,000	1,038
Cordillera Metropolitan School District, Eagle County (RAAI)
5.000%, 12/01/2013	620	644
Denver West Metropolitan School District
4.125%, 12/01/2014	150	146
4.200%, 12/01/2015	480	467
Douglas County School District #RE-1, Douglas & Elbert Counties, Series B, Zero Coupon Bond (FSA) (STAID)
4.336%, 12/15/2015 (d)	585	407
Fiddlers Business Improvement District, Greenwood Village, Series 1 (ACA)
4.250%, 12/01/2015	460	450
Garfield County School District #RE-2 (FSA) (STAID)
5.250%, 12/01/2019	1,530	1,608
Jefferson County School District #R-001 (MBIA) (STAID)
6.250%, 12/15/2009	1,000	1,056
North Range Metropolitan District #1 (ACA)
4.250%, 12/15/2018	600	573
Pinery West Metropolitan District #2 (RAAI)
4.000%, 12/01/2018	325	308
SBC Metropolitan School District (ACA)
4.250%, 12/01/2015	445	434
Westglenn Metropolitan District
6.000%, 12/01/2014	1,220	1,256

Total General Obligations		8,387

Certificates of Participation – 3.3%
Aims Junior College (MBIA)
4.100%, 12/15/2017	525	517
Garfield County Building Corporation (AMBAC) (MLO)
5.300%, 12/01/2011	400	416
Pueblo County, Capital Construction (MLO)
4.400%, 12/01/2016	410	404

Total Certificates of Participation		1,337

Total Municipal Bonds (Cost $40,194)		41,265

First American Funds Annual Report 2007       47

Schedule of  Investments (continued)

Colorado Intermediate Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 0.7%
Money Market Fund – 0.7%
First American Tax Free Obligations Fund, Class Z (f)
(Cost $313)	312,811	$313

Total Investments – 100.8%
(Cost $40,507)		41,578

Other Assets and Liabilities, Net – (0.8)%		(348)

Total Net Assets – 100.0%		$41,230

(a)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(b)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $665 or 1.6% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield at the time of purchase.

(e)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(f)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA –	American Capital Access

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $131, which represents 0.3% of net assets.

FGIC –	Financial Guaranty Insurance Corporation

FSA –	Financial Security Assurance

LOC –	Letter of Credit

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

STAID –	State Aid Withholding

Colorado Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 96.8%
Revenue Bonds – 76.4%
Continuing Care Retirement Communities – 6.2%
Colorado Health Facilities, Christian Living Communities, Series A
5.750%, 01/01/2026	$100	$104
Colorado State Health Facilities Authority, Covenant Retirement Communities
5.250%, 12/01/2025	200	204
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B
6.125%, 12/01/2033	350	376
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	225	227
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	104
North Carolina Community Health Care Facilities, Presbyterian Homes
5.400%, 10/01/2027	220	226
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	325	326

		1,567

Education – 12.2%
Anderson, Indiana, Economic Development Revenue, Anderson University Project
5.000%, 10/01/2032	350	342
Colorado Educational & Cultural Facilities Authority, Academy Charter School Project, Series A
4.625%, 12/15/2028	330	321
Colorado State Board of Agriculture, Auxiliary Facility Systems (AMBAC)
5.125%, 03/01/2017	200	202
Colorado State Educational & Cultural Facilities Authority, Ave Maria School Project (RAAI)
4.850%, 12/01/2025	250	251
Colorado State Educational & Cultural Facilities Authority, Ave Marie School Project, Pre-refunded 12/01/2010 @ 100 (RAAI)
6.000%, 12/01/2016 (a)	200	211
Colorado State Educational & Cultural Facilities Authority, Charter School, James Irwin Foundation (CIFG) (STAID)
5.000%, 08/01/2027 (b)	250	260
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity
6.375%, 12/01/2011 (c)	425	445
Colorado State Educational & Cultural Facilities Authority, Front Range Christian School Project (LOC: Evangelical Christian, Wescorp Credit Union)
5.000%, 04/01/2037	750	757
Colorado State Educational & Cultural Facilities Authority, Northwest Nazarene Project
4.500%, 11/01/2015	300	293

		3,082

Healthcare – 24.5%
Aspen Valley Hospital
5.000%, 10/15/2021	450	451
The accompanying notes are an integral part of the financial statements.
48      First American Funds Annual Report 2007

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Boulder County Longmont United Hospital Project (RAAI)
5.300%, 12/01/2010	$330	$343
Colorado State Health Facilities Authority, Evangelical Lutheran
6.900%, 12/01/2025	60	65
Colorado State Health Facilities Authority, Evangelical Lutheran, Pre-refunded 12/01/2010 @ 102
6.900%, 12/01/2025 (a)	90	100
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Series A
5.250%, 06/01/2034	230	234
Colorado State Health Facilities Authority, Evangelical Lutheran Project
5.000%, 06/01/2016	100	103
Colorado State Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America, Series A
5.250%, 07/01/2027	300	297
Colorado State Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
4.625%, 12/01/2024	325	318
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project
5.375%, 01/01/2016	300	302
Colorado State Health Facilities Authority, Parkview Medical Center
5.600%, 09/01/2011	300	314
Colorado State Health Facilities Authority, Portercare Adventist Project, Pre-refunded 11/15/2011 @ 101
6.500%, 11/15/2023 (a)	600	664
Colorado State Health Facilities Authority, Poudre Valley Health Care, Series F
5.000%, 03/01/2025	350	351
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Pre-refunded 09/15/2008 @ 101
5.300%, 09/15/2009 (a)	155	156
Colorado State Health Facilities Authority, Vail Valley Medical Center
5.000%, 01/15/2020	250	252
5.800%, 01/15/2027	500	521
Delta County Memorial Hospital District
5.350%, 09/01/2017	220	225
Denver Health & Hospital Authority, Healthcare Revenue, Series A
4.750%, 12/01/2027	250	237
Halifax Medical Center, Hospital Revenue, Series A
5.000%, 06/01/2038	325	318
Iowa Finance Authority, Health Facilities Revenue, Care Initiatives Project, Series A
5.000%, 07/01/2020	100	99
Iowa Hospital Revenue, Washington County Hospital Project
5.375%, 07/01/2026	225	227
La Junta, Arkansas Valley Regional Medical Center Project
6.100%, 04/01/2024	100	103
Montrose Memorial Hospital
6.375%, 12/01/2023	130	143
New Hampshire Health & Educational Facilities Authority, The Memorial Hospital
5.250%, 06/01/2036	100	101
University of Alabama at Birmingham, Hospital Revenue, Series A
4.500%, 09/01/2031	250	229

		6,153

Housing – 2.7%
Burlingame Housing, Multifamily Revenue, Housing Project (MBIA)
4.500%, 11/01/2029	500	484
Colorado State Housing & Finance Authority, Multifamily Project, Class I, Series B-4
5.900%, 04/01/2031	100	103
Colorado State Housing & Finance Authority, Series E-2 (AMT)
7.000%, 02/01/2030	50	53
Colorado State Housing & Finance Authority, Single Family Housing Program, Series A-2 (AMT)
7.450%, 10/01/2016	5	5
Colorado State Housing & Finance Authority, Single Family Housing Program, Series B-2 (AMT)
7.100%, 04/01/2017	30	31

		676

Miscellaneous – 3.5%
Colorado State Educational & Cultural Facilities Authority, National Conference of State Legislatures
5.250%, 06/01/2021	750	770
Denver City & County, Helen G. Bonfils Foundation Project, Series B
5.125%, 12/01/2017	100	100

		870

Recreational Facility Authority – 2.7%
Denver Convention Center, Hotel Authority Revenue (XLCA)
4.500%, 12/01/2025	500	484
Hyland Hills Metropolitan Park & Recreational District, Special Revenue (ACA)
4.375%, 12/15/2026	200	185

		669

Tax Revenue – 6.6%
Douglas County Sales & Use Tax Revenue (FSA)
5.625%, 10/15/2020	200	210
Highlands Ranch Metropolitan School District #2 (FSA)
5.000%, 06/15/2016	20	20
Larimer County Sales & Use Tax (AMBAC)
5.625%, 12/15/2018	100	105
Mountain Village Metropolitan District, San Miguel County (MBIA)
5.200%, 12/01/2017	200	203
Ohio County, West Virginia, Special District Excise Tax Revenue, Fort Henry Economic Development, Series B
5.625%, 03/01/2036	100	103
Park Meadows Business Improvement District, Shared Sales Tax
5.300%, 12/01/2027 (b)	475	476
First American Funds Annual Report 2007       49

Schedule of  Investments (continued)

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Superior Open Space Sales & Use Tax
5.000%, 06/01/2026	$330	$333
Vanderburgh County, Indiana, Industrial Redevelopment Commission, Tax Increment
5.000%, 02/01/2026	210	215

		1,665

Transportation – 11.1%
Denver City & County Airport, Series E (MBIA)
5.250%, 11/15/2023	500	507
Eagle County Air Terminal Revenue, Airport Terminal Improvement Project, Series B (AMT)
5.250%, 05/01/2020	75	76
Northwest Parkway Public Highway Authority, Convertible CABs (FSA)
0.000% through 06/15/2011, thereafter 5.200%, 06/15/2014 (d)	750	653
Northwest Parkway Public Highway Authority, Convertible CABs (AMBAC)
0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 (d)	500	439
Northwest Parkway Public Highway Authority, Convertible CABs (AMBAC)
0.000% through 06/15/2011, thereafter 5.700%, 06/15/2021 (d)	1,000	895
Walker Field Public Airport Authority Revenue
4.750%, 12/01/2027	250	237

		2,807

Utilities – 6.9%
Arapahoe County Water & Wastewater (MBIA) (MLO)
5.000%, 12/01/2026	250	257
Boulder Water & Sewer, Pre-refunded 12/01/2010 @ 100
5.700%, 12/01/2019 (a)	300	317
Broomfield Water Activity Enterprise (MBIA)
5.500%, 12/01/2019	400	422
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT)
5.700%, 07/01/2018	250	268
Fort Collins Wastewater Utility Enterprise (FSA)
5.500%, 12/01/2020	300	314
Inver Grove Heights, Minnesota, Nursing Home Revenue, Presbyterian Homes Care
5.375%, 10/01/2026	150	149

		1,727

Total Revenue Bonds		19,216

General Obligations – 10.6%
Antelope Water System
4.875%, 12/01/2025	175	175
Boulder Open Space Acquisition, Pre-refunded 08/15/2010 @ 100
5.450%, 08/15/2016 (a)	350	365
Bromley Park School District #3 (RAAI)
4.625%, 12/01/2029	350	338
El Paso County School District #49, Falcon, Series A, Pre-refunded 12/01/2009 @ 105 (FSA) (STAID)
6.000%, 12/01/2018 (a)	200	219
Fiddlers Business Improvement District, Greenwood Village, Series 1 (ACA)
4.500%, 12/01/2027	400	371
Midcities Metropolitan School District #2 (RAAI)
5.125%, 12/01/2030	200	206
North Range Metropolitan District #1 (ACA)
4.500%, 12/15/2031	340	315
Pinery West School District #2 (RAAI)
4.500%, 12/01/2032	350	326
SBC Metropolitan District (ACA)
5.000%, 12/01/2025	115	117
Vista Ridge Metropolitan School District, Limited Tax, Series A (RAAI)
4.500%, 12/01/2031	250	233

Total General Obligations		2,665

Certificates of Participation – 9.8%
Arapahoe County Building Finance Authority, Pre-refunded 02/15/2010 @ 100 (AMBAC) (MLO)
5.250%, 02/15/2021 (a)	200	206
Broomfield County Open Space Park & Recreation Facilities (AMBAC) (MLO)
5.500%, 12/01/2020	800	836
Broomfield County, Westminster Open Space Foundation
4.625%, 12/01/2025	330	325
Colorado Springs Old City Hall Project (FSA) (MLO)
5.500%, 12/01/2017	200	210
5.500%, 12/01/2020	200	209
El Paso County, Judicial Complex Project, Series A (AMBAC)
4.500%, 12/01/2026	500	482
Pueblo County, Capital Construction (MLO)
5.000%, 12/01/2024	200	203

Total Certificates of Participation		2,471

Total Municipal Bonds (Cost $23,691)		24,352

The accompanying notes are an integral part of the financial statements.
50      First American Funds Annual Report 2007

Colorado Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investments – 6.2%
Money Market Fund – 6.2%
First American Tax Free Obligations Fund, Class Z (e)
(Cost $1,551)	1,550,865	$1,551

Total Investments – 103.0% (Cost $25,242)		25,903

Other Assets and Liabilities, Net – (3.0)%		(750)

Total Net Assets – 100.0%		$25,153

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $731 or 2.9% of total net assets. See note 2 in Notes to Financial Statements.

(c)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(d)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(e)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA –	American Capital Access

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $433, which represents 1.7% of net assets.

CIFG –	CDC IXIS Financial Guaranty

FSA –	Financial Security Assurance

LOC –	Letter of Credit

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

STAID –	State Aid Withholding

XLCA –	XL Capital Assurance Inc.

Intermediate Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 100.2%
Alabama – 1.3%
Revenue Bonds – 1.3%
Alabama State Docks Department, Pre-refunded 10/01/2008 @ 102 (MBIA)
5.250%, 10/01/2010 (a)	$3,000	$3,111
Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project, Escrowed to Maturity
8.000%, 07/01/2011 (b)	1,400	1,507
Health Care Authority for Baptist Health, Series D
5.000%, 11/15/2015	800	822
Montgomery BMC Special Care Facilities Revenue, Baptist Health, Series A-2, Convertible CABs, Pre-refunded 11/15/2014 @ 100 (MBIA)
0.000% through 11/15/2007,
thereafter 5.000%, 11/15/2016 (a) (c)	2,000	2,060

		7,500

Alaska – 0.1%
Revenue Bond – 0.1%
Aleutians East Borough Project, Aleutian Pribilof Islands (ACA)
4.375%, 06/01/2015	400	394

Arizona – 3.3%
Revenue Bonds – 1.8%
Arizona Game & Fish Department, AGF Administration Building Project (MLO)
4.500%, 07/01/2015	250	252
Arizona Health Facilities Authority, The Terraces Project, Series A
7.500%, 11/15/2023	3,300	3,637
Phoenix Street & Highway User, Escrowed to Maturity
6.500%, 07/01/2009 (b)	180	182
6.250%, 07/01/2011 (b)	900	908
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,300	1,299
Tucson Airport Authority (FSA)
5.000%, 06/01/2013	3,760	3,948

		10,226

General Obligations – 0.7%
Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
1.000% through 07/01/2009,
thereafter 5.000%, 07/01/2016 (d)	1,000	967
1.000% through 07/01/2009,
thereafter 5.000%, 07/01/2017 (d)	1,050	1,019
Maricopa County School District #69, Paradise Valley (MBIA)
5.300%, 07/01/2011	1,000	1,050
Maricopa County Unified School District #48, Scottsdale School Improvement Project 2004, Series B (FSA)
4.750%, 07/01/2018	1,150	1,193

		4,229

First American Funds Annual Report 2007       51

Schedule of  Investments (continued)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Certificates of Participation – 0.8%
Arizona Board of Regents, Series A (AMBAC)
4.375%, 06/01/2019	$495	$490
Arizona Board of Regents, Series B (AMBAC)
4.500%, 06/01/2018	4,120	4,175

		4,665

		19,120

Arkansas – 1.0%
Revenue Bonds – 1.0%
Pulaski County, Residential Housing Facilities Board, Escrowed to Maturity (FHA) (VA)
7.250%, 06/01/2010 (b)	1,290	1,357
University of Arkansas, Fayetteville, Series B (FGIC)
4.500%, 11/01/2016	2,000	2,048
University of Arkansas, UAMS Campus (FGIC)
5.000%, 03/01/2015	1,000	1,058
Washington County Hospital Revenue, Regional Medical Center, Series B
5.000%, 02/01/2016	1,145	1,173

		5,636

California – 6.6%
Revenue Bonds – 3.4%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC) c.172%, 10/01/2014 (e)	2,000	1,483
Apple Valley Public Finance, Town Hall Annex Project, Series A (AMBAC) (MLO)
4.375%, 09/01/2018 (d)	560	559
Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC) (MLO)
4.500%, 06/01/2018 (d)	920	928
Association of Bay Area Governments Financial Authority, Archstone Redwood Housing Project, Series A
5.300%, 10/01/2008	290	295
Association of Bay Area Governments Financial Authority for Nonprofit Corporations, Elder Care Alliance (CMI)
4.500%, 08/15/2012	335	338
5.000%, 08/15/2017	1,215	1,244
California Educational Facilities Authority, Lutheran University, Series C
5.000%, 10/01/2024	1,000	1,026
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Mandatory Put 09/01/2009 @ 100 (AMT)
4.100%, 09/01/2014	250	247
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/2008 @ 100
5.250%, 06/01/2029	1,000	1,012
California Statewide Communities Development Authority, Elder Care Alliance, Series A, Escrowed to Maturity
7.250%, 11/15/2011 (b)	1,245	1,325
California Statewide Communities Development Authority, Health Facilities, Adventist Health, Series A
5.000%, 03/01/2030	700	704
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	1,180	1,154
California Statewide Communities Development Authority, Kaiser Permanente, Series I, Mandatory Put 05/01/2011 @ 100
3.450%, 04/01/2035	500	483
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	1,210	1,253
Golden State Tobacco Securitization Corporation, California Tobacco Settlement, Series A, Convertible CABs (FSA) (MLO)
0.000% through 06/01/2010,
thereafter 4.550%, 06/01/2022 (c)	1,600	1,383
Golden State Tobacco Securitization Corporation, Pre-refunded 06/01/2010 @ 100 (MLO)
5.600%, 06/01/2028 (a)	2,450	2,563
Rohnert Community Development Tax Allocation Revenue, Housing Redevelopment Project, Series H (FGIC)
4.000%, 08/01/2017	335	328
Rohnert Community Development Tax Allocation Revenue, Redevelopment Project, Series R (FGIC)
5.000%, 08/01/2017	1,000	1,062
San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	575	600
Upland Community Redevelopment Agency Tax Allocation, Merged Project (AMBAC)
4.250%, 09/01/2026	1,400	1,300
Woodland Financial Authority (MLO) (XLCA)
4.700%, 03/01/2019	815	829

		20,116

General Obligations – 3.2%
ABC Unified School District, Series A (MBIA)
4.900%, 02/01/2020	1,565	1,654
California State
5.000%, 02/01/2016	1,000	1,043
5.000%, 02/01/2017	2,000	2,089
4.000%, 08/01/2017	2,000	1,951
5.000%, 11/01/2018	260	268
5.000%, 08/01/2019	500	524
5.000%, 02/01/2021	1,500	1,557
5.125%, 04/01/2024	500	521
California State, Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2018 (a)	4,740	4,954
Chabot-Las Positas Community College District, Election of 2004-B, Zero Coupon Bond (AMBAC)
4.711%, 08/01/2019 (e)	1,390	792
Roseville Joint Unified High School District
5.100%, 08/01/2019	390	403
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC)
4.418%, 09/01/2017 (e)	1,000	641
Santa Monica Community College District, Capital Appreciation, 2002 Election, Series C, Zero Coupon Bond (MBIA)
4.357%, 08/01/2016 (e)	2,000	1,351
The accompanying notes are an integral part of the financial statements.
52      First American Funds Annual Report 2007

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Victor Elementary School District, Series A, Zero Coupon Bond (FGIC)
4.731%, 08/01/2023 (e)	$2,030	$957

		18,705

		38,821

Colorado – 8.5%
Revenue Bonds – 7.9%
Adams County Pollution Control Revenue, Public Service Company Colorado Project, Series A (MBIA)
4.375%, 09/01/2017	5,000	5,014
Arapahoe County, Single Family, Escrowed to Maturity, Zero Coupon Bond
4.003%, 09/01/2010 (b) (e)	9,320	8,220
Aspen Valley Hospital
5.000%, 10/15/2021	500	501
Colorado Health Facilities Authority, Parkview Medical Center
5.000%, 09/01/2016	640	653
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project, Pre-refunded 09/15/2011 @ 100
6.750%, 09/15/2015 (a)	1,200	1,325
Colorado State Educational & Cultural Facilities Authority, Charter School, James Irwin Foundation (CIFG) (STAID)
4.125%, 08/01/2016 (d)	395	392
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity
6.375%, 12/01/2011 (b)	600	628
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/2011 @ 100
6.750%, 12/01/2016 (a)	1,500	1,665
7.250%, 12/01/2021 (a)	1,500	1,692
Colorado State Educational & Cultural Facilities Authority, Pinnacle Charter School Project, Escrowed to Maturity
5.250%, 12/01/2011 (b)	1,005	1,034
Colorado State Health Facilities Authority, Christian Living Communities Project, Series A
5.250%, 01/01/2014	600	612
5.250%, 01/01/2015	620	632
Colorado State Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	510
Colorado State Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America Care, Series A
5.200%, 07/01/2022	1,000	988
Colorado State Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
4.250%, 12/01/2015	1,250	1,239
Colorado State Health Facilities Authority, Retirement Facilities, Escrowed to Maturity, Zero Coupon Bond
4.611%, 07/15/2020 (b) (e)	10,000	5,518
Colorado State Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
5.000%, 05/15/2012	500	517
5.000%, 05/15/2013	405	420
Colorado State Housing Finance Authority, Series A-2
7.150%, 11/01/2014	25	25
E-470 Public Highway Authority, Series C, Convertible CABs (MBIA)
0.000% through 09/01/2011,
thereafter 5.000%, 09/01/2017 (c)	1,500	1,281
High Plains Metropolitan District, Series B (LOC: Compass Bank)
4.375%, 12/01/2015	340	340
Hyland Hills Metropolitan Park & Recreation District, Special Revenue (ACA)
5.000%, 12/15/2015	560	580
Mesa County, Escrowed to Maturity, Zero Coupon Bond
4.093%, 12/01/2011 (b) (e)	5,500	4,598
Montrose Memorial Hospital
5.700%, 12/01/2017	2,170	2,273
Northwest Parkway Public Highway Authority, Convertible CABs (AMBAC)
0.000% through 06/15/2011,
thereafter 5.250%, 06/15/2015 (c)	2,750	2,413
Platte River Power Authority, Series GG (FSA)
4.500%, 06/01/2017	2,000	2,044
Walker Field Public Airport Authority Revenue
5.000%, 12/01/2022	1,000	991

		46,105

General Obligations – 0.6%
El Paso County School District #2, Harrison, Pre-refunded 12/01/2011 @ 100 (FGIC) (STAID)
5.500%, 12/01/2016 (a)	1,280	1,359
Fiddlers Business Improvement District, Greenwood Village, Series 1 (ACA)
5.000%, 12/01/2022	1,000	1,012
Midcities Metropolitan District #2 (RAAI)
4.875%, 12/01/2016	385	399
North Range Metropolitan District #1 (ACA)
4.300%, 12/15/2019	1,000	954

		3,724

		49,829

Connecticut – 0.9%
Revenue Bonds – 0.9%
Connecticut State Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI)
5.000%, 07/01/2014	1,185	1,238
Mashantucket Western Pequot Tribe, Series A, Pre-refunded 09/01/2007 @ 101
6.400%, 09/01/2011 (a) (f)	4,170	4,230

		5,468

Florida – 0.8%
Revenue Bond – 0.2%
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
5.250%, 10/01/2013	1,400	1,444

General Obligation – 0.2%
Lake County (AMBAC)
4.000%, 06/01/2018	1,270	1,232

First American Funds Annual Report 2007       53

Schedule of  Investments (continued)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Certificate of Participation – 0.4%
Clay County School Board, Series B (MBIA) (MLO)
5.000%, 07/01/2018	$2,205	$2,299

		4,975

Georgia – 0.3%
Revenue Bond – 0.1%
Cherokee County Water & Sewer Authority, Escrowed to Maturity (MBIA)
11.250%, 08/01/2007 (b)	600	604

General Obligations – 0.2%
Fayette County School District, Convertible CABs (FSA)
0.000% through 09/01/2010,
thereafter 4.150%, 03/01/2014 (c)	500	432
Fayette County School District, Convertible CABs (FSA)
0.000% through 09/01/2010,
thereafter 4.250%, 03/01/2015 (c)	265	228
Fayette County School District, Convertible CABs (FSA)
0.000% through 09/01/2010,
thereafter 4.350%, 03/01/2016 (c)	300	259

		919

		1,523

Idaho – 0.2%
Certificates of Participation – 0.2%
Madison County Hospital Revenue (MLO)
5.000%, 09/01/2012	500	510
5.250%, 09/01/2015	295	306
5.250%, 09/01/2016	500	518

		1,334

Illinois – 17.4%
Revenue Bonds – 8.1%
Chicago, Midway Airport Project, Series C (MBIA)
5.500%, 01/01/2014	1,300	1,400
Chicago, Single Family Mortgages, Series A (AMT) (FHLMC) (FNMA) (GNMA)
5.250%, 03/01/2013	5	5
Chicago Water, Zero Coupon Bond (FGIC)
3.985%, 11/01/2009 (e)	6,450	5,882
Granite Single Family Mortgage, Escrowed to Maturity
7.750%, 10/01/2011 (b)	560	607
Illinois Development Finance Authority, Midwestern University, Series B, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2016 (a)	350	375
Illinois Educational Facilities Authority, Art Institute of Chicago, Mandatory Put 03/01/2016 @ 100
4.125%, 03/01/2030	500	487
Illinois Finance Authority, Clare at Water Tower Project, Series A
5.400%, 05/15/2014	1,000	1,006
5.500%, 05/15/2015	1,000	1,008
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	1,014
Illinois Finance Authority, Friendship Village Schaumburg, Series A
5.000%, 02/15/2015	2,500	2,494
Illinois Finance Authority, Landing at Plymouth Project, Series A
5.250%, 05/15/2014	1,320	1,326
Illinois Finance Authority, Peoples Gas, Light and Coke Co., Series A, Mandatory Put 06/01/2016 @ 100 (AMBAC)
4.300%, 06/01/2035	2,000	1,997
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.500%, 02/15/2014	2,430	2,482
Illinois Health Facilities Authority, St. Benedict, Series 2003A-2
5.750%, 11/15/2015	2,750	2,751
Illinois Sports Facilities Authority, State Tax Supported, Convertible CABs (AMBAC)
0.000% through 06/15/2010,
thereafter 4.750%, 06/15/2013 (c)	1,405	1,261
Illinois Sports Facilities Authority, State Tax Supported, Convertible CABs (AMBAC)
0.000% through 06/15/2010,
thereafter 5.100%, 06/15/2016 (c)	1,620	1,487
Illinois State Development Finance Authority, Elgin School District, Zero Coupon Bond (FSA)
4.471%, 01/01/2018 (e)	2,750	1,728
Illinois State Development Finance Authority, Elmhurst Community School #205, Pre-refunded 01/01/2011 @ 100 (FSA)
6.375%, 01/01/2013 (a)	1,025	1,105
Illinois State Health Facilities Authority, Evangelical, Escrowed to Maturity
6.750%, 04/15/2012 (b)	1,320	1,417
Illinois State Health Facilities Authority, Mercy Hospital & Medical Center, Escrowed to Maturity
10.000%, 01/01/2015 (b)	645	789
Illinois State Sales Tax
6.000%, 06/15/2009	2,500	2,602
5.100%, 06/15/2010	2,000	2,066
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A (FGIC)
5.550%, 12/15/2011	675	707
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Escrowed to Maturity, Zero Coupon Bond (FGIC)
3.916%, 06/15/2009 (b) (e)	1,465	1,358
Metropolitan Pier & Exposition Authority, State Sales Tax, Series B, Convertible CABs (MBIA)
0.000% through 06/15/2012,
thereafter 5.200%, 06/15/2017 (c)	1,000	823
Morton Grove, Residential Housing, Escrowed to Maturity (MBIA)
7.350%, 09/01/2009 (b)	5,570	5,960
Southwestern Illinois Development Authority Revenue, Anderson Hospital
5.125%, 08/15/2026	2,000	2,008
Southwestern Illinois Development Authority Revenue, Local Government, Triad School District 2 (MBIA)
4.250%, 10/01/2017	350	349
5.000%, 10/01/2018	1,000	1,054

		47,548

The accompanying notes are an integral part of the financial statements.
54      First American Funds Annual Report 2007

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

General Obligations – 9.3%
Champaign County Community School District #004
8.250%, 01/01/2009	$100	$106
Champaign County Community School District #004, Escrowed to Maturity
8.250%, 01/01/2009 (b)	1,215	1,291
Chicago, City Colleges, Zero Coupon Bond (FGIC)
4.342%, 01/01/2015 (e)	10,000	7,245
Chicago, Series A, Convertible CABs (MBIA)
0.000% through 01/01/2011,
thereafter 5.300%, 01/01/2016 (c)	2,000	1,787
Chicago, Project & Refunding (FSA)
5.500%, 01/01/2013	1,000	1,071
Chicago, Project & Refunding, Series A (FGIC)
5.250%, 01/01/2011	5,000	5,209
Cook County Community Unit School District #65, Evanston, Series A (FSA)
6.375%, 05/01/2009	3,000	3,133
Cook County Community Unit School District #102, La Grange, Zero Coupon Bond (FGIC)
4.192%, 12/01/2013 (e)	2,440	1,870
Cook County Community Unit School District #401, Elmwood Park, Zero Coupon Bond (FSA)
4.103%, 12/01/2011 (e)	3,625	3,029
Cook County School District #088, Bellwood, Series B (FSA)
5.000%, 12/01/2017	1,675	1,755
Cook County School District #123, Oak Lawn, Capital Appreciation, Zero Coupon Bond (MBIA)
4.330%, 12/01/2015 (e)	2,250	1,569
Cook County School District #209, Proviso Township, Convertible CABs (FSA)
0.000% through 12/01/2007,
thereafter 5.000%, 12/01/2016 (c)	1,000	1,031
Cook County, Series A (MBIA)
6.250%, 11/15/2011	1,000	1,089
Du Page County Community High School District #94, West Chicago (FSA)
7.250%, 11/01/2009	1,780	1,910
Illinois State, First Series
5.500%, 08/01/2015	4,500	4,697
Lake County Community Unit School District #60, Waukegan, Series B (FSA)
7.500%, 12/01/2008	3,640	3,823
Lake County School District #56, Gurnee (FGIC)
8.375%, 01/01/2010	1,290	1,422
Madison & Jersey Counties Unit School District #11, Alton, Capital Appreciation, Zero Coupon Bond (FSA)
4.571%, 12/01/2019 (e)	2,100	1,198
Rockford School District #205 (FGIC)
5.000%, 02/01/2014	500	526
Southwestern Illinois Development Authority Revenue, Edwardsville Community (FSA)
5.000%, 12/01/2017	1,000	1,064
Will County School District #86, Joliet, Zero Coupon Bond (FSA)
4.459%, 11/01/2017 (e)	3,870	2,453
Winnebago & Boone Counties School District #205, Series C, Partially Escrowed to Maturity (FGIC)
6.000%, 02/01/2008 (b)	5,065	5,131
Winnebago County School District #122, Harlem-Love Park, Zero Coupon Bond (FSA)
4.451%, 01/01/2017 (e)	3,000	1,974

		54,383

		101,931

Indiana – 2.1%
Revenue Bonds – 1.9%
Anderson Independent Economic Development Revenue, Anderson University Project
5.000%, 10/01/2017	710	719
Crown Point Multi-School Building, First Mortgage (MBIA) (MLO)
7.625%, 01/15/2008	1,000	1,020
Evansville Vanderburgh, Public Leasing, Pre-refunded 01/15/2012 @ 100 (MBIA) (MLO)
5.750%, 07/15/2018 (a)	1,000	1,072
Franklin Township Independent School Building Corporation, Escrowed to Maturity
5.750%, 07/15/2009 (b)	1,235	1,280
Indiana Transportation Finance Authority, Escrowed to Maturity (AMBAC)
5.750%, 06/01/2012 (b)	180	191
Indiana Transportation Finance Authority, Series A (AMBAC)
5.750%, 06/01/2012	1,820	1,960
Indiana University, Series K, Zero Coupon Bond (MBIA)
4.093%, 08/01/2011 (e)	250	212
Portage Multi-School Building, First Mortgage (MBIA) (STAID)
4.000%, 07/15/2018	1,250	1,211
St. Joseph County Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A
5.750%, 05/15/2016	450	467
5.550%, 05/15/2019	230	232
St. Joseph County Hospital Authority (MBIA)
4.750%, 08/15/2012	1,000	1,014
Western School Building, First Mortgage (CIFG) (STAID)
4.000%, 07/15/2019	795	761
Zionsville Community Schools Building, First Mortgage Bonds, Pre-refunded 01/15/2012 @ 100 (FGIC) (MLO) (STAID)
5.750%, 07/15/2015 (a)	775	831

		10,970

General Obligation – 0.2%
Gary Sanitation District, Special Tax District (RAAI)
3.750%, 02/01/2011	1,260	1,245

		12,215

Iowa – 2.4%
Revenue Bonds – 2.4%
Coralville Urban Renewal Revenue, Tax Increment, Series C
5.000%, 06/01/2016	1,000	1,017
Iowa Finance Authority Health Facilities Revenue, Care Initiatives Project, Series A
5.250%, 07/01/2013	1,250	1,283
Iowa Finance Authority Retirement Community, Friendship Haven Project, Series A
5.750%, 11/15/2019	500	501
First American Funds Annual Report 2007       55

Schedule of  Investments (continued)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Iowa Higher Education Authority, Central College (RAAI)
5.450%, 10/01/2026	$1,000	$1,037
Iowa Higher Education Authority Revenue, Grand View College
4.700%, 10/01/2019	405	402
4.750%, 10/01/2024	1,000	981
Iowa Higher Education Authority, Wartburg College Project, Pre-refunded 10/01/2012 @ 100 (ACA) (MBIA)
5.500%, 10/01/2028 (a)	2,000	2,132
Iowa Higher Education Authority, Wartburg College Project, Series A
4.700%, 10/01/2016	925	931
4.750%, 10/01/2017	1,100	1,107
4.800%, 10/01/2018	1,155	1,163
5.000%, 10/01/2023	1,475	1,491
Muscatine Electric, Escrowed to Maturity
9.700%, 01/01/2013 (b)	1,590	1,810

		13,855

Kansas – 2.6%
Revenue Bonds – 1.9%
Johnson County Residual Housing, Escrowed to Maturity, Zero Coupon Bond
4.142%, 05/01/2012 (b) (e)	7,500	6,151
Kansas State Development Finance Authority, Health Facilities Revenue, Hays Medical Center, Series L
4.500%, 11/15/2017	1,405	1,379
La Cygne Environmental Improvement Revenue, Kansas City Power & Light (XLCA)
4.050%, 03/01/2015	1,000	993
Olathe Senior Living Facility Revenue, Catholic Care Campus, Series A
5.750%, 11/15/2013	700	721
5.750%, 11/15/2014	765	791
5.750%, 11/15/2015	820	849
Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA)
6.700%, 06/01/2029	345	349

		11,233

General Obligations – 0.7%
Johnson County Unified School District #231, Series B (AMBAC)
4.000%, 10/01/2017	1,050	1,030
Johnson County Unified School District #232, Series A (FSA)
4.250%, 09/01/2016	2,000	2,013
Sedgwick County School District #267 (AMBAC)
5.250%, 11/01/2012	1,045	1,109

		4,152

		15,385

Kentucky – 0.2%
Revenue Bonds – 0.2%
Kentucky State Turnpike Authority, Escrowed to Maturity
7.200%, 07/01/2009 (b)	690	711
6.000%, 07/01/2011 (b)	540	563

		1,274

Louisiana – 0.8%
Revenue Bonds – 0.6%
Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
6.650%, 01/01/2025	650	691
Louisiana Public Facilities Authority, Pennington Medical Foundation Project
5.000%, 07/01/2021	1,000	1,012
St. Tammany Parish Sales Tax Revenue, District #03, Sales & Use Tax (CIFG)
5.000%, 06/01/2017	1,405	1,487

		3,190

General Obligations – 0.2%
Louisiana, Series B (CIFG)
5.000%, 07/15/2015	1,300	1,372

		4,562

Maine – 0.4%
General Obligation – 0.4%
Maine Municipal Bond Bank, Series B (FSA)
5.750%, 11/01/2010	2,000	2,117

Maryland – 0.3%
Revenue Bonds – 0.3%
Maryland State Department of Transportation
4.250%, 02/15/2017	1,000	1,006
Westminster Educational Facilities Revenue, McDaniel College
5.000%, 11/01/2013	350	364
4.000%, 11/01/2015	700	679

		2,049

Massachusetts – 3.7%
Revenue Bonds – 3.2%
Boston Industrial Development Financing Authority, Crosstown Center Project (AMT)
6.500%, 09/01/2035	1,975	2,031
Massachusetts Bay Transportation Authority, General Transportation System Project, Series C (FGIC)
5.750%, 03/01/2010	2,100	2,198
Massachusetts Bay Transportation Authority, Series A
6.250%, 03/01/2012	1,875	2,050
Massachusetts State Commonwealth, Special Obligation, Series A
5.500%, 06/01/2013	1,000	1,078
Massachusetts State Health & Educational Authority Revenue, Berkshire Health System, Series F (AGTY)
5.000%, 10/01/2015	2,000	2,108
Massachusetts State Health & Educational Facilities Authority, Partners Healthcare System, Series A (MBIA)
5.100%, 07/01/2010	3,000	3,033
Massachusetts State Port Authority
5.750%, 07/01/2012	1,000	1,075
Massachusetts State Port Authority, Escrowed to Maturity
13.000%, 07/01/2013 (b)	3,680	4,679
Massachusetts State, Multifamily Housing, Escrowed to Maturity (FHA)
6.350%, 04/01/2008 (b)	220	220

		18,472

The accompanying notes are an integral part of the financial statements.
56      First American Funds Annual Report 2007

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

General Obligation – 0.5%
Massachusetts State, Series A, Pre-refunded 01/01/2011 @ 100
5.125%, 01/01/2016 (a)	$3,000	$3,109

		21,581

Michigan – 3.4%
Revenue Bonds – 2.2%
Detroit Water Supply, Escrowed to Maturity (FGIC)
6.250%, 07/01/2012 (b)	285	300
Michigan State Hospital Finance Authority, Henry Ford Health Systems, Series A, Pre-refunded 03/01/2013 @ 100
5.500%, 03/01/2015 (a)	3,500	3,749
Michigan State Hospital Finance Authority, Henry Ford Hospital, Escrowed to Maturity
9.000%, 05/01/2008 (b)	1,280	1,329
Michigan State Housing Development Authority, Green Hill Project (FNMA)
5.125%, 07/15/2008	640	641
Romulus Economic Development Corporation, Partnership Project, Escrowed to Maturity
7.000%, 11/01/2015 (b)	1,300	1,533
Wayne Charter County Airport, Series A (AMT) (MBIA)
5.250%, 12/01/2009	5,000	5,135

		12,687

General Obligations – 1.2%
Constantine Public Schools (MQSBLF)
5.000%, 05/01/2016	1,075	1,120
Detroit (AMT) (FSA)
5.750%, 04/01/2009	1,255	1,294
Lakeview Public Schools, Pre-refunded 05/01/2011 @ 100 (MQSBLF)
5.000%, 05/01/2014 (a)	1,985	2,058
Redford School District (FSA) (MQSBLF)
4.000%, 05/01/2018	455	443
Rochester Community School District, Series 1, Pre-refunded 05/01/2010 @ 100 (FGIC) (MQSBLF)
5.375%, 05/01/2011 (a)	2,000	2,076

		6,991

		19,678

Minnesota – 3.2%
Revenue Bonds – 3.0%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.375%, 02/01/2017	1,590	1,617
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMBAC) (AMT)
5.375%, 01/01/2010	3,000	3,050
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC)
5.750%, 01/01/2010	1,000	1,042
Minneapolis Hospital & Rehabilitation, Escrowed to Maturity
10.000%, 06/01/2013 (b)	760	898
Minnesota Agricultural & Economic Development Board, Health Care Systems, Series A
5.875%, 11/15/2011	2,135	2,257
Minnesota State Higher Education Facilities Revenue, College of Art & Design, Series 6-K
5.000%, 05/01/2012	295	301
Minnesota State Municipal Power Agency, Electric Revenue
4.375%, 10/01/2025	1,800	1,701
Monticello Big Lake Community Hospital District, Health Care Facilities, Series C
5.250%, 12/01/2011	1,940	2,002
Northfield Hospital Revenue
5.000%, 11/01/2012	785	803
St. Paul Housing & Redevelopment Authority (AMBAC)
6.500%, 02/01/2009	1,315	1,344
St. Paul Port Authority Hotel, Pre-refunded 08/01/2008 @ 100
8.050%, 08/01/2021 (a)	2,335	2,439

		17,454

General Obligation – 0.2%
Fridley Independent School District #014, Series A (FSA) (STAID)
5.000%, 02/01/2017	1,030	1,098

		18,552

Mississippi – 0.3%
Revenue Bond – 0.3%
Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems, Series A
5.000%, 08/15/2016	1,440	1,484

Missouri – 1.9%
Revenue Bonds – 1.7%
Hannibal Industrial Development Authority, Health Facilities Revenue, Hannibal Regional Hospital
4.350%, 03/01/2014	1,405	1,392
Joplin Individual Development Authority Health Facilities, Freeman Health System Project
4.125%, 02/15/2009	750	748
Missouri Joint Municipal Electric Utilities, Commission Power Project Revenue, Plum Point Project (MBIA)
4.200%, 01/01/2018	1,000	989
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution, State Revolving Funds Project, Series A
4.000%, 01/01/2018	620	607
4.125%, 01/01/2020	1,845	1,797
Missouri State Financial Board Revenue, Midwest Research Institute Project
5.000%, 11/01/2016	1,130	1,155
Missouri State Health & Educational Facilities Revenue, Senior Living Facilities, Lutheran, Series B
4.350%, 02/01/2015	850	835
4.375%, 02/01/2016	930	907
Osage Beach Tax Increment, Prewitts Project
4.800%, 05/01/2016	1,650	1,619

		10,049

General Obligation – 0.2%
Jefferson City School District, Missouri Direct Deposit Program (MBIA) (STAID)
5.000%, 03/01/2018	1,000	1,060

		11,109

First American Funds Annual Report 2007       57

Schedule of  Investments (continued)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Montana – 1.0%
Revenue Bonds – 1.0%
Montana Facilities Finance Authority Revenue, Benefis Health System (AGTY)
5.000%, 01/01/2017	$1,000	$1,049
Montana Facilities Finance Authority Revenue, Health Care Facilities, Master Loan Project, Northeast Montana, Series B
4.500%, 05/01/2018	455	453
Montana Facilities Finance Authority Revenue, Senior Living, St. Johns Lutheran, Series A
5.750%, 05/15/2016	1,800	1,837
6.000%, 05/15/2025	1,675	1,714
Montana State Board of Regents Higher Education Revenue, Montana State University, Series K (AMBAC)
4.250%, 11/15/2018	1,100	1,094

		6,147

Nebraska – 1.5%
Revenue Bonds – 1.3%
Douglas County Hospital Authority #002, Nebraska Medical Center, Clarkson Regional Health Guaranty (GTY)
5.000%, 11/15/2011	2,860	2,947
Douglas County Zoo Facilities Revenue, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2017	745	756
4.750%, 09/01/2018	740	749
Lancaster County Hospital Authority #1, Hospital Revenue, BryanLGH Medical Center Project
4.000%, 06/01/2018	2,000	1,846
Nebraska Investment Financial Authority, Great Plains Regional Medical Center (RAAI)
4.700%, 11/15/2011	500	512
4.800%, 11/15/2012	500	513
4.900%, 11/15/2013	600	617

		7,940

General Obligation – 0.2%
Lincoln-Lancaster County Public Building, Tax Supported Lease Rental (MLO)
4.500%, 10/15/2015	1,020	1,047

		8,987

Nevada – 1.2%
Revenue Bonds – 0.8%
Carson City, Carson-Tahoe Hospital Project
5.750%, 09/01/2011	1,000	1,041
5.750%, 09/01/2012	1,055	1,103
Director of the State of Nevada, Development of Business & Industry, Las Ventanas Retirement Project, Series B
6.750%, 11/15/2023	2,150	2,232

		4,376

General Obligation – 0.4%
Washoe County, Escrowed to Maturity
9.875%, 08/01/2009 (b)	2,265	2,408

		6,784

New Hampshire – 0.6%
Revenue Bonds – 0.6%
New Hampshire Health & Education Facilities Authority
5.375%, 07/01/2024	1,250	1,289
New Hampshire Municipal Bond Bank, Series A (MBIA)
4.500%, 02/15/2020	1,300	1,308
New Hampshire State Health & Educational Facilities Authority, Speare Memorial Hospital
5.500%, 07/01/2025	1,000	1,016

		3,613

New Jersey – 0.4%
Revenue Bonds – 0.4%
New Jersey Economic Development Authority, Cigarette Tax
5.500%, 06/15/2016	2,000	2,132
New Jersey State Turnpike Authority, Escrowed to Maturity
6.750%, 01/01/2009 (b)	375	382

		2,514

New York – 2.9%
Revenue Bonds – 1.1%
Hempstead Town Industrial Development Agency (MBIA)
5.000%, 12/01/2008	2,000	2,032
Long Island Power Authority, Series B
5.250%, 12/01/2013	4,000	4,260

		6,292

General Obligations – 1.8%
New York, Series A
5.750%, 08/01/2015	3,220	3,456
New York, Series C
5.500%, 03/15/2014	3,000	3,174
New York, Series D
5.500%, 06/01/2012	2,000	2,127
New York, Series G (XLCA)
5.500%, 08/01/2012	2,000	2,137

		10,894

		17,186

North Carolina – 1.6%
Revenue Bonds – 1.6%
North Carolina Eastern Power Agency, Series D
5.375%, 01/01/2013	2,955	3,115
North Carolina Medical Care Commission Health Care Facilities Revenue, First Mortgage Presbyterian, Series B
4.875%, 10/01/2013	2,035	2,051
5.000%, 10/01/2014	2,120	2,153
North Carolina Power Agency #1, Series A (FSA)
5.250%, 01/01/2016	2,000	2,112

		9,431

North Dakota – 0.2%
Revenue Bond – 0.2%
Ward County Health Care Facilities Revenue, Trinity Obligated Group
5.000%, 07/01/2014	1,180	1,214

Ohio – 1.9%
Revenue Bonds – 1.1%
Lorain County Hospital Facilities, Catholic Healthcare Partners, Series B (MBIA)
5.375%, 09/01/2009	1,000	1,022
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2016	750	785
The accompanying notes are an integral part of the financial statements.
58      First American Funds Annual Report 2007

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Ohio State Higher Education Facilities Revenue, John Carroll University Project
4.000%, 04/01/2014	$1,135	$1,123
4.500%, 04/01/2015	1,000	1,017
4.300%, 04/01/2018	550	540
Ohio State Water Development Authority, Escrowed to Maturity
9.375%, 12/01/2010 (b)	1,110	1,190
Richland County Hospital Facilities, Series A
5.650%, 11/15/2008	595	608

		6,285

General Obligations – 0.6%
Hilliard School District, Series A (MBIA)
5.000%, 12/01/2017	1,260	1,339
Mason City School District (FSA)
4.375%, 12/01/2019	1,195	1,193
Miami East Local School District, School Improvement (FSA)
4.000%, 12/01/2018	275	267
4.000%, 12/01/2019	200	193
Middletown City School District, School Improvement (FSA)
4.375%, 12/01/2019	950	946

		3,938

Certificate of Participation – 0.2%
Akron (AGTY) (MLO)
5.000%, 12/01/2015	1,000	1,042

		11,265

Oklahoma – 1.9%
Revenue Bonds – 1.9%
Cherokee County Economic, Escrowed to Maturity, Zero Coupon Bond (AMBAC)
4.033%, 11/01/2011 (b) (e)	3,340	2,809
McClain County Economic Development Authority, Educational Facilities Lease Revenue, Newcastle Public Schools Project (MLO)
5.000%, 09/01/2009	510	517
5.000%, 09/01/2011	345	352
5.000%, 09/01/2012	355	363
4.125%, 09/01/2013	250	244
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
5.750%, 01/01/2023	1,430	1,474
Pottawatomie County Educational Facilities Lease Revenue, Shawnee Public Schools Project (MLO)
5.000%, 09/01/2011	1,000	1,025
South Oklahoma City, Pre-refunded 02/01/2010 @ 100
9.750%, 02/01/2013 (a)	2,940	3,258
Tulsa Educational Facilities Authority, Holland Hall School Project, Series B
4.600%, 12/01/2009	1,195	1,213

		11,255

Oregon – 0.7%
General Obligations – 0.7%
Clackamas County School District #108, Estacada (FSA) (SBG)
c.250%, 06/15/2017	1,205	1,310
Lane County School District #52, Bethel (SBG)
5.500%, 06/15/2009	1,000	1,032
Yamhill County School District #40, McMinnville (FSA) (SBG)
c.000%, 06/15/2019	1,415	1,500

		3,842

Pennsylvania – 1.3%
Revenue Bonds – 1.0%
Delaware County Hospital Revenue Authority, Crozer-Chester Medical Center (RAAI)
5.000%, 12/15/2015	1,275	1,332
5.000%, 12/15/2017	1,405	1,459
Montgomery County Industrial Development Authority, Whitemarsh Continued Care Project
6.125%, 02/01/2028	1,000	1,046
Westmoreland County Independent Development Authority Revenue, Retirement Community, Redstone, Series A
5.375%, 01/01/2014	1,100	1,124
5.500%, 01/01/2016	1,200	1,239

		6,200

General Obligation – 0.3%
Ephrata Area School District (FGIC) (STAID)
4.500%, 04/15/2018	1,500	1,526

		7,726

South Carolina – 1.6%
Revenue Bonds – 1.6%
Charleston EDL Excellence Finance, Charleston County School District Project (MLO)
5.000%, 12/01/2013	2,000	2,090
Lexington County Health Services District, Lexington Medical Center
5.500%, 11/01/2023	2,000	2,074
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A
6.000%, 08/01/2013	1,000	1,086
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C
6.000%, 08/01/2013	2,000	2,171
South Carolina State Public Service Authority, Series A (MBIA)
5.500%, 01/01/2010	1,665	1,729

		9,150

South Dakota – 1.3%
Revenue Bonds – 0.6%
South Dakota State Health & Educational Facilities Authority, Westhills Village Retirement
5.900%, 09/01/2007	755	757
4.750%, 09/01/2011	530	539
5.000%, 09/01/2012	1,000	1,028
5.000%, 09/01/2013	1,000	1,029

		3,353

Certificates of Participation – 0.7%
Deadwood (ACA) (MLO)
5.500%, 11/01/2007	800	804
5.600%, 11/01/2008	845	861
5.000%, 11/01/2018	2,385	2,440

		4,105

		7,458

First American Funds Annual Report 2007       59

Schedule of  Investments (continued)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Tennessee – 3.4%
Revenue Bonds – 3.0%
Memphis-Shelby Counties Sports Authority Revenue, Memphis Arena Project, Series C (MBIA)
5.000%, 11/01/2017	$3,175	$3,376
Metropolitan Government Nashville & Davidson County, Escrowed to Maturity
6.400%, 04/01/2011 (b)	1,030	1,118
Shelby County Health, Educational & Housing Facilities Board, Methodist Healthcare, Pre-refunded 09/01/2012 @ 100
6.000%, 09/01/2016 (a)	1,500	1,639
Shelby County Health, Educational & Housing Facilities Board, St. Jude’s Children’s Research
5.000%, 07/01/2009	400	404
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project (RAAI)
5.000%, 09/01/2016	2,000	2,067
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project, Escrowed to Maturity
6.250%, 09/01/2011 (b)	1,465	1,578
6.250%, 09/01/2012 (b)	1,085	1,185
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project, Pre-refunded 09/01/2012 @ 101
6.500%, 09/01/2013 (a)	2,215	2,463
Tennessee Energy Acquisition Corporation, Gas Revenue, Series A
5.000%, 09/01/2014	3,500	3,653

		17,483

General Obligation – 0.4%
Memphis (MBIA)
5.000%, 10/01/2016	2,000	2,135

		19,618

Texas – 8.5%
Revenue Bonds – 4.1%
Abilene Health Facilities Development, Sears Methodist Retirement, Series A
5.300%, 11/15/2007	1,000	1,003
5.350%, 11/15/2008	1,300	1,317
Brazos River Authority, Electric Company Project, Series 1999-B, Mandatory Put 04/01/2013 @ 100 (AMT)
6.750%, 09/01/2034	2,000	2,147
Brazos River Authority, Electric Company Project, Series C, Mandatory Put 11/01/2011 @ 100 (AMT)
5.750%, 05/01/2036	1,585	1,612
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
5.700%, 05/15/2033	1,000	1,041
El Paso Water & Sewer Revenue, Series A (FSA)
4.000%, 03/01/2017	1,000	978
4.000%, 03/01/2018	650	631
Grapevine Industrial Development, Air Cargo (AMT)
6.500%, 01/01/2024	490	523
Gregg County Health Facilities Development, Good Shepherd Medical Center, Series A
5.750%, 10/01/2009	2,895	2,959
5.000%, 10/01/2013	1,230	1,261
Houston Health Facilities Development, Buckingham Senior Living Community, Series A
7.000%, 02/15/2023	2,000	2,184
Odessa Housing Finance, Escrowed to Maturity, Zero Coupon Bond (MBIA)
4.162%, 06/01/2012 (b) (e)	1,465	1,196
San Antonio Electric & Gas, Series A
5.250%, 02/01/2013	2,135	2,199
San Leanna Educational Facilities Higher Ed Revenue Tax, Saint Edwards University Project
5.000%, 06/01/2019	575	584
Tarrant County Cultural Education Financial Corporation Retirement Facilities, Northwest Senior Housing, Edgemere Project, Series A
5.750%, 11/15/2014	1,235	1,289
Travis County Health Facilities, Development Retirement Facilities Revenue, Querencia Barton Creek Project
5.250%, 11/15/2017	1,000	1,005
5.500%, 11/15/2025	900	912
Tyler Health Facilities, Mother Frances Hospital
5.250%, 07/01/2012	1,000	1,032

		23,873

General Obligations – 4.4%
Alvin Independent School District, Schoolhouse (PSFG)
4.125%, 02/15/2019	1,110	1,076
Brownsville (MBIA)
5.000%, 02/15/2017	2,125	2,232
Cypress-Fairbanks Independent School District, Pre-refunded 02/15/2010 @ 100 (PSFG)
5.500%, 02/15/2018 (a)	4,000	4,156
Frisco (AMBAC)
4.500%, 02/15/2016 (d)	2,045	2,086
Frisco (FGIC)
5.000%, 02/15/2018	1,125	1,154
5.000%, 02/15/2019	1,675	1,719
Galena Park Independent School District, School Building (PSFG)
4.000%, 08/15/2019	1,070	1,025
Grayson County, Pass Through Toll (FSA)
4.000%, 01/01/2016	1,065	1,048
Irving Independent School District, Series A, Zero Coupon Bond (PSFG)
3.992%, 02/15/2009 (e)	5,000	4,689
Kaufman County (FSA)
5.000%, 02/15/2017	1,000	1,035
Keller Independent School District (PSFG)
5.375%, 08/15/2014	235	246
North Harris Montgomery Community College District (FGIC)
5.375%, 02/15/2015	2,535	2,675
San Antonio
4.125%, 02/01/2019	1,000	972
4.250%, 02/01/2020	1,140	1,110
Victoria School District (PSFG)
5.000%, 02/15/2018 (d)	500	527

		25,750

		49,623

The accompanying notes are an integral part of the financial statements.
60      First American Funds Annual Report 2007

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Utah – 0.8%
Revenue Bonds – 0.7%
Salt Lake & Sandy Metropolitan Water District, Series A (AMBAC)
5.000%, 07/01/2015	$2,500	$2,651
South Jordan, Sales Tax, Pre-refunded 08/15/2011 @ 100 (AMBAC)
5.500%, 08/15/2018 (a)	1,000	1,058
Utah State Housing Finance Agency, Single Family Mortgages, Issue F-1 (AMBAC) (FHA) (VA)
6.300%, 01/01/2018	5	5
Utah State Housing Finance Agency, Single Family Mortgages, Series III, Class R (FHA) (VA)
5.950%, 07/01/2008	285	288

		4,002

General Obligation – 0.1%
Ashley Valley Water & Sewer, Escrowed to Maturity (AMBAC)
10.900%, 01/01/2010 (b)	860	945

		4,947

Virginia – 0.2%
Revenue Bond – 0.2%
Riverside Regional Jail Authority (MBIA)
5.700%, 07/01/2008	905	906

Washington – 4.2%
Revenue Bonds – 0.8%
Energy Northwest, Wind Project (MBIA)
4.500%, 07/01/2015	1,000	1,019
Snohomish County Housing Authority
6.300%, 04/01/2016	960	963
Washington State Housing Community Nonprofit Revenue, Skyline at First Hill Project, Series B
5.100%, 01/01/2013	3,000	2,989

		4,971

General Obligations – 3.4%
Clark County School District #37, Vancouver (FSA)
5.250%, 12/01/2014	1,515	1,624
King County, Series B, Pre-refunded 12/01/2007 @ 102
5.850%, 12/01/2013 (a)	3,000	3,085
Snohomish County (MBIA)
5.375%, 12/01/2019	5,000	5,247
Spokane County School District #081, Spokane, Convertible CABs (MBIA)
0.000% through 12/01/2008,
thereafter 5.000%, 06/01/2016 (c)	1,000	968
Spokane County School District #356, Central Valley, Series B, Zero Coupon Bond (FGIC)
4.262%, 12/01/2014 (e)	5,690	4,161
Washington State, Series C
5.500%, 07/01/2014	2,275	2,466
Washington State, Series S-5, Zero Coupon Bond (FGIC)
4.381%, 01/01/2016 (e)	3,000	2,075

		19,626

		24,597

West Virginia – 0.3%
Revenue Bond – 0.3%
Brooke Pleasants & Tyler Wetzel Counties, Single Family Mortgage, Escrowed to Maturity
7.400%, 08/15/2010 (b)	1,675	1,840

Wisconsin – 2.6%
Revenue Bonds – 2.3%
Franklin Solid Waste Disposal Revenue, Waste Management Wisconsin, Series A, Mandatory Put 05/01/2016 @ 100 (AMT)
4.950%, 11/01/2016	2,000	2,017
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care, Series A
5.500%, 02/15/2020	1,500	1,536
Wisconsin State Health & Educational Facilities Authority, Eastcastle Place Income Project
5.750%, 12/01/2019	2,000	2,023
Wisconsin State Health & Educational Facilities Authority, Fort Healthcare Income Project
5.375%, 05/01/2018	1,250	1,295
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B
6.250%, 02/15/2009	500	516
5.500%, 02/15/2013	850	885
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A
6.125%, 04/01/2024	1,500	1,567
Wisconsin State Health & Educational Facilities Authority, Vernon Memorial Healthcare Project
4.650%, 03/01/2015	1,150	1,138
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services
5.750%, 08/15/2011	645	677
Wisconsin State Health & Educational Facilities Authority, Wisconsin Medical College (MBIA)
5.000%, 12/01/2015	1,450	1,524

		13,178

General Obligation – 0.3%
Door County, Series A, Crossover Refunded 09/01/2011 @ 100 (FGIC)
5.125%, 09/01/2016 (g)	1,720	1,781

		14,959

Wyoming – 0.4%
Revenue Bond – 0.4%
Lincoln County, Pacificorp Project, Mandatory Put 06/03/2012 @ 100 (AMT)
4.125%, 11/01/2025	2,250	2,203

Total Municipal Bonds (Cost $569,200)		585,657

First American Funds Annual Report 2007       61

Schedule of  Investments (continued)

Short-Term Investments – 0.5%
First American Tax Free Obligations Fund, Class Z (h)
(Cost $2,642)	2,641,872	$2,642

Total Investments – 100.7% (Cost $571,842)		588,299

Other Assets and Liabilities, Net – (0.7)%		(3,994)

Total Net Assets – 100.0%		$584,305

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(d)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $6,498 or 1.1% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(f)	Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the funds’ board of directors. As of June 30, 2007, the value of these investments was $4,230 or 0.7% of total net assets.

(g)	Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA –	American Capital Access

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $24,512, which represents 4.2% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Authority

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

GTY –	Guaranty

LOC –	Letter of Credit

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

MQSBLF –	Michigan Qualified School Board Loan Fund Program

PSFG –	Permanent School Fund Guarantee

RAAI –	Radian Asset Assurance Inc.

SBG –	School Bond Guaranty Program

STAID –	State Aid Withholding

VA –	Veterans Administration

XLCA –	XL Capital Assurance Inc.

Minnesota Intermediate Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 97.9%
Revenue Bonds – 66.3%
Economic Development – 1.8%
Minneapolis Community Development Agency, Series G-3, Pre-refunded 12/01/2011 @ 100
5.350%, 12/01/2021 (a)	$1,000	$1,054
Minneapolis Development Revenue, Common Bond, Series 1A (AMT)
4.550%, 12/01/2013	480	480
4.625%, 12/01/2014	505	505
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series B (AMT)
6.500%, 08/01/2008	710	721
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series C (AMT)
6.625%, 08/01/2008	645	656

		3,416

Education – 10.7%
Minneapolis, The Blake School Project
5.000%, 09/01/2012	445	458
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4
4.850%, 10/01/2009	520	528
5.000%, 10/01/2011	500	507
5.000%, 10/01/2012	500	506
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 6-C
4.750%, 05/01/2018	1,075	1,088
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 6-J1
5.000%, 05/01/2013	320	328
5.000%, 05/01/2016	375	383
5.000%, 05/01/2020	1,295	1,310
Minnesota State Higher Education Facilities Authority, College of Art and Design, Series 5-K
5.000%, 05/01/2011	250	253
Minnesota State Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2013	310	318
5.000%, 05/01/2014	320	329
5.000%, 05/01/2015	340	349
5.000%, 05/01/2016	355	363
5.000%, 05/01/2017	370	377
Minnesota State Higher Education Facilities Authority, St. Benedict College
5.100%, 03/01/2011	2,885	2,902
Minnesota State Higher Education Facilities Authority, St. Benedict College, Series 5-W
4.200%, 03/01/2012	345	345
Minnesota State Higher Education Facilities Authority, St. Catherine College, Series 5-N1
5.250%, 10/01/2022	1,500	1,547
Minnesota State Higher Education Facilities Authority, St. John’s University, Series 5-I, Pre-refunded 10/01/2011 @ 100 (MBIA)
5.000%, 10/01/2012 (a)	480	499
Minnesota State Higher Education Facilities Authority, St. Olaf College, Series 6-0
4.000%, 10/01/2013	850	841
5.000%, 10/01/2016	500	525
4.500%, 10/01/2019	250	249
The accompanying notes are an integral part of the financial statements.
62      First American Funds Annual Report 2007

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Minnesota State Higher Education Facilities Authority, University of St. Thomas, Series 4, Pre-refunded 04/01/2008 @ 100
5.250%, 04/01/2012 (a)	$385	$389
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Series 6-I
4.000%, 04/01/2014	1,045	1,032
Moorhead Educational Facilities, Concordia College, Series A
4.100%, 12/15/2014	845	840
4.200%, 12/15/2015	880	877
4.300%, 12/15/2016	925	925
5.000%, 12/15/2018	1,005	1,050
5.000%, 12/15/2019	1,060	1,104

		20,222

Healthcare – 27.6%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.250%, 02/01/2015	735	744
Bemidji Health Care Facilities, North County Health Services
4.125%, 09/01/2013	300	296
4.250%, 09/01/2014	485	481
4.250%, 09/01/2015	500	491
5.000%, 09/01/2017	500	516
5.000%, 09/01/2018	1,050	1,079
5.000%, 09/01/2019	1,110	1,137
Crookston Health Care Facilities, Riverview Health Project
5.100%, 05/01/2018	1,065	1,054
Cuyuna Range Hospital District
5.000%, 06/01/2016	425	433
5.000%, 06/01/2017	1,340	1,340
5.000%, 06/01/2019	1,320	1,335
Duluth Economic Development Authority, Benedictine Health System
5.375%, 02/15/2022	2,045	2,109
Glencoe Health Care Facilities, Pre-refunded 04/01/2011 @ 101
7.400%, 04/01/2021 (a)	1,000	1,112
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2013	760	776
5.000%, 04/01/2014	800	818
5.000%, 04/01/2015	845	863
5.000%, 04/01/2017	1,815	1,839
Hastings Health Care Facility, Regina Medical Center (ACA)
5.000%, 09/15/2013	500	504
Inver Grove Heights Nursing Home Revenue, Presbyterian Homes Care
5.000%, 10/01/2016	430	423
Maple Grove Health Care Facilities, Maple Grove Hospital
5.000%, 05/01/2017	1,000	1,027
Maple Grove Health Care Facilities, North Memorial
4.500%, 09/01/2017	1,730	1,694
Marshall Medical Center Gross Revenue, Avera Marshall Regional Medical Center Project
4.500%, 11/01/2013	345	345
4.750%, 11/01/2020	1,155	1,130
Minneapolis & St. Paul Housing & Redevelopment Authority, Healthspan, Series A (AMBAC)
5.000%, 11/15/2013	1,000	1,006
Minneapolis Healthcare System, Allina Health System, Series A
6.000%, 11/15/2023	2,500	2,666
5.750%, 11/15/2032	1,300	1,371
Minneapolis Healthcare System, Fairview Health Services, Series A, Escrowed to Maturity
5.000%, 05/15/2012 (b)	605	630
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project
5.500%, 02/01/2011	280	290
5.500%, 02/01/2012	200	209
5.500%, 02/01/2015	730	763
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Series A (MBIA)
5.500%, 11/15/2017	305	313
5.750%, 11/15/2026	10	10
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Series A, Pre-refunded 11/15/2007 @ 102 (MBIA)
5.750%, 11/15/2026 (a)	490	503
Monticello, Big Lake Community Hospital, Series C
5.750%, 12/01/2015	2,320	2,381
New Hope Housing & Health Care Facilities, Masonic Home North Ridge
5.500%, 03/01/2010	500	507
Northfield Hospital Revenue
5.000%, 11/01/2011	375	383
5.000%, 11/01/2013	880	900
5.000%, 11/01/2014	920	942
5.500%, 11/01/2017	1,080	1,135
Northfield Housing & Redevelopment Authority, Northfield Retirement Center, Series B
5.125%, 12/01/2026	750	711
Plymouth Health Facilities, Westhealth Project, Series A (FSA)
6.200%, 06/01/2011	1,360	1,362
Redwood Falls Hospital Facilities Revenue
5.000%, 12/01/2021	1,015	1,010
Rochester, St. Mary’s Hospital, Escrowed to Maturity
5.750%, 10/01/2007 (b)	285	286
Shakopee Health Care Facilities, St. Francis Regional Medical Center
4.000%, 09/01/2012	305	299
5.000%, 09/01/2017	1,785	1,815
St. Cloud Health Care, St. Cloud Hospital Obligated Group (FSA)
5.500%, 05/01/2008	1,450	1,471
St. Paul Housing & Redevelopment Authority, Health Partners Obligation Group
5.250%, 05/15/2019	1,000	1,028
St. Paul Housing & Redevelopment Authority, HealthEast Project
5.150%, 11/15/2020	1,840	1,858
St. Paul Port Authority, HealthEast Midway Campus, Series A (MLO)
5.250%, 05/01/2015	1,500	1,514
5.750%, 05/01/2025	2,000	2,050
First American Funds Annual Report 2007       63

Schedule of  Investments (continued)

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Stillwater Health Care, Health Systems Obligation Group
4.250%, 06/01/2015	$300	$294
4.250%, 06/01/2016	760	733
Todd, Morrison, Cass & Wadena Counties, United Hospital District
4.000%, 12/01/2013	400	387
Winona Health Care Facilities, Series A
5.300%, 07/01/2017	525	540
5.350%, 07/01/2018	590	607
Worthington Housing Authority, Meadows Worthington Project, Series A
5.000%, 11/01/2017	1,000	990

		52,510

Housing – 1.4%
Dakota County Housing & Redevelopment Authority, Single Family Mortgages (AMT) (FNMA) (GNMA)
5.125%, 10/01/2020	55	55
Minnesota State Housing Finance Agency, Rental Housing, Series D (MBIA)
5.450%, 08/01/2007	235	235
Minnesota State Housing Finance Agency, Single Family Mortgages, Series B (AMT)
5.550%, 07/01/2024	265	267
Moorhead Senior Housing Revenue, Sheyenne Crossing Project
5.600%, 04/01/2025	2,000	2,018
South St. Paul Housing & Redevelopment Authority, Single Family Mortgages (FNMA)
5.100%, 09/01/2007	5	5

		2,580

Lease Revenue – 3.3%
Andover Economic Development Authority Public Facilities Lease Revenue, Community Center, Crossover Refunded 02/01/2014 @ 100 (MLO)
5.000%, 02/01/2019 (c)	730	757
5.000%, 02/01/2019 (c)	495	513
Eden Prairie Housing & Redevelopment Authority, Series A (MLO)
5.000%, 12/01/2011	255	264
Pine County Housing & Redevelopment Authority, Series A (MLO)
4.500%, 02/01/2015	440	442
4.500%, 02/01/2016	465	466
4.500%, 02/01/2017	385	384
St. Paul Housing & Redevelopment Authority, Smith Avenue Transit Center (MLO)
4.000%, 06/01/2012	1,000	997
St. Paul Port Authority, Office Building (MLO)
5.000%, 12/01/2019	2,415	2,502

		6,325

Miscellaneous – 1.7%
Commissioner of Iron Range Rescue & Rehabilitation, Minnesota Educational Facilities (MSDCEP) (XLCA)
4.500%, 10/01/2018	1,180	1,198
Minnesota State Retirement Systems Building
5.450%, 06/01/2012	550	572
Seaway Port Authority of Duluth, Cargill Income Project
4.200%, 05/01/2013	1,500	1,484

		3,254

Recreational Facility Authority – 1.2%
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2, Escrowed to Maturity
6.700%, 08/01/2007 (b)	495	496
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2, Pre-refunded 08/01/2008 @ 103
6.875%, 08/01/2010 (a)	1,685	1,777

		2,273

Revolving Funds – 1.1%
Minnesota Public Facilities Authority, Drinking Water, Series B, Pre-refunded 03/01/2009 @ 100
5.125%, 03/01/2019 (a)	2,000	2,041

Tax Revenue – 1.8%
Minneapolis Tax Increment Revenue, Grant Park Project
5.200%, 02/01/2022	1,000	995
Minneapolis, St. Anthony Falls Project
5.000%, 02/01/2017	1,040	1,026
5.300%, 02/01/2021	570	574
St. Anthony Housing & Redevelopment Authority, Silver Lake Village Project
5.000%, 08/01/2015	855	865

		3,460

Transportation – 6.2%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A (MBIA)
5.000%, 01/01/2020	2,200	2,274
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC)
5.750%, 01/01/2010	2,880	3,000
5.625%, 01/01/2014	1,000	1,029
Minneapolis & St. Paul Metropolitan Airports Commission, Series C, Pre-refunded 01/01/2011 @ 100 (FGIC)
5.125%, 01/01/2020 (a)	3,095	3,212
Minnesota Public Facilities Authority Transportation
5.000%, 03/01/2012	970	995
Puerto Rico Commonwealth, Highway Transportation Authority, Series X (MBIA)
5.500%, 07/01/2013	1,250	1,325

		11,835

Utilities – 9.5%
Chaska Electric, Series A
5.600%, 10/01/2008	680	694
5.650%, 10/01/2009	720	746
5.650%, 10/01/2010	760	796
4.200%, 10/01/2015	1,000	990
Cohasset Pollution Control, Allete Project (RAAI)
4.950%, 07/01/2022	2,230	2,264
Princeton Public Utility System
4.100%, 04/01/2015	450	441
Rochester Electric Utility, Pre-refunded 12/01/2010 @ 100
5.000%, 12/01/2016 (a)	1,150	1,189
Shakopee Public Utilities, Series A (FSA)
4.250%, 02/01/2018	295	294
The accompanying notes are an integral part of the financial statements.
64      First American Funds Annual Report 2007

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Southern Minnesota Municipal Power Agency, Series A (AMBAC)
5.000%, 01/01/2011	$1,270	$1,303
5.250%, 01/01/2014	3,415	3,647
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA)
4.541%, 01/01/2020 (d)	3,500	1,996
4.571%, 01/01/2021 (d)	5,000	2,716
Western Minnesota Municipal Power Agency, Series A (AMBAC)
5.500%, 01/01/2011	1,000	1,028

		18,104

Total Revenue Bonds		126,020

General Obligations – 31.1%
Anoka County Capital Improvements, Series A
4.100%, 02/01/2018	610	602
Anoka County Capital Improvements, Series B
4.550%, 01/01/2011	1,960	1,985
Anoka County, Series D
5.000%, 02/01/2024 (e)	500	523
Anoka-Hennepin Independent School District #11 (MSDCEP)
5.000%, 02/01/2014	2,000	2,068
Anoka-Hennepin Independent School District #11, Series A (MSDCEP)
5.000%, 02/01/2012	1,000	1,034
Anoka-Hennepin Independent School District #11, Series A, Crossover Refunded 02/01/2010 @ 100 (MSDCEP)
5.375%, 02/01/2013 (c)	600	621
Cambridge Independent School District #911, Series A (MBIA) (MSDCEP)
4.000%, 02/01/2016	1,060	1,047
Centennial Independent School District #12, Series A, Crossover Refunded 02/01/2012 @ 100 (FSA) (MSDCEP)
5.000%, 02/01/2014 (c)	1,040	1,078
Chaska Independent School District #112, Series A (MSDCEP)
4.250%, 02/01/2019	1,000	992
Dakota County, Capital Improvements, Series C
4.850%, 02/01/2010	1,000	1,024
Foley Independent School District #51, School Building, Series A (MSDCEP)
4.000%, 02/01/2017	1,140	1,116
Kingsland Independent School District #2137, School Building, Series A (FSA) (MSDCEP)
4.125%, 02/01/2020	515	499
Lake Superior Independent School District #381, Series C (FSA) (MSDCEP)
4.000%, 10/01/2017	1,000	980
Lakeville Independent School District #194 (MSDCEP)
5.000%, 02/01/2016	2,000	2,033
Lakeville Independent School District #194, Series A, Crossover Refunded 02/01/2013 @ 100 (FGIC) (MSDCEP)
5.000%, 02/01/2022 (c)	2,435	2,537
Moorhead Independent School District #152, Crossover Refunded 04/01/2012 @ 100 (FGIC) (MSDCEP)
5.000%, 04/01/2015 (c)	3,450	3,580
5.000%, 04/01/2016 (c)	2,510	2,604
Mounds View Independent School District #621, Series A (MBIA) (MSDCEP)
5.000%, 02/01/2018	2,340	2,414
5.000%, 02/01/2019	2,565	2,647
Mounds View Independent School District #621, Series A (MSDCEP)
5.250%, 02/01/2010	1,230	1,272
Mounds View Independent School District #621, Series A, Crossover Refunded 02/01/2011 @ 100 (MSDCEP)
5.250%, 02/01/2012 (c)	1,000	1,039
5.350%, 02/01/2016 (c)	1,000	1,042
Northfield Independent School District #659 (MSDCEP)
5.000%, 02/01/2015	1,295	1,343
Pequot Lakes Independent School District #186, Crossover Refunded 02/01/2012 @ 100 (FGIC) (MSDCEP)
5.125%, 02/01/2018 (c)	500	521
Perham (AMT)
5.850%, 05/01/2015	1,205	1,243
Pipestone-Jasper Independent School District #2689, Crossover Refunded 03/01/2009 @ 100 (FGIC) (MSDCEP)
5.400%, 03/01/2013 (c)	1,095	1,122
Prior Lake Independent School District #719, School Building, Series B (MBIA) (MSDCEP)
4.000%, 02/01/2020	1,000	958
Puerto Rico Commonwealth (MBIA)
6.000%, 07/01/2014	1,605	1,795
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	1,043
Puerto Rico Commonwealth, Series A (XLCA)
5.500%, 07/01/2017	1,000	1,111
Ramsey County, Series D
5.000%, 02/01/2014	2,000	2,118
Robbinsdale Independent School District #281, Crossover Refunded 02/01/2012 @ 100 (FSA) (MSDCEP)
5.000%, 02/01/2020 (c)	1,215	1,259
Rochester Independent School District #535, Series A, Crossover Refunded 02/01/2011 @ 100 (MSDCEP)
5.000%, 02/01/2015 (c)	1,595	1,646
Rochester Wastewater, Series A
4.000%, 12/01/2018	1,140	1,119
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Crossover Refunded 02/01/2011 @ 89.37 (FSA) (MSDCEP)
4.324%, 02/01/2013 (c) (d)	1,055	809
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Crossover Refunded 02/01/2011 @ 94.63 (FSA) (MSDCEP)
4.323%, 02/01/2012 (c) (d)	1,790	1,453
First American Funds Annual Report 2007       65

Schedule of  Investments (continued)

Minnesota Intermediate Tax Free Fund (concluded)
DESCRIPTION	PAR/SHARES	VALUE

South Washington County, Independent School District #833, Series B (FSA) (MSDCEP)
5.000%, 02/01/2015	$1,030	$1,071
St. Cloud Library Sales Tax, Series B (FSA)
4.000%, 02/01/2018	1,000	976
St. Louis Park Independent School District #283, Crossover Refunded 02/01/2009 @ 100 (MSDCEP)
5.250%, 02/01/2010 (c)	1,000	1,020
5.600%, 02/01/2015 (c)	725	743
St. Michael Independent School District #885, Crossover Refunded 02/01/2012 @ 100 (FSA) (MSDCEP)
5.000%, 02/01/2014 (c)	1,690	1,752
5.000%, 02/01/2017 (c)	1,000	1,036
Stillwater Independent School District #834 (MSDCEP)
4.750%, 02/01/2011	2,140	2,167

Total General Obligations		59,042

Certificate of Participation – 0.5%
Northeast Metropolitan Intermediate School District #916 (MLO)
4.250%, 01/01/2015	1,000	990

Total Municipal Bonds
(Cost $182,419)		186,052
Short-Term Investment – 1.3%
Federated Minnesota Municipal Cash Trust
(Cost $2,558)	2,558,319	2,558

Total Investments – 99.2% (Cost $184,977)		188,610

Other Assets and Liabilities, Net – 0.8%		1,463

Total Net Assets – 100.0%		$190,073

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

(d)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(e)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $517 or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

ACA –	American Capital Access

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $7,956, which represents 4.2% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

MSDCEP –	Minnesota School District Credit Enhancement Program

RAAI –	Radian Asset Assurance Inc.

XLCA –	XL Capital Assurance Inc.

Minnesota Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 95.5%
Revenue Bonds – 87.5%
Continuing Care Retirement Communities – 2.8%
Colorado Health Facilities, Christian Living Communities, Series A
5.750%, 01/01/2026	$500	$521
5.750%, 01/01/2037	300	311
Golden Valley, Covenant Retirement Communities, Series A
5.500%, 12/01/2029	1,750	1,787
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	1,275	1,283
Prior Lake Senior Housing Revenue, Shepherds Path, Series B
5.700%, 08/01/2036	1,000	1,019

		4,921

Economic Development – 4.3%
Minneapolis Community Development, Series G-3, Pre-refunded 12/01/2011 @ 100
5.450%, 12/01/2031 (a)	3,250	3,438
Minnesota Agricultural & Economic Development Board, Minnesota Small Business Program, Series A (AMT)
5.550%, 08/01/2016	500	506
Minnesota Agricultural & Economic Development Board, Small Business Development, Series B (AMT)
7.250%, 08/01/2020	1,000	1,040
Minnesota Agricultural & Economic Development Board, Small Business Development, Series C (AMT)
7.250%, 08/01/2020	1,385	1,440
Minnesota Agricultural & Economic Development Board, Small Business Development, Series D (AMT)
7.250%, 08/01/2020	1,120	1,165

		7,589

Education – 5.7%
Golden Valley, The Breck School, Pre-refunded 10/01/2009 @ 100
5.750%, 10/01/2014 (a)	1,000	1,039
Minneapolis, The Blake School Project
5.450%, 09/01/2021	2,000	2,072
Minnesota State Higher Education Facilities Authority, College of Art & Design, Series 5-D, Pre-refunded 05/01/2010 @ 100
6.625%, 05/01/2020 (a)	1,000	1,069
Minnesota State Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2026	1,750	1,765
Minnesota State Higher Education Facilities Authority, St. John University, Series 6-G
4.500%, 10/01/2026	1,000	970
Minnesota State Higher Education Facilities Authority, St. Olaf College, Series 6-0
4.500%, 10/01/2027	2,000	1,915
The accompanying notes are an integral part of the financial statements.
66      First American Funds Annual Report 2007

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Minnesota State Higher Education Facilities Authority, Vermilion Community College, Series 3-T
6.000%, 01/01/2013	$415	$418
St. Paul Housing & Redevelopment Authority, Community Peace Academy, Series A
5.000%, 12/01/2036	800	783

		10,031

Healthcare – 28.7%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.500%, 02/01/2024	1,050	1,070
Crookston Health Care Facilities, Riverview Health Project
5.200%, 05/01/2022	1,000	987
Cuyuna Range Hospital District
5.000%, 06/01/2029	3,150	3,060
5.500%, 06/01/2035	350	361
Duluth Economic Development Authority, Benedictine Health System
5.250%, 02/15/2028	1,000	1,021
5.250%, 02/15/2033	1,660	1,693
Fergus Falls Health Care Facilities Authority, Broen Memorial Home, Series A
7.000%, 11/01/2019	1,000	1,001
Glencoe Health Care Services Facilities Project, Glencoe Regional Health
5.000%, 04/01/2031	1,500	1,481
Glencoe Health Care Services Facilities Project, Glencoe Regional Health, Pre-refunded 04/01/2011 @ 101
7.500%, 04/01/2031 (a)	1,700	1,897
Madelia Hospital Revenue, Madelia Community Hospital Project
5.250%, 10/01/2031	500	499
5.300%, 10/01/2036	600	601
Maple Grove Health Care Facilities, North Memorial Health Care
5.000%, 09/01/2035	2,000	2,001
Maple Grove Health Care System, Maple Grove Hospital
4.500%, 05/01/2023	1,500	1,414
5.250%, 05/01/2025	1,000	1,027
Marshall Medical Center, Weiner Memorial Medical Center Project, Series A
5.250%, 11/01/2016	305	315
5.850%, 11/01/2023	875	928
Minneapolis Healthcare System, Allina Health System, Series A
6.000%, 11/15/2023	1,500	1,600
5.750%, 11/15/2032	2,400	2,531
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A
6.375%, 11/15/2029	125	133
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A (MBIA)
5.500%, 11/15/2011	500	513
5.500%, 11/15/2017	205	210
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A, Pre-refunded 11/15/2010 @ 101
6.375%, 11/15/2029 (a)	3,875	4,199
Monticello, Big Lake Community Hospital, Series A
5.750%, 12/01/2019	1,000	1,009
Monticello, Big Lake Community Hospital, Series C
6.200%, 12/01/2022	1,000	1,031
New Hope Housing & Healthcare Facilities Authority, Masonic Home North Ridge
5.750%, 03/01/2015	1,600	1,639
Northfield Housing & Redevelopment Authority, Northfield Retirement Project, Series A
5.375%, 12/01/2036	1,000	977
Redwood Falls Hospital Revenue, Redwood Area Hospital Project
5.125%, 12/01/2036	3,000	2,962
Rochester Health Care Facilities, Mayo Clinic
5.000%, 11/15/2031	1,000	1,016
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	2,000	2,026
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series B
5.500%, 07/01/2025	2,000	2,079
St. Paul Housing & Redevelopment Authority, Episcopal Nursing Home
5.630%, 10/01/2033	2,325	2,372
St. Paul Housing & Redevelopment Authority, Health Partners Obligation Group
5.250%, 05/15/2026	2,000	2,031
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	800	864
St. Paul Housing & Redevelopment Authority, Regions Hospital
5.250%, 05/15/2018	500	504
St. Paul Port Authority, HealthEast Midway Campus, Series A (MLO)
5.875%, 05/01/2030	900	921
St. Paul Port Authority, HealthEast Midway Campus, Series B (MLO)
6.000%, 05/01/2030	1,800	1,846
Winona Health Care Facilities, Series A
6.000%, 07/01/2034	1,000	1,070

		50,889

Housing – 15.0%
Cottage Grove Senior Housing Revenue, PHS/ Cottage Grove Inc. Project, Series A
5.000%, 12/01/2031	850	812
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project (GNMA)
5.900%, 04/20/2042	2,000	2,097
Eden Prairie Multifamily Housing, Parkway Apartments Project, Series A (GNMA)
5.700%, 08/20/2022	1,000	1,030
Eden Prairie Multifamily Housing, Preserve Place (GNMA)
5.500%, 01/20/2018	500	512
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Mandatory Put 02/15/2009 @ 100 (AMT) (FNMA)
3.050%, 06/15/2034	2,000	1,952
Hopkins Elderly Housing, St. Theresa Project, Series A (FHA) (GNMA)
5.600%, 11/20/2017	500	511
First American Funds Annual Report 2007       67

Schedule of  Investments (continued)

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Hopkins Multifamily Housing, Renaissance Project
6.250%, 04/01/2015	$500	$511
Maplewood Multifamily Housing, Carefree Cottages II, Mandatory Put 04/15/2019 @ 100 (AMT) (FNMA)
4.800%, 04/15/2034	2,000	1,984
Minneapolis & St. Paul Housing Financing Board, Single Family, Series A4 (AMT) (FHLMC) (FNMA) (GNMA)
5.000%, 11/01/2038	999	989
Minneapolis Housing Revenue, Keeler Apartments, Series A
5.000%, 10/01/2037	1,350	1,301
Minnesota State Housing Finance Agency, Residential Housing, Series B (AMT)
4.750%, 07/01/2026	1,000	971
5.650%, 07/01/2033	725	740
Minnesota State Housing Finance Agency, Residential Housing, Series B1-RMK (AMT)
5.350%, 07/01/2033	1,385	1,400
Minnesota State Housing Finance Agency, Residential Housing, Series D (AMT)
4.700%, 07/01/2027	3,465	3,333
Minnesota State Housing Finance Agency, Residential Housing, Series F (AMT)
5.400%, 07/01/2030	2,375	2,409
Minnesota State Housing Finance Agency, Single Family Mortgage, Series C (AMT)
6.100%, 07/01/2030	380	392
Moorhead Senior Housing Revenue, Sheyenne Crossing Project
5.650%, 04/01/2041	1,620	1,625
Pine City Health Care & Housing Revenue, North Branch, Series A (GNMA)
5.000%, 10/20/2047	550	557
St. Louis Park, Multifamily Housing, Park Ridge Apartments (FHA) (GNMA)
5.250%, 11/01/2020	500	510
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series A
5.250%, 10/01/2042	1,100	1,088
White Bear Lake, Multifamily Housing, Lake Square, Series A (FHA)
6.000%, 08/01/2020	1,020	1,038
Worthington Housing Authority, Meadows Worthington Project, Series A
5.375%, 05/01/2037	880	863

		26,625

Lease Revenue – 4.1%
Lakeville Housing & Redevelopment Authority, Ice Arena Project (MLO)
4.500%, 02/01/2026	1,000	979
4.625%, 02/01/2032	585	574
New Brighton Economic Development Authority, Public Safety Facility, Leasing Project, Series A (MLO)
4.900%, 02/01/2015	850	863
5.000%, 02/01/2016	895	910
5.100%, 02/01/2017	900	916
Pine County Housing & Redevelopment Authority, Series A (MLO)
5.000%, 02/01/2028	1,000	1,017
5.000%, 02/01/2031	1,890	1,917

		7,176

Miscellaneous – 5.3%
Little Canada Commercial Development, RLF Minnesota Project (MLO)
5.000%, 04/01/2013	920	922
Minnesota State Retirement Systems Building
5.875%, 06/01/2027	7,000	7,346
Seaway Port Authority of Duluth, Cargill Income Project
4.200%, 05/01/2013	1,130	1,118

		9,386

Recreational Facility Authority – 2.3%
Moorhead, Golf Course, Series B
5.875%, 12/01/2021	2,000	2,020
St. Paul Port Authority, Radisson Kellogg Project, Series 2, Pre-refunded 08/01/2008 @ 103
7.375%, 08/01/2029 (a)	2,000	2,132

		4,152

Tax Revenue – 1.0%
Duluth Economic Development Authority
8.000%, 08/01/2008	100	103
Minneapolis, St. Anthony Falls Project
5.650%, 02/01/2027	400	406
5.750%, 02/01/2027	300	307
St. Anthony Housing & Redevelopment Authority, Silver Lake Village
5.625%, 02/01/2031	1,000	1,034

		1,850

Transportation – 1.8%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, Pre-refunded 01/01/2010 @ 101 (FGIC)
5.750%, 01/01/2032 (a)	3,000	3,157

Utilities – 16.5%
Chaska Electric, Series A
6.100%, 10/01/2030	45	48
Chaska Electric, Series A, Pre-refunded 10/01/2010 @ 100
6.100%, 10/01/2030 (a)	4,955	5,279
Puerto Rico Electric Power Authority, Series SS (MBIA)
5.000%, 07/01/2024	2,000	2,086
Puerto Rico Electric Power Authority, Series VV (MBIA)
5.250%, 07/01/2029	3,000	3,312
Rochester Electric Utility, Series C
5.000%, 12/01/2030	1,500	1,558
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA)
4.501%, 01/01/2019 (b)	4,000	2,397
4.691%, 01/01/2024 (b)	12,000	5,583
4.721%, 01/01/2025 (b)	7,000	3,093
4.751%, 01/01/2026 (b)	8,300	3,482
4.761%, 01/01/2027 (b)	3,000	1,198
Western Minnesota Municipal Power Agency (AMBAC)
5.500%, 01/01/2015	550	577
The accompanying notes are an integral part of the financial statements.
68      First American Funds Annual Report 2007

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Western Minnesota Municipal Power Agency, Escrowed to Maturity (MBIA)
9.750%, 01/01/2016 (c)	$410	$564

		29,177

Total Revenue Bonds		154,953
General Obligations – 8.0%
Anoka-Hennepin Independent School District #11, Series A, Crossover Refunded 02/01/2010 @ 100 (MSDCEP)
5.750%, 02/01/2017 (d)	1,000	1,045
Becker Independent School District #726, Series A, Crossover Refunded 02/01/2010 @ 100 (FSA) (MSDCEP)
6.000%, 02/01/2021 (d)	1,000	1,048
Chaska Independent School District #112, Series A, Crossover Refunded 02/01/2009 @ 100 (FSA) (MSDCEP)
5.700%, 02/01/2018 (d)	1,000	1,023
Delano Independent School District #879, Series A, Crossover Refunded 02/01/2011 @ 100 (FSA) (MSDCEP)
5.875%, 02/01/2025 (d)	1,000	1,060
Minneapolis Sports Arena
5.100%, 04/01/2013	500	505
5.100%, 10/01/2013	250	252
Perham, Disposal System (AMT)
6.000%, 05/01/2022	1,500	1,553
Rochester Wastewater, Series A
4.125%, 12/01/2023	2,285	2,186
4.250%, 12/01/2025	1,500	1,444
Sauk Rapids Independent School District #47, Series A, Crossover Refunded 02/01/2011 @ 100 (MBIA) (MSDCEP)
5.750%, 02/01/2023 (d)	2,000	2,111
St. Louis Park Independent School District #283, Crossover Refunded 02/01/2009 @ 100 (MSDCEP)
5.700%, 02/01/2017 (d)	2,000	2,053

		14,280

Total Municipal Bonds
(Cost $164,576)		169,233
Short-Term Investment – 3.5%
Federated Minnesota Municipal Cash Trust
(Cost $6,146)	6,145,908	6,146

Total Investments – 99.0%
(Cost $170,722)		175,379

Other Assets and Liabilities, Net – 1.0%		1,755

Total Net Assets – 100.0%		$177,134

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(c)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(d)	Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $19,874, which represents 11.2% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Authority

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

MSDCEP –	Minnesota School District Credit Enhancement Program
First American Funds Annual Report 2007       69

Schedule of  Investments (continued)

Missouri Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 100.7%
Revenue Bonds – 82.6%
Continuing Care Retirement Communities – 5.8%
Cole County Industrial Development Authority, Lutheran Services Heisinger Project
5.250%, 02/01/2024	$2,000	$2,040
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	500	507
Illinois Finance Authority, Friendship Village, Schaumburg, Series A
5.375%, 02/15/2025	1,800	1,821
Lee’s Summit Industrial Development Authority, Senior Living Facilities, John Knox Village, Series A
5.000%, 08/15/2014	1,035	1,053
Missouri State Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior, Series A
5.375%, 02/01/2035	1,500	1,545
St. Louis County Industrial Development Authority, Friendship Village West, Series A
5.500%, 09/01/2028 (a)	2,000	2,042

		9,008

Education – 7.4%
Lincoln University Auxiliary System Revenue (AGTY)
5.125%, 06/01/2037 (a)	1,000	1,025
Missouri State Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2017	1,185	1,208
Missouri State Health & Educational Facilities Authority, University of Missouri-Columbia Arena Project
5.000%, 11/01/2019	2,540	2,622
Missouri State Health & Educational Facilities Authority, Washington University, Series A
5.000%, 02/15/2019	1,465	1,534
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Pre-refunded 06/15/2011 @ 100
5.125%, 06/15/2041 (b)	2,150	2,238
Missouri State University Auxiliary Enterprise System Revenue, Series A (XLCA)
4.375%, 04/01/2032	900	847
University of Missouri, Pre-refunded 11/01/2007 @ 101
5.800%, 11/01/2027 (b)	2,000	2,033

		11,507

Healthcare – 16.9%
Barton County Hospital Revenue
5.375%, 07/01/2027	1,000	1,009
Boone County Hospital
5.050%, 08/01/2020	1,200	1,213
Cape Girardeau County Industrial Development Authority, Health Care Facilities Revenue, Southeast Missouri Hospital
5.625%, 06/01/2022	245	253
Cape Girardeau County Industrial Development Authority, Health Care Facilities Revenue, Southeast Missouri Hospital, Pre-refunded 06/01/2012 @ 100
5.625%, 06/01/2022 (b)	1,255	1,340
Carthage Hospital Revenue
6.000%, 04/01/2038	1,000	1,018
Clinton County Industrial Development Authority, Health Facilities Revenue, Cameron Regional Medical Center
5.000%, 12/01/2037	1,000	970
Hannibal Industrial Development Authority Health Facilities
4.300%, 03/01/2013	1,345	1,332
5.000%, 03/01/2022	1,000	1,006
Hermann Area Hospital District Revenue
5.100%, 09/01/2031	1,000	975
Joplin Industrial Development Authority Healthcare Facilities, Freeman Health Systems Project
5.500%, 02/15/2024	2,000	2,091
Missouri State Health & Educational Facilities Authority, BJC Health Systems, Series A, Escrowed to Maturity
6.750%, 05/15/2012 (c)	3,310	3,703
Missouri State Health & Educational Facilities Authority, Jefferson Memorial Hospital (RAAI)
5.000%, 08/15/2019	2,300	2,367
Missouri State Health & Educational Facilities Authority, Lake Regional Health System Project
5.000%, 02/15/2012	515	526
Missouri State Health & Educational Facilities Authority, SSM Health, Series A, Pre-refunded 06/01/2008 @ 101 (MBIA)
5.000%, 06/01/2018 (b)	1,555	1,588
Missouri State Health & Educational Facilities Authority, SSM Health, Series B (MBIA)
5.000%, 06/01/2018	445	453
Missouri State Health & Educational Facilities Authority, St. Lukes Episcopal
5.000%, 12/01/2017	1,000	1,023
Missouri State Health & Educational Facilities Authority, St. Lukes Health Systems, Series A (FSA)
5.000%, 11/15/2014	2,000	2,101
Saline County Industrial Development Authority, Health Facilities, John Fitzgibbon Memorial Hospital
5.625%, 12/01/2035	1,000	1,018
St. Louis County Industrial Development Authority, Ranken-Jordan Project
5.000%, 11/15/2027	670	659
5.000%, 11/15/2035	1,300	1,271
St. Louis County Industrial Development Authority, Ranken-Jordan Project, Series A, Pre-refunded 11/15/2013 @ 100
6.625%, 11/15/2035 (b)	500	566

		26,482

Housing – 3.7%
Missouri State Housing Development Commission, Homeownership Loan Program, Series B (AMT) (FNMA) (GNMA)
4.800%, 09/01/2031	2,500	2,416
Missouri State Housing Development Commission, Homeownership Loan Program, Series C1 (AMT) (FNMA) (GNMA)
5.000%, 09/01/2037	1,000	988
The accompanying notes are an integral part of the financial statements.
70      First American Funds Annual Report 2007

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Riverside Industrial Development Authority, Riverside Horizons Project, Series A (ACA)
5.000%, 05/01/2027	$900	$908
University City Industrial Development Authority, Multifamily Housing, Series A (GNMA)
5.950%, 12/20/2025	1,400	1,407

		5,719

Lease Revenue – 16.0%
Clay County, Public Building Authority (FSA) (MLO)
5.125%, 05/15/2014	2,000	2,022
Kansas City Municipal Assistance, Capital Appreciation Leasehold, Series B-1, Zero Coupon Bond (AMBAC) (MLO)
4.781%, 04/15/2027 (d)	2,000	785
Kansas City Special Facilities Revenue, MCI Overhaul Base Project, Series G (AMT) (MLO)
4.750%, 09/01/2028	4,000	3,889
Missouri State Board of Public Buildings, Series A (MLO)
5.000%, 10/15/2027	1,000	1,027
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A (MBIA) (MLO)
5.000%, 05/01/2023	2,000	2,050
5.000%, 05/01/2024	5,130	5,259
5.125%, 05/01/2026	5,000	5,139
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A (MLO)
5.000%, 05/01/2017	1,000	1,033
Missouri State Financial Board Infrastructure Facilities, Branson, Series A (MLO)
5.000%, 12/01/2017	1,000	1,017
5.375%, 12/01/2022	750	773
Springfield Public Building, Capital Improvement Project (AMBAC) (MLO)
5.000%, 03/01/2024	2,000	2,061

		25,055

Miscellaneous – 2.5%
Kennett Industrial Development Authority, Manac Trailers USA Project (LOC: Region’s Bank) (AMT)
4.250%, 03/01/2022	1,500	1,394
4.250%, 03/01/2024	500	459
Missouri State Development Financial Board, Eastland Center Project, Series A
4.250%, 04/01/2015	1,010	985
Sugar Creek, Lafarge North America, Series A (AMT)
5.650%, 06/01/2037	1,000	1,036

		3,874

Revolving Funds – 12.4%
Missouri State Environmental Improvement & Energy Resources Authority, Series A, State Revolving Fund Program, Pre-refunded 07/01/2010 @ 100
5.500%, 07/01/2016 (b)	1,875	1,958
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A
4.750%, 07/01/2020	2,000	2,064
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A, State Revolving Fund Program
5.500%, 07/01/2016	620	647
4.250%, 01/01/2024	1,000	962
4.375%, 01/01/2028	1,500	1,445
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, Drinking Water
5.250%, 01/01/2015	2,180	2,242
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series C, State Revolving Fund Program
5.375%, 07/01/2016	2,000	2,190
5.000%, 07/01/2023	6,655	6,840
4.750%, 07/01/2025	1,000	1,017

		19,365

Tax Revenue – 6.6%
Belton Increment Tax Revenue, Town Center Project
5.500%, 03/01/2020	250	251
5.625%, 03/01/2025	600	603
Branson Industrial Development Authority Tax Increment Revenue, Branson Landing Retail Project
5.500%, 06/01/2029	1,000	1,011
Fenton Tax Increment Revenue, Gravois Bluffs Redevelopment Project
5.000%, 04/01/2014	1,000	1,032
Harrisonville Towne Center Project
4.375%, 11/01/2017	340	332
4.500%, 11/01/2022	715	684
Howard Bend Levee District (XLCA)
5.500%, 03/01/2026	1,745	1,950
Missouri State Development Financial Board, Independence Centerpoint Project, Series E
5.125%, 04/01/2025	1,000	1,013
Osage Beach Tax Increment Revenue, Prewitt’s Point Project
5.000%, 05/01/2023	1,455	1,425
Riverside Tax Increment Revenue, L-385 Levee Project (MLO)
5.250%, 05/01/2020	1,000	1,023
St. Joseph Industrial Development Authority, Tax Increment Revenue, Shoppes at North Village Project
5.375%, 11/01/2023	1,000	1,006

		10,330

Transportation – 6.2%
Missouri State Highways & Transportation Road, Series A, Pre-refunded 02/01/2011 @ 100
5.250%, 02/01/2020 (b)	5,000	5,217
Missouri State Highways & Transportation Road, Series A, Pre-refunded 02/01/2012 @ 100
5.000%, 02/01/2022 (b)	3,225	3,362
Puerto Rico Commonwealth Highway & Transportation Authority, Series K
5.000%, 07/01/2017	1,000	1,037

		9,616

First American Funds Annual Report 2007       71

Schedule of  Investments (continued)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Utilities – 5.1%
Kansas City Water, Series B
5.000%, 12/01/2016	$2,200	$2,224
Metropolitan St. Louis Sewer District, Series A (MBIA)
5.000%, 05/01/2023	1,075	1,115
Missouri Joint Municipal Electric Utilities, Commission Power Project Revenue, Plum Point Project (MBIA)
5.000%, 01/01/2016	1,500	1,589
Missouri State Development Financial Board, Independence Water System (AMBAC)
5.000%, 11/01/2024	1,000	1,036
North Central Regional Water Commission, Waterworks Systems Revenue
5.000%, 01/01/2037	2,070	1,996

		7,960

Total Revenue Bonds		128,916

General Obligations – 12.9%
Cass County School District #R-9, Harrisonville (MBIA) (MDDP)
4.500%, 03/01/2019	1,000	1,012
Jefferson City School District, Series A, Escrowed to Maturity (MDDP)
6.700%, 03/01/2011 (c)	1,000	1,057
North Kansas City School District #74 (MDDP)
5.000%, 03/01/2022	1,000	1,048
Platte County School District #R-3 (MBIA)
5.000%, 03/01/2024	685	709
Puerto Rico Municipal Finance Agency, Pre-refunded 08/01/2009 @ 101 (FSA)
5.500%, 08/01/2023 (b)	3,000	3,130
Richmond Heights, Manhasset Village Neighborhood
4.500%, 04/01/2026	690	667
St. Charles Community College (MBIA)
5.250%, 02/15/2018	1,390	1,512
St. Charles County, Francis Howell School District (FGIC) (MDDP)
5.250%, 03/01/2018	2,095	2,275
St. Joseph School District (FSA) (MDDP)
5.250%, 03/01/2017	1,000	1,083
St. Louis County
5.000%, 02/01/2012	3,250	3,397
St. Louis County Public Safety, Pre-refunded 08/15/2009 @ 100 (FGIC)
5.125%, 02/15/2017 (b)	4,185	4,292

		20,182

Certificates of Participation – 5.2%
Carthage Sewer Project (AGTY) (MLO)
5.000%, 08/01/2027	655	693
Cottleville (MLO)
5.125%, 08/01/2026	200	201
5.250%, 08/01/2031	1,100	1,112
Hazelwood School District, Energy Improvements Project (MLO)
4.500%, 03/01/2017	515	520
4.500%, 03/01/2018	445	448
Ozark R-6 School District Lease (FSA) (MLO)
5.000%, 09/01/2025	665	692
Texas County Justice Center Project (AGTY) (MLO)
4.500%, 12/01/2025	3,660	3,553
Union, Series A (MLO)
5.200%, 07/01/2023	520	530
Washington School District Lease (FSA) (MLO)
4.250%, 03/01/2018 (a)	300	299

		8,048

Total Municipal Bonds
(Cost $154,471)		157,146
Short-Term Investment – 0.0%
First American Tax Free Obligations Fund, Class Z (e)
(Cost $1)	1,141	1

Total Investments – 100.7%
(Cost $154,472)		157,147

Other Assets and Liabilities, Net – (0.7)%		(1,040)

Total Net Assets – 100.0%		$156,107

(a)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $3,342 or 2.1% of total net assets. See note 2 in Notes to Financial Statements.

(b)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(c)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(d)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(e)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA –	American Capital Access

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $10,182, which represents 6.5% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MBIA –	Municipal Bond Insurance Association

MDDP –	Missouri Direct Deposit Program

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

XLCA –	XL Capital Assurance Inc.
The accompanying notes are an integral part of the financial statements.
72      First American Funds Annual Report 2007

Nebraska Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 98.8%
Revenue Bonds – 77.1%
Continuing Care Retirement Communities – 3.9%
Colorado Health Facilities, Christian Living Communities, Series A
5.750%, 01/01/2026	$100	$104
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	275	277
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	200	208
North Carolina Community Health Care Facilities, Presbyterian Homes
5.400%, 10/01/2027	410	421
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	600	603

		1,613

Education – 16.1%
Anderson, Indiana, Economic Development Revenue, Anderson University Project
5.000%, 10/01/2032	575	562
Nebraska Educational Finance Authority, Concordia University Project
5.350%, 12/15/2018	650	658
Nebraska Educational Finance Authority, Creighton University Project, Series A (AMBAC)
5.000%, 09/01/2009	500	507
Nebraska Educational Finance Authority, Midland Lutheran College Project
5.200%, 10/01/2020	350	353
Nebraska Educational Finance Authority, Wesleyan University Project (RAAI)
5.000%, 04/01/2017	605	619
Nebraska Utility Corporation, University of Nebraska, Lincoln Project
5.250%, 01/01/2015	1,045	1,097
University of Nebraska Facility Corporation, Medical Center Research Project
5.000%, 02/15/2015	500	519
University of Nebraska, Kearney Student Fees
5.000%, 07/01/2030	500	516
University of Nebraska, Lincoln Memorial Stadium Project, Series A
5.000%, 11/01/2015	500	521
University of Nebraska, Lincoln Student Fees
5.000%, 07/01/2022	750	770
University of Nebraska, Omaha Student Housing Project
5.000%, 05/15/2023	500	516

		6,638

Healthcare – 23.8%
Douglas County Hospital Authority #2, Girls & Boys Town Project
4.500%, 09/01/2030	1,000	957
Douglas County Hospital Authority #2, Nebraska Medical Center
5.000%, 11/15/2016	700	726
Halifax Medical Center, Hospital Revenue, Series A
5.000%, 06/01/2038	600	588
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project, Series A
5.250%, 02/15/2030	600	614
Inver Grove Heights, Minnesota, Nursing Home Revenue, Presbyterian Homes Care
5.500%, 10/01/2033	275	275
Iowa Finance Authority, Health Facilities Revenue, Care Initiatives Project, Series A
5.000%, 07/01/2020	200	198
Iowa Hospital Revenue, Washington County Hospital Project
5.375%, 07/01/2026	400	403
Lancaster County Hospital Authority, Health Facilities Revenue, Immanuel Health Systems, Series A
3.920%, 07/01/2030 (a)	100	100
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project
5.000%, 06/01/2021	1,500	1,529
4.250%, 06/01/2022	600	554
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project, Series A, Pre-refunded 06/01/2011 @ 100 (AMBAC)
5.000%, 06/01/2019 (b)	500	519
Madison County Hospital Authority #1, Faith Regional Health Services Project (RAAI)
5.500%, 07/01/2021	1,000	1,044
Nebraska Investment Finance Authority, Great Plains Regional Medical Center (RAAI)
5.200%, 11/15/2016	250	259
5.300%, 11/15/2017	805	835
New Hampshire Health & Educational Facilities Authority, The Memorial Hospital
5.250%, 06/01/2036	150	152
Platte County Hospital Authority #1, Columbus Community Hospital Project (RAAI)
5.850%, 05/01/2014	650	682
University of Alabama at Birmingham, Hospital Revenue, Series A
4.500%, 09/01/2031	400	367

		9,802

Housing – 3.7%
Douglas County Housing Authority, Orchard Gardens Project
5.150%, 10/01/2032	400	391
Nebraska Investment Finance Authority, Single Family Housing, Series D (AMT)
4.950%, 09/01/2026	500	498
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments (GNMA)
5.150%, 11/20/2022	640	651

		1,540

Miscellaneous – 1.9%
Washington County Wastewater & Solid Waste Disposal Facilities, Cargill Project (AMT)
4.850%, 04/01/2035	500	478
Washington County Wastewater Facilities, Cargill Project (AMT)
5.900%, 11/01/2027	300	322

		800

First American Funds Annual Report 2007       73

Schedule of  Investments (continued)

Nebraska Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Recreational Facility Authority – 8.2%
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project
4.750%, 09/01/2024	$1,365	$1,365
Omaha Convention Hotel Corporation, Convention Center 1st Tier (AMBAC)
4.250%, 02/01/2026	1,000	940
Omaha Convention Hotel Corporation, Series A, Pre-refunded 04/01/2012 @ 100 (AMBAC)
5.125%, 04/01/2026 (b)	1,000	1,048

		3,353

Revolving Funds – 1.4%
Nebraska Investment Finance Authority, Drinking Water System Revolving Fund
5.150%, 01/01/2016	580	587

Tax Revenue – 2.8%
Ohio County, West Virginia, Special District Excise Tax Revenue, Fort Henry Economic Development, Series B
5.625%, 03/01/2036	200	207
Omaha Special Tax Revenue, Series A
5.125%, 02/01/2032	500	516
Vanderburgh County, Indiana, Industrial Redevelopment Commission, Tax Increment
5.000%, 02/01/2026	400	409

		1,132

Utilities – 15.3%
Alliance Electrical Systems (AMBAC)
5.000%, 12/15/2014	260	263
5.100%, 12/15/2015	460	466
Burt County Public Power District Electric Systems
4.850%, 07/01/2026	335	337
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	500	532
Cuming County Public Power District Electric Systems
3.900%, 12/01/2014	130	127
Grand Island Electrical Systems (MBIA)
5.125%, 08/15/2016	750	781
Hastings Electrical Systems (FSA)
5.000%, 01/01/2015	250	259
Lincoln Electrical Systems
5.000%, 09/01/2026	250	257
Lincoln Electrical Systems, Pre-refunded 09/01/2011 @ 100
5.000%, 09/01/2015 (b)	500	519
Lincoln Sanitation & Sewer (MBIA)
4.375%, 06/15/2032	1,345	1,268
Omaha Public Power District, Electric Systems, Series AA (FGIC)
4.500%, 02/01/2034	500	477
Omaha Public Power District, Nebraska City, Series A (AMBAC)
4.550%, 02/01/2026	750	741
South Sioux City Combined Electric, Water & Sewer
4.750%, 08/01/2027 (c)	250	251

		6,278

Total Revenue Bonds		31,743

General Obligations – 18.5%
Brown County
4.350%, 06/15/2026	200	197
4.700%, 12/15/2026	400	400
Douglas County School District #17, Millard Public Schools, Series A (FSA)
4.500%, 06/15/2025	250	246
Douglas County School District #54, Ralston Public Schools (FSA)
5.000%, 12/15/2016	845	877
Hayes County School District #79
4.550%, 11/15/2022	170	170
4.600%, 11/15/2023	180	180
La Vista
4.800%, 12/15/2026	345	346
La Vista, Off-Street Parking
4.700%, 04/15/2025	500	493
Lancaster County School District #1, Lincoln Public Schools
5.000%, 01/15/2017	750	779
5.250%, 07/15/2019	220	228
Lincoln-Lancaster County Public Building Community, Tax Supported Lease Rental
4.500%, 10/15/2026	750	733
Omaha-Douglas Public Building
4.900%, 05/01/2016	500	515
5.100%, 05/01/2020	300	310
Saunders County (FSA)
5.000%, 11/01/2030	650	664
Scotts Bluff County
4.550%, 01/15/2026	500	503
4.500%, 01/15/2031	500	489
Washington County School District #1, Blair Community Schools
4.300%, 12/15/2027	500	486

Total General Obligations		7,616

Certificates of Participation – 3.2%
Western Nebraska Community College (MLO)
4.700%, 10/15/2010	295	295
4.800%, 10/15/2011	195	195
4.900%, 10/15/2012	250	250
5.000%, 10/15/2013	300	301
5.100%, 10/15/2014	250	251

Total Certificates of Participation		1,292

Total Municipal Bonds (Cost $40,333)		40,651

The accompanying notes are an integral part of the financial statements.
74      First American Funds Annual Report 2007

Nebraska Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 1.0%
First American Tax Free Obligations Fund, Class Z (d)
(Cost $398)	397,697	$398

Total Investments – 99.8% (Cost $40,731)		41,049

Other Assets and Liabilities, Net – 0.2%		103

Total Net Assets – 100.0%		$41,152

(a)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(b)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $245 or 0.6% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $1,298, which represents 3.2% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

Ohio Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 95.5%
Revenue Bonds – 61.6%
Continuing Care Retirement Communities – 6.7%
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian, Series A
5.000%, 07/01/2026	$800	$800
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian, Series A (RAAI)
5.125%, 07/01/2022	500	512
Hamilton County Health Care, Life Enriching Communities Project, Series A
5.000%, 01/01/2027	400	397
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	400	402
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	400	402
Toledo-Lucas County Port Authority Facilities, St. Mary Woods Project, Series A
6.000%, 05/15/2024	400	403

		2,916

Education – 19.0%
Cincinnati Port Development Authority, Economic Development Authority, Sisters of Mercy
5.000%, 10/01/2025	250	251
Ohio State Higher Educational Facilities, Baldwin-Wallace College Project
5.000%, 12/01/2013	750	772
Ohio State Higher Educational Facilities, College of Wooster Project
5.000%, 09/01/2020	400	412
Ohio State Higher Educational Facilities, John Carroll University Project
5.000%, 04/01/2019	1,000	1,039
Ohio State Higher Educational Facilities, Mount Union College Project
5.000%, 10/01/2031	1,000	1,021
Ohio State Higher Educational Facilities, Ohio Northern University Project
5.000%, 05/01/2026	1,000	1,029
Ohio State Higher Educational Facilities, Wittenburg University Project
5.000%, 12/01/2024	505	513
Ohio State Higher Educational Facilities, Xavier University Project (FGIC)
5.250%, 05/01/2016	1,000	1,052
Ohio State University, Series B
5.250%, 06/01/2016	1,000	1,060
University of Cincinnati, Series A (FGIC)
5.500%, 06/01/2014	1,000	1,063

		8,212

Healthcare – 9.1%
Akron, Bath & Copley Joint Township Hospital Facilities, Summa Health Systems, Series A (RAAI)
5.250%, 11/15/2016	800	843
Erie County Hospital Facilities, Firelands Regional Medical Center, Series A
5.500%, 08/15/2022	500	519
First American Funds Annual Report 2007       75

Schedule of  Investments (continued)

Ohio Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Fairfield County Hospital Facilities, Fairfield Medical Center (RAAI)
5.000%, 06/15/2022	$500	$509
Hamilton County Hospital Facilities, Children’s Medical Center, Series F (FGIC)
5.200%, 05/15/2009	685	696
Lorain County Hospital, Catholic Healthcare
5.500%, 10/01/2017	350	368
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2018	125	130
5.250%, 05/15/2026	250	256
Richland County Hospital Facilities, Medcentral Health Systems
5.250%, 11/15/2036	600	614

		3,935
Housing – 2.3%
Ohio Housing Finance Agency, Residential Mortgage Backed Securities, Series E (AMT) (FNMA) (GNMA)
4.850%, 09/01/2026	1,000	983

Lease Revenue – 6.7%
Cleveland-Cuyahoga County Port Authority, Rita Project (MLO) (RAAI)
5.000%, 11/15/2019	750	772
Ohio State Building Authority, State Facility, Administration Building Fund, Series A (FSA) (MLO)
5.500%, 04/01/2016	1,000	1,063
Riversouth Authority Revenue, Riversouth Area Redevelopment, Series A (MLO)
5.250%, 12/01/2017	1,000	1,059

		2,894

Miscellaneous – 2.7%
Aleutians East Borough Project, Aleutian Pribilof Islands, Alaska (ACA)
5.500%, 06/01/2036	150	157
Toledo-Lucas County Port Authority Facilities, Cargill Income Project, Series B
4.500%, 12/01/2015	1,000	1,010

		1,167

Revolving Funds – 4.7%
Ohio State Water Development Authority, Escrowed to Maturity (AMBAC)
5.800%, 12/01/2011 (a)	1,000	1,010
Ohio State Water Development Authority, Water Pollution Control, Pre-refunded 06/01/2012 @ 100
5.050%, 12/01/2021 (b)	1,000	1,045

		2,055

Tax Revenue – 1.0%
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project
5.250%, 12/01/2023	400	412

Transportation – 2.4%
Columbus Regional Airport Authority (MBIA)
5.000%, 01/01/2028	1,000	1,033

Utilities – 7.0%
Hamilton Electric Systems, Series A (FSA)
4.300%, 10/15/2016	1,000	1,006
Montgomery County Water, Greater Moraine Beaver (AMBAC)
5.375%, 11/15/2016	1,000	1,063
Northeast Ohio Regional Sewer District, Wastewater Revenue (MBIA)
4.500%, 11/15/2037	1,000	955

		3,024

Total Revenue Bonds		26,631
General Obligations – 33.9%
Cincinnati
5.000%, 12/01/2016	1,000	1,040
5.000%, 12/01/2017	1,000	1,038
Cincinnati School District, Classroom Construction & Improvement (FGIC)
5.250%, 12/01/2019	535	584
Dayton City School District, School Facilities Construction & Improvement, Series D (FGIC)
5.000%, 12/01/2011	500	521
Hubbard Village School District, Classroom Facilities Improvement (CIFG)
4.250%, 12/01/2027	1,000	936
Ohio State Common Schools, Series A (FGIC)
5.125%, 09/15/2022	1,750	1,814
Ohio State Higher Education, Series A
5.000%, 02/01/2019	1,000	1,027
5.000%, 08/01/2022	1,000	1,029
Ohio State Higher Education, Series B
5.000%, 11/01/2015	1,000	1,039
Ohio State Infrastructure Improvement, Series A
5.500%, 02/01/2020	1,000	1,118
Ohio State Parks & Recreational Facilities, Series II-A (FSA)
5.250%, 02/01/2020	1,000	1,066
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	260	271
Solon
5.000%, 12/01/2021	1,000	1,037
Springfield City School District, Pre-refunded 12/01/2011 @ 102 (FGIC)
5.200%, 12/01/2023 (b)	1,000	1,067
Toledo City School District, School Facilities Improvement (FSA)
5.000%, 12/01/2014	1,000	1,052

Total General Obligations		14,639

Total Municipal Bonds (Cost $40,858)		41,270

The accompanying notes are an integral part of the financial statements.
76      First American Funds Annual Report 2007

Ohio Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 3.9%
Federated Ohio Municipal Cash Trust (Cost $1,678)	1,678,037	$1,678

Total Investments – 99.4% (Cost $42,536)		42,948

Other Assets and Liabilities, Net – 0.6%		270

Total Net Assets – 100.0%		$43,218

(a)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

ACA –	American Capital Access

AMBAC –	American Municipal Bond Assurance Corporation
AMT- Alternative Minimum Tax. As of June 30, 2007 the aggregate market value of securities subject to the AMT was $983, which represents 2.3% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Corporation

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

Oregon Intermediate Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 98.7%
Revenue Bonds – 42.4%
Continuing Care Retirement Communities – 4.4%
Clackamas County Hospital Facilities Authority, Mary’s Woods, Series A, Pre-refunded 05/15/2009 @ 102
6.125%, 05/15/2013 (a)	$1,000	$1,058
Clackamas County Hospital Facilities Authority, Robison Jewish Home
5.125%, 10/01/2024	1,000	992
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,200	1,216
Multnomah County Hospital Facilities Authority, Terwilliger Plaza Project, Series A
5.250%, 12/01/2026	1,000	990
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Oregon Baptist Retirement Homes
8.000%, 11/15/2026	890	897

		5,153

Economic Development – 1.3%
Port Morrow
6.250%, 06/01/2015	1,500	1,501

Education – 6.5%
Forest Grove Campus Improvement, Pacific University Project, Series A (RAAI)
5.000%, 05/01/2022	3,130	3,211
Multnomah County Educational Facilities, University of Portland (AMBAC)
5.700%, 04/01/2015	1,000	1,034
Oregon State Facilities Authority, Linfield College Project, Series A
5.000%, 10/01/2025	1,000	1,022
Oregon State Facilities Authority, Williamette University Projects, Series A
4.300%, 10/01/2021	1,085	1,046
4.375%, 10/01/2022	515	497
4.500%, 10/01/2036	875	819

		7,629

Healthcare – 8.2%
Clackamas County Hospital Facilities Authority, Legacy Health Systems
5.250%, 02/15/2011	2,000	2,068
5.375%, 02/15/2012	1,000	1,034
Klamath Falls Community Hospital Authority, Merle West Medical Center Project (AGTY)
4.750%, 09/01/2020	2,025	2,064
Medford Hospital Facilities Authority, Asante Health Systems, Series A (MBIA)
5.250%, 08/15/2011	325	332
5.375%, 08/15/2012	320	328
Multnomah County Hospital Facilities Authority, Providence Health Systems
5.250%, 10/01/2022	1,000	1,046
Salem Hospital Facilities Authority, Pre-refunded 08/15/2008 @ 101
5.250%, 08/15/2014 (a)	1,000	1,026
First American Funds Annual Report 2007       77

Schedule of  Investments (continued)

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Salem Hospital Facilities Authority, Salem Hospital Project, Series A
5.000%, 08/15/2027	$1,000	$1,006
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A
5.000%, 03/01/2012	690	715

		9,619

Housing – 1.7%
Oregon State Housing & Community Services, Series A
6.000%, 07/01/2016	5	5
6.400%, 07/01/2018	210	212
Oregon State Housing & Community Services, Series E (FHA)
5.750%, 07/01/2013	295	299
Oregon State Housing & Community Services, Single Family, Series A
4.050%, 01/01/2018	325	318
Portland Housing Authority, Pearl Court Project (AMT)
4.000%, 01/01/2011	230	228
4.100%, 01/01/2013	245	242
4.150%, 01/01/2014	200	196
4.200%, 01/01/2015	270	264
4.250%, 01/01/2016	280	273

		2,037

Recreational Facility Authority – 0.9%
Portland Urban Renewal & Redevelopment, Convention Center, Series A (AMBAC)
5.750%, 06/15/2015	1,000	1,058

Tax Revenue – 2.5%
Medford Urban Renewal Agency
4.500%, 06/01/2013	1,010	1,026
Oregon State Department of Administrative Services Lottery, Series A (FSA)
5.000%, 04/01/2012	1,050	1,078
Seaside Urban Renewal Agency, Greater Seaside Urban Renewal
4.750%, 06/01/2015	280	287
Tri-County Metropolitan Transportation District, Series 1, Escrowed to Maturity (MGT)
4.900%, 06/01/2009 (b)	500	509

		2,900

Transportation – 8.7%
Oregon State Department of Transportation, Highway User Tax, Pre-refunded 11/15/2010 @ 100
5.125%, 11/15/2014 (a)	2,260	2,344
Oregon State Department of Transportation, Highway User Tax, Series A
5.000%, 11/15/2024	1,325	1,371
Oregon State Department of Transportation, Highway User Tax, Series A, Pre-refunded 11/15/2012 @ 100
5.500%, 11/15/2016 (a)	1,000	1,072
Oregon State Department of Transportation, Highway User Tax, Series A, Pre-refunded 11/15/2014 @ 100
5.000%, 11/15/2020 (a)	1,085	1,151
Port Morrow
4.875%, 06/01/2020	1,000	990
Portland International Airport, Series 12-A (FGIC)
5.250%, 07/01/2011	1,165	1,197
5.250%, 07/01/2012	2,000	2,051

		10,176

Utilities – 8.2%
Eugene Electric Utilities (FSA)
5.000%, 08/01/2011	1,305	1,306
4.800%, 08/01/2013	690	697
Lane County Metropolitan Wastewater Management (FGIC)
5.000%, 11/01/2021	820	863
Port of St. Helens Pollution Control, Portland General Electric
4.800%, 04/01/2010	2,450	2,463
4.800%, 06/01/2010	400	402
Portland Water Systems, Second Lien, Series A (MBIA)
4.375%, 10/01/2024	1,000	971
Washington County Clean Water Services (MBIA)
5.000%, 10/01/2014	1,000	1,060
Washington County Clean Water Services (FGIC)
5.125%, 10/01/2014	1,790	1,867

		9,629

Total Revenue Bonds		49,702

General Obligations – 51.5%
Chemeketa Community College District, Escrowed to Maturity (FGIC)
5.500%, 06/01/2013 (b)	2,170	2,338
Clackamas Community College District (MBIA)
5.000%, 05/01/2019	1,145	1,204
Clackamas County School District #7J, Lake Oswego (FSA)
5.250%, 06/01/2025	200	220
Clackamas County School District #12, North Clackamas Convertible CABs, Deferred Interest, Series B (FSA) (SBG)
0.000% through 06/14/2011, thereafter
5.000%, 06/15/2022 (c)	3,135	2,704
Clackamas County School District #86, Canby (FSA) (SBG)
5.000%, 06/15/2018	1,000	1,052
5.000%, 06/15/2021	1,305	1,363
Clackamas County School District #86, Canby, Pre-refunded 06/15/2010 @ 100 (SBG)
5.500%, 06/15/2015 (a)	1,835	1,915
Clackamas County School District #115, Series A, Zero Coupon Bond (MBIA) (SBG)
4.959%, 06/15/2024 (d)	2,430	1,059
Clackamas County School District #115, Series B (MBIA) (SBG)
4.500%, 06/15/2021	1,975	1,973
Deschutes & Jefferson Counties School District #2, Pre-refunded 06/15/2011 @ 100 (FGIC) (SBG)
5.500%, 06/15/2014 (a)	1,725	1,822
Deschutes & Jefferson Counties School District #2-J, Redmond, Series A (FGIC) (SBG)
5.000%, 06/15/2013	1,250	1,316
Deschutes & Jefferson Counties School District #2-J, Redmond, Series B, Zero Coupon Bond (FGIC) (SBG)
4.551%, 06/15/2021 (d)	1,000	534
Deschutes County (FSA)
5.000%, 12/01/2014	1,755	1,837
The accompanying notes are an integral part of the financial statements.
78      First American Funds Annual Report 2007

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Hood River County School District (SBG)
5.250%, 06/15/2016	$1,030	$1,076
Jackson County School District #549, Medford (SBG)
5.000%, 06/15/2012	2,000	2,090
Lane County School District #19, Springfield, Zero Coupon Bond (FSA) (SBG)
4.953%, 06/15/2024 (d)	2,055	896
Lane County School District #40, Creswell (SBG)
5.000%, 06/15/2011	1,120	1,153
Lane County School District #52, Bethel, Pre-refunded 06/15/2010 @ 100 (SBG)
5.350%, 06/15/2011 (a)	1,285	1,336
Linn County Community School District, Pre-refunded 06/15/2013 @ 100 (FGIC) (SBG)
5.550%, 06/15/2021 (a)	1,000	1,081
Marion & Clackamas Counties School District #4J, Silver Falls (MBIA) (SBG)
4.500%, 06/15/2022	1,305	1,302
McMinnville School District #40 (FSA)
5.500%, 06/15/2013	1,000	1,077
Metro
5.250%, 09/01/2014	1,000	1,056
Multnomah County School District #7, Reynolds, Pre-refunded 06/15/2011 @ 100 (SBG)
5.625%, 06/15/2015 (a)	1,000	1,061
Multnomah-Clackamas County School District #10, Gresham-Barlow, Pre-refunded 06/15/2011 @ 100 (FSA) (SBG)
5.500%, 06/15/2013 (a)	1,780	1,880
Multnomah-Clackamas County School District #10JT, Gresham-Barlow (FSA) (SBG)
5.250%, 06/15/2017	1,000	1,087
Multnomah-Clackamas County School District #28JT, Zero Coupon Bond (AMBAC) (SBG)
4.379%, 06/01/2016 (d)	1,000	679
North Lincoln Fire & Rescue District #1 (FSA)
4.250%, 02/01/2018	125	127
Portland Community College Services, Pre-refunded 06/01/2011 @ 100
5.375%, 06/01/2015 (a)	1,375	1,445
Portland Emergency Facilities, Series A
5.000%, 06/01/2012	1,060	1,081
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	1,043
Puerto Rico Public Buildings Authority, Series J, Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.000%, 07/01/2036	1,000	1,043
Salem-Keizer School District #24-J (FSA)
5.100%, 06/01/2012	2,000	2,022
Salem-Keizer School District #24-J, Pre-refunded 06/01/2009 @ 100 (SBG)
5.250%, 06/01/2012 (a)	1,000	1,026
Tri-County Metropolitan Transportation District, Light Rail Extension, Series A
5.250%, 07/01/2012	1,000	1,035
Tualatin Hills Park & Recreation District (FGIC)
5.750%, 03/01/2013	870	947
Umatilla County School District #016-R, Pendleton (FGIC)
5.250%, 07/01/2014	1,540	1,653
Wasco County School District #12 (FSA) (SBG)
5.500%, 06/15/2014	1,080	1,174
Washington, Multnomah & Yamill Counties School District #1-J
5.000%, 11/01/2014	1,000	1,060
Washington, Multnomah & Yamill Counties School District #1-J, Pre-refunded 06/01/2009 @ 100
5.250%, 06/01/2012 (a)	1,185	1,215
Washington & Clackamas Counties School District #23-J, Tigard (FGIC)
5.500%, 06/01/2013	1,000	1,079
Washington & Clackamas Counties School District #23-J, Tigard, Zero Coupon Bond
4.212%, 06/15/2014 (d)	1,030	771
Washington Clackamas & Yamhill Counties School District #88J, Deferred Interest, Series A, Zero Coupon Bond (MBIA) (SBG)
4.946%, 06/15/2024 (d)	3,050	1,332
Washington County
5.000%, 06/01/2022	2,000	2,107
Washington County School District #48-J, Beaverton, Series A (FSA)
5.000%, 06/01/2016	1,500	1,586
Wilsonville
5.000%, 12/01/2010	110	111
Yamhill County School District #29-J, Newberg (FGIC) (SBG)
5.250%, 06/15/2015	1,260	1,360
5.250%, 06/15/2016	1,835	1,991

Total General Obligations		60,319

Certificates of Participation – 4.8%
Multnomah County (MLO)
4.750%, 08/01/2011	1,685	1,710
Oregon State Department of Administrative Services, Series A (AMBAC) (MLO)
5.000%, 05/01/2014	1,240	1,274
Oregon State Department of Administrative Services, Series A (FSA) (MLO)
5.000%, 05/01/2014	1,200	1,254
Oregon State Department of Administrative Services, Series A (FGIC) (MLO)
5.000%, 11/01/2018	1,060	1,121
Oregon State Department of Administrative Services, Series B (AMBAC) (MLO)
5.000%, 11/01/2011	315	319

Total Certificates of Participation		5,678

Total Municipal Bonds (Cost $114,684)		115,699

First American Funds Annual Report 2007       79

Schedule of  Investments (continued)

Oregon Intermediate Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 0.8%
First American Tax Free Obligations Fund, Class Z (e) (Cost $976)	975,882	$976

Total Investments – 99.5% (Cost $115,660)		116,675

Other Assets and Liabilities, Net – 0.5%		577

Total Net Assets – 100.0%		$117,252

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(c)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(d)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(e)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $1,203, which represents 1.0% of total net assets.

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Authority

FSA –	Financial Security Assurance

MBIA –	Municipal Bond Insurance Association

MGT –	Morgan Guaranty Trust

MLO –	Municipal Lease Obligation

RAAI –	Radian Asset Assurance Inc.

SBG –	School Bond Guaranty Program

Short Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 98.1%
Arizona – 3.7%
Revenue Bonds – 3.7%
Glendale Industrial Development Authority
4.250%, 05/15/2008	$1,240	$1,244
Maricopa County Hospital, Sun Health Corporation
5.000%, 04/01/2011	3,815	3,892
University Medical Center (PUFG)
5.000%, 07/01/2008	350	353
5.000%, 07/01/2009	500	507

		5,996

California – 12.4%
Revenue Bonds – 3.1%
California Statewide Community Development Authority, Daughters of Charity Health
5.000%, 07/01/2009	500	509
Roseville Natural Gas Financing Authority
4.000%, 02/15/2010	1,000	1,001
5.000%, 02/15/2012	3,500	3,637

		5,147

General Obligations – 9.3%
California State
6.000%, 08/01/2008	10,000	10,080
5.000%, 09/01/2011	5,000	5,204

		15,284

		20,431

Colorado – 1.2%
Revenue Bonds – 1.2%
Colorado Health Facilities Authority, Covenant Retirement Communities
4.500%, 12/01/2009	500	502
Colorado Health Facilities Authority, Evangelical Lutheran
5.000%, 06/01/2010	435	444
Colorado State Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013 (a)	1,000	1,012

		1,958

Florida – 12.6%
Revenue Bonds – 12.6%
Florida Hurricane Catastrophe Fund Financial Corporation, Series A
5.000%, 07/01/2010	8,000	8,229
Florida State Department of Environmental Protection Preservation, Florida Forever, Series B (MBIA)
5.000%, 07/01/2011	10,000	10,378
South Miami Health Facilities, Baptist Health South Florida Group
5.000%, 08/15/2012	2,000	2,074

		20,681

Georgia – 1.3%
Revenue Bond – 1.3%
Cartersville Development Authority, Sewer Facilities, Anheuser Busch (AMT)
5.625%, 05/01/2009	2,075	2,130

The accompanying notes are an integral part of the financial statements.
80      First American Funds Annual Report 2007

Short Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Illinois – 7.6%
Revenue Bonds – 6.1%
Illinois Development Finance Authority, People’s Gas, Light & Coke, Series B, Mandatory Put 02/01/2008 @ 100 (AMBAC)
3.050%, 02/01/2033	$3,000	$2,982
Illinois Educational Facilities Authority, Art Institute of Chicago, Pre-refunded 03/01/2008 @ 100
3.100%, 03/01/2034 (b)	565	561
Illinois Educational Facilities Authority, Art Institute of Chicago, Unrefunded, Mandatory Put 03/01/2008 @ 100
3.100%, 03/01/2034	1,435	1,423
Illinois Finance Authority, Clare at Watertower Project, Series A
5.100%, 05/15/2011	1,000	995
Illinois Finance Authority, DePaul University, Series A
5.000%, 10/01/2007	1,000	1,002
5.000%, 10/01/2009	2,405	2,453
Illinois Finance Authority, Landing at Plymouth Project, Series A
5.000%, 05/15/2011	500	498

		9,914

General Obligations – 1.5%
Cook County High School District #209, Convertible CABs (FSA),
0.000% through 11/30/2007,
thereafter 4.000% 12/01/2008 (c)	1,485	1,476
Lake County School District #112, Highland Park
9.000%, 12/01/2007	1,000	1,021

		2,497

		12,411

Indiana – 5.0%
Revenue Bonds – 5.0%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2012	990	1,008
Indiana Health Facility Financing Authority, Ascension Health Credit
5.000%, 05/01/2009	7,000	7,136

		8,144

Iowa – 1.7%
Revenue Bonds – 1.7%
Iowa Finance Authority Health Facilities, Care Initiatives Project, Series A
5.000%, 07/01/2009	1,000	1,011
Iowa Higher Education, Series A
4.910%, 05/20/2008	1,750	1,765

		2,776

Kansas – 0.9%
Revenue Bond – 0.9%
Augusta Electric Generating & Distribution System, Escrowed to Maturity
6.700%, 11/15/2007 (d)	1,440	1,447

Kentucky – 0.2%
Revenue Bonds – 0.2%
Kentucky State Turnpike Authority, Escrowed to Maturity
6.125%, 07/01/2007 (d)	115	115
Owensboro Electric, Light & Power, Escrowed to Maturity
6.850%, 01/01/2008 (d)	160	163

		278

Louisiana – 1.3%
Revenue Bond – 1.3%
Tangipahoa Parish Hospital District #1, North Oaks Medical Center Project
5.000%, 02/01/2011	2,035	2,078

Michigan – 0.1%
Revenue Bond – 0.1%
Michigan State Hospital Finance Authority, Harper-Grace Hospital, Escrowed to Maturity
7.125%, 05/01/2009 (d)	170	176

Minnesota – 2.6%
Revenue Bonds – 2.6%
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Mandatory Put 02/15/2009 @ 100 (AMT) (FNMA)
3.050%, 06/15/2034	2,000	1,952
Minnesota Municipal Power Agency
4.500%, 10/01/2010	1,000	1,017
Minnesota State Higher Education Facilities Authority, Series 4S, Mandatory Put 04/01/2008 @ 100 (LOC: Allied Irish Bank)
4.600%, 04/01/2028 (e)	420	422
Monticello, Big Lake Community Hospital District, Series C
4.250%, 12/01/2007	440	440
Northwestern Mutual Life Insurance Company Tax-Exempt Mortgage Trust #1 (LOC: Credit Suisse First Boston)
7.605%, 02/01/2009 (e)	13	13
St. Paul Port Authority Lease Revenue, HealthEast Midway Campus (MLO)
5.000%, 05/01/2010	480	482

		4,326

Mississippi – 1.8%
General Obligation – 1.8%
Mississippi State, Escrowed to Maturity
6.200%, 02/01/2008 (d)	2,960	2,992

Missouri – 3.2%
Revenue Bonds – 2.3%
Illinois Missouri Bi-state Development Agency, Metropolitan District, Mandatory Put 10/01/2009 @ 100 (LOC: JP Morgan Chase Bank)
3.950%, 10/01/2035	2,500	2,501
Osage Beach Tax Increment, Prewitt’s Point Project
4.625%, 05/01/2011	1,290	1,275

		3,776

First American Funds Annual Report 2007       81

Schedule of  Investments (continued)

Short Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

General Obligation – 0.9%
Blue Springs Neighborhood Improvements, Series A
4.125%, 03/01/2009	$1,500	$1,497

		5,273

Nebraska – 0.6%
Revenue Bond – 0.6%
Douglas County Hospital Authority #002, Nebraska Medical Center (GTY)
5.000%, 11/15/2008	1,000	1,013

Nevada – 3.6%
Revenue Bonds – 3.6%
Clark County Pollution Control, Series A, Mandatory Put 03/02/2009 @ 100 (AMT)
3.250%, 06/01/2031	3,000	2,940
Clark County Pollution Control, Series C, Mandatory Put 03/02/2009 @ 100 (AMT)
3.250%, 06/01/2031	3,000	2,940

		5,880

New Jersey – 1.7%
Revenue Bonds – 1.7%
New Jersey Healthcare Facilities Financing Authority, Capital Health Systems, Series A
5.000%, 07/01/2008	1,585	1,599
New Jersey State Turnpike Authority, Escrowed to Maturity
6.750%, 01/01/2009 (d)	1,175	1,196

		2,795

New Mexico – 1.2%
Revenue Bond – 1.2%
Gallup Pollution Control, Tri-state Generation (AMBAC)
5.000%, 08/15/2010	1,910	1,965

New York – 2.2%
General Obligation – 2.2%
New York, Series A
5.000%, 08/01/2011	3,435	3,562

North Carolina – 1.8%
Revenue Bonds – 1.8%
North Carolina Medical Care Commission, Health Care Facilities, 1st Mortgage Presbyterian, Series B
5.000%, 10/01/2007	410	411
5.000%, 10/01/2008	1,530	1,538
North Carolina Medical Care Commission, Health Care Facilities, Series A
2.500%, 11/01/2007	1,000	995

		2,944

Ohio – 3.0%
Revenue Bond – 3.0%
Allen County Economic Development, Young Men’s Christian Association, Mandatory Put 04/14/2008 @ 100
3.000%, 04/15/2018 (e)	5,000	4,959

Oklahoma – 0.7%
Revenue Bond – 0.7%
Ponca City Utility Authority, Escrowed to Maturity
6.000%, 07/01/2008 (d)	1,110	1,135
Oregon – 9.5%
Revenue Bond – 9.5%
Oregon State Department of Administrative Services (FSA)
5.000%, 09/01/2011	15,000	15,617

Pennsylvania – 0.6%
Revenue Bonds – 0.6%
Chartiers Valley Industrial & Commercial Development Authority, Friendship Village South, Series A
3.450%, 08/15/2007	300	299
Ringgold School District Authority, Escrowed to Maturity
6.700%, 01/15/2008 (d)	625	633

		932

Puerto Rico – 2.6%
General Obligation – 2.6%
Puerto Rico Commonwealth, Series C, Mandatory Put 07/01/2008 @ 100
5.000%, 07/01/2018	4,250	4,288

South Carolina – 1.4%
Revenue Bonds – 1.4%
Charleston County Hospital Facilities, Carealliance Health Services, Series A
5.000%, 08/15/2007	700	701
Georgetown County Pollution Control, International Paper Company Project, Series A
5.125%, 02/01/2012	1,500	1,535

		2,236

South Dakota – 8.6%
Revenue Bonds – 8.6%
Sioux Falls Health Facilities, Dow Rummel Village Project, Series B, Mandatory Put & Pre-refunded 11/15/2007 @ 100
4.750%, 11/15/2033 (b)	1,675	1,681
South Dakota State Health & Educational Facilities Authority, Avera Health (AMBAC)
4.000%, 07/01/2031	12,500	12,500

		14,181

Tennessee – 0.9%
Revenue Bond – 0.9%
Clarksville Natural Gas Acquisition Corporation
5.000%, 12/15/2008	1,500	1,522

Texas – 2.9%
Revenue Bonds – 2.9%
Dallas Fort Worth International Airport, Series A (AMT)
5.000%, 11/01/2007	1,500	1,505
Houston Health Facilities Development, Buckingham Senior Living Community, Series A
4.900%, 02/15/2010	1,020	1,015
Richardson Hospital Authority
5.000%, 12/01/2007	1,230	1,234
Southeast Hospital Financing Agency, Memorial Hospital System Project, Escrowed to Maturity
8.500%, 12/01/2008 (d)	365	378
Tyler Health Facilities Development, Mother Frances Hospital
5.000%, 07/01/2007	575	575

		4,707

The accompanying notes are an integral part of the financial statements.
82      First American Funds Annual Report 2007

Wisconsin – 1.2%
Revenue Bond – 1.2%
Wisconsin State Health & Educational Facilities Authority, Froedtert & Community Health, Series A
5.000%, 04/01/2010	$1,940	$1,989

Total Municipal Bonds (Cost $161,828)		160,822

Short-Term Investment – 1.3%
First American Tax Free Obligations Fund, Class Z (f)
(Cost $2,156)	2,155,616	2,156

Total Investments – 99.4% (Cost $163,984)		162,978

Other Assets and Liabilities, Net – 0.6%		900

Total Net Assets – 100.0%		$163,878

(a)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $1,011 or 0.6% of total net assets. See note 2 in Notes to Financial Statements.

(b)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(c)	Convertible Capital Appreciation Bonds (Convertible CABs) – These bonds initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

(d)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(e)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(f)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $11,467, which represents 7.0% of total net assets.

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GTY –	Assured Guaranty

LOC –	Letter of Credit

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

PUFG –	Permanent University Fund Guarantee

Tax Free Fund
DESCRIPTION	PAR	VALUE

Municipal Bonds – 95.2%
Alabama – 0.7%
Revenue Bonds – 0.7%
Bessemer Water Revenue (AMBAC)
5.750%, 07/01/2016	$2,500	$2,529
Camden Industrial Development Board, Weyerhauser Company, Series A
6.125%, 12/01/2024	1,000	1,083
Camden Industrial Development Board, Weyerhauser Company, Series B (AMT)
6.375%, 12/01/2024	350	380

		3,992

Alaska – 1.3%
Revenue Bonds – 0.9%
Alaska Energy Authority, Bradley Lake, Third Series (FSA)
6.000%, 07/01/2010	1,000	1,057
6.000%, 07/01/2011	4,040	4,332

		5,389

General Obligation – 0.4%
Anchorage, Series B, Pre-refunded 07/01/2012 @ 100 (MBIA)
5.000%, 07/01/2022 (a)	2,000	2,090

		7,479

Arizona – 2.2%
Revenue Bonds – 1.1%
Arizona Health Facilities Authority, The Terraces Project, Series A
7.500%, 11/15/2023	3,000	3,307
Maricopa County Industrial Development Authority, Senior Living Healthcare Revenue, Immanuel Care, Series A (GNMA)
4.850%, 08/20/2026	1,760	1,763
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,300	1,299

		6,369

General Obligation – 1.1%
Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
1.000%, 07/01/2022 (b)	6,630	6,405

		12,774

Arkansas – 0.2%
Revenue Bond – 0.2%
Washington County Arkansas Hospital, Regional Medical Center, Series B
5.000%, 02/01/2030	1,000	1,002

California – 11.6%
Revenue Bonds – 6.4%
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Series B (AMT) (AGTY)
5.000%, 07/01/2027	2,500	2,469
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Incorporated Project, Series C (AMT)
5.125%, 11/01/2023	5,000	5,050
First American Funds Annual Report 2007       83

Schedule of  Investments (continued)

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

California State Department of Water, Series A, Pre-refunded 05/01/2012 @ 101
5.375%, 05/01/2022 (a)	$4,500	$4,829
California State Public Works Board Mental Health-Coalinga, Series A (MLO)
5.500%, 06/01/2019	3,000	3,239
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.250%, 11/15/2023	4,000	4,144
Chula Vista Industrial Development, San Diego Gas & Electric, Series A (AMT)
4.900%, 03/01/2023	2,500	2,511
Golden State Tobacco Securitization, Series B, Pre-refunded 06/01/2013 @ 100
5.500%, 06/01/2033 (a)	6,940	7,491
University of California, Series J
4.000%, 05/15/2010	6,105	6,138
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT)
5.000%, 12/01/2022	1,000	996

		36,867

General Obligations – 5.2%
California State
5.000%, 02/01/2021	5,500	5,681
4.750%, 04/01/2022	500	501
5.000%, 08/01/2022	5,000	5,185
4.500%, 08/01/2026	10,000	9,608
4.500%, 03/01/2030	10,000	9,495

		30,470

		67,337

Colorado – 3.3%
Revenue Bonds – 3.1%
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT)
5.700%, 07/01/2018	1,590	1,707
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/2011 @ 100
7.250%, 12/01/2021 (a)	1,500	1,692
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B
6.125%, 12/01/2033	1,150	1,234
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities
5.900%, 10/01/2027	2,500	2,637
5.000%, 06/01/2029	2,000	2,006
Colorado State Health Facilities Authority, Parkview Medical Center
6.500%, 09/01/2020	1,000	1,080
Colorado State Health Facilities Authority, Vail Valley Medical Center
5.800%, 01/15/2027	1,500	1,562
La Junta Hospital, Arkansas Valley Medical Center Project
6.000%, 04/01/2019	1,000	1,027
Montrose Memorial Hospital
6.000%, 12/01/2028	1,000	1,064
6.000%, 12/01/2033	1,000	1,064
Northwest Parkway Public Highway Authority, Zero Coupon Bond (AMBAC)
4.663%, 06/15/2029 (c)	10,000	2,787

		17,860

General Obligation – 0.2%
Antelope Water Systems General Improvement District
5.125%, 12/01/2035	1,000	1,007

		18,867

Delaware – 0.9%
General Obligation – 0.9%
Delaware State, Series A
5.000%, 05/01/2010	5,000	5,154

Florida – 3.0%
Revenue Bonds – 2.5%
Capital Trust Agency, Fort Lauderdale Project (AMT)
5.750%, 01/01/2032	1,000	1,035
Florida Hurricane Catastrophe Fund Financial Corporation, Series A
5.000%, 07/01/2010	5,000	5,143
Florida State Department of Transportation, Alligator Alley, Pre-refunded 07/01/2007 @ 101 (FGIC)
5.125%, 07/01/2013 (a)	1,280	1,293
Palm Beach County Health Facilities Authority Retirement Community, Acts Retirement Life, Series A
4.500%, 11/15/2036	8,000	7,205

		14,676

Certificate of Participation – 0.5%
Palm Beach County School Board (FGIC)
5.000%, 08/01/2018	2,415	2,549

		17,225

Georgia – 2.2%
Revenue Bonds – 2.2%
Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
5.125%, 03/01/2026	2,300	2,302
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
6.125%, 02/15/2026	1,500	1,572
6.125%, 02/15/2034	2,500	2,616
Gainesville & Hall County Hospital Authority, Northeast Georgia Health Systems Project, Pre-refunded 05/15/2011 @100
5.500%, 05/15/2031 (a)	5,000	5,263
Georgia Municipal Electric Authority Power, Series BB (MBIA)
5.250%, 01/01/2025	1,000	1,097

		12,850

Idaho – 0.3%
Certificates of Participation – 0.3%
Madison County Hospital
5.250%, 09/01/2026	1,000	1,010
5.250%, 09/01/2030	1,000	1,007

		2,017

The accompanying notes are an integral part of the financial statements.
84      First American Funds Annual Report 2007

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Illinois – 7.7%
Revenue Bonds – 4.9%
Bolingbrook, Residential Mortgages, Escrowed to Maturity (FGIC)
7.500%, 08/01/2010 (d)	$880	$928
Illinois Development Finance Authority, Adventist Health System, Pre-refunded 11/15/2009 @ 101
5.500%, 11/15/2029 (a)	5,000	5,218
Illinois Financial Authority, Clare At Water Tower Project, Series A
6.000%, 05/15/2025	2,350	2,420
Illinois Financial Authority, Friendship Village Schaumburg, Series A
5.375%, 02/15/2025	1,700	1,719
Illinois Financial Authority, Landing at Plymouth Place Project, Series A
6.000%, 05/15/2037	2,300	2,422
Illinois Financial Authority, Luther Oaks Project, Series A
6.000%, 08/15/2039	2,000	2,087
Illinois Health Facilities Authority, Covenant Retirement Communities
5.875%, 12/01/2031	4,500	4,678
Illinois Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI)
5.500%, 12/01/2022	4,000	4,202
Illinois Health Facilities Authority, Lutheran Senior Ministries, Series A, Pre-refunded 08/15/2011 @ 101
7.375%, 08/15/2031 (a)	3,000	3,398
Illinois State Toll Highway Authority, Series A
6.300%, 01/01/2012	1,000	1,090
Northern Illinois University, Auxiliary Facilities Systems (FGIC)
5.700%, 04/01/2016	120	120

		28,282

General Obligations – 2.8%
Cook County, Series A (MBIA)
6.250%, 11/15/2012	9,090	10,049
Cook County Community School District #97, Oak Park, Series B (FGIC)
9.000%, 12/01/2011	2,235	2,678
Illinois State (FGIC)
5.250%, 02/01/2013	1,400	1,415
St. Clair County (FGIC)
6.000%, 10/01/2011	2,020	2,147

		16,289

		44,571

Indiana – 1.9%
Revenue Bonds – 1.9%
Indiana Health & Educational Facilities Hospital Financing Authority, Clarian Health Obligation Group, Series A
5.000%, 02/15/2039	700	691
Indiana State Municipal Power Agency, Power Supply, Series B (MBIA)
6.000%, 01/01/2011	1,000	1,066
6.000%, 01/01/2012	1,000	1,080
Indiana Transportation Finance Authority, Series A (AMBAC)
5.750%, 06/01/2012	3,185	3,430
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project (AMT) (AGTY)
5.100%, 01/15/2017	3,000	3,085
Portage Economic Development, Ameriplex Project
5.000%, 07/15/2023	1,000	1,003
5.000%, 01/15/2027	775	774

		11,129

Iowa – 2.5%
Revenue Bonds – 2.5%
Iowa Finance Authority, Health Facilities Revenue, Care Initiatives Project, Series A
5.000%, 07/01/2020	1,570	1,551
Iowa Higher Education Loan Authority, Central College Project (RAAI)
5.500%, 10/01/2031	1,500	1,557
Iowa Higher Education Loan Authority, Private College Facility – Simpson College
5.100%, 12/01/2035	2,000	2,015
Iowa Higher Education Loan Authority, Wartburg College, Series A
5.100%, 10/01/2025	1,635	1,657
Iowa Hospital Revenue, Washington County Hospital Project
5.375%, 07/01/2026	650	655
Muscatine Electric, Escrowed to Maturity
6.700%, 01/01/2013 (d)	740	789
Washington County, Hospital Revenue
5.500%, 07/01/2032	1,250	1,275
Xenia Rural Water District (CIFG)
4.625%, 12/01/2036	5,000	4,817

		14,316

Kansas – 0.4%
Revenue Bond – 0.4%
Olathe Senior Living Facility, Catholic Care Campus, Series A
6.000%, 11/15/2038	2,000	2,112

Louisiana – 1.3%
Revenue Bonds – 1.3%
Jefferson Parish, Drain Sales Tax (AMBAC)
5.000%, 11/01/2011	1,000	1,036
Jefferson Parish, Home Mortgage Authority, Escrowed to Maturity (FGIC) (FHA) (VA)
7.100%, 08/01/2011 (d)	1,000	1,097
Lafayette, Public Improvement Sales Tax, Series B (FGIC)
7.000%, 03/01/2008	1,000	1,021
Louisiana Public Facilities Authority, Tulane University of Louisiana, Series A-1, Pre-refunded 11/15/2007 @ 102 (MBIA)
5.100%, 11/15/2014 (a)	1,500	1,537
Rapides Financial Authority, Cleco Power LLC Project (AMBAC) (AMT)
4.700%, 11/01/2036	3,000	2,883

		7,574

First American Funds Annual Report 2007       85

Schedule of  Investments (continued)

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Massachusetts – 0.6%
Revenue Bonds – 0.6%
Boston Industrial Development Financing Authority, Crosstown Center Project (AMT)
6.500%, 09/01/2035	$2,470	$2,540
Massachusetts State Health & Educational Facilities Authority, U Mass Memorial Issue, Series D
5.000%, 07/01/2033	1,000	986

		3,526

Michigan – 0.3%
Revenue Bond – 0.3%
Kent Hospital Financial Authority, Metropolitan Hospital Project, Series A
5.250%, 07/01/2030	2,000	2,033

Minnesota – 7.4%
Revenue Bonds – 6.6%
Cuyuna Range Hospital District
5.200%, 06/01/2025	1,000	1,011
5.000%, 06/01/2029	1,500	1,457
Duluth Economic Development Authority, Benedictine Health System
5.250%, 02/15/2033	3,500	3,570
Fergus Falls Health Care Facilities Authority, Series A
7.000%, 11/01/2019	150	150
Maple Grove Health Care System, Maple Grove Hospital
4.625%, 05/01/2033	2,000	1,878
Minneapolis Healthcare System, Fairview Health Services, Series A, Pre-refunded 05/15/2012 @ 101
5.625%, 05/15/2032 (a)	7,000	7,544
Minnesota Agriculture & Economic Development Board, Health Care System, Fairview, Series A
6.375%, 11/15/2029	95	101
Minnesota Agriculture & Economic Development Board, Health Care System, Fairview, Series A, Pre-refunded 11/15/2010 @ 101
6.375%, 11/15/2029 (a)	2,905	3,148
Monticello, Big Lake Community Hospital, Series C
6.200%, 12/01/2022	2,995	3,087
Rochester Electric Utility, Series C
5.000%, 12/01/2030	4,000	4,155
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	1,000	1,013
Southern Minnesota Municipal Power Agency, Capital Appreciation, Series A, Zero Coupon Bond (MBIA)
4.571%, 01/01/2021 (c)	5,000	2,716
4.651%, 01/01/2023 (c)	3,000	1,471
4.691%, 01/01/2024 (c)	2,245	1,045
St. Paul Housing & Redevelopment Authority, Health Care Facilities, Healthpartners Obligated Group Project
5.250%, 05/15/2026	1,500	1,523
St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
5.250%, 11/15/2014	990	1,026
Stillwater Health Care, Health System Obligation Group
5.000%, 06/01/2035	3,000	3,004

		37,899

General Obligations – 0.8%
Rochester, Waste Water, Series A
4.125%, 12/01/2024	2,385	2,270
4.250%, 12/01/2026	2,610	2,503

		4,773

		42,672

Missouri – 2.4%
Revenue Bonds – 2.4%
Bi-State Development Agency, Missouri Illinois Metropolitan District, St. Clair County Metrolink Project (FSA)
5.250%, 07/01/2027	3,185	3,428
St. Louis Industrial Development Authority, Sewer and Solid Waste Disposal Facilities (AMT)
4.875%, 03/01/2032	10,000	9,665
Sugar Creek, Lafarge North America, Series A (AMT)
5.650%, 06/01/2037	1,000	1,036

		14,129

Montana – 1.1%
Revenue Bonds – 1.1%
Forsyth Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	3,500	3,531
Montana Facilities Financial Authority, Senior Living St. John’s Lutheran, Series A
6.125%, 05/15/2036	2,500	2,589

		6,120

Nebraska – 3.5%
Revenue Bonds – 3.5%
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project
4.750%, 09/01/2024	2,750	2,750
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project
5.000%, 06/01/2021	2,740	2,793
Nebraska Educational Finance Authority, Concordia University Project
5.250%, 12/15/2015	500	506
5.350%, 12/15/2018	540	546
Washington County Wastewater Facilities, Cargill Project (AMT)
5.900%, 11/01/2027	1,700	1,824
4.850%, 04/01/2035	12,500	11,949

		20,368

Nevada – 2.8%
Revenue Bonds – 2.8%
Carson City, Carson-Tahoe Hospital Project
5.750%, 09/01/2031	5,000	5,194
Clark County Industrial Development, Southwest Gas Corporation Project, Series A (AMBAC) (AMT)
5.250%, 07/01/2034	4,000	4,135
The accompanying notes are an integral part of the financial statements.
86      First American Funds Annual Report 2007

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Clark County Industrial Development, Southwest Gas Corporation Project, Series A (FGIC) (AMT)
4.750%, 09/01/2036	$4,000	$3,847
Director of the State of Nevada, Development of Business & Industry, Las Ventanas Retirement Project, Series B
6.000%, 11/15/2023	750	779
6.750%, 11/15/2023	2,300	2,387

		16,342

New Hampshire – 0.4%
Revenue Bonds – 0.4%
New Hampshire Health & Educational Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,289
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.875%, 07/01/2034	800	830

		2,119

New Jersey – 0.6%
Revenue Bond – 0.6%
Camden County, Municipal Utilities Authority Sewer Revenue Refunding, Series C (FGIC)
5.100%, 07/15/2012	3,500	3,578

New York – 0.7%
General Obligation – 0.7%
New York, Series C, Pre-refunded 03/15/2012 @ 100
5.250%, 03/15/2032 (a)	3,590	3,792

North Carolina – 3.4%
Revenue Bonds – 1.6%
North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian, Series B
5.000%, 10/01/2015	500	506
5.200%, 10/01/2021	2,000	2,020
North Carolina Medical Care Community Health Care Facilities, Pennybyrn at Maryfield, Series A
6.000%, 10/01/2023	4,700	4,907
North Carolina Medical Care Community Health Care Facilities, Presbyterian Homes
5.400%, 10/01/2027	2,100	2,157

		9,590

General Obligation – 1.8%
North Carolina State, Series E
5.000%, 02/01/2010	10,000	10,283

		19,873

North Dakota – 0.4%
Revenue Bond – 0.4%
North Dakota State Board of Higher Education, Bismarck State College
5.350%, 05/01/2030	2,500	2,509

Ohio – 2.0%
Revenue Bonds – 1.1%
Cincinnati Water System, Pre-refunded 06/01/2011 @ 100
5.000%, 12/01/2020 (a)	125	130
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	1,026
Ohio State Higher Educational Facility, Baldwin-Wallace College Project
5.125%, 12/01/2017	1,490	1,531
5.250%, 12/01/2019	1,540	1,589
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project
5.250%, 12/01/2023	2,000	2,063

		6,339

General Obligation – 0.9%
Cincinnati School District, Classroom Construction & Improvement (FGIC)
5.250%, 12/01/2019	5,000	5,463

		11,802

Oklahoma – 0.6%
Revenue Bonds – 0.6%
Norman Regional Hospital Authority
5.375%, 09/01/2029	1,000	1,030
5.375%, 09/01/2036	2,325	2,388

		3,418

Oregon – 3.6%
Revenue Bonds – 3.6%
Gilliam County Solid Waste Disposal, Waste Management Project (AMT)
5.250%, 07/01/2029	1,500	1,522
Oregon State Department of Administrative Services (FSA)
5.000%, 09/01/2011	12,500	13,014
Washington County Unified Sewer Agency, Series 1 (FGIC)
5.750%, 10/01/2010	6,110	6,454

		20,990

Pennsylvania – 2.2%
Revenue Bonds – 0.4%
Erie County Industrial Development Authority, International Paper Company Project, Series A (AMT)
5.000%, 11/01/2018	1,350	1,369
Westmoreland County Industrial Development Authority, Redstone Retirement Community, Series A
5.750%, 01/01/2026	1,200	1,253

		2,622

General Obligations – 1.8%
Chester Upland School Authority, Series A (FSA) (STAID)
5.250%, 09/01/2017	2,000	2,005
Montgomery County, Series C
4.250%, 12/15/2031	3,500	3,222
Pennsylvania State (AMBAC)
5.125%, 09/15/2011	5,000	5,079

		10,306

		12,928

Puerto Rico – 2.3%
Revenue Bond – 2.2%
Puerto Rico Electric Power Authority, Series VV (MBIA)
5.250%, 07/01/2029	11,785	13,011

First American Funds Annual Report 2007       87

Schedule of  Investments (continued)

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

General Obligation – 0.1%
Puerto Rico Public Improvements (MBIA)
5.750%, 07/01/2026	$500	$526

		13,537

South Carolina – 2.2%
Revenue Bonds – 2.2%
Georgetown County Environmental Improvement, International Paper, Series A (AMT)
5.550%, 12/01/2029	700	728
Lexington County Health Services District, Lexington Medical Center
5.500%, 11/01/2023	2,000	2,075
Lexington School District #2, Brookland-Cayce School District Project B (CIFG) (MLO)
4.750%, 12/01/2031	5,000	5,003
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A
6.125%, 08/01/2023	1,250	1,353
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C, Pre-refunded 08/01/2013 @ 100
6.375%, 08/01/2034 (a)	1,250	1,401
South Carolina State Public Service Authority, Santee Cooper, Series A (MBIA)
5.000%, 01/01/2030	2,000	2,070

		12,630

South Dakota – 1.4%
Revenue Bonds – 1.2%
Sioux Falls, Dow Rummel Village Project, Series A, Pre-refunded 11/15/2012 @ 100
6.625%, 11/15/2023 (a)	2,200	2,467
South Dakota Economic Development Finance Authority, DTS Project, Series A (AMT)
5.500%, 04/01/2019	1,055	1,077
South Dakota Economic Development Finance Authority, Pooled Loan Project – Davis Family, Series 4-A (AMT)
6.000%, 04/01/2029	1,400	1,436
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	645	648
5.000%, 09/01/2031	1,250	1,253

		6,881

Certificate of Participation – 0.2%
Deadwood (ACA) (MLO)
5.000%, 11/01/2020	1,500	1,525

		8,406

Tennessee – 2.7%
Revenue Bonds – 2.7%
Johnson City Health & Educational Facilities Authority, Mountain States Health, Series A
7.500%, 07/01/2033	2,500	2,850
Memphis-Shelby County Sports Authority, Memphis Arena Project, Series D (MBIA)
5.000%, 11/01/2019	3,255	3,469
Shelby County Health, Educational & Housing Facilities Board, Methodist Healthcare, Pre-refunded 09/01/2012 @ 100
6.500%, 09/01/2021 (a)	3,000	3,347
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project, Pre-refunded 09/01/2012 @ 101
6.250%, 09/01/2032 (a)	5,500	6,053

		15,719

Texas – 10.3%
Revenue Bonds – 8.3%
Abilene Health Facilities Development, Sears Methodist Retirement Project
5.875%, 11/15/2018	500	511
6.000%, 11/15/2029	2,000	2,043
Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A
5.875%, 11/15/2018	2,500	2,546
7.000%, 11/15/2033	4,000	4,382
Bexar County Housing Finance Authority, American Opportunity Housing, Colinas LLC Project, Series A (MBIA)
5.800%, 01/01/2031	2,000	2,087
Brazos River Authority PCR-Texas Utility Company (AMT)
7.700%, 04/01/2033	2,500	2,842
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
5.700%, 05/15/2033	2,500	2,603
Crawford Education Facilities, University of St. Thomas Project
5.250%, 10/01/2022	1,300	1,318
5.375%, 10/01/2027	1,750	1,784
Dallas Waterworks & Sewer Systems (AMBAC)
4.375%, 10/01/2032	10,000	9,330
Red River Authority Sewer & Solidwaste Disposal, Excel Corporation Project (AMT)
6.100%, 02/01/2022	3,775	3,996
Sabine River Authority Pollution Control, TXU Electric Company Project, Series B (AMT)
5.750%, 05/01/2030	5,000	5,085
San Antonio Electric & Gas
5.250%, 02/01/2010	5,000	5,161
Tarrant County Cultural Education Retirement Facilities, Northwest Senior Housing Edgemere Project, Series A
6.000%, 11/15/2026	1,600	1,700
Travis County Health Facilities, Querencia Barton Creek Project
5.500%, 11/15/2025	1,300	1,317
5.650%, 11/15/2035	1,100	1,122

		47,827

General Obligations – 2.0%
Cypress-Fairbanks Independent School District, Pre-refunded 02/15/2010 @ 100 (PSFG)
5.500%, 02/15/2018 (a)	5,000	5,195
Fort Bend Independent School District, Escrowed to Maturity (PSFG)
5.000%, 02/15/2014 (d)	500	528
Laredo Independent School District (PSFG)
6.750%, 08/01/2009	2,290	2,419
The accompanying notes are an integral part of the financial statements.
88      First American Funds Annual Report 2007

Tax Free Fund (continued)
DESCRIPTION	PAR	VALUE

Remington Municipal Utility District #1, Series A, Pre-refunded 09/01/2008 @ 100 (RAAI)
5.800%, 09/01/2025 (a)	$1,000	$1,023
Spring Branch Independent School District, Pre-refunded 02/01/2010 @ 100 (PSFG)
5.750%, 02/01/2025 (a)	2,400	2,504

		11,669

		59,496

Utah – 0.2%
Revenue Bonds – 0.2%
Intermountain Power Agency, Utah Power Supply, Series A, (AMBAC)
6.500%, 07/01/2011	365	399
Intermountain Power Agency, Utah Power Supply, Series A, Escrowed to Maturity (AMBAC)
6.500%, 07/01/2011 (d)	635	694

		1,093

Vermont – 0.2%
Revenue Bond – 0.2%
Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
5.250%, 05/01/2026	1,000	1,008

Virginia – 0.2%
Revenue Bond – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
5.850%, 12/01/2020	1,000	1,055

Washington – 1.3%
Revenue Bonds – 0.5%
Snohomish County Public Utilities District #1, Escrowed to Maturity
6.750%, 01/01/2012 (d)	1,000	1,060
Washington State Public Power Supply System, Nuclear Project #3, Series A, Pre-refunded 07/01/2007 @ 102 (FSA)
5.250%, 07/01/2016 (a)	1,000	1,020
Washington State Public Power Supply System, Nuclear Project #3, Series B
7.125%, 07/01/2016	600	729

		2,809

General Obligation – 0.8%
King County, Series F
5.125%, 12/01/2014	5,000	5,026

		7,835

Wisconsin – 2.2%
Revenue Bonds – 2.2%
Amery, Apple River Hospital Project, Pre-refunded 06/01/2008 @ 100
5.700%, 06/01/2013 (a)	1,440	1,465
Wisconsin State Health & Educational Facilities Authority, Attic Angel Obligation Group, Pre-refunded 11/17/2008 @ 102
5.750%, 11/15/2027 (a)	1,000	1,042
Wisconsin State Health & Educational Facilities Authority, Beaver Dam Community Hospitals, Series A
6.750%, 08/15/2034	1,000	1,081
Wisconsin State Health & Educational Facilities Authority, Eastcastle Place Income Project
6.000%, 12/01/2024	1,000	1,026
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B
6.000%, 02/15/2025	3,500	3,697
Wisconsin State Health & Educational Facilities Authority, New Castle Place Project, Series A
7.000%, 12/01/2031	2,000	2,072
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A
6.250%, 04/01/2034	2,000	2,096

		12,479
Wyoming – 0.7%
Revenue Bonds – 0.7%
Teton County Hospital District, St. John’s Medical Center
6.750%, 12/01/2022	2,100	2,226
6.750%, 12/01/2027	1,500	1,585

		3,811

Total Municipal Bonds
(Cost $538,365)		551,667

First American Funds Annual Report 2007       89

Schedule of  Investments (concluded)

Tax Free Fund (concluded)
DESCRIPTION	SHARES	VALUE

Short-Term Investment – 4.9%
First American Tax Free Obligations Fund, Class Z (e)
(Cost $28,723)	28,722,527	$28,723

Total Investments – 100.1% (Cost $567,088)		580,390

Other Assets and Liabilities, Net – (0.1)%		(775)

Total Net Assets – 100.0%		$579,615

(a)	Pre-refunded issues are typically backed by U.S. government obligations. These bonds mature at the call date and price indicated.

(b)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investment purchased on a when-issued basis was $6,357 or 1.1% of total net assets. See note 2 in Notes to Financial Statements.

(c)	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2007.

(d)	Escrowed to Maturity issues are typically backed by U.S. government obligations. If callable, these bonds may still be subject to call prior to maturity.

(e)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA –	American Capital Access

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2007, the aggregate market value of securities subject to the AMT was $79,127, which represents 13.7% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Authority

FNMA –	Federal National Mortgage Association

FSA –	Financial Security Assurance

GNMA –	Government National Mortgage Association

MBIA –	Municipal Bond Insurance Association

MLO –	Municipal Lease Obligation

PSFG –	Permanent School Fund Guarantee

RAAI –	Radian Asset Assurance Inc.

STAID –	State Aid Withholding

VA –	Veterans Administration
The accompanying notes are an integral part of the financial statements.
90      First American Funds Annual Report 2007

Tax Free Fund (concluded)

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Statements of  Assets and Liabilities June 30, 2007, all dollars and shares are rounded to thousands (000), except per share data

		California		Colorado
	Arizona	Intermediate	California	Intermediate	Colorado
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

Investments in unaffiliated securities, at cost	$28,380	$58,446	$37,542	$40,194	$23,691
Investments in affiliated money market fund, at cost	—	—	—	313	1,551

ASSETS:
Investments in unaffiliated securities, at value (note 2)	$28,840	$59,207	$38,335	$41,265	$24,352
Investments in affiliated money market fund, at value (note 2)	—	—	—	313	1,551
Receivable for dividends and interest	467	765	448	255	200
Receivable for investment securities sold	—	—	—	137	—
Receivable for capital shares sold	40	6	41	151	37
Receivable from advisor	8	—	6	—	9
Prepaid expenses and other assets	7	5	6	6	6

Total assets	29,362	59,983	38,836	42,127	26,155

LIABILITIES:
Dividends payable	86	183	101	126	54
Payable for investment securities purchased on a when-issued basis	—	542	896	665	731
Payable for capital shares redeemed	—	3	72	55	169
Payable to affiliates (note 3)	17	33	19	22	17
Payable for distribution and shareholder servicing fees	3	1	3	1	3
Accrued expenses and other liabilities	27	29	28	28	28

Total liabilities	133	791	1,119	897	1,002

Net assets	$29,229	$59,192	$37,717	$41,230	$25,153

COMPOSITION OF NET ASSETS:
Portfolio capital	$28,687	$58,383	$36,777	$39,933	$24,419
Undistributed (distributions in excess of) net investment income	9	2	12	12	1
Accumulated net realized gain (loss) on investments (note 2)	73	46	135	214	72
Net unrealized appreciation (depreciation) of investments	460	761	793	1,071	661

Net assets	$29,229	$59,192	$37,717	$41,230	$25,153

Class A:
Net assets	$8,359	$6,226	$11,375	$6,783	$8,788
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	775	618	1,036	657	828
Net asset value and redemption price per share	$10.79	$10.07	$10.98	$10.33	$10.61
Maximum offering price per share (1)	$11.27	$10.30	$11.47	$10.57	$11.08
Class C:
Net assets	$1,541	—	$1,507	—	$2,888
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	143	—	137	—	273
Net asset value, offering price, and redemption price per share (2)	$10.78	—	$10.99	—	$10.59
Class Y:
Net assets	$19,329	$52,966	$24,835	$34,447	$13,477
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,790	5,250	2,262	3,345	1,268
Net asset value, offering price, and redemption price per share	$10.80	$10.09	$10.98	$10.30	$10.63

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

(2)	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
92      First American Funds Annual Report 2007

	Minnesota					Oregon
	Intermediate	Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Intermediate	Tax Free	Tax Free	Tax Free	Tax Free	Tax Free	Tax Free	Tax Free	Tax Free
Tax Free	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Fund

$569,200	$184,977	$170,722	$154,471	$40,333	$42,536	$114,684	$161,828	$538,365
2,642	—	—	1	398	—	976	2,156	28,723

$585,657	$188,610	$175,379	$157,146	$40,651	$42,948	$115,699	$160,822	$551,667
2,642	—	—	1	398	—	976	2,156	28,723
7,239	2,742	2,208	2,177	513	399	1,038	2,504	7,148
365	—	—	637	—	—	—	—	—
86	—	142	98	—	29	32	251	799
—	—	—	—	6	5	—	—	—
8	6	6	6	7	6	5	6	9

595,997	191,358	177,735	160,065	41,575	43,387	117,750	165,739	588,346

2,027	608	350	490	122	119	400	433	1,808
6,498	517	—	3,342	245	—	—	1,011	6,357
2,783	14	95	—	5	—	—	304	180
341	110	101	90	20	21	67	81	338
4	3	24	5	2	—	1	—	9
39	33	31	31	29	29	30	32	39

11,692	1,285	601	3,958	423	169	498	1,861	8,731

$584,305	$190,073	$177,134	$156,107	$41,152	$43,218	$117,252	$163,878	$579,615

$566,001	$185,828	$171,727	$152,946	$40,650	$42,771	$116,063	$167,036	$564,811
199	125	94	81	9	14	93	129	(65)
1,648	487	656	405	175	21	81	(2,281)	1,567
16,457	3,633	4,657	2,675	318	412	1,015	(1,006)	13,302

$584,305	$190,073	$177,134	$156,107	$41,152	$43,218	$117,252	$163,878	$579,615

$29,687	$21,153	$106,732	$24,945	$7,091	$808	$7,895	$2,410	$37,760
2,794	2,151	9,762	2,128	688	79	812	248	3,507
$10.63	$9.83	$10.93	$11.72	$10.30	$10.20	$9.72	$9.70	$10.77
$10.87	$10.06	$11.42	$12.24	$10.76	$10.65	$9.94	$9.92	$11.25
—	—	$14,221	$518	$1,559	$187	—	—	$2,495
—	—	1,306	44	152	19	—	—	233
—	—	$10.89	$11.69	$10.23	$10.07	—	—	$10.72
$554,618	$168,920	$56,181	$130,644	$32,502	$42,223	$109,357	$161,468	$539,360
52,298	17,267	5,145	11,141	3,156	4,143	11,247	16,641	50,032
$10.61	$9.78	$10.92	$11.73	$10.30	$10.19	$9.72	$9.70	$10.78

First American Funds Annual Report 2007       93

Statements of  Operations For the year ended June 30, 2007, all dollars are rounded to thousands (000)

		California		Colorado
	Arizona	Intermediate	California	Intermediate	Colorado
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

INVESTMENT INCOME:
Interest from unaffiliated securities	$1,324	$2,641	$1,768	$2,022	$1,154
Dividends from unaffiliated money market fund	18	43	22	—	—
Dividends from affiliated money market fund	1	—	—	20	23

Total investment income	1,343	2,684	1,790	2,042	1,177

EXPENSES (note 3):
Investment advisory fees	138	297	188	211	117
Administration fees	71	142	93	102	60
Transfer agent fees	79	61	79	61	79
Custodian fees	2	3	2	3	1
Professional fees	43	44	44	43	43
Registration fees	10	8	9	8	9
Postage and printing fees	2	3	2	2	2
Directors’ fees	21	21	21	21	21
Other expenses	19	18	19	18	19
Distribution and shareholder servicing fees – Class A	21	13	28	20	23
Distribution and shareholder servicing fees – Class C	10	—	16	—	22

Total expenses	416	610	501	489	396

Less: Fee waivers (note 3)	(247)	(186)	(271)	(182)	(237)
Less: Indirect payments from custodian (note 3)	—	—	—	—	—

Total net expenses	169	424	230	307	159

Investment income – net	1,174	2,260	1,560	1,735	1,018

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 5):
Net realized gain (loss) on investments	160	140	195	249	91
Net realized gain (loss) on futures contracts	(38)	—	7	—	(5)
Net change in unrealized appreciation or depreciation of investments	(164)	(149)	(30)	(208)	(199)
Net change in unrealized appreciation or depreciation of futures contracts	(10)	—	—	—	(15)

Net gain (loss) on investments and futures contracts	(52)	(9)	172	41	(128)

Net increase in net assets resulting from operations	$1,122	$2,251	$1,732	$1,776	$890

The accompanying notes are an integral part of the financial statements.
94      First American Funds Annual Report 2007

	Minnesota					Oregon
Intermediate	Intermediate	Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

$30,707	$9,296	$8,474	$7,504	$1,870	$1,860	$5,527	$7,377	$26,563
—	54	138	—	—	20	—	—	—
154	—	—	53	16	—	34	103	441

30,861	9,350	8,612	7,557	1,886	1,880	5,561	7,480	27,004

3,129	993	853	800	200	212	610	1,013	2,688
1,448	462	398	375	98	104	286	471	1,238
66	62	85	80	79	79	61	61	85
32	10	9	8	2	3	7	12	27
47	44	44	44	43	43	44	45	42
29	8	10	9	10	8	8	30	38
40	10	9	8	2	2	6	12	26
25	22	22	22	21	21	21	22	24
20	19	19	19	19	19	19	19	20
78	61	263	66	18	2	22	8	94
—	—	89	3	11	1	—	—	16

4,914	1,691	1,801	1,434	503	494	1,084	1,693	4,298

(486)	(265)	(263)	(245)	(276)	(279)	(216)	(471)	(425)
(1)	—	(1)	—	—	—	(1)	(1)	(3)

4,427	1,426	1,537	1,189	227	215	867	1,221	3,870

26,434	7,924	7,075	6,368	1,659	1,665	4,694	6,259	23,134

2,495	642	772	991	223	63	337	(1,045)	3,839
—	—	(94)	5	(27)	(1)	3	—	(124)
(1,529)	(415)	(1,158)	(235)	(109)	132	(569)	1,824	(5,298)
—	—	—	—	(20)	—	—	—	—

966	227	(480)	761	67	194	(229)	779	(1,583)

$27,400	$8,151	$6,595	$7,129	$1,726	$1,859	$4,465	$7,038	$21,551

First American Funds Annual Report 2007       95

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

				California
	Arizona			Intermediate
	Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month
		Fiscal			Fiscal
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

OPERATIONS:
Investment income – net	$1,174	$817	$943	$2,260	$1,623	$2,007
Net realized gain on investments	160	94	215	140	207	174
Net realized gain (loss) on futures contracts	(38)	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(164)	(713)	(401)	(149)	(1,353)	(809)
Net change in unrealized appreciation or depreciation of futures contracts	(10)	10	—	—	—	—

Net increase in net assets resulting from operations	1,122	208	757	2,251	477	1,372

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(350)	(284)	(412)	(195)	(115)	(142)
Class C	(53)	(39)	(64)	—	—	—
Class Y	(769)	(487)	(516)	(2,079)	(1,509)	(1,860)
Net realized gain on investments:
Class A	(44)	(80)	(99)	(30)	(14)	(25)
Class C	(8)	(11)	(18)	—	—	—
Class Y	(91)	(119)	(113)	(271)	(160)	(331)

Total distributions	(1,315)	(1,020)	(1,222)	(2,575)	(1,798)	(2,358)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	478	1,018	2,145	3,262	972	1,367
Reinvestment of distributions	118	302	422	110	77	120
Payments for redemptions	(1,244)	(1,534)	(1,831)	(508)	(1,460)	(852)

Increase (decrease) in net assets from Class A transactions	(648)	(214)	736	2,864	(411)	635

Class C:
Proceeds from sales	261	125	201	—	—	—
Reinvestment of distributions	43	45	65	—	—	—
Payments for redemptions (note 3)	(111)	(394)	(192)	—	—	—

Increase (decrease) in net assets from Class C transactions	193	(224)	74	—	—	—

Class Y:
Proceeds from sales	5,560	5,805	5,175	6,214	9,187	6,384
Reinvestment of distributions	153	117	73	67	47	80
Payments for redemptions	(1,849)	(3,869)	(499)	(4,796)	(5,573)	(3,209)

Increase (decrease) in net assets from Class Y transactions	3,864	2,053	4,749	1,485	3,661	3,255

Increase (decrease) in net assets from capital share transactions	3,409	1,615	5,559	4,349	3,250	3,890

Total increase (decrease) in net assets	3,216	803	5,094	4,025	1,929	2,904
Net assets at beginning of period	26,013	25,210	20,116	55,167	53,238	50,334

Net assets at end of period	$29,229	$26,013	$25,210	$59,192	$55,167	$53,238

Undistributed net investment income at end of period	$9	$7	$—	$2	$16	$17

The accompanying notes are an integral part of the financial statements.
96      First American Funds Annual Report 2007

			Colorado
California			Intermediate			Colorado
Tax Free Fund			Tax Free Fund			Tax Free Fund

	Nine-Month			Nine-Month			Nine-Month
	Fiscal			Fiscal			Fiscal
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

$1,560	$1,075	$1,189	$1,735	$1,412	$2,004	$1,018	$708	$937
195	45	66	249	293	284	91	158	586
7	8	—	—	—	—	(5)	3	—
(30)	(895)	(182)	(208)	(1,489)	(1,134)	(199)	(714)	(804)
—	—	—	—	—	—	(15)	15	—

1,732	233	1,073	1,776	216	1,154	890	170	719

(440)	(344)	(400)	(317)	(346)	(577)	(400)	(275)	(420)
(72)	(91)	(60)	—	—	—	(122)	(91)	(153)
(1,053)	(632)	(744)	(1,440)	(1,055)	(1,500)	(534)	(310)	(419)
(33)	(23)	(89)	(58)	(74)	(44)	(69)	(271)	(77)
(7)	(6)	(13)	—	—	—	(23)	(98)	(30)
(80)	(36)	(149)	(270)	(209)	(125)	(83)	(217)	(70)

(1,685)	(1,132)	(1,455)	(2,085)	(1,684)	(2,246)	(1,231)	(1,262)	(1,169)

2,034	1,708	4,192	412	88	4,258	966	1,620	303
276	249	383	259	276	428	406	460	421
(1,733)	(2,773)	(2,086)	(3,463)	(3,840)	(4,917)	(986)	(1,468)	(2,770)

577	(816)	2,489	(2,792)	(3,476)	(231)	386	612	(2,046)

465	1,135	1,840	—	—	—	161	132	485
55	58	65	—	—	—	127	178	172
(2,639)	(585)	(109)	—	—	—	(375)	(556)	(950)

(2,119)	608	1,796	—	—	—	(87)	(246)	(293)

5,985	7,852	6,071	7,759	4,709	6,325	6,774	4,754	1,391
67	30	33	61	57	53	56	33	15
(2,982)	(5,145)	(2,349)	(5,727)	(5,572)	(8,784)	(3,330)	(2,514)	(2,293)

3,070	2,737	3,755	2,093	(806)	(2,406)	3,500	2,273	(887)

1,528	2,529	8,040	(699)	(4,282)	(2,637)	3,799	2,639	(3,226)

1,575	1,630	7,658	(1,008)	(5,750)	(3,729)	3,458	1,547	(3,676)
36,142	34,512	26,854	42,238	47,988	51,717	21,695	20,148	23,824

$37,717	$36,142	$34,512	$41,230	$42,238	$47,988	$25,153	$21,695	$20,148

$12	$17	$9	$12	$34	$23	$1	$39	$7

First American Funds Annual Report 2007       97

Statements of  Changes in Net Assets continued

				Minnesota
	Intermediate			Intermediate
	Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month
		Fiscal			Fiscal
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

OPERATIONS:
Investment income – net	$26,434	$20,171	$27,443	$7,924	$6,441	$9,362
Net realized gain on investments	2,495	881	1,758	642	874	1,370
Net realized gain (loss) on futures contracts	—	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,529)	(16,513)	(13,264)	(415)	(5,474)	(4,978)
Net change in unrealized appreciation or depreciation of futures contracts	—	—	—	—	—	—

Net increase in net assets resulting from operations	27,400	4,539	15,937	8,151	1,841	5,754

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,263)	(1,012)	(1,423)	(921)	(843)	(1,267)
Class C	—	—	—	—	—	—
Class Y	(24,980)	(19,466)	(26,720)	(6,943)	(5,686)	(8,038)
Net realized gain on investments:
Class A	(42)	(85)	(194)	(124)	(183)	(114)
Class C	—	—	—	—	—	—
Class Y	(798)	(1,527)	(3,485)	(892)	(1,195)	(683)

Total distributions	(27,083)	(22,090)	(31,822)	(8,880)	(7,907)	(10,102)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	3,003	3,630	7,869	834	2,992	5,677
Reinvestment of distributions	936	824	1,256	605	738	1,026
Payments for redemptions	(6,804)	(5,699)	(8,912)	(6,789)	(8,720)	(8,801)

Increase (decrease) in net assets from Class A transactions	(2,865)	(1,245)	213	(5,350)	(4,990)	(2,098)

Class C:
Proceeds from sales	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Payments for redemptions (note 3)	—	—	—	—	—	—

Increase (decrease) in net assets from Class C transactions	—	—	—	—	—	—

Class Y:
Proceeds from sales	100,480	84,989	111,544	24,359	17,422	16,162
Reinvestment of distributions	2,305	2,325	3,541	316	352	335
Payments for redemptions	(144,759)	(115,490)	(96,251)	(30,534)	(34,284)	(32,427)

Increase (decrease) in net assets from Class Y transactions	(41,974)	(28,176)	18,834	(5,859)	(16,510)	(15,930)

Increase (decrease) in net assets from capital share transactions	(44,839)	(29,421)	19,047	(11,209)	(21,500)	(18,028)

Total increase (decrease) in net assets	(44,522)	(46,972)	3,162	(11,938)	(27,566)	(22,376)
Net assets at beginning of period	628,827	675,799	672,637	202,011	229,577	251,953

Net assets at end of period	$584,305	$628,827	$675,799	$190,073	$202,011	$229,577

Undistributed net investment income at end of period	$199	$—	$46	$125	$65	$153

The accompanying notes are an integral part of the financial statements.
98      First American Funds Annual Report 2007

Minnesota			Missouri			Nebraska
Tax Free Fund			Tax Free Fund			Tax Free Fund

	Nine-Month			Nine-Month			Nine-Month
	Fiscal			Fiscal			Fiscal
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

$7,075	$5,120	$6,796	$6,368	$5,183	$6,983	$1,659	$1,243	$1,528
772	382	399	991	622	1,283	223	153	67
(94)	51	—	5	—	—	(27)	8	—
(1,158)	(3,439)	20	(235)	(4,893)	(2,964)	(109)	(1,126)	(332)
—	—	—	—	—	—	(20)	20	—

6,595	2,114	7,215	7,129	912	5,302	1,726	298	1,263

(4,281)	(3,313)	(4,455)	(994)	(811)	(1,038)	(282)	(204)	(239)
(455)	(285)	(361)	(12)	(5)	(7)	(52)	(41)	(65)
(2,302)	(1,648)	(1,939)	(5,312)	(4,402)	(5,959)	(1,335)	(991)	(1,277)
(282)	(259)	(552)	(199)	(217)	(140)	(33)	(11)	—
(32)	(25)	(49)	(2)	(2)	(1)	(7)	(3)	—
(140)	(115)	(210)	(972)	(1,080)	(783)	(142)	(49)	—

(7,492)	(5,645)	(7,566)	(7,491)	(6,517)	(7,928)	(1,851)	(1,299)	(1,581)

21,975	12,726	8,058	2,467	798	4,587	661	780	3,144
2,773	2,905	4,005	570	524	621	168	117	113
(18,687)	(19,024)	(20,033)	(4,997)	(3,624)	(1,714)	(623)	(952)	(989)

6,061	(3,393)	(7,970)	(1,960)	(2,302)	3,494	206	(55)	2,268

5,343	1,999	933	299	25	2	415	158	411
326	289	384	14	6	8	37	31	47
(1,694)	(1,559)	(1,841)	(3)	(1)	(34)	(374)	(229)	(736)

3,975	729	(524)	310	30	(24)	78	(40)	(278)

16,517	11,180	8,746	21,454	14,690	22,140	6,347	4,187	7,132
213	158	211	275	279	279	112	75	93
(8,996)	(7,977)	(5,285)	(29,190)	(23,600)	(21,183)	(5,210)	(4,541)	(4,286)

7,734	3,361	3,672	(7,461)	(8,631)	1,236	1,249	(279)	2,939

17,770	697	(4,822)	(9,111)	(10,903)	4,706	1,533	(374)	4,929

16,873	(2,834)	(5,173)	(9,473)	(16,508)	2,080	1,408	(1,375)	4,611
160,261	163,095	168,268	165,580	182,088	180,008	39,744	41,119	36,508

$177,134	$160,261	$163,095	$156,107	$165,580	$182,088	$41,152	$39,744	$41,119

$94	$56	$182	$81	$31	$66	$9	$19	$12

First American Funds Annual Report 2007       99

Statements of  Changes in Net Assets continued

				Oregon
	Ohio			Intermediate
	Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month
		Fiscal			Fiscal
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

OPERATIONS:
Investment income – net	$1,665	$1,194	$1,552	$4,694	$3,714	$5,287
Net realized gain (loss) on investments	63	36	58	337	255	590
Net realized gain (loss) on futures contracts	(1)	9	—	3	—	—
Net change in unrealized appreciation or depreciation of investments	132	(1,077)	(282)	(569)	(3,575)	(3,269)
Net change in unrealized appreciation or depreciation of futures contracts	—	—	—	—	—	—

Net increase in net assets resulting from operations	1,859	162	1,328	4,465	394	2,608

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(31)	(24)	(36)	(323)	(268)	(317)
Class C	(6)	(5)	(4)	—	—	—
Class Y	(1,630)	(1,178)	(1,524)	(4,345)	(3,398)	(4,973)
Net realized gain on investments:
Class A	(2)	(1)	(3)	(36)	(42)	(30)
Class C	—	—	—	—	—	—
Class Y	(84)	(40)	(130)	(478)	(514)	(481)

Total distributions	(1,753)	(1,248)	(1,697)	(5,182)	(4,222)	(5,801)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	352	152	253	1,039	2,798	2,055
Reinvestment of distributions	17	15	25	197	197	226
Payments for redemptions	(404)	(291)	(480)	(2,765)	(2,604)	(1,426)

Increase (decrease) in net assets from Class A transactions	(35)	(124)	(202)	(1,529)	391	855

Class C:
Proceeds from sales	1	80	110	—	—	—
Reinvestment of distributions	2	2	1	—	—	—
Payments for redemptions (note 3)	(26)	(42)	(55)	—	—	—

Increase (decrease) in net assets from Class C transactions	(23)	40	56	—	—	—

Class Y:
Proceeds from sales	7,141	4,878	8,183	12,708	9,313	19,409
Reinvestment of distributions	285	182	238	350	352	405
Payments for redemptions	(5,912)	(4,500)	(6,200)	(14,360)	(28,397)	(21,076)

Increase (decrease) in net assets from Class Y transactions	1,514	560	2,221	(1,302)	(18,732)	(1,262)

Increase (decrease) in net assets from capital share transactions	1,456	476	2,075	(2,831)	(18,341)	(407)

Total increase (decrease) in net assets	1,562	(610)	1,706	(3,548)	(22,169)	(3,600)
Net assets at beginning of period	41,656	42,266	40,560	120,800	142,969	146,569

Net assets at end of period	$43,218	$41,656	$42,266	$117,252	$120,800	$142,969

Undistributed (distributions in excess of) net investment income at end of period	$14	$16	$29	$93	$67	$19

The accompanying notes are an integral part of the financial statements.
100      First American Funds Annual Report 2007

Short
Tax Free Fund					Tax Free Fund

	Nine-Month			Nine-Month
	Fiscal			Fiscal
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

$6,259	$5,998	$10,162	$23,134	$16,568	$20,609
(1,045)	(611)	(387)	3,839	2,831	1,085
—	—	—	(124)	—	—
1,824	(2,031)	(6,969)	(5,298)	(11,649)	(206)
—	—	—	—	—	—

7,038	3,356	2,806	21,551	7,750	21,488

(93)	(79)	(134)	(1,544)	(1,170)	(1,623)
—	—	—	(83)	(72)	(105)
(6,156)	(6,055)	(10,086)	(21,653)	(15,430)	(18,782)
—	—	—	(307)	(122)	(379)
—	—	—	(18)	(9)	(28)
—	—	—	(3,975)	(1,492)	(4,002)

(6,249)	(6,134)	(10,220)	(27,580)	(18,295)	(24,919)

1,064	1,175	2,110	7,411	4,203	4,259
85	64	104	1,294	1,055	1,669
(2,069)	(1,984)	(4,320)	(7,146)	(6,155)	(7,589)

(920)	745	(2,106)	1,559	(897)	(1,661)

—	—	—	519	30	277
—	—	—	68	74	126
—	—	—	(276)	(554)	(352)

—	—	—	311	(450)	51

21,235	32,598	67,779	155,677	80,167	69,526
402	439	676	1,830	902	1,078
(96,849)	(124,043)	(150,873)	(68,372)	(51,758)	(47,832)

(75,212)	(91,006)	(82,418)	89,135	29,311	22,772

(76,132)	(91,751)	(84,524)	91,005	27,964	21,162

(75,343)	(94,529)	(91,938)	84,976	17,419	17,731
239,221	333,750	425,688	494,639	477,220	459,489

$163,878	$239,221	$333,750	$579,615	$494,639	$477,220

$129	$119	$255	$(65)	$81	$185

First American Funds Annual Report 2007       101

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Arizona Tax Free Fund
Class A
2007 (1)	$10.85	$0.46	$(0.01)	$(0.45)	$(0.06)	$10.79
2006 (2)	11.19	0.33	(0.25)	(0.33)	(0.09)	10.85
2005 (3)	11.42	0.46	(0.07)	(0.49)	(0.13)	11.19
2004 (3)	11.33	0.49	0.12	(0.47)	(0.05)	11.42
2003 (3)	11.41	0.46	(0.06)	(0.45)	(0.03)	11.33
2002 (3)	10.99	0.48	0.44	(0.48)	(0.02)	11.41
Class C
2007 (1)	$10.84	$0.41	$(0.01)	$(0.40)	$(0.06)	$10.78
2006 (2)	11.18	0.30	(0.25)	(0.30)	(0.09)	10.84
2005 (3)	11.41	0.42	(0.08)	(0.44)	(0.13)	11.18
2004 (3)	11.31	0.43	0.14	(0.42)	(0.05)	11.41
2003 (3)	11.40	0.42	(0.08)	(0.40)	(0.03)	11.31
2002 (3)	10.98	0.44	0.44	(0.44)	(0.02)	11.40
Class Y
2007 (1)	$10.85	$0.48	$—	$(0.47)	$(0.06)	$10.80
2006 (2)	11.19	0.35	(0.25)	(0.35)	(0.09)	10.85
2005 (3)	11.43	0.50	(0.09)	(0.52)	(0.13)	11.19
2004 (3)	11.33	0.50	0.15	(0.50)	(0.05)	11.43
2003 (3)	11.41	0.48	(0.06)	(0.47)	(0.03)	11.33
2002 (3)	10.99	0.51	0.44	(0.51)	(0.02)	11.41

California Intermediate Tax Free Fund
Class A
2007 (1)	$10.11	$0.38	$0.01	$(0.38)	$(0.05)	$10.07
2006 (2)	10.35	0.28	(0.20)	(0.29)	(0.03)	10.11
2005 (3)	10.55	0.39	(0.13)	(0.39)	(0.07)	10.35
2004 (3)	10.64	0.40	(0.05)	(0.41)	(0.03)	10.55
2003 (3)	10.80	0.41	(0.14)	(0.41)	(0.02)	10.64
2002 (3)	10.41	0.42	0.39	(0.42)	—	10.80
Class Y
2007 (1)	$10.13	$0.39	$0.01	$(0.39)	$(0.05)	$10.09
2006 (2)	10.37	0.30	(0.21)	(0.30)	(0.03)	10.13
2005 (3)	10.57	0.40	(0.13)	(0.40)	(0.07)	10.37
2004 (3)	10.66	0.41	(0.05)	(0.42)	(0.03)	10.57
2003 (3)	10.81	0.43	(0.14)	(0.42)	(0.02)	10.66
2002 (3)	10.43	0.43	0.38	(0.43)	—	10.81

California Tax Free Fund
Class A
2007 (1)	$10.96	$0.45	$0.06	$(0.45)	$(0.04)	$10.98
2006 (2)	11.24	0.33	(0.26)	(0.33)	(0.02)	10.96
2005 (3)	11.40	0.44	(0.05)	(0.44)	(0.11)	11.24
2004 (3)	11.40	0.46	0.08	(0.46)	(0.08)	11.40
2003 (3)	11.63	0.47	(0.16)	(0.47)	(0.07)	11.40
2002 (3)	11.17	0.48	0.50	(0.47)	(0.05)	11.63
Class C
2007 (1)	$10.97	$0.41	$0.05	$(0.40)	$(0.04)	$10.99
2006 (2)	11.25	0.30	(0.26)	(0.30)	(0.02)	10.97
2005 (3)	11.41	0.40	(0.05)	(0.40)	(0.11)	11.25
2004 (3)	11.41	0.41	0.09	(0.42)	(0.08)	11.41
2003 (3)	11.64	0.43	(0.16)	(0.43)	(0.07)	11.41
2002 (3)	11.18	0.42	0.52	(0.43)	(0.05)	11.64
Class Y
2007 (1)	$10.97	$0.47	$0.05	$(0.47)	$(0.04)	$10.98
2006 (2)	11.25	0.35	(0.26)	(0.35)	(0.02)	10.97
2005 (3)	11.40	0.47	(0.04)	(0.47)	(0.11)	11.25
2004 (3)	11.40	0.48	0.09	(0.49)	(0.08)	11.40
2003 (3)	11.63	0.49	(0.15)	(0.50)	(0.07)	11.40
2002 (3)	11.17	0.49	0.52	(0.50)	(0.05)	11.63

(1)	For the period July 1 to June 30 in the year indicated.

(2)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	For the period October 1 to September 30 in the year indicated.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
102      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (4)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.12%	$8,359	0.75%	4.11%	1.64%	3.22%	25%
0.73	9,041	0.75	4.02	1.47	3.30	47
3.49	9,547	0.75	4.14	1.18	3.71	20
5.50	9,008	0.75	4.16	1.12	3.79	21
3.61	11,928	0.75	4.03	1.09	3.69	37
8.69	12,413	0.75	4.40	1.37	3.78	30

3.71%	$1,541	1.15%	3.70%	2.12%	2.73%	25%
0.42	1,358	1.15	3.62	2.22	2.55	47
3.08	1,628	1.15	3.74	1.93	2.96	20
5.17	1,588	1.15	3.76	1.87	3.04	21
3.10	1,857	1.15	3.63	1.84	2.94	37
8.28	2,910	1.15	4.00	2.12	3.03	30

4.48%	$19,329	0.50%	4.36%	1.39%	3.47%	25%
0.92	15,614	0.50	4.27	1.22	3.55	47
3.65	14,035	0.50	4.39	0.93	3.96	20
5.85	9,520	0.50	4.42	0.87	4.05	21
3.86	9,244	0.50	4.28	0.84	3.94	37
8.95	10,656	0.50	4.64	1.12	4.02	30

3.86%	$6,226	0.85%	3.66%	1.25%	3.26%	20%
0.78	3,441	0.85	3.73	1.22	3.36	21
2.51	3,946	0.85	3.71	1.10	3.46	29
3.36	3,381	0.85	3.78	1.06	3.57	20
2.58	4,262	0.85	3.86	1.06	3.65	17
8.01	4,870	0.85	4.01	1.14	3.72	23

4.01%	$52,966	0.70%	3.82%	1.00%	3.52%	20%
0.88	51,726	0.70	3.89	0.97	3.62	21
2.66	49,292	0.70	3.86	0.85	3.71	29
3.51	46,953	0.70	3.93	0.81	3.82	20
2.83	44,600	0.70	4.02	0.81	3.91	17
8.05	45,212	0.70	4.16	0.89	3.97	23

4.62%	$11,375	0.75%	4.00%	1.46%	3.29%	36%
0.63	10,783	0.75	3.99	1.34	3.40	24
3.50	11,888	0.75	3.88	1.15	3.48	14
4.93	9,513	0.75	4.03	1.09	3.69	16
2.85	11,143	0.75	4.16	1.08	3.83	20
9.10	12,954	0.75	4.26	1.31	3.70	33

4.17%	$1,507	1.15%	3.60%	1.98%	2.77%	36%
0.33	3,592	1.15	3.60	2.09	2.66	24
3.11	3,068	1.15	3.47	1.90	2.72	14
4.52	1,294	1.15	3.65	1.84	2.96	16
2.45	1,101	1.15	3.75	1.83	3.07	20
8.69	1,115	1.15	3.86	2.06	2.95	33

4.78%	$24,835	0.50%	4.25%	1.21%	3.54%	36%
0.82	21,767	0.50	4.24	1.09	3.65	24
3.85	19,556	0.50	4.12	0.90	3.72	14
5.19	16,047	0.50	4.29	0.84	3.95	16
3.11	15,243	0.50	4.40	0.83	4.07	20
9.36	11,853	0.50	4.51	1.06	3.95	33

First American Funds Annual Report 2007       103

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	from	Value
	Beginning	Investment	(Losses) on	Investment	Realized	Return of	End of
	of Period	Income	Investments	Income	Gains	Capital	Period

Colorado Intermediate Tax Free Fund
Class A
2007 (1)	$10.40	$0.43	$0.01	$(0.43)	$(0.08)	$—	$10.33
2006 (2)	10.74	0.32	(0.28)	(0.32)	(0.06)	—	10.40
2005 (3)	10.98	0.42	(0.19)	(0.43)	(0.04)	—	10.74
2004 (3)	11.08	0.45	(0.11)	(0.44)	—	—	10.98
2003 (3)	11.12	0.41	(0.02)	(0.43)	—	—	11.08
2002 (3)	10.79	0.47	0.32	(0.46)	—	—	11.12
Class Y
2007 (1)	$10.38	$0.43	$0.01	$(0.44)	$(0.08)	$—	$10.30
2006 (2)	10.72	0.33	(0.28)	(0.33)	(0.06)	—	10.38
2005 (3)	10.95	0.43	(0.18)	(0.44)	(0.04)	—	10.72
2004 (3)	11.05	0.46	(0.11)	(0.45)	—	—	10.95
2003 (3)	11.10	0.43	(0.03)	(0.45)	—	—	11.05
2002 (3)	10.76	0.49	0.33	(0.48)	—	—	11.10

Colorado Tax Free Fund
Class A
2007 (1)	$10.73	$0.46	$(0.02)	$(0.48)	$(0.08)	$—	$10.61
2006 (2)	11.30	0.35	(0.26)	(0.34)	(0.32)	—	10.73
2005 (3)	11.52	0.49	(0.11)	(0.51)	(0.09)	—	11.30
2004 (3)	11.57	0.51	0.02	(0.50)	(0.08)	—	11.52
2003 (3)	11.65	0.50	(0.10)	(0.48)	—	—	11.57
2002 (3)	11.09	0.48	0.56	(0.47)	(0.01)	—	11.65
Class C
2007 (1)	$10.71	$0.42	$(0.02)	$(0.44)	$(0.08)	$—	$10.59
2006 (2)	11.28	0.32	(0.27)	(0.30)	(0.32)	—	10.71
2005 (3)	11.50	0.43	(0.10)	(0.46)	(0.09)	—	11.28
2004 (3)	11.56	0.44	0.03	(0.45)	(0.08)	—	11.50
2003 (3)	11.63	0.44	(0.08)	(0.43)	—	—	11.56
2002 (3)	11.08	0.44	0.56	(0.44)	(0.01)	—	11.63
Class Y
2007 (1)	$10.75	$0.50	$(0.03)	$(0.51)	$(0.08)	$—	$10.63
2006 (2)	11.32	0.37	(0.26)	(0.36)	(0.32)	—	10.75
2005 (3)	11.53	0.51	(0.09)	(0.54)	(0.09)	—	11.32
2004 (3)	11.59	0.52	0.03	(0.53)	(0.08)	—	11.53
2003 (3)	11.67	0.51	(0.09)	(0.50)	—	—	11.59
2002 (3)	11.10	0.48	0.60	(0.50)	(0.01)	—	11.67

Intermediate Tax Free Fund
Class A
2007 (1)	$10.63	$0.44	$0.01	$(0.44)	$(0.01)	$—	$10.63
2006 (2)	10.92	0.32	(0.26)	(0.32)	(0.03)	—	10.63
2005 (3)	11.18	0.44	(0.19)	(0.45)	(0.06)	—	10.92
2004 (3)	11.30	0.44	(0.10)	(0.45)	(0.01)	—	11.18
2003 (3)	11.32	0.44	(0.03)	(0.43)	—	—	11.30
2002 (3)	10.95	0.43	0.40	(0.43)	—	(0.03)	11.32
Class Y
2007 (1)	$10.61	$0.45	$0.01	$(0.45)	$(0.01)	$—	$10.61
2006 (2)	10.90	0.33	(0.26)	(0.33)	(0.03)	—	10.61
2005 (3)	11.16	0.46	(0.19)	(0.47)	(0.06)	—	10.90
2004 (3)	11.28	0.46	(0.11)	(0.46)	(0.01)	—	11.16
2003 (3)	11.30	0.46	(0.03)	(0.45)	—	—	11.28
2002 (3)	10.93	0.44	0.40	(0.44)	—	(0.03)	11.30

(1)	For the period July 1 to June 30 in the year indicated.

(2)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	For the period October 1 to September 30 in the year indicated.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
104      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (4)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.21%	$6,783	0.85%	3.99%	1.36%	3.48%	35%
0.37	9,577	0.85	4.02	1.27	3.60	17
2.11	13,426	0.85	3.85	1.10	3.60	20
3.12	13,969	0.85	4.00	1.06	3.79	4
3.64	22,555	0.85	3.79	1.06	3.58	14
7.56	15,244	0.85	4.48	1.11	4.22	15

4.28%	$34,447	0.70%	4.14%	1.11%	3.73%	35%
0.49	32,661	0.70	4.18	1.02	3.86	17
2.36	34,562	0.70	4.01	0.85	3.86	20
3.29	37,748	0.70	4.15	0.81	4.04	4
3.71	47,854	0.70	3.94	0.81	3.83	14
7.83	48,398	0.70	4.60	0.86	4.44	15

4.13%	$8,788	0.75%	4.27%	1.75%	3.27%	47%
0.77	8,507	0.75	4.30	1.52	3.53	35
3.36	8,362	0.75	4.23	1.18	3.80	30
4.71	10,598	0.75	4.25	1.09	3.91	12
3.53	13,843	0.75	4.23	1.07	3.91	14
9.72	19,633	0.75	4.32	1.30	3.77	22

3.72%	$2,888	1.15%	3.87%	2.24%	2.78%	47%
0.47	3,007	1.15	3.90	2.27	2.78	35
2.95	3,423	1.15	3.83	1.93	3.05	30
4.21	3,787	1.15	3.85	1.84	3.16	12
3.23	4,284	1.15	3.83	1.82	3.16	14
9.23	3,705	1.15	3.95	2.05	3.05	22

4.39%	$13,477	0.50%	4.51%	1.50%	3.51%	47%
0.96	10,181	0.50	4.58	1.27	3.81	35
3.70	8,363	0.50	4.48	0.93	4.05	30
4.87	9,439	0.50	4.51	0.84	4.17	12
3.78	9,516	0.50	4.49	0.82	4.17	14
10.07	9,244	0.50	4.59	1.05	4.04	22

4.27%	$29,687	0.85%	4.08%	1.02%	3.91%	27%
0.56	32,521	0.85	3.95	1.05	3.75	15
2.31	34,658	0.85	3.98	1.05	3.78	15
3.06	35,276	0.85	3.98	1.05	3.78	10
3.74	34,231	0.85	3.91	1.05	3.71	15
7.78	29,838	0.85	3.87	1.03	3.69	28

4.43%	$554,618	0.70%	4.23%	0.77%	4.16%	27%
0.67	596,306	0.70	4.10	0.80	4.00	15
2.47	641,141	0.70	4.13	0.80	4.03	15
3.22	637,361	0.70	4.13	0.80	4.03	10
3.90	696,994	0.70	4.05	0.80	3.95	15
7.95	485,592	0.70	4.04	0.78	3.96	28

First American Funds Annual Report 2007       105

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Minnesota Intermediate Tax Free Fund
Class A
2007 (1)	$9.88	$0.39	$(0.01)	$(0.38)	$(0.05)	$9.83
2006 (2)	10.16	0.29	(0.22)	(0.29)	(0.06)	9.88
2005 (3)	10.34	0.39	(0.15)	(0.39)	(0.03)	10.16
2004 (3)	10.44	0.39	(0.08)	(0.39)	(0.02)	10.34
2003 (3)	10.51	0.40	(0.04)	(0.41)	(0.02)	10.44
2002 (3)	10.21	0.43	0.29	(0.42)	—	10.51
Class Y
2007 (1)	$9.83	$0.40	$—	$(0.40)	$(0.05)	$9.78
2006 (2)	10.11	0.30	(0.22)	(0.30)	(0.06)	9.83
2005 (3)	10.29	0.40	(0.15)	(0.40)	(0.03)	10.11
2004 (3)	10.40	0.41	(0.10)	(0.40)	(0.02)	10.29
2003 (3)	10.46	0.42	(0.03)	(0.43)	(0.02)	10.40
2002 (3)	10.17	0.45	0.27	(0.43)	—	10.46

Minnesota Tax Free Fund
Class A
2007 (1)	$10.97	$0.46	$(0.02)	$(0.45)	$(0.03)	$10.93
2006 (2)	11.21	0.35	(0.21)	(0.35)	(0.03)	10.97
2005 (3)	11.23	0.45	0.03	(0.45)	(0.05)	11.21
2004 (3)	11.34	0.44	(0.01)	(0.45)	(0.09)	11.23
2003 (3)	11.39	0.48	(0.05)	(0.45)	(0.03)	11.34
2002 (3)	11.06	0.47	0.34	(0.47)	(0.01)	11.39
Class C
2007 (1)	$10.93	$0.42	$(0.02)	$(0.41)	$(0.03)	$10.89
2006 (2)	11.17	0.31	(0.20)	(0.32)	(0.03)	10.93
2005 (3)	11.19	0.41	0.03	(0.41)	(0.05)	11.17
2004 (3)	11.31	0.39	(0.01)	(0.41)	(0.09)	11.19
2003 (3)	11.36	0.43	(0.04)	(0.41)	(0.03)	11.31
2002 (3)	11.04	0.43	0.33	(0.43)	(0.01)	11.36
Class Y
2007 (1)	$10.96	$0.48	$(0.01)	$(0.48)	$(0.03)	$10.92
2006 (2)	11.20	0.36	(0.20)	(0.37)	(0.03)	10.96
2005 (3)	11.22	0.48	0.03	(0.48)	(0.05)	11.20
2004 (3)	11.33	0.47	(0.01)	(0.48)	(0.09)	11.22
2003 (3)	11.38	0.51	(0.05)	(0.48)	(0.03)	11.33
2002 (3)	11.05	0.49	0.35	(0.50)	(0.01)	11.38

Missouri Tax Free Fund
Class A
2007 (1)	$11.76	$0.45	$0.05	$(0.45)	$(0.09)	$11.72
2006 (2)	12.14	0.34	(0.29)	(0.34)	(0.09)	11.76
2005 (3)	12.32	0.45	(0.12)	(0.45)	(0.06)	12.14
2004 (3)	12.37	0.45	(0.02)	(0.45)	(0.03)	12.32
2003 (3)	12.47	0.45	(0.04)	(0.45)	(0.06)	12.37
2002 (3)	12.05	0.46	0.47	(0.47)	(0.04)	12.47
Class C
2007 (1)	$11.73	$0.41	$0.04	$(0.40)	$(0.09)	$11.69
2006 (2)	12.12	0.30	(0.30)	(0.30)	(0.09)	11.73
2005 (3)	12.29	0.40	(0.11)	(0.40)	(0.06)	12.12
2004 (3)	12.35	0.40	(0.03)	(0.40)	(0.03)	12.29
2003 (3)	12.46	0.40	(0.04)	(0.41)	(0.06)	12.35
2002 (3)	12.05	0.41	0.48	(0.44)	(0.04)	12.46
Class Y
2007 (1)	$11.76	$0.48	$0.06	$(0.48)	$(0.09)	$11.73
2006 (2)	12.15	0.36	(0.30)	(0.36)	(0.09)	11.76
2005 (3)	12.32	0.48	(0.11)	(0.48)	(0.06)	12.15
2004 (3)	12.38	0.48	(0.03)	(0.48)	(0.03)	12.32
2003 (3)	12.48	0.49	(0.05)	(0.48)	(0.06)	12.38
2002 (3)	12.06	0.48	0.48	(0.50)	(0.04)	12.48

(1)	For the period July 1 to June 30 in the year indicated.

(2)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	For the period October 1 to September 30 in the year indicated.

(4)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
106      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (4)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

3.87%	$21,153	0.85%	3.86%	1.07%	3.64%	18%
0.74	26,526	0.85	3.85	1.08	3.62	11
2.33	32,326	0.85	3.78	1.06	3.57	15
3.03	35,047	0.85	3.77	1.05	3.57	8
3.55	31,044	0.85	3.85	1.05	3.65	15
7.23	19,914	0.85	4.27	1.03	4.09	15

4.05%	$168,920	0.70%	4.01%	0.82%	3.89%	18%
0.85	175,485	0.70	4.00	0.83	3.87	11
2.50	197,251	0.70	3.93	0.81	3.82	15
3.10	216,906	0.70	3.92	0.80	3.82	8
3.82	238,958	0.70	4.01	0.80	3.91	15
7.31	251,597	0.70	4.41	0.78	4.33	15

4.05%	$106,732	0.95%	4.10%	1.10%	3.95%	20%
1.28	101,142	0.95	4.15	1.10	4.00	11
4.42	106,783	0.95	4.04	1.06	3.93	16
3.94	114,981	0.95	3.87	1.05	3.77	25
3.90	125,916	0.95	4.25	1.06	4.14	23
7.23	135,607	0.95	4.22	1.09	4.08	26

3.65%	$14,221	1.35%	3.69%	1.58%	3.46%	20%
0.98	10,359	1.35	3.75	1.85	3.25	11
4.02	9,841	1.35	3.64	1.81	3.18	16
3.45	10,387	1.35	3.47	1.80	3.02	25
3.51	11,951	1.35	3.85	1.81	3.39	23
7.10	11,703	1.35	3.80	1.84	3.31	26

4.31%	$56,181	0.70%	4.35%	0.85%	4.20%	20%
1.47	48,760	0.70	4.40	0.85	4.25	11
4.69	46,471	0.70	4.29	0.81	4.18	16
4.20	42,900	0.70	4.12	0.80	4.02	25
4.16	47,858	0.70	4.50	0.81	4.39	23
7.84	54,638	0.70	4.47	0.84	4.33	26

4.23%	$24,945	0.95%	3.78%	1.10%	3.63%	33%
0.38	26,972	0.95	3.74	1.09	3.60	20
2.74	30,188	0.95	3.65	1.06	3.54	19
3.60	27,114	0.95	3.68	1.05	3.58	15
3.45	28,141	0.95	3.69	1.06	3.58	20
7.99	26,496	0.95	3.81	1.06	3.70	25

3.84%	$518	1.35%	3.35%	1.57%	3.13%	33%
0.00	214	1.35	3.34	1.84	2.85	20
2.42	190	1.35	3.25	1.81	2.79	19
3.11	218	1.35	3.28	1.80	2.83	15
3.05	279	1.35	3.30	1.81	2.84	20
7.58	21	1.35	3.28	1.81	2.82	25

4.58%	$130,644	0.70%	4.03%	0.85%	3.88%	33%
0.49	138,394	0.70	3.99	0.84	3.85	20
3.08	151,710	0.70	3.90	0.81	3.79	19
3.77	152,676	0.70	3.93	0.80	3.83	15
3.71	168,094	0.70	3.94	0.81	3.83	20
8.25	142,344	0.70	4.06	0.81	3.95	25

First American Funds Annual Report 2007       107

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Nebraska Tax Free Fund
Class A
2007 (1)	$10.33	$0.42	$0.02	$(0.42)	$(0.05)	$10.30
2006 (2)	10.58	0.31	(0.24)	(0.30)	(0.02)	10.33
2005 (3)	10.66	0.39	(0.05)	(0.42)	—	10.58
2004 (3)	10.66	0.41	0.03	(0.40)	(0.04)	10.66
2003 (3)	10.70	0.41	(0.04)	(0.40)	(0.01)	10.66
2002 (3)	10.20	0.41	0.49	(0.40)	—	10.70
Class C
2007 (1)	$10.26	$0.37	$0.02	$(0.37)	$(0.05)	$10.23
2006 (2)	10.50	0.27	(0.22)	(0.27)	(0.02)	10.26
2005 (3)	10.58	0.35	(0.06)	(0.37)	—	10.50
2004 (3)	10.58	0.35	0.04	(0.35)	(0.04)	10.58
2003 (3)	10.63	0.36	(0.04)	(0.36)	(0.01)	10.58
2002 (3)	10.14	0.36	0.50	(0.37)	—	10.63
Class Y
2007 (1)	$10.33	$0.44	$0.02	$(0.44)	$(0.05)	$10.30
2006 (2)	10.58	0.32	(0.23)	(0.32)	(0.02)	10.33
2005 (3)	10.66	0.43	(0.07)	(0.44)	—	10.58
2004 (3)	10.65	0.43	0.04	(0.42)	(0.04)	10.66
2003 (3)	10.69	0.43	(0.03)	(0.43)	(0.01)	10.65
2002 (3)	10.19	0.43	0.50	(0.43)	—	10.69

Ohio Tax Free Fund
Class A
2007 (1)	$10.17	$0.38	$0.05	$(0.38)	$(0.02)	$10.20
2006 (2)	10.42	0.29	(0.25)	(0.28)	(0.01)	10.17
2005 (3)	10.52	0.36	(0.06)	(0.36)	(0.04)	10.42
2004 (3)	10.54	0.36	0.07	(0.35)	(0.10)	10.52
2003 (3)	10.58	0.36	(0.03)	(0.37)	—	10.54
2002 (4)	10.00	0.15	0.59	(0.16)	—	10.58
Class C
2007 (1)	$10.05	$0.33	$0.05	$(0.34)	$(0.02)	$10.07
2006 (2)	10.32	0.25	(0.26)	(0.25)	(0.01)	10.05
2005 (3)	10.41	0.32	(0.05)	(0.32)	(0.04)	10.32
2004 (3)	10.44	0.29	0.09	(0.31)	(0.10)	10.41
2003 (3)	10.57	0.32	(0.12)	(0.33)	—	10.44
2002 (4)	10.00	0.13	0.58	(0.14)	—	10.57
Class Y
2007 (1)	$10.17	$0.41	$0.04	$(0.41)	$(0.02)	$10.19
2006 (2)	10.43	0.30	(0.25)	(0.30)	(0.01)	10.17
2005 (3)	10.53	0.38	(0.05)	(0.39)	(0.04)	10.43
2004 (3)	10.55	0.38	0.07	(0.37)	(0.10)	10.53
2003 (3)	10.57	0.39	(0.02)	(0.39)	—	10.55
2002 (4)	10.00	0.16	0.58	(0.17)	—	10.57

Oregon Intermediate Tax Free Fund
Class A
2007 (1)	$9.78	$0.37	$(0.02)	$(0.37)	$(0.04)	$9.72
2006 (2)	10.07	0.27	(0.25)	(0.27)	(0.04)	9.78
2005 (3)	10.30	0.36	(0.19)	(0.36)	(0.04)	10.07
2004 (3)	10.43	0.37	(0.05)	(0.37)	(0.08)	10.30
2003 (3)	10.49	0.37	(0.03)	(0.38)	(0.02)	10.43
2002 (3)	10.18	0.40	0.31	(0.40)	—	10.49
Class Y
2007 (1)	$9.78	$0.38	$(0.02)	$(0.38)	$(0.04)	$9.72
2006 (2)	10.07	0.28	(0.25)	(0.28)	(0.04)	9.78
2005 (3)	10.30	0.38	(0.19)	(0.38)	(0.04)	10.07
2004 (3)	10.43	0.39	(0.05)	(0.39)	(0.08)	10.30
2003 (3)	10.49	0.40	(0.05)	(0.39)	(0.02)	10.43
2002 (3)	10.18	0.42	0.31	(0.42)	—	10.49

(1)	For the period July 1 to June 30 in the year indicated.

(2)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	For the period October 1 to September 30 in the year indicated.

(4)	For the period from April 30, 2002, when the class of shares was first offered, to September 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
108      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (5)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.24%	$7,091	0.75%	3.97%	1.44%	3.28%	39%
0.65	6,910	0.75	3.89	1.30	3.34	35
3.20	7,136	0.75	3.78	1.12	3.41	21
4.18	4,925	0.75	3.82	1.08	3.49	17
3.57	4,869	0.75	3.87	1.07	3.55	15
9.09	4,904	0.75	3.98	1.29	3.44	35

3.86%	$1,559	1.15%	3.56%	1.92%	2.79%	39%
0.46	1,487	1.15	3.49	2.05	2.59	35
2.81	1,565	1.15	3.38	1.87	2.66	21
3.80	1,861	1.15	3.42	1.83	2.74	17
3.10	1,657	1.15	3.46	1.82	2.79	15
8.66	982	1.15	3.57	2.04	2.68	35
4.51%	$32,502	0.50%	4.22%	1.19%	3.53%	39%
0.85	31,347	0.50	4.14	1.05	3.59	35
3.45	32,418	0.50	4.03	0.87	3.66	21
4.54	29,722	0.50	4.07	0.83	3.74	17
3.82	28,120	0.50	4.11	0.82	3.79	15
9.37	27,348	0.50	4.22	1.04	3.68	35

4.28%	$808	0.75%	3.70%	1.41%	3.04%	33%
0.40	841	0.75	3.60	1.28	3.07	11
2.86	988	0.75	3.41	1.11	3.05	13
4.16	1,200	0.75	3.43	1.08	3.10	19
3.22	849	0.75	3.52	1.09	3.18	22
7.42	453	0.75	3.25	1.23	2.77	3
3.81%	$187	1.15%	3.29%	1.90%	2.54%	33%
(0.08)	209	1.15	3.22	2.03	2.34	11
2.58	174	1.15	3.01	1.86	2.30	13
3.69	120	1.15	3.03	1.83	2.35	19
1.95	215	1.15	3.08	1.84	2.39	22
7.13	1	1.15	3.01	1.98	2.18	3
4.44%	$42,223	0.50%	3.94%	1.16%	3.28%	33%
0.49	40,606	0.50	3.85	1.03	3.32	11
3.12	41,104	0.50	3.66	0.86	3.30	13
4.42	39,240	0.50	3.68	0.82	3.36	19
3.65	39,465	0.50	3.78	0.84	3.44	22
7.41	38,083	0.50	3.74	0.98	3.26	3

3.54%	$7,895	0.85%	3.71%	1.12%	3.44%	43%
0.16	9,456	0.85	3.62	1.11	3.36	13
1.67	9,356	0.85	3.56	1.06	3.35	20
3.20	8,700	0.85	3.62	1.05	3.42	12
3.31	8,189	0.85	3.67	1.05	3.47	17
7.23	7,030	0.85	3.95	1.05	3.75	18
3.70%	$109,357	0.70%	3.86%	0.87%	3.69%	43%
0.28	111,344	0.70	3.77	0.86	3.61	13
1.82	133,613	0.70	3.71	0.81	3.60	20
3.35	137,869	0.70	3.77	0.80	3.67	12
3.46	146,244	0.70	3.82	0.80	3.72	17
7.39	151,928	0.70	4.10	0.80	4.00	18

First American Funds Annual Report 2007       109

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Short Tax Free Fund
Class A
2007 (1)	$9.68	$0.28	$0.03	$(0.29)	$—	$9.70
2006 (2)	9.78	0.19	(0.09)	(0.20)	—	9.68
2005 (3)	9.96	0.24	(0.17)	(0.25)	—	9.78
2004 (3)	10.18	0.26	(0.17)	(0.25)	(0.06)	9.96
2003 (4)	10.00	0.26	0.19	(0.27)	—	10.18
Class Y
2007 (1)	$9.68	$0.31	$0.01	$(0.30)	$—	$9.70
2006 (2)	9.78	0.21	(0.10)	(0.21)	—	9.68
2005 (3)	9.96	0.26	(0.18)	(0.26)	—	9.78
2004 (3)	10.18	0.27	(0.17)	(0.26)	(0.06)	9.96
2003 (4)	10.00	0.28	0.18	(0.28)	—	10.18

Tax Free Fund
Class A
2007 (1)	$10.86	$0.45	$—	$(0.45)	$(0.09)	$10.77
2006 (2)	11.10	0.35	(0.20)	(0.35)	(0.04)	10.86
2005 (3)	11.18	0.47	0.03	(0.47)	(0.11)	11.10
2004 (3)	11.28	0.47	0.02	(0.48)	(0.11)	11.18
2003 (3)	11.44	0.47	(0.03)	(0.47)	(0.13)	11.28
2002 (3)	10.99	0.47	0.44	(0.46)	—	11.44
Class C
2007 (1)	$10.81	$0.40	$0.01	$(0.41)	$(0.09)	$10.72
2006 (2)	11.05	0.32	(0.20)	(0.32)	(0.04)	10.81
2005 (3)	11.13	0.42	0.03	(0.42)	(0.11)	11.05
2004 (3)	11.24	0.43	—	(0.43)	(0.11)	11.13
2003 (3)	11.40	0.42	(0.02)	(0.43)	(0.13)	11.24
2002 (3)	10.96	0.42	0.45	(0.43)	—	11.40
Class Y
2007 (1)	$10.87	$0.48	$—	$(0.48)	$(0.09)	$10.78
2006 (2)	11.11	0.37	(0.20)	(0.37)	(0.04)	10.87
2005 (3)	11.19	0.50	0.02	(0.49)	(0.11)	11.11
2004 (3)	11.29	0.50	0.01	(0.50)	(0.11)	11.19
2003 (3)	11.45	0.50	(0.03)	(0.50)	(0.13)	11.29
2002 (3)	11.00	0.49	0.45	(0.49)	—	11.45

(1)	For the period July 1 to June 30 in the year indicated.

(2)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)	For the period October 1 to September 30 in the year indicated.

(4)	For the period from October 25, 2002, when the class of shares was first offered, to September 30, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
110      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (5)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

3.22%	$2,410	0.75%	2.94%	1.08%	2.61%	57%
1.02	3,321	0.75	2.65	1.08	2.32	22
0.67	4,103	0.75	2.46	1.06	2.15	37
0.90	6,329	0.75	2.55	1.05	2.25	30
4.54	6,448	0.75	2.67	1.05	2.37	54

3.37%	$161,468	0.60%	3.09%	0.83%	2.86%	57%
1.13	235,900	0.60	2.80	0.83	2.57	22
0.83	329,647	0.60	2.62	0.81	2.41	37
1.05	419,359	0.60	2.70	0.80	2.50	30
4.66	396,918	0.60	3.00	0.80	2.80	54

4.16%	$37,760	0.95%	4.08%	1.03%	4.00%	31%
1.37	36,519	0.95	4.28	1.06	4.17	13
4.51	38,205	0.95	4.20	1.06	4.09	8
4.45	40,156	0.95	4.18	1.05	4.08	23
4.06	42,942	0.95	4.21	1.05	4.11	23
8.56	43,708	0.95	4.20	1.02	4.13	39

3.76%	$2,495	1.35%	3.67%	1.51%	3.51%	31%
1.06	2,210	1.35	3.87	1.81	3.41	13
4.13	2,712	1.35	3.80	1.81	3.34	8
3.92	2,682	1.35	3.77	1.80	3.32	23
3.67	4,880	1.35	3.81	1.80	3.36	23
8.14	6,199	1.35	3.82	1.77	3.40	39

4.42%	$539,360	0.70%	4.32%	0.78%	4.24%	31%
1.57	455,910	0.70	4.53	0.81	4.42	13
4.77	436,303	0.70	4.45	0.81	4.34	8
4.71	416,651	0.70	4.43	0.80	4.33	23
4.31	460,634	0.70	4.46	0.80	4.36	23
8.84	497,140	0.70	4.47	0.77	4.40	39

First American Funds Annual Report 2007       111

Notes to  Financial Statements  June 30, 2007, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2007, FAIF offered 39 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF’s articles of incorporation permit the board of directors to create additional funds in the future. The Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund are each diversified open-end management investment companies. The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund are each non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

The funds offer Class A and Class Y shares. The Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund also offer Class C shares. Class A shares of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectuses provide a description of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

On February 23, 2006, the funds’ board of directors approved a change in the funds’ fiscal year-end from September 30 to June 30, effective with the nine-month fiscal period ended June 30, 2006.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. At June 30, 2007, the funds held no fair-valued securities. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or
112      First American Funds Annual Report 2007

sale. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at the net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to book and tax differences for straddle loss deferrals and classification of dividends paid by the funds. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	Accumulated
	Net	Undistributed
	Realized	Net Investment
Fund	Gain	Income

Intermediate Tax Free Fund	$(8)	$8
Minnesota Tax Free Fund	(1)	1

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the year or period that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal year ended June 30, 2007, the nine-month fiscal period ended June 30, 2006, and the fiscal year ended September 30, 2005 (adjusted by dividends payable as of June 30, 2007, June 30, 2006, and September 30, 2005) were as follows:

	2007

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

Arizona Tax Free Fund	$1,082	$4	$143	$1,229
California Intermediate Tax Free Fund	2,090	48	254	2,392
California Tax Free Fund	1,465	4	115	1,584
Colorado Intermediate Tax Free Fund	1,628	35	296	1,959
Colorado Tax Free Fund	994	7	176	1,177
Intermediate Tax Free Fund	24,213	218	625	25,056
Minnesota Intermediate Tax Free Fund	7,247	9	1,016	8,272
Minnesota Tax Free Fund	6,683	30	429	7,142
Missouri Tax Free Fund	5,828	—	1,173	7,001
Nebraska Tax Free Fund	1,547	—	182	1,729
Ohio Tax Free Fund	1,548	17	69	1,634
Oregon Intermediate Tax Free Fund	4,260	8	514	4,782
Short Tax Free Fund	5,816	—	—	5,816
Tax Free Fund	21,441	90	4,241	25,772

First American Funds Annual Report 2007       113

Notes to  Financial Statements  continued

	2006

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

Arizona Tax Free Fund	$807	$3	$210	$1,020
California Intermediate Tax Free Fund	1,622	85	91	1,798
California Tax Free Fund	1,067	12	53	1,132
Colorado Intermediate Tax Free Fund	1,396	22	266	1,684
Colorado Tax Free Fund	667	54	541	1,262
Intermediate Tax Free Fund	20,212	93	1,785	22,090
Minnesota Intermediate Tax Free Fund	6,508	27	1,372	7,907
Minnesota Tax Free Fund	5,235	29	381	5,645
Missouri Tax Free Fund	5,218	2	1,297	6,517
Nebraska Tax Free Fund	1,236	—	63	1,299
Ohio Tax Free Fund	1,207	—	41	1,248
Oregon Intermediate Tax Free Fund	3,646	20	556	4,222
Short Tax Free Fund	6,134	—	—	6,134
Tax Free Fund	16,637	262	1,396	18,295

	2005

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

Arizona Tax Free Fund	$984	$3	$235	$1,222
California Intermediate Tax Free Fund	2,002	27	329	2,358
California Tax Free Fund	1,203	53	199	1,455
Colorado Intermediate Tax Free Fund	2,077	—	169	2,246
Colorado Tax Free Fund	992	—	177	1,169
Intermediate Tax Free Fund	28,143	—	3,679	31,822
Minnesota Intermediate Tax Free Fund	9,305	—	797	10,102
Minnesota Tax Free Fund	6,755	—	811	7,566
Missouri Tax Free Fund	7,004	—	924	7,928
Nebraska Tax Free Fund	1,581	—	—	1,581
Ohio Tax Free Fund	1,564	—	133	1,697
Oregon Intermediate Tax Free Fund	5,290	—	511	5,801
Short Tax Free Fund	10,220	—	—	10,220
Tax Free Fund	20,510	—	4,409	24,919

As of June 30, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

				Accumulated			Total
	Undistributed	Undistributed	Undistributed	Capital and	Unrealized	Other	Accumulated
	Ordinary	Tax Exempt	Long Term	Post-October	Appreciation	Accumulated	Earnings
Fund	Income	Income	Capital Gains	Losses	(Depreciation)	Losses	(Deficit)

Arizona Tax Free Fund	$—	$99	$86	$—	$460	$(13)	$632
California Intermediate Tax Free Fund	33	189	12	—	761	—	995
California Tax Free Fund	51	116	84	—	793	—	1,044
Colorado Intermediate Tax Free Fund	25	139	191	—	1,071	—	1,426
Colorado Tax Free Fund	3	55	75	—	661	(4)	790
Intermediate Tax Free Fund	282	2,221	1,376	—	16,457	—	20,336
Minnesota Intermediate Tax Free Fund	26	731	467	—	3,633	—	4,857
Minnesota Tax Free Fund	58	448	733	—	4,657	(135)	5,761
Missouri Tax Free Fund	80	573	327	—	2,675	(1)	3,654
Nebraska Tax Free Fund	11	134	178	—	318	(14)	627
Ohio Tax Free Fund	6	135	42	—	412	(26)	569
Oregon Intermediate Tax Free Fund	31	493	54	—	1,015	—	1,593
Short Tax Free Fund	—	566	—	(2,281)	(1,006)	—	(2,721)
Tax Free Fund	14	1,734	1,698	—	13,302	(131)	16,617

114      First American Funds Annual Report 2007

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses deferred due to straddles.

As of June 30, 2007, Short Tax Free Fund had a capital loss carryforward of $1,932, of which $238 will expire in 2013, $550 will expire in 2014, and $1,144 will expire in 2015 if not offset by subsequent capital gains.

The Short Tax Free Fund incurred a loss of $349 for tax purposes for the period from November 1, 2006 to June 30, 2007. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ending June 30, 2008.

FUTURES TRANSACTIONS – In order to protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes. At June 30, 2007, no fund had outstanding futures contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. At June 30, 2007, the following funds had outstanding commitments to purchase securities on a when-issued or forward-commitment basis:

Fund	Cost

California Intermediate Tax Free Fund	$542
California Tax Free Fund	896
Colorado Intermediate Tax Free Fund	665
Colorado Tax Free Fund	731
Intermediate Tax Free Fund	6,498
Minnesota Intermediate Tax Free Fund	517
Missouri Tax Free Fund	3,342
Nebraska Tax Free Fund	245
Short Tax Free Fund	1,011
Tax Free Fund	6,357

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At June 30, 2007, no fund had investments in illiquid securities.

INVERSE FLOATERS – As part of their investment strategy, the funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject a fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market values of such securities will generally be more volatile than those of fixed-rate, tax-exempt securities. To the extent the funds invest in inverse floaters, the net asset value of the funds’ shares may be more volatile than if the funds did not invest in such securities. As of and for the year ended June 30, 2007, no fund had investments in inverse floaters.
First American Funds Annual Report 2007       115

Notes to  Financial Statements  continued

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2007.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors, Inc. (“FAF Advisors”) manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.50% of the fund’s average daily net assets. FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through June 30, 2008, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	C	Y

Arizona Tax Free Fund	0.75%	1.15%	0.50%
California Intermediate Tax Free Fund	0.85	NA	0.70
California Tax Free Fund	0.75	1.15	0.50
Colorado Intermediate Tax Free Fund	0.85	NA	0.70
Colorado Tax Free Fund	0.75	1.15	0.50
Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Tax Free Fund	0.95	1.35	0.70
Missouri Tax Free Fund	0.95	1.35	0.70
Nebraska Tax Free Fund	0.75	1.15	0.50
Ohio Tax Free Fund	0.75	1.15	0.50
Oregon Intermediate Tax Free Fund	0.85	NA	0.70
Short Tax Free Fund	0.75	NA	0.60
Tax Free Fund	0.95	1.35	0.70

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, and administrative services and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.
116      First American Funds Annual Report 2007

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended June 30, 2007, custodian fees were increased as a result of overdrafts and decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Arizona Tax Free Fund	$—	$—
California Intermediate Tax Free Fund	—	—
California Tax Free Fund	—	—
Colorado Intermediate Tax Free Fund	—	—
Colorado Tax Free Fund	—	—
Intermediate Tax Free Fund	1	1
Minnesota Intermediate Tax Free Fund	—	—
Minnesota Tax Free Fund	—	1
Missouri Tax Free Fund	—	—
Nebraska Tax Free Fund	—	—
Ohio Tax Free Fund	1	—
Oregon Intermediate Tax Free Fund	1	1
Short Tax Free Fund	2	1
Tax Free Fund	—	3

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under Rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 0.65% of each fund’s average daily net assets of Class A and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving a portion of its 12b-1 fees for Class A shares, limiting its fees to 0.15% of average daily net assets for California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund.

Prior to October 1, 2006, each of the funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 1.00% of each fund’s average daily net assets of Class C shares. Quasar waived a portion of its 12b-1 fees for Class C shares, limiting its fees to 0.65% of average daily net assets for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund.

For the fiscal year ended June 30, 2007, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows:

Fund	Amount

Arizona Tax Free Fund	$1
California Intermediate Tax Free Fund	5
California Tax Free Fund	2
Colorado Intermediate Tax Free Fund	8
Colorado Tax Free Fund	3
Intermediate Tax Free Fund	31
Minnesota Intermediate Tax Free Fund	24
Minnesota Tax Free Fund	10
Missouri Tax Free Fund	—
Nebraska Tax Free Fund	1
Ohio Tax Free Fund	—
Oregon Intermediate Tax Free Fund	9
Short Tax Free Fund	3
Tax Free Fund	2

Under these distribution and shareholder servicing agreements, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2007:

Fund	Amount

Arizona Tax Free Fund	$2
California Intermediate Tax Free Fund	5
California Tax Free Fund	29
Colorado Intermediate Tax Free Fund	8
Colorado Tax Free Fund	11
Intermediate Tax Free Fund	28
Minnesota Intermediate Tax Free Fund	18
Minnesota Tax Free Fund	73
Missouri Tax Free Fund	58
Nebraska Tax Free Fund	8
Ohio Tax Free Fund	2
Oregon Intermediate Tax Free Fund	10
Short Tax Free Fund	4
Tax Free Fund	35

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian
First American Funds Annual Report 2007       117

Notes to  Financial Statements  continued

fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2007, legal fees and expenses of $53 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended June 30, 2007, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Arizona Tax Free Fund	$5
California Intermediate Tax Free Fund	14
California Tax Free Fund	69
Colorado Intermediate Tax Free Fund	4
Colorado Tax Free Fund	3
Intermediate Tax Free Fund	5
Minnesota Intermediate Tax Free Fund	4
Minnesota Tax Free Fund	182
Missouri Tax Free Fund	63
Nebraska Tax Free Fund	4
Ohio Tax Free Fund	—
Oregon Intermediate Tax Free Fund	11
Short Tax Free Fund	13
Tax Free Fund	32

118      First American Funds Annual Report 2007

4 >	Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

				California
	Arizona			Intermediate			California
	Tax Free Fund			Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month			Nine-Month
		Fiscal			Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	43	92	189	317	94	131	183	154	373
Shares issued in lieu of cash distributions	11	27	37	11	8	11	24	23	33
Shares redeemed	(112)	(139)	(162)	(50)	(143)	(81)	(155)	(250)	(184)

Total Class A transactions	(58)	(20)	64	278	(41)	61	52	(73)	222

Class C:
Shares issued	24	11	18	—	—	—	41	102	163
Shares issued in lieu of cash distributions	4	4	6	—	—	—	5	5	6
Shares redeemed	(10)	(36)	(17)	—	—	—	(236)	(53)	(9)

Total Class C transactions	18	(21)	7	—	—	—	(190)	54	160

Class Y:
Shares issued	506	525	459	605	894	609	538	705	536
Shares issued in lieu of cash distributions	14	10	6	6	5	8	6	3	3
Shares redeemed	(168)	(351)	(44)	(468)	(544)	(307)	(267)	(462)	(207)

Total Class Y transactions	352	184	421	143	355	310	277	246	332

Net increase in capital shares	312	143	492	421	314	371	139	227	714

	Colorado
	Intermediate			Colorado			Intermediate
	Tax Free Fund			Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month			Nine-Month
		Fiscal			Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	39	8	392	88	146	26	278	337	714
Shares issued in lieu of cash distributions	25	26	39	38	42	37	87	76	114
Shares redeemed	(327)	(363)	(454)	(91)	(135)	(243)	(630)	(528)	(809)

Total Class A transactions	(263)	(329)	(23)	35	53	(180)	(265)	(115)	19

Class C:
Shares issued	—	—	—	15	12	42	—	—	—
Shares issued in lieu of cash distributions	—	—	—	12	16	15	—	—	—
Shares redeemed	—	—	—	(35)	(51)	(83)	—	—	—

Total Class C transactions	—	—	—	(8)	(23)	(26)	—	—	—

Class Y:
Shares issued	738	444	583	624	432	122	9,332	7,885	10,127
Shares issued in lieu of cash distributions	6	5	5	5	3	1	214	216	321
Shares redeemed	(546)	(526)	(810)	(308)	(227)	(202)	(13,449)	(10,731)	(8,735)

Total Class Y transactions	198	(77)	(222)	321	208	(79)	(3,903)	(2,630)	1,713

Net increase (decrease) in capital shares	(65)	(406)	(245)	348	238	(285)	(4,168)	(2,745)	1,732

First American Funds Annual Report 2007       119

Notes to  Financial Statements  continued

	Minnesota
	Intermediate			Minnesota			Missouri
	Tax Free Fund			Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month			Nine-Month
	Year	Fiscal Period	Year	Year	Fiscal Period	Year	Year	Fiscal Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	84	298	553	1,969	1,143	716	207	67	374
Shares issued in lieu of cash distributions	60	74	100	249	262	356	48	44	51
Shares redeemed	(679)	(869)	(859)	(1,676)	(1,711)	(1,782)	(421)	(303)	(140)

Total Class A transactions	(535)	(497)	(206)	542	(306)	(710)	(166)	(192)	285

Class C:
Shares issued	—	—	—	481	181	83	25	2	—
Shares issued in lieu of cash distributions	—	—	—	29	26	34	1	—	1
Shares redeemed	—	—	—	(152)	(140)	(164)	—	—	(3)

Total Class C transactions	—	—	—	358	67	(47)	26	2	(2)

Class Y:
Shares issued	2,454	1,745	1,581	1,485	1,004	779	1,796	1,228	1,808
Shares issued in lieu of cash distributions	32	35	33	19	14	19	23	23	23
Shares redeemed	(3,077)	(3,437)	(3,175)	(809)	(718)	(471)	(2,443)	(1,975)	(1,732)

Total Class Y transactions	(591)	(1,657)	(1,561)	695	300	327	(624)	(724)	99

Net increase (decrease) in capital shares	(1,126)	(2,154)	(1,767)	1,595	61	(430)	(764)	(914)	382

							Oregon
	Nebraska			Ohio			Intermediate
	Tax Free Fund			Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month			Nine-Month
	Year	Fiscal Period	Year	Year	Fiscal Period	Year	Year	Fiscal Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	63	74	295	34	15	24	105	281	202
Shares issued in lieu of cash distributions	16	11	11	1	1	2	20	19	22
Shares redeemed	(60)	(91)	(93)	(39)	(28)	(45)	(280)	(263)	(139)

Total Class A transactions	19	(6)	213	(4)	(12)	(19)	(155)	37	85

Class C:
Shares issued	40	15	39	—	8	10	—	—	—
Shares issued in lieu of cash distributions	3	3	4	—	—	—	—	—	—
Shares redeemed	(36)	(22)	(70)	(2)	(4)	(5)	—	—	—

Total Class C transactions	7	(4)	(27)	(2)	4	5	—	—	—

Class Y:
Shares issued	606	398	669	690	473	779	1,281	938	1,909
Shares issued in lieu of cash distributions	11	7	9	28	18	22	35	35	39
Shares redeemed	(497)	(433)	(403)	(569)	(436)	(590)	(1,455)	(2,855)	(2,067)

Total Class Y transactions	120	(28)	275	149	55	211	(139)	(1,882)	(119)

Net increase (decrease) in capital shares	146	(38)	461	143	47	197	(294)	(1,845)	(34)

	Short
	Tax Free Fund			Tax Free Fund

		Nine-Month			Nine-Month
	Year	Fiscal Period	Year	Year	Fiscal Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	109	121	213	677	383	382
Shares issued in lieu of cash distributions	8	7	11	118	96	150
Shares redeemed	(212)	(204)	(440)	(651)	(559)	(682)

Total Class A transactions	(95)	(76)	(216)	144	(80)	(150)

Class C:
Shares issued	—	—	—	48	3	25
Shares issued in lieu of cash distributions	—	—	—	6	7	11
Shares redeemed	—	—	—	(25)	(51)	(32)

Total Class C transactions	—	—	—	29	(41)	4

Class Y:
Shares issued	2,180	3,350	6,860	14,149	7,282	6,235
Shares issued in lieu of cash distributions	41	45	69	166	82	97
Shares redeemed	(9,940)	(12,753)	(15,310)	(6,220)	(4,706)	(4,293)

Total Class Y transactions	(7,719)	(9,358)	(8,381)	8,095	2,658	2,039

Net increase (decrease) in capital shares	(7,814)	(9,434)	(8,597)	8,268	2,537	1,893

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.
120      First American Funds Annual Report 2007

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2007, purchases of securities and proceeds from sales of securities, other than government securities and temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Arizona Tax Free Fund	$8,311	$6,706
California Intermediate Tax Free Fund	18,666	11,666
California Tax Free Fund	15,455	13,410
Colorado Intermediate Tax Free Fund	14,412	15,030
Colorado Tax Free Fund	13,477	10,842
Intermediate Tax Free Fund	168,566	207,657
Minnesota Intermediate Tax Free Fund	35,922	48,522
Minnesota Tax Free Fund	47,372	32,762
Missouri Tax Free Fund	52,803	59,165
Nebraska Tax Free Fund	16,747	15,246
Ohio Tax Free Fund	13,883	13,677
Oregon Intermediate Tax Free Fund	52,082	55,487
Short Tax Free Fund	112,166	166,779
Tax Free Fund	231,041	164,173

The aggregate gross unrealized appreciation and depreciation for securities held by the funds and the total cost of securities for federal income tax purposes at June 30, 2007, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Arizona Tax Free Fund	$707	$(247)	$460	$28,380
California Intermediate Tax Free Fund	1,072	(311)	761	58,446
California Tax Free Fund	994	(201)	793	37,542
Colorado Intermediate Tax Free Fund	1,228	(157)	1,071	40,507
Colorado Tax Free Fund	857	(196)	661	25,242
Intermediate Tax Free Fund	18,860	(2,403)	16,457	571,842
Minnesota Intermediate Tax Free Fund	4,515	(882)	3,633	184,977
Minnesota Tax Free Fund	5,953	(1,296)	4,657	170,722
Missouri Tax Free Fund	3,615	(940)	2,675	154,472
Nebraska Tax Free Fund	673	(355)	318	40,731
Ohio Tax Free Fund	669	(257)	412	42,536
Oregon Intermediate Tax Free Fund	1,859	(844)	1,015	115,660
Short Tax Free Fund	114	(1,120)	(1,006)	163,984
Tax Free Fund	18,489	(5,187)	13,302	567,088

6 >	Concentration of Credit Risk

The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these funds monitor investment concentration, the issuers’ ability to meet their obligations may be affected by economic developments in the specific state or region. Additionally, each state has various guidelines relating to the tax treatment of the income distributed from each fund.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the funds will incorporate FIN 48 in their semiannual report on December 31, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.
First American Funds Annual Report 2007       121

 NOTICE TO SHAREHOLDERS June 30, 2007 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2008 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2007, each fund hereby designates long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the year as follows:

	Long Term		Ordinary
	Capital Gains		Income	Total
	Distributions	Tax Exempt	Distributions	Distributions
Fund	(Tax Basis)	Interest	(Tax Basis)	(Tax Basis) (a)

Arizona Tax Free Fund	12%	88%	—%	100%
California Intermediate Tax Free Fund	11	87	2	100
California Tax Free Fund	7	93	—	100
Colorado Intermediate Tax Free Fund	15	83	2	100
Colorado Tax Free Fund	15	84	1	100
Intermediate Tax Free Fund	2	97	1	100
Minnesota Intermediate Tax Free Fund	12	88	—	100
Minnesota Tax Free Fund	6	94	—	100
Missouri Tax Free Fund	17	83	—	100
Nebraska Tax Free Fund	11	89	—	100
Ohio Tax Free Fund	4	95	1	100
Oregon Intermediate Tax Free Fund	11	89	—	100
Short Tax Free Fund	—	100	—	100
Tax Free Fund	17	83	—	100

(a)	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.
Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

Arizona Tax Free Fund	91.33%
California Intermediate Tax Free Fund	3.08
California Tax Free Fund	0.01
Colorado Intermediate Tax Free Fund	13.30
Colorado Tax Free Fund	96.89
Intermediate Tax Free Fund	0.76
Minnesota Intermediate Tax Free Fund	70.44
Minnesota Tax Free Fund	11.02
Missouri Tax Free Fund	0.00
Nebraska Tax Free Fund	0.00
Ohio Tax Free Fund	0.06
Oregon Intermediate Tax Free Fund	73.56
Short Tax Free Fund	0.00
Tax Free Fund	23.63

122      First American Funds Annual Report 2007

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

Arizona Tax Free Fund	0%
California Intermediate Tax Free Fund	97
California Tax Free Fund	100
Colorado Intermediate Tax Free Fund	91
Colorado Tax Free Fund	0
Intermediate Tax Free Fund	99
Minnesota Intermediate Tax Free Fund	0
Minnesota Tax Free Fund	85
Missouri Tax Free Fund	0
Nebraska Tax Free Fund	0
Ohio Tax Free Fund	100
Oregon Intermediate Tax Free Fund	0
Short Tax Free Fund	0
Tax Free Fund	65

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the calendar quarter-end.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of the Funds and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 1-3, 2007, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors’ services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.
First American Funds Annual Report 2007       123

 NOTICE TO SHAREHOLDERS (continued)

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of all material factors, the Board concluded that the Agreement is fair and in the interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment advisory services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under the Agreement.
Investment Performance of the Funds

The Board considered the performance of each Fund, as summarized below, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods reviewed by the Board ended on January 31, 2007. In the case of each state-specific Fund, the Board considered that the Fund’s benchmark index is a national municipal index, rather than a state-specific index, and noted FAF Advisors’ assertion that the Board should, therefore, treat the Fund’s performance universe as a more meaningful source of comparative performance data. The Board also considered that, in reviewing the comparative performance of income funds, the different expense levels of a Fund’s share classes can result in different net performance results for each of those classes. Thus, while the Board considered the performance of all classes, it focused on Class Y shares, which, because they have the lowest total expense ratios, offered the most meaningful data on performance.

Arizona Tax Free Fund, California Tax Free Fund, Minnesota Tax Free Fund, Tax Free Fund, and Intermediate Tax Free. For each of these Funds, the Board considered that the Fund outperformed or performed competitively against the performance universe median and benchmark for the one-, three-, five- and, if applicable, ten-year periods, except that the Intermediate Tax Free Fund underperformed its benchmark for the ten-year period. The Board concluded that, in light of each Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

California Intermediate Tax Free Fund. The Board considered that the Fund significantly outperformed the performance universe median for the one-, three-and five-year periods. The Board also considered that the Fund outperformed the benchmark for those periods, other than the five-year period. The Board concluded that, in light of the Fund’s competitive performance record, it would be in the interest of the Fund and its shareholder to renew the Agreement.

Colorado Tax Free Fund. The Board considered that the Fund significantly outperformed the performance universe median for the one-, three- and five-year periods. The Board also considered that the Fund outperformed the benchmark for the five-year period except that it underperformed the benchmark for the one- and three-year periods. The Board concluded that, in light of the Fund’s competitive performance record, it would be in the interest of the Fund and its shareholder to renew the Agreement.

Colorado Intermediate Tax Free Fund. The Board considered that the Fund outperformed the performance universe median for the one-, three-, five- and ten-year periods. The Board also noted that the Fund outperformed or performed competitively versus the benchmark for the one- and three-year periods except that it underperformed the benchmark for the other periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Minnesota Intermediate Tax Free Fund. The Board considered that the Fund outperformed the performance universe median for the one-, three-, five-, and ten-year periods. The Board also considered that the Fund outperformed its
124      First American Funds Annual Report 2007

benchmark for the one-, and three-year periods, though it underperformed the benchmark for the five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Missouri Tax Free Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe for the one-, three-, five- and ten-year periods. The Board also noted that the Fund underperformed its benchmark for those periods. The Board considered FAF Advisors’ assertion that the Fund’s performance has been affected by its limited ability to enter into transactions with Piper Jaffray, an active dealer in Missouri secondary market trading. This results from banking regulation related restrictions, which were eliminated last fall. In light of the elimination of that restriction, the Board considered recent performance, noting that for the first quarter of 2007 the Fund had significantly outperformed both the performance universe median and the benchmark. The Board concluded that, in light of the Fund’s competitive performance compared to that of the performance universe and the recent positive impact of the increased access to Piper Jaffray’s offering and secondary market trading capabilities, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Nebraska Tax Free Fund. The Board considered that the Fund outperformed the performance universe median for the one-, three- and five-year periods, though it underperformed its benchmark for the same periods. The Board concluded that, in light of the Fund’s competitive performance compared to its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Ohio Tax Free Fund. The Board considered that the Fund outperformed the performance universe median for the one- and three-year periods, though it underperformed its benchmark for both periods. The Board concluded that, in light of the Fund’s strong performance versus its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Oregon Intermediate Tax Free Fund. The Board considered that the Fund outperformed the performance universe median for the one-, three- and five-year periods, though it underperformed its benchmark for all periods. The Board concluded that, in light of the Fund’s strong performance versus its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Short Tax Free Fund. The Board noted that the Fund performed competitively versus its performance universe for the one-year period, though it underperformed for the three-year period. The Board also considered that the Fund outperformed the benchmark for the one-year period, though it underperformed the benchmark for the three-year period. The Board considered FAF Advisors’ assertion that there is significant volatility in the peer universe rankings and that, as a result, a more meaningful comparative time-frame within which to measure the Fund performance would be that beginning with the Fund’s inception date (October 25, 2002). The Board noted that the Fund outperformed the performance universe median for that “since inception” period. The Board concluded that, in light of these factors, it would be in the interest of the Fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the advisory fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ advisory fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it attempts generally to maintain each Fund’s total operating expenses at a level that approximates its peer group median total expense ratio. In addition, FAF Advisors committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups. Consistent with this pricing philosophy, FAF Advisors agreed to maintain the Funds’ expense caps at their current levels through June 30, 2008.
First American Funds Annual Report 2007       125

 NOTICE TO SHAREHOLDERS (continued)

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Short Tax Free Fund. For each of these Funds, the advisory fee and total expense ratio, after waivers, were less than or equal to the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio is reasonable in light of the services provided.

California Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Oregon Intermediate Tax Free Fund. The Board considered that each Fund’s advisory fee, after waivers, was lower than the peer group median. Though each Fund’s total expense ratio was higher than the median, the Board noted that it was within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Missouri Tax Free Fund. The Board considered that the Fund’s advisory fee and total expense ratio, after waivers, were higher than the peer group median. The Board also noted, however, that the Fund’s total expenses were close to the range established by FAF Advisors’ general pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was slightly higher than the peer group median. The Board also noted that the Fund’s total expense ratio, after waivers, was higher than that of the peer group median, though within a range consistent with FAF Advisors’ pricing philosophy. In light of this, the Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a Fund’s peer group will reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor and custodian, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.
126      First American Funds Annual Report 2007

Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus (TM), LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

First American Funds Annual Report 2007       127

 NOTICE TO SHAREHOLDERS (continued)

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
128      First American Funds Annual Report 2007

Officers

	Position(s)	Term of Office
Name, Address, and	Held with	and Length of
Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior to that, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior to that, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC

First American Funds Annual Report 2007       129

 NOTICE TO SHAREHOLDERS (continued)

Officers – continued

	Position(s)	Term of Office
Name, Address, and	Held with	and Length of
Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services, LLC

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
130      First American Funds Annual Report 2007

Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the year ended June 30, 2007. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0153-07 8/2007 AR-TAXFREEINCOME

First American Funds.

# 2007 Annual Report

# Income Funds

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS August 13, 2007
Dear Shareholders:
We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2007.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.
First American Funds Annual Report 2007       1

Core Bond FUND
Investment Objective: high current income consistent with limited risk to capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Core Bond Fund (the “fund”), Class Y shares, returned 5.53% for the fiscal year ended June 30, 2007 (Class A shares returned 5.26% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Aggregate Bond Index*, returned 6.12% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
With the global capital markets awash in cash and risk tolerances at high levels, all non-Treasury sectors once again had strong returns through the first quarter of 2007. Much of this outperformance was reversed in the second quarter as subprime loan issues escalated at several hedge funds and investors retreated to the safety of Treasury securities. The fund had purchased credit protection on certain corporate issuers and index products, which boosted performance as risk premiums on these securities increased (credit protection is a credit default swap that will increase in value if the price of the bond falls).
The housing market failed to recover from its year-long malaise, and mortgage securities backed by newly originated subprime and alternative documentation loans (i.e., loans requiring little or no verification of income) performed poorly amid growing concerns about higher levels of mortgage defaults and foreclosures. The portfolio’s focus on seasoned loans to prime borrowers was beneficial to the fund’s performance against its peers during the fiscal year, confirming our belief that these loans offer an attractive risk/return profile.
What strategic moves were made by the fund and why?
We became more defensive on corporate credit risk due to heightened risk of leveraged buyouts and expensive valuations. We did this by selling a large percentage of our corporate bond holdings gradually during the fiscal year. We also bought credit protection on both diversified baskets of bonds and on single issuers (credit protection is a credit default swap that will increase in value if the price of the bond falls). While this strategy failed to make meaningful impact on performance during the fiscal year, we believe that a defensive positioning in credit will prove beneficial in the coming quarters if corporate bonds should underperform.
In the course of the fiscal year, we increasingly emphasized holdings in mortgage bonds originated in 2004 or earlier. These securities performed well in the slower housing/higher mortgage delinquency environment and should continue to do so until the housing market recovers.
We increased our overweight to commercial mortgage-backed securities, which is a high-quality asset with minimal event risk. This strategy failed to gain traction during the fiscal year as a large supply of new issues caused the sector to lag.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

U.S. Government Agency Mortgage-Backed Securities	37.9%
Asset-Backed Securities	20.5
U.S. Government & Agency Securities	14.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	13.5
Corporate Bonds	10.7
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	2.5
Short-Term Investments	4.5
Other Assets and Liabilities, Net[2]	(4.0)

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	85.0%
AA	3.2
A	3.2
BBB	7.0
Non-Rated	1.6

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
2      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]					Since Inception

	Gross	Net	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	1.01%	0.95%	0.75%	2.94%	4.72%	—	—

Class B	1.76%	1.70%	(0.59)%	2.69%	4.41%	—	—

Class C	1.76%	1.70%	3.48%	3.03%	—	3.61%	—

Average annual return without sales charge (NAV)
Class A	1.01%	0.95%	5.26%	3.83%	5.18%	—	—

Class B	1.76%	1.70%	4.41%	3.04%	4.41%	—	—

Class C	1.76%	1.70%	4.48%	3.03%	—	3.61%	—

Class R	1.26%	1.20%	4.99%	3.68%	—	—	3.66%

Class Y	0.76%	0.70%	5.53%	4.08%	5.44%	—	—

Lehman Aggregate Bond Index [2]	—	—	6.12%	4.48%	6.02%	5.32%	4.68%

Value of $10,000 Investment1, 4  as of June 30, 2007

Core Bond Fund, Class A (NAV)	$16,069

Core Bond Fund, Class A (POP)	$15,382

Core Bond Fund, Class Y	$16,463

Lehman Aggregate Bond Index[2]	$17,360

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman Aggregate Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of the Lehman Government/ Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/ Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.

[4]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.
First American Funds Annual Report 2007       3

High Income Bond FUND
Investment Objective: high current income
How did the fund perform for the fiscal year ended June 30, 2007?
The First American High Income Bond Fund (the “fund”), Class Y shares, returned 11.73% for the fiscal year ended June 30, 2007 (Class A shares returned 11.46% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman High Yield 2% Issuer Capped Index*, returned 11.21% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Throughout the first three quarters of the fiscal year, an environment of low volatility, little to no default risk, accommodative Fed action, and stable to strong equity markets led to solid performance from high-yield bonds. Yield spreads over Treasuries were relatively narrow at the beginning of the period, particularly for higher-quality high yield bonds, and narrowed further throughout the period. The investors who took on an increasing amount of risk in the lower-rated bond tiers were rewarded with outsized returns, as CCC-rated bond spreads ratcheted to all-time tight levels early in the year. A bout of volatility in February due to concern over an overheated Chinese stock market and a reduction in global liquidity caused high-yield bonds to finally underperform Treasuries. As the fiscal year came to a close, concerns over a large and increasing supply of acquisition-related high-yield debt, coupled with contagion from the subprime mortgage market, caused spreads to widen more meaningfully.
Prior to the beginning of the fiscal year, we had improved the average quality of the portfolio and underweighted CCC-rated holdings in anticipation of a down phase in the credit cycle, which never occurred. Instead, as CCC-rated bonds outperformed higher-quality high-yield bonds by a fairly wide margin, the fund fought an uphill battle in matching index performance. The fund was able to overcome this by overweighting certain sectors that exhibited strong relative performance, most notably metals and mining, paper/forest products, and airlines. The fund also moved to take advantage of the global growth phenomenon by adding roughly 10% to foreign and emerging market corporate bonds, where we saw better valuations and strong fundamentals.
Individual security selection accounted for the lion’s share of performance. We recognized an opportunity to participate in the distressed debt of Adelphia Communications and of Delta Airlines, both of which were in bankruptcy but also stood to benefit from the Chapter 11 process. Other investments in the paper sector, notably bonds issued by Newark Group, Mercer International, and Millar Western, provided a lift. On the negative side, our underweight to a few top-performing sectors such as cable/media and building products detracted from the fund’s performance.
What strategic moves were made by the fund and why?
We initiated several small positions in closed-end funds, primarily to efficiently gain access to sectors of the market we favor, such as leveraged loans and global securities. We similarly made selective investments in the areas of preferred stock and convertible securities, again looking to capitalize on strong sectors of the economy and favorable risk/reward characteristics. We maintained our investments in royalty trusts, which are attractive for their large dividend yields and possible upside in this environment of high energy prices. Together, these areas accounted for less than 10% of the overall portfolio, but they provide for important diversification in an environment of increased credit market volatility and richly valued high-yield.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

High Yield Corporate Bonds	85.5%
Preferred Stocks	3.5
Closed-End Funds	2.4
Common Stocks	2.1
Investment Grade Corporate Bonds	1.6
Convertible Securities	0.8
Asset-Backed Security	0.0
Short-Term Investments	2.4
Other Assets and Liabilities, Net[2]	1.7

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

BBB	5.3%
BB	33.7
B	42.0
CCC	17.2
CC	0.1
Non-Rated	1.7

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
4      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]				Since Inception

	Gross	Net	1 year	5 years	8/30/2001	9/24/2001[4]

Average annual return with sales charge (POP)
Class A	1.30%	1.10%	6.71%	9.26%	6.30%	—

Class B	2.05%	1.85%	5.67%	9.16%	6.24%	—

Class C	2.05%	1.85%	9.66%	9.42%	6.32%	—

Average annual return without sales charge (NAV)
Class A	1.30%	1.10%	11.46%	10.22%	7.10%	—

Class B	2.05%	1.85%	10.67%	9.44%	6.36%	—

Class C	2.05%	1.85%	10.66%	9.42%	6.32%	—

Class R	1.55%	1.35%	11.12%	10.04%	—	7.92%

Class Y	1.05%	0.85%	11.73%	10.51%	7.39%	—

Lehman High Yield 2% Issuer Capped Index[2]	—	—	11.21%	11.60%	8.97%	10.43%

Value of $10,000 Investment1, 5  as of June 30, 2007

High Income Bond Fund, Class A (NAV)	$14,901

High Income Bond Fund, Class A (POP)	$14,269

High Income Bond Fund, Class Y	$15,139

Lehman High Yield 2% Issuer Capped Index[2]	$16,507

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 8/30/2001 to 6/30/2007) as compared to the Lehman High Yield 2% Issuer Capped Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

The fund invests in lower-rated and non-rated securities which present a greater risk of loss to principal and interest than higher-rated securities.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

[2]	An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.

[4]	The performance since inception of the index is calculated from the month end following the inception of the class.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.
First American Funds Annual Report 2007       5

Inflation Protected Securities FUND
Investment Objective: provide investors with total return while providing protection against inflation
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Inflation Protected Securities Fund (the “fund”), Class Y shares, returned 2.56% for the fiscal year ended June 30, 2007 (Class A shares returned 2.41% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Treasury Inflation Protected Securities Index*, returned 3.99% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance. As inflation moderated, Treasury Inflation-Protected Security (TIPS) returns lagged those of regular treasuries with comparable duration. The portfolio was biased toward the potential Fed easing, which, however, did not occur during the fiscal year, adversely affecting fund performance.
Volatile energy markets had a significant influence on the TIPS yield curve. The portfolio’s positioning, with a bias to the long end of the yield curve, produced a negative impact on performance as the yield curve steepened, with yields on shorter-maturity bonds rising.
The dollar and U.S. bonds benefited as Asian nations recycled their current account surpluses by investing the savings. U.S. bonds outperformed most foreign markets following the Fed’s end to monetary tightening. The dollar remained volatile during the fiscal year, generally depreciating against the currencies of countries with higher yields than the United States, but significantly appreciating against the yen. The fund’s foreign-exchange and nondollar strategies helped performance throughout the decline in the U.S. dollar during the spring of 2006, but the subsequent period did not produce profitable trends, hurting fund performance.
What strategic moves were made by the fund and why?
We approached duration management tactically, taking advantage of the market’s shifting sentiments on growth, inflation, and Fed policy prospects. We overweighted shorter-maturity TIPS during first half of the fiscal year, as the short end of the TIPS yield curve benefited from strong first-half inflation accruals (i.e., increases in the notional value of TIPS related to periodic changes in the Consumer Price Index).
The fund was positioned for a weaker dollar, as both cyclical and long-term negative economic trends increasingly pressured the currency. The fund held positions in high-quality foreign government bonds since their yields were attractive in comparison to the United States.
As we modified our expectations concerning the shape of the yield curve, we moved to underweight longer-maturity TIPS, given our view of continued moderation in inflation and of unchanging Fed rate policy.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

U.S. Government & Agency Securities	86.9%
Corporate Bonds	5.6
Asset-Backed Securities	1.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Security	1.1
Common Stocks	0.6
Municipal Bond	0.4
U.S. Government Agency Mortgage-Backed Security	0.2
Convertible Security	0.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	0.1
Short-Term Investments	3.1
Other Assets and Liabilities, Net[2]	0.5

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	94.4%
AA	3.6
A	0.5
BBB	0.8
BB	0.6
B	0.1

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
6      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]			Since Inception

	Gross	Net
			1 year	10/01/2004
Average annual return with sales charge (POP)
Class A	1.05%	0.85%	(1.91)%	0.43%

Class C	1.80%	1.60%	0.54%	1.22%

Average annual return without sales charge (NAV)
Class A	1.05%	0.85%	2.41%	2.02%

Class C	1.80%	1.60%	1.53%	1.22%

Class R	1.30%	1.10%	2.09%	1.82%

Class Y	0.80%	0.60%	2.56%	2.26%

Lehman Treasury Inflation Protected Securities Index[2]	—	—	3.99%	2.94%

Value of $10,000 Investment1, 4  as of June 30, 2007

Inflation Protected Securities Fund, Class A (NAV)	$10,564

Inflation Protected Securities Fund, Class A (POP)	$10,119

Inflation Protected Securities Fund, Class Y	$10,633

Lehman Treasury Inflation Protected Securities Index[2]	$10,829

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/01/2004 to 6/30/2007) as compared to the Lehman Treasury Inflation Protected Securities Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A Shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity, at least $250 million par amount outstanding, and are investment-grade rated (Baa or better).

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.

[4]	Performance for Class C and Class R shares is not presented. Performance for these classes will vary due to different expense structures.
First American Funds Annual Report 2007       7

Intermediate Government Bond FUND
Investment Objective: provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Intermediate Government Bond Fund (the “fund”), Class Y shares, returned 4.84% for the fiscal year ended June 30, 2007 (Class A shares returned 4.68% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Intermediate Treasury Bond Index*, returned 5.28% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
What strategic moves were made by the fund and why?
We approached duration management tactically, taking advantage of the market’s shifting sentiments on growth, inflation, and Fed policy prospects. We maintained allocation to agency debt securities, given stable credit fundamentals, improving risk profile, and supportive technicals. This strategy helped fund performance as agencies enjoyed another year of positive excess returns.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071  (% of net assets)

U.S. Government & Agency Securities	95.8%
Short-Term Investments	4.2

100.0%
Bond Credit Quality Distribution as of June 30, 20072  (% of market value)

AAA	97.6%
AA	2.4

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
8      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]			Since Inception

	Gross	Net	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	1.36%	0.75%	2.37%	1.77%

Average annual return without sales charge (NAV)
Class A	1.36%	0.75%	4.68%	2.26%

Class Y	1.11%	0.60%	4.84%	2.41%

Lehman Intermediate Treasury Bond Index[2]	—	—	5.28%	2.68%

Value of $10,000 Investment1  as of June 30, 2007

Intermediate Government Bond Fund, Class A (NAV)	$11,104

Intermediate Government Bond Fund, Class A (POP)	$10,854

Intermediate Government Bond Fund, Class Y	$11,181

Lehman Intermediate Treasury Bond Index[2]	$11,315

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/25/2002 to 6/30/2007) as compared to the Lehman Intermediate Treasury Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A Shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.
First American Funds Annual Report 2007       9

Intermediate Term Bond FUND
Investment Objective: current income to the extent consistent with preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Intermediate Term Bond Fund (the “fund”), Class Y shares, returned 4.98% for the fiscal year ended June 30, 2007 (Class A shares returned 4.80% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Intermediate Government/ Credit Bond Index*, returned 5.76% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
With the global capital markets awash in cash and risk tolerances at high levels, all non-Treasury sectors once again had strong returns through the first quarter of 2007. Much of this outperformance was reversed in the second quarter as subprime loan issues escalated at several hedge funds and investors retreated to the safety of Treasury securities. The fund had purchased credit protection on certain corporate issuers and index products, which boosted performance as risk premiums on these securities increased (credit protection is a credit default swap that will increase in value if the price of the bond falls).
The housing market failed to recover from its year-long malaise, and mortgage securities backed by newly originated subprime and alternative documentation loans (i.e., loans requiring little or no verification of income) performed poorly amid growing concerns about higher levels of mortgage defaults and foreclosures. The portfolio’s focus on seasoned loans to prime borrowers had a modestly positive impact on performance as concerns about subprime loans mounted.
What strategic moves were made by the fund and why?
We became more defensive on corporate credit risk due to heightened risk of leveraged buyouts and expensive valuations. We did this by selling a large percentage of our corporate bond holdings and buying credit protection on both diversified baskets of bonds and on single issuers (credit protection is a credit default swap that will increase in value if the price of the bond falls). The fund had no exposure to newly issued subprime or prime loans.
In the course of the fiscal year, we increasingly emphasized holdings in mortgage bonds originated in 2004 or earlier. These securities performed well in the slower housing/higher mortgage delinquency environment and should continue to do so until the housing market recovers.
We increased our overweight to commercial mortgage-backed securities, which is a high-quality asset with minimal event risk. This strategy failed to gain traction during the fiscal year as large supply of new issues caused the sector to lag.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

U.S. Government & Agency Securities	31.6%
Asset-Backed Securities	26.5
Corporate Bonds	19.7
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	12.9
U.S. Government Agency Mortgage-Backed Securities	5.8
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	2.7
Municipal Bond	0.3
Short-Term Investments	0.6
Other Assets and Liabilities, Net[2]	(0.1)

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	76.8%
AA	2.8
A	5.3
BBB	13.3
Non-Rated	1.8

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
10      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]

	Gross	Net	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	1.01%	0.85%	2.47%	3.04%	4.80%
Average annual return without sales charge (NAV)
Class A	1.01%	0.85%	4.80%	3.50%	5.03%

Class Y	0.76%	0.70%	4.98%	3.67%	5.23%

Lehman Intermediate Government/ Credit Bond Index[2]	—	—	5.76%	4.15%	5.66%

Value of $10,000 Investment1  as of June 30, 2007

Intermediate Term Bond Fund, Class A (NAV)	$15,768

Intermediate Term Bond Fund, Class A (POP)	$15,410

Intermediate Term Bond Fund, Class Y	$16,054

Lehman Intermediate Government/ Credit Bond Index[2]	$16,706

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 10/31/1997 to 6/30/2007) as compared to the Lehman Intermediate Government/Credit Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. In each case with maturities of one to 10 years.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.
First American Funds Annual Report 2007       11

Short Term Bond FUND
Investment Objective: current income while maintaining a high degree of principal stability
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Short Term Bond Fund (the “fund”), Class Y shares, returned 4.86% for the fiscal year ended June 30, 2007 (Class A shares returned 4.60% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman 1-3 Year Government/ Credit Bond Index*, returned 5.34% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
With the global capital markets awash in cash and risk tolerances at high levels, all non-Treasury sectors once again had strong returns through the first quarter of 2007. Much of this outperformance was reversed in the second quarter as subprime loan issues escalated at several hedge funds and investors retreated to the safety of Treasury securities. The fund had purchased credit protection on certain corporate issuers and index products, which boosted performance as risk premiums on these securities increased (credit protection is a credit default swap that will increase in value if the price of the bond falls).
The housing market failed to recover from its year-long malaise, and mortgage securities backed by newly originated subprime and alternative documentation loans (i.e., loans requiring little or no verification of income) performed poorly amid growing concerns about higher levels of mortgage defaults and foreclosures. The portfolio upgraded the collateral quality of its asset-backed and mortgage-backed holdings throughout the fiscal year and had minimal exposure to securities backed by loans to nonprime borrowers. This benefited the portfolio as the problems in the subprime sector gathered steam in the second quarter of 2007.
What strategic moves were made by the fund and why?
We became more defensive on corporate credit risk due to heightened risk of leveraged buyouts and expensive valuations. We did this by selling a large percentage of our corporate bond holdings and buying credit protection on both diversified baskets of bonds and on single issuers (credit protection is a credit default swap that will increase in value if the price of the bond falls). The fund is now positioned to benefit if corporate bonds underperform.
We increased our overweight to commercial mortgage-backed securities, which is a high-quality asset with minimal event risk. This strategy failed to gain traction during the fiscal year as large supply of new issues caused the sector to lag.
When the premium for holding higher-risk assets began to increase in the second quarter of 2007, as several hedge funds had to deal with the demands of their creditors, and investors began a general flight to higher-quality securities, the portfolio increased its exposure to high-quality securities by receiving swaps (i.e., interest payments from another party on a specific principal) with a fixed interest rate. This strategic move was made by the fund in expectation of higher-quality securities outperforming lower quality.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

Asset-Backed Securities	37.2%
U.S. Government & Agency Securities	18.8
Corporate Bonds	14.7
U.S. Government Agency Mortgage-Backed Securities	11.8
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	11.4
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	4.5
Short-Term Investments	1.0
Other Assets and Liabilities, Net[2]	0.6

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	81.0%
AA	5.2
A	4.4
BBB	8.2
BB	0.5
B	0.7

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
12      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]

	Gross	Net	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	1.03%	0.75%	2.21%	2.20%	4.13%

Average annual return without sales charge (NAV)
Class A	1.03%	0.75%	4.60%	2.66%	4.37%

Class Y	0.78%	0.60%	4.86%	2.83%	4.49%

Lehman 1-3 Year Government/ Credit Bond Index[2]	—	—	5.34%	3.19%	4.90%

Value of $10,000 Investment1  as of June 30, 2007

Short Term Bond Fund, Class A (NAV)	$15,070

Short Term Bond Fund, Class A (POP)	$14,729

Short Term Bond Fund, Class Y	$15,250

Lehman 1-3 Year Government/ Credit Bond Index[2]	$15,821

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/30/1997 to 6/30/2007) as compared to the Lehman 1-3 Year Government/ Credit Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index of one-to-three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.
First American Funds Annual Report 2007       13

Total Return Bond FUND
Investment Objective: high current income consistent with prudent risk to capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American Total Return Bond Fund (the “fund”), Class Y shares, returned 4.73% for the fiscal year ended June 30, 2007 (Class A shares returned 4.36% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Aggregate Bond Index*, returned 6.12% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
With the global capital markets awash in cash and risk tolerances at high levels, all non-Treasury sectors once again had strong returns through the first quarter of 2007. Much of this outperformance was reversed in the second quarter as subprime loan issues escalated at several hedge funds and investors retreated to the safety of Treasury securities. The fund had purchased credit protection on certain corporate issuers and index products, which boosted performance as risk premiums on these securities increased (credit protection is a credit default swap that will increase in value if the price of the bond falls).
The housing market failed to recover from its year-long malaise, and mortgage securities backed by newly originated subprime and alternative documentation loans (i.e., loans requiring little or no verification of income) performed poorly amid growing concerns about higher levels of mortgage defaults and foreclosures. The portfolio’s focus on seasoned loans to prime borrowers was beneficial to the fund during the fiscal year, confirming our belief that these loans offer an attractive risk/return profile.
Portfolio Allocation as of June 30, 20071 (% of net assets)

U.S. Government Agency Mortgage-Backed Securities	32.7%
Asset-Backed Securities	19.6
Corporate Bonds	16.7
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	14.2
U.S. Government & Agency Securities	11.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	3.0
Common Stocks	0.7
Preferred Stock	0.2
Municipal Bond	0.2
Convertible Security	0.1
Short-Term Investments	5.9
Other Assets and Liabilities, Net[2]	(4.4)

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	82.8%
AA	2.6
A	1.9
BBB	7.6
BB	3.0
B	1.6
Not-Rated	0.5

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
14      First American Funds Annual Report 2007

High-yield and emerging-market bonds performed very well during the fiscal year. Positions in these sectors added to the fund’s return. In the latter half of the fiscal year, these positions were gradually reduced as they reached our valuation targets.
The dollar remained volatile during the fiscal year, generally depreciating against the currencies of countries with higher yields than the United States, but significantly appreciating against the yen. The dollar and U.S. bonds benefited as Asian nations recycled their current account surpluses by investing the savings. U.S. bonds outperformed most foreign markets following the Fed’s end to monetary tightening. Foreign positions detracted from fund’s performance during the fiscal year.
What strategic moves were made by the fund and why?
We became more defensive on corporate credit risk due to heightened risk of leveraged buyouts and expensive valuations. We did this by selling a large percentage of our corporate bond holdings gradually during the year. We also bought credit protection on both diversified baskets of bonds and on single issuers (credit protection is a credit default swap that will increase in value if the price of the bond falls). While this strategy failed to make meaningful impact on performance during the fiscal year, we believe that a defensive positioning in credit will prove beneficial in the coming quarters if corporate bonds should underperform.
We also assumed a more defensive position on high-yield and emerging-market debt, given expensive valuations and deteriorating fundamentals. We reduced these holdings as their period of outperformance was nearing the end. We also bought credit protection to hedge our remaining holdings and to benefit from further underperformance of these sectors.
In the course of the fiscal year, we increasingly emphasized holdings in mortgage bonds originated in 2004 or earlier. These securities performed well in the slower housing/higher mortgage delinquency environment and should continue to do so until the housing market recovers.
We increased our overweight to commercial mortgage-backed securities, which is a high-quality asset with minimal event risk. This strategy failed to gain traction during the fiscal year as large supply of new issues caused the sector to lag.
The fund was positioned for a weaker dollar, as both cyclical and long-term economic trends increasingly pressured the currency. We maintained positions in high-quality foreign government bonds which are attractive in comparison to the United States.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
First American Funds Annual Report 2007       15

Total Return Bond fund continued
Annual Performance1  as of June 30, 2007

	Expense Ratios[3]				Since Inception

	Gross	Net	1 year	5 years	2/01/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	1.16%	1.00%	(0.10)%	4.30%	5.10%	—

Class B	1.91%	1.75%	(1.30)%	4.12%	4.93%	—

Class C	1.91%	1.75%	2.71%	4.45%	4.91%	—

Average annual return without sales charge (NAV)
Class A	1.16%	1.00%	4.36%	5.22%	5.71%	—

Class B	1.91%	1.75%	3.69%	4.46%	4.93%	—

Class C	1.91%	1.75%	3.70%	4.45%	4.91%	—

Class R	1.41%	1.25%	4.20%	5.10%	—	4.60%

Class Y	0.91%	0.75%	4.73%	5.50%	5.97%	—

Lehman Aggregate Bond Index[2]	—	—	6.12%	4.48%	6.24%	4.68%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

[2]	An unmanaged index comprised of the Lehman Government/ Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/ Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.
16      First American Funds Annual Report 2007

Value of $10,000 Investment1, 2  as of June 30, 2007

Total Return Bond Fund, Class A (NAV)	$15,095

Total Return Bond Fund, Class A (POP)	$14,459

Total Return Bond Fund, Class Y	$15,372

Lehman Aggregate Bond Index[3]	$15,661

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 2/01/2000 to 6/30/2007) as compared to the Lehman Aggregate Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

[2]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

[3]	An unmanaged index comprised of the Lehman Government/ Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/ Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.
First American Funds Annual Report 2007       17

U.S. Government Mortgage FUND
Investment Objective: high current income to the extent consistent with the preservation of capital
How did the fund perform for the fiscal year ended June 30, 2007?
The First American U.S. Government Mortgage Fund (the “fund”), Class Y shares, returned 5.23% for the fiscal year ended June 30, 2007 (Class A shares returned 5.07% without taking the sales charge into account). By comparison, the fund’s benchmark, the Lehman Mortgage-Backed Securities Index*, returned 6.39% for the same period.
What were the general economic and market conditions during the fiscal year?
Economic growth was generally below the economy’s long-term potential during the second half of 2006 and the first quarter of 2007. Most indicators point to an improvement in growth during the second quarter to slightly above the economy’s long-term potential, but the improvement in growth primarily reflects an increase in production to rebuild inventories. Final domestic demand growth has moderated, and this moderation is expected to persist during the second half of 2007 as the housing market remains weak, home prices decline, and higher energy prices have a negative effect on real purchasing power. But at the same time, strong global growth should continue to provide a positive offset, with U.S. export growth helping to support U.S. economic activity.
Core inflation has slowed faster than anticipated and is now back within the Federal Reserve’s comfort zone. But overall inflation risks remain elevated, with energy and food prices continuing to rise and the low unemployment rate suggesting that resource utilization remains at a relatively high level. The combination of moderate growth, decelerating inflation, and high levels of resource utilization has resulted in the Fed’s leaving policy rates unchanged over the past year. The Fed should have sufficient flexibility to lower policy rates to support economic activity, should that be necessary, given the current inflation environment. While bond yields rose substantially from early May to mid-June, they have since stabilized and currently remain below the Fed funds rate. Subsequent to fiscal year end, liquidity conditions in the fixed income markets became challenged and the situation is ongoing. The Fed has taken initial steps to improve liquidity, however it remains to be seen what impact liquidity conditions will have on the markets going forward.
How did market conditions and investment strategies affect the fund’s performance?
Interest rates were somewhat volatile within a range during the fiscal year as Fed easing expectations were priced in and out of the market. As a result, the fund’s interest-rate strategy was not a major contributor to returns. Short-term rates ended marginally lower over the time frame, which helped performance.
U.S. agency mortgage-backed securities performed well in the second half of 2006 as the stable-rate environment and general low-volatility landscape were conducive to stable prepayments and strong income generation. As we entered 2007, high levels of refinancing activity out of resetting adjustable-rate mortgage bonds into fixed-rate mortgage-backed securities created a supply/demand imbalance that the market is currently trying to digest. Fixed-rate mortgage-backed securities have accordingly underperformed recently, and the portfolio benefited modestly from this as we were overweight in hybrid adjustable-rate mortgage securities and other short-duration mortgage bonds.
What strategic moves were made by the fund and why?
We became more defensive on mortgage-backed securities in the first quarter of 2007 due to the weaker housing market and higher levels of mortgage supply. In the portfolio, we underweighted 30-year fixed-rate discount mortgage-backed securities and focused on seasoned mortgage bonds (originating prior to 2005) that have more embedded home price appreciation, which will result in more borrower mobility and more stable prepayments. We also overweighted hybrid adjustable-rate mortgage bonds and short structured mortgage-backed securities, which have lower price volatility than mortgage-backed pass-through securities (i.e., those guaranteed and issued by the Government National Mortgage Association).
We augmented our position in AAA-rated commercial mortgage-backed securities. The subprime loan contagion caused commercial mortgage-backed security yields to rise (an unwarranted development, in our view), and we believe this sector will outperform mortgage-backed pass-throughs over the balance of the year.
When the premium for holding higher-risk assets began to increase in the second quarter of 2007, as several hedge funds had to deal with the demands of their creditors and investors began a general flight to higher-quality securities, the portfolio increased its exposure to high-quality securities by receiving swaps (i.e., interest payments from another party on a specific principal) with a fixed interest rate. This strategic move was made by the fund in expectation of higher-quality securities outperforming lower quality.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.
Portfolio Allocation as of June 30, 20071 (% of net assets)

U.S. Government Agency Mortgage-Backed Securities	88.7%
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	22.0
Asset-Backed Securities	2.7
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	1.9
Short-Term Investments	4.2
Other Assets and Liabilities, Net[2]	(19.5)

100.0%
Bond Credit Quality Distribution as of June 30, 20073 (% of market value)

AAA	95.3%
AA	4.7

100.0%

[1]	Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Investments in securities typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

[3]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.
18      First American Funds Annual Report 2007

Annual Performance1  as of June 30, 2007

	Expense Ratios[3]					Since Inception

	Gross	Net	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	1.14%	0.95%	0.62%	2.29%	4.37%	—

Class B	1.89%	1.70%	(0.74)%	1.90%	4.04%	—

Class C	1.89%	1.70%	3.19%	2.42%	—	2.67%
Average annual return without sales charge (NAV)
Class A	1.14%	0.95%	5.07%	3.19%	4.82%	—

Class B	1.89%	1.70%	4.26%	2.42%	4.04%	—

Class C	1.89%	1.70%	4.19%	2.42%	—	2.67%

Class R	1.39%	1.20%	4.82%	3.05%	4.70%	—

Class Y	0.89%	0.70%	5.23%	3.45%	5.05%	—

Lehman Mortgage-Backed Securities Index[2]	—	—	6.39%	4.15%	5.87%	4.48%

Value of $10,000 Investment 1, 4  as of June 30, 2007

U.S. Government Mortgage Fund, Class A (NAV)	$15,507

U.S. Government Mortgage Fund, Class A (POP)	$14,850

U.S. Government Mortgage Fund, Class Y	$15,829

Lehman Mortgage-Backed Securities Index[2]	$16,935

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 11/30/1997 to 6/30/2007) as compared to the Lehman Mortgage-Backed Securities Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the U.S. Government Mortgage Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

[2]	An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

[3]	The fund’s advisor has agreed to voluntarily waive fees and reimburse fund expenses through June 30, 2008, so that the expense ratio will not exceed the percentage listed. This agreement may not be terminated before then without the board of directors’ approval. The expense ratios are per the most current prospectus.

[4]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.
First American Funds Annual Report 2007       19

Expense Examples
As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.
Actual Expenses
For each class of each fund, two lines are presented in the table below – the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value in the fund and class divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Core Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$1,006.10	$4.73

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class B Actual[2]	$1,000.00	$1,002.50	$8.44

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class C Actual[2]	$1,000.00	$1,002.50	$8.44

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class R Actual[2]	$1,000.00	$1,004.90	$5.97

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

Class Y Actual[2]	$1,000.00	$1,007.30	$3.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.61%, 0.25%, 0.25%, 0.49%, and 0.73% for Class A, Class B, Class C, Class R, and Class Y, respectively.
20      First American Funds Annual Report 2007

High Income Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$1,027.90	$5.53

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class B Actual[2]	$1,000.00	$1,024.30	$9.29

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

Class C Actual[2]	$1,000.00	$1,024.20	$9.28

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

Class R Actual[2]	$1,000.00	$1,026.20	$6.78

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,029.10	$4.28

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of 2.79%, 2.43%, 2.42%, 2.62%, and 2.91% for Class A, Class B, Class C, Class R, and Class Y, respectively.
Inflation Protected Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$1,007.60	$4.23

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual[4]	$1,000.00	$1,003.90	$7.95

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00

Class R Actual[4]	$1,000.00	$1,006.40	$5.47

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class Y Actual[4]	$1,000.00	$1,008.80	$2.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.76%, 0.39%, 0.64%, and 0.88% for Class A, Class C, Class R, and Class Y, respectively.
Intermediate Government Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$1,010.10	$3.74

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[6]	$1,000.00	$1,010.90	$2.99

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of 1.01% and 1.09% for Class A and Class Y, respectively.
First American Funds Annual Report 2007       21

Expense Examples (continued)
Intermediate Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$1,008.20	$4.23

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[2]	$1,000.00	$1,010.00	$3.49

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.82% and 1.00% for Class A and Class Y, respectively.
Short Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[4]	$1,000.00	$1,018.40	$3.75

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class Y Actual[4]	$1,000.00	$1,019.10	$3.00

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2007 of 1.84% and 1.91% for Class A and Class Y, respectively.
Total Return Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[6]	$1,000.00	$1,003.50	$4.97

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

Class B Actual[6]	$1,000.00	$1,000.80	$8.68

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

Class C Actual[6]	$1,000.00	$1,000.90	$8.68

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

Class R Actual[6]	$1,000.00	$1,002.20	$6.21

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

Class Y Actual[6]	$1,000.00	$1,005.70	$3.73

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.00%, 1.75%, 1.75%, 1.25%, and 0.75% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.35%, 0.08%, 0.09%, 0.22% ,and 0.57% for Class A, Class B, Class C, Class R, and Class Y, respectively.
22      First American Funds Annual Report 2007

U.S. Government Mortgage Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/07 to
	Value (1/01/07)	Value (6/30/07)	6/30/07)
Class A Actual[2]	$1,000.00	$1,002.70	$4.72

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

Class B Actual[2]	$1,000.00	$999.00	$8.43

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class C Actual[2]	$1,000.00	$999.00	$8.43

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

Class R Actual[2]	$1,000.00	$1,001.40	$5.95

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

Class Y Actual[2]	$1,000.00	$1,003.90	$3.48

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2007 of 0.27%, -0.10%, -0.10%, 0.14%, and 0.39% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2007       23

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Investment Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Bond, High Income Bond, Inflation Protected Securities, Intermediate Government Bond, Intermediate Term Bond, Short Term Bond, Total Return Bond, and U.S. Government Mortgage Funds (each a series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2007, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of June 30, 2007 and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights as referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2007, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
August 22, 2007
24      First American Funds Annual Report 2007

Schedule of  Investments June 30, 2007, all dollars are rounded to thousands (000)

Core Bond Fund
DESCRIPTION	PAR	VALUE

U.S. Government Agency Mortgage-Backed Securities – 37.9%
Adjustable Rate (a) – 3.6%
Federal Home Loan Mortgage Corporation Pool
6.602%, 05/01/2025, #846757	$276	$281
7.046%, 04/01/2029, #847190 (b)	1,898	1,952
7.246%, 03/01/2030, #847180	2,530	2,568
6.507%, 07/01/2030, #847240 (b)	2,794	2,817
6.657%, 06/01/2031, #846984	1,071	1,075
5.778%, 07/01/2036, #1K1238 (b)	12,087	12,043
5.603%, 05/01/2037, #1H1396 (b)	16,785	16,741
Federal National Mortgage Association Pool
7.134%, 08/01/2030, #555843 (b)	6,871	7,065
7.213%, 03/01/2031, #545359	702	709
7.026%, 09/01/2033, #725553	2,443	2,478
5.268%, 11/01/2034, #735054 (b)	11,374	11,230

		58,959

Fixed Rate – 34.3%
Federal Home Loan Mortgage Corporation Pool
4.000%, 04/01/2008, #M90808 (b)	6,072	6,001
4.000%, 10/01/2010, #M80855 (b)	10,264	9,965
4.500%, 03/01/2018, #P10023	2,723	2,634
4.500%, 05/01/2018, #P10032 (b)	5,438	5,259
5.000%, 05/01/2018, #E96700 (b)	9,815	9,521
6.500%, 01/01/2028, #G00876	1,148	1,168
6.500%, 11/01/2028, #C00676	2,344	2,395
6.500%, 12/01/2028, #C00689	1,642	1,677
6.500%, 04/01/2029, #C00742	975	996
6.500%, 07/01/2031, #A17212 (b)	4,745	4,841
6.000%, 11/01/2033, #A15521	3,671	3,656
Federal National Mortgage Association Pool
7.750%, 06/01/2008, #001464	1	1
3.790%, 07/01/2013, #386314 (b)	24,545	22,540
5.500%, 02/01/2014, #440780	2,162	2,148
7.000%, 02/01/2015, #535206	554	571
7.000%, 08/01/2016, #591038	850	875
5.500%, 12/01/2017, #673010 (b)	4,220	4,173
5.000%, 06/01/2018, #555545 (b)	6,765	6,563
5.000%, 11/01/2018, #750989	16,183	15,699
4.500%, 01/01/2019, #755666 (b)	4,053	3,861
5.000%, 11/01/2019, #725934	3,285	3,183
5.500%, 01/01/2020, #735386	7,513	7,428
5.500%, 06/01/2020, #735792	6,424	6,351
5.000%, 02/01/2021, #745279 (b)	22,270	21,537
5.000%, 02/01/2022, #912554	10,054	9,716
6.000%, 10/01/2022, #254513	4,247	4,262
5.500%, 10/01/2024, #255456	11,496	11,232
5.500%, 01/01/2025, #255575 (b)	9,702	9,479
5.500%, 02/01/2025, #255628 (b)	13,889	13,571
5.500%, 10/01/2025, #255956 (b)	17,504	17,082
7.000%, 04/01/2026, #340798	428	443
7.000%, 05/01/2026, #250551	477	494
6.500%, 02/01/2029, #252255	1,954	1,995
6.500%, 12/01/2031, #254169	4,846	4,885
6.000%, 04/01/2032, #745101 (b)	11,344	11,394
7.000%, 07/01/2032, #254379	2,740	2,839
7.000%, 07/01/2032, #545813	1,216	1,260
7.000%, 07/01/2032, #545815	741	768
6.000%, 09/01/2032, #254447 (b)	4,854	4,831
6.000%, 03/01/2033, #688330 (b)	7,508	7,474
5.500%, 04/01/2033, #694605 (b)	9,617	9,318
6.500%, 05/01/2033, #555798 (b)	6,213	6,334
5.500%, 06/01/2033, #843435 (b)	6,890	6,677
5.500%, 07/01/2033, #709446 (b)	11,383	11,029
5.500%, 07/01/2033, #728667	4,070	3,944
5.500%, 08/01/2033, #733380	10,769	10,434
5.000%, 09/01/2033, #713735	13,109	12,348
5.000%, 10/01/2033, #741897 (b)	12,037	11,338
5.500%, 10/01/2033, #555800 (b)	16,231	15,726
6.000%, 11/01/2033, #772130	770	766
6.000%, 11/01/2033, #772256	1,145	1,139
5.500%, 12/01/2033, #756202 (b)	8,230	7,974
6.000%, 12/01/2033, #756200 (b)	3,676	3,654
5.000%, 03/01/2034, #725205 (b)	7,692	7,246
5.000%, 03/01/2034, #725248 (b)	3,813	3,592
5.000%, 03/01/2034, #725250 (b)	6,916	6,514
5.500%, 04/01/2034, #725424 (b)	9,904	9,596
5.500%, 05/01/2034, #357571 (b)	12,701	12,297
5.000%, 06/01/2034, #782909	5,585	5,255
6.500%, 06/01/2034, #735273 (b)	9,425	9,591
5.000%, 07/01/2034 (c)	17,565	16,456
5.500%, 07/01/2034 (c)	34,175	32,958
5.500%, 08/01/2034, #745563 (b)	12,601	12,209
5.500%, 10/01/2034, #255411	2,261	2,189
6.000%, 10/01/2034, #781776	1,945	1,931
5.500%, 03/01/2036, #745354	24,558	23,746
6.500%, 04/01/2036, #831377	6,034	6,092
6.500%, 04/01/2036, #852909 (b)	6,149	6,209
6.500%, 07/01/2036, #831683	8,932	9,019
6.000%, 08/01/2036, #885536 (b)	7,331	7,256
6.500%, 08/01/2036, #893318 (b)	7,672	7,746
6.000%, 09/01/2036, #900555 (b)	15,018	14,895
5.500%, 02/01/2037, #905161 (b)	8,401	8,106
6.000%, 07/01/2037 (c)	16,565	16,384
Government National Mortgage Association Pool
5.750%, 08/20/2023, #008259	2	2
7.500%, 11/15/2030, #537699 (b)	478	501

		565,239

Total U.S. Government Agency Mortgage-Backed Securities (Cost $638,130)		624,198

Asset-Backed Securities – 20.5%
Automotive – 2.7%
FTN Financial Auto Securitization Trust
Series 2004-A, Class A
2.550%, 06/15/2010 (d)	4,085	4,078
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	7,325	7,282
Hertz Vehicle Financing
Series 2005-2A, Class A6
5.080%, 11/25/2011 (d)	14,690	14,486
Volkswagen Auto Loan Enhanced Trust
Series 2005-1, Class A4
4.860%, 04/20/2012	18,400	18,255

		44,101

Commercial Mortgages – 11.9%
Banc of America Commercial Mortgage
Series 2004-5, Class A3
4.561%, 11/10/2041	14,830	14,251
Series 2006-2, Class A4
5.930%, 05/10/2045	4,085	4,073
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040	10,185	9,915
First American Funds Annual Report 2007       25

Schedule of  Investments continued

Core Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 (d)	$9,225	$9,191
Series 2004-RS1, Class A
4.018%, 03/03/2041 (d)	8,848	8,533
Series 2005-LP5, Class A2
4.630%, 05/10/2043	14,130	13,846
Deutsche Mortgage and Asset Receiving
Series 1998-C1, Class A2
6.538%, 06/15/2031	2,719	2,721
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	11,590	11,395
GMAC Commercial Mortgage Securities
Series 2004-C2, Class A1
3.896%, 08/10/2038	6,336	6,226
Series 2005-C1, Class A2
4.471%, 05/10/2043	19,200	18,739
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	14,170	13,645
GS Mortgage Securities II
Series 2006-RR2, Class A1
5.812%, 06/23/2046 (d)	14,735	14,450
Series 2006-RR3, Class A1S
5.760%, 03/18/2049 (d)	17,390	16,970
J.P. Morgan Chase Commercial Mortgage Securities
Series 2005-LDP5, Class A4
5.345%, 12/15/2044 (a)	8,635	8,342
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A2
3.086%, 05/15/2027	19,520	19,145
Series 2005-C7, Class A2
5.103%, 11/15/2030	12,790	12,641
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5
4.661%, 05/15/2044	13,390	12,782

		196,865

Credit Cards – 2.3%
Bank of America Credit Card Trust
Series 2007-A8, Class A8
5.590%, 11/17/2014	25,470	25,633
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	11,485	11,488

		37,121

Home Equity – 0.1%
Amresco Residential Security Mortgage Series 1997-3, Class A9
6.960%, 03/25/2027	105	105
Countrywide Asset-Backed Certificates
Series 2003-SC1, Class M2
6.820%, 09/25/2023 (a)	900	900
Saxon Asset Securities Trust
Series 2004-1, Class A
5.860%, 03/25/2035 (a)	178	179

		1,184

Other – 2.8%
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 (d)	11,480	11,101
Series 2006-1, Class C
5.707%, 02/15/2036 (d)	8,093	8,043
GRP/ AG Real Estate Asset Trust
Series 2005-1, Class A
4.850%, 01/25/2035 (d)	530	526
Small Business Administration
Series 2005-P10B, Class 1
4.940%, 08/10/2015	10,133	9,850
Series 2006-P10B, Class 1
5.681%, 08/10/2016	16,955	16,799

		46,319

Utilities – 0.7%
PG & E Energy Recovery Funding
Series 2005-2, Class A2
5.030%, 03/25/2014	11,705	11,594

Total Asset-Backed Securities (Cost $342,368)		337,184

U.S. Government & Agency Securities – 14.4%
U.S. Agency Debentures – 4.3%
Federal National Mortgage Association
3.875%, 02/15/2010 (b)	19,000	18,404
5.125%, 04/15/2011 (b)	17,350	17,287
6.125%, 03/15/2012 (b)	9,200	9,514
5.250%, 08/01/2012 (b)	25,350	25,132

		70,337

U.S. Treasuries – 10.1%
U.S. Treasury Bond (STRIPS)
0.000%, 02/15/2023 (b) (e)	23,900	10,541
U.S. Treasury Bonds
8.750%, 08/15/2020 (b)	6,300	8,413
6.250%, 08/15/2023 (b)	18,500	20,542
7.625%, 02/15/2025 (b)	6,055	7,711
5.500%, 08/15/2028 (b)	8,950	9,285
5.250%, 11/15/2028 (b)	20,000	20,138
4.500%, 02/15/2036 (b)	7,185	6,506
U.S. Treasury Notes
4.875%, 08/15/2009 (b)	9,830	9,823
4.625%, 12/31/2011 (b)	3,015	2,978
4.625%, 02/29/2012 (b)	25,005	24,685
4.500%, 03/31/2012 (b)	30,685	30,124
3.000%, 07/15/2012 (b) (f)	16,435	16,753

		167,499

Total U.S. Government & Agency Securities (Cost $243,466)		237,836

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 13.5%
Adjustable Rate (a) – 6.1%
Citigroup Mortgage Loan Trust
Series 2005-7, Class 2A1A
4.861%, 09/25/2035	11,194	11,015
Countrywide Home Loans
Series 2006-HYB5, Class 3A1A
5.984%, 09/20/2036	15,301	15,285
The accompanying notes are an integral part of the financial statements.
26      First American Funds Annual Report 2007

Core Bond Fund (continued)
DESCRIPTION	PAR	VALUE

GMAC Mortgage Corporation Loan Trust
Series 2003-AR2, Class 4A1
4.734%, 12/19/2033	$11,472	$11,112
J.P. Morgan Mortgage Trust
Series 2005-A1, Class 3A2
5.031%, 02/25/2035	6,543	6,395
Residential Funding Mortgage Securities I Series 2006-SA2, Class 4A1
5.871%, 08/25/2036	12,287	12,158
Sequoia Mortgage Trust
Series 2004-4, Class X1
0.765%, 05/20/2034 (g)	54,517	53
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-11, Class A
7.317%, 08/25/2034	675	679
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
4.945%, 10/20/2035	8,069	8,062
Washington Mutual
Series 2004-AR7, Class A6
3.942%, 07/25/2034	12,035	11,723
Wells Fargo Mortgage Backed Securities Trust
Series 2003-D, Class A1
4.792%, 02/25/2033	4,401	4,440
Series 2004-N, Class A3
4.099%, 08/25/2034	7,388	7,331
Series 2006-AR1, Class 2A2
5.554%, 03/25/2036	12,112	12,008

		100,261

Fixed Rate – 7.4%
ABN AMRO Mortgage
Series 2003-7, Class A1
4.750%, 07/25/2018	17,238	16,565
Banc of America Mortgage Securities Series 2003-6, Class 1A30
4.750%, 08/25/2033	7,350	7,225
Countrywide Alternative Loan Trust
Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	6,614	6,453
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	4,272	4,178
Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	5,154	5,066
Credit Suisse First Boston Mortgage Securities
Series 2005-3, Class 5A1
5.500%, 07/25/2020	7,308	7,259
Series 2003-8, Class DB1
6.245%, 04/25/2033	5,136	5,176
First Horizon Mortgage Pass-Through Trust
Series 2004-4, Class 2A1
4.500%, 07/25/2019	2,737	2,709
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class A7
6.500%, 01/25/2035	8,228	8,250
GS Mortgage Securities II
Series 2007-GG10, Class A4
5.993%, 08/10/2045 (c)	6,515	6,496
GSR Mortgage Loan Trust
Series 2004-10F, Class 3A1
5.500%, 08/25/2019	6,420	6,303
Master Alternative Loans Trust
Series 2005-2, Class 1A3
6.500%, 03/25/2035	3,363	3,379
Master Asset Securitization Trust
Series 2003-6, Class 3A1
5.000%, 07/25/2018	8,080	7,853
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A
6.154%, 11/25/2034	6,037	6,023
Residential Asset Mortgage Products
Series 2003-SL1, Class M1
7.319%, 04/25/2031	8,219	8,501
Series 2004-SL4, Class A3
6.500%, 07/25/2032	3,519	3,563
Washington Mutual
Series 2004-CB1, Class 1A
5.250%, 06/25/2019	10,412	10,281
Wells Fargo Mortgage Backed Securities Trust
Series 2003-14, Class A1
4.750%, 12/25/2018	8,228	7,837
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 (h)	56	56

		123,173

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities (Cost $226,301)		223,434

Corporate Bonds – 10.7%
Banking – 0.8%
First National Bank of Chicago
8.080%, 01/05/2018	1,324	1,472
J.P. Morgan Chase
5.150%, 10/01/2015 (b)	5,660	5,382
Lloyds
6.267%, 12/31/2049 (a) (d)	5,000	4,744
Wells Fargo Capital X
5.950%, 12/15/2036	2,760	2,574

		14,172

Basic Industry – 1.0%
Celulosa Arauco y Constitucion
5.625%, 04/20/2015	3,000	2,899
Falconbridge
7.350%, 06/05/2012	5,135	5,491
Southern Copper
7.500%, 07/27/2035	2,640	2,834
Teck Cominco Limited
6.125%, 10/01/2035	2,785	2,575
Vale Overseas
6.250%, 01/11/2016	2,380	2,361

		16,160

Brokerage – 1.3%
Lehman Brothers Holdings
5.750%, 01/03/2017	4,495	4,367
Merrill Lynch
6.050%, 05/16/2016	9,170	9,070
Morgan Stanley
5.375%, 10/15/2015	8,270	7,919

		21,356

Capital Goods – 0.2%
Siemens Financiering
6.125%, 08/17/2026 (d)	3,070	3,030

First American Funds Annual Report 2007       27

Schedule of  Investments continued

Core Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Communications – 0.9%
News America Holdings
7.700%, 10/30/2025	$4,015	$4,442
Telecom Italia Capital
4.000%, 11/15/2008	5,765	5,642
Telefonica Emisones
6.221%, 07/03/2017 (c)	2,360	2,354
Vodafone Group
6.150%, 02/27/2037 (b)	2,000	1,861

		14,299

Consumer Cyclical – 0.9%
DaimlerChrysler
4.875%, 06/15/2010	3,735	3,664
Duty Free International
7.000%, 01/15/2004 (h) (i) (j)	2,191	438
Home Depot
5.875%, 12/16/2036	7,745	6,901
Viacom
6.875%, 04/30/2036	4,105	3,966

		14,969

Electric – 1.4%
Florida Power & Light
5.650%, 02/01/2037	4,160	3,898
MidAmerican Energy Holdings
6.125%, 04/01/2036	5,185	5,009
Ohio Power, Series K
6.000%, 06/01/2016	4,100	4,104
Oncor Electric Delivery
7.000%, 05/01/2032	5,115	5,386
Pacific Gas & Electric
6.050%, 03/01/2034	4,650	4,505

		22,902

Energy – 1.2%
Gazprom International
7.201%, 02/01/2020 (d)	4,931	5,106
Nexen
6.400%, 05/15/2037	1,950	1,864
Petro-Canada
5.350%, 07/15/2033 (b)	3,155	2,698
Tengizcheveroil Finance
6.124%, 11/15/2014 (d)	4,655	4,568
Valero Energy
6.625%, 06/15/2037	5,255	5,231

		19,467

Finance – 1.1%
American General Finance
3.875%, 10/01/2009	5,545	5,365
SLM
5.400%, 10/25/2011	4,705	4,309
Transcapitalinvest
5.670%, 03/05/2014 (d)	8,475	8,194

		17,868

Insurance – 0.4%
Allied World Assurance
7.500%, 08/01/2016	6,415	6,743

Real Estate – 0.7%
Health Care Properties – REIT Series MTN
6.300%, 09/15/2016	4,540	4,537
Prologis 2006 – REIT
5.750%, 04/01/2016	6,835	6,741

		11,278

Sovereign – 0.2%
United Mexican States
5.625%, 01/15/2017 (b)	3,835	3,754

Technology – 0.6%
Chartered Semiconductor
6.375%, 08/03/2015	1,715	1,708
Jabil Circuit
5.875%, 07/15/2010	8,660	8,580

		10,288

Total Corporate Bonds (Cost $181,475)		176,286

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 2.5%
Fixed Rate – 2.4%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011 (b)	8,708	8,526
Series 6, Class C
9.050%, 06/15/2019	27	27
Series 1022, Class J
6.000%, 12/15/2020	38	38
Series 162, Class F
7.000%, 05/15/2021	111	111
Series 188, Class H
7.000%, 09/15/2021	271	270
Series 1790, Class A
7.000%, 04/15/2022	89	91
Series 2901, Class UB
5.000%, 03/15/2033 (b)	5,000	4,728
Federal National Mortgage Association Series 1998-M1, Class A2
6.250%, 01/25/2008	561	560
Series 1988-24, Class G
7.000%, 10/25/2018	62	64
Series 1989-24, Class H
9.000%, 07/25/2019	51	54
Series 1989-90, Class E
8.700%, 12/25/2019	8	8
Series 1990-30, Class E
6.500%, 03/25/2020	31	31
Series 1990-61, Class H
7.000%, 06/25/2020	39	40
Series 1990-72, Class B
9.000%, 07/25/2020	30	32
Series 1990-102, Class J
6.500%, 08/25/2020	41	41
Series 1990-105, Class J
6.500%, 09/25/2020	404	407
Series 1991-56, Class M
6.750%, 06/25/2021	133	135
Series 1992-120, Class C
6.500%, 07/25/2022	58	59
Series 2005-44, Class PC
5.000%, 11/25/2027 (b)	13,520	13,219
Series 2005-62, Class JE
5.000%, 06/25/2035 (b)	11,834	11,495

		39,936

Z-Bonds (k) – 0.1%
Federal Home Loan Mortgage Corporation Series 1118, Class Z
8.250%, 07/15/2021	60	64
The accompanying notes are an integral part of the financial statements.
28      First American Funds Annual Report 2007

Core Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Federal National Mortgage Association Series 1991-134, Class Z
7.000%, 10/25/2021	$283	$289
Series 1996-35, Class Z
7.000%, 07/25/2026	844	865

		1,218

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities (Cost $41,910)		41,154

Short-Term Investments – 4.5%
Money Market Fund – 4.2%
First American Prime Obligations Fund, Class Z (l)	69,123,360	69,123

U.S. Treasury Obligations (m) – 0.3%
U.S. Treasury Bills
4.547%, 08/23/2007	$1,360	1,351
4.631%, 10/04/2007	3,515	3,472

		4,823

Total Short-Term Investments (Cost $73,946)		73,946

Investment Purchased with Proceeds from Securities Lending – 41.9%
Mount Vernon Securities Lending Prime Portfolio (n) (Cost $690,051)	690,051,324	690,051

Total Investments – 145.9% (Cost $2,437,647)		2,404,089

Other Assets and Liabilities, Net – (45.9)%		(756,350)

Total Net Assets – 100.0%		$1,647,739

(a)	Variable Rate Security – The rate shown is the rate in effect at June 30, 2007.

(b)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $675,808 at June 30, 2007. See note 2 in Notes to Financial Statements.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $74,167 or 4.5% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $113,020 or 6.9% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Principal Only.

(f)	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(g)	Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate in effect as of June 30, 2007.

(h)	Security considered illiquid. As of June 30, 2007, the value of these investments was $494 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(i)	Security is fair valued. As of June 30, 2007, the fair value of this investment was $438 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(j)	Security is in default at June 30, 2007.

(k)	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

(l)	Investment in affiliated security. This money market fund is advised by FAF Advisors Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(m)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(n)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
STRIPS – Separate Trading of Registered Interest and Principal Securities
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

British Pounds Currency Futures	65	$8,147	September 2007	$142
Canadian Dollar Currency Futures	45	4,242	September 2007	14
Euro Currency Futures	68	11,533	September 2007	151
Swiss Franc Currency Futures	118	12,142	September 2007	185
U.S. Treasury 2 Year Note Futures	(1,948)	(396,966)	September 2007	(865)
U.S. Treasury 5 Year Note Futures	1,482	154,244	September 2007	(417)
U.S. Treasury 10 Year Note Futures	(3,917)	(414,037)	September 2007	(669)
U.S. Treasury Long Bond Futures	559	60,232	September 2007	(274)

				$(1,733)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	06/20/2012	$4,100	$—
Citigroup	Lennar Corporation	Buy	1.050%	09/20/2012	4,000	16
Citigroup	Ryland Group	Buy	1.250%	09/20/2012	4,000	(16)
Deutsche Bank	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	17,200	51
Deutsche Bank	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	17,000	274
J.P. Morgan	Centurytel, Inc.	Buy	0.540%	09/20/2012	6,535	(6)
J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	43,500	179
J.P. Morgan	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	8,100	73
First American Funds Annual Report 2007       29

Schedule of  Investments continued
Core Bond Fund (concluded)

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

J.P. Morgan	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	$8,200	$23
J.P. Morgan	Honeywell International	Buy	0.410%	09/20/2017	7,000	—
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	06/12/2012	5,700	(24)
UBS	Amerisourcebergen Corporation	Buy	0.585%	09/20/2012	6,000	(10)
UBS	Cardinal Health, Inc.	Buy	0.320%	09/20/2012	6,000	(6)
UBS	Constellation Energy Group, Inc.	Buy	0.230%	06/20/2012	4,100	2
UBS	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	8,900	53
UBS	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	9,000	185
UBS	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	8,200	89
UBS	McKesson Corporation	Buy	0.385%	09/20/2012	6,000	(12)
UBS	Whirlpool Corporation	Buy	0.785%	09/20/2017	4,000	4

						$875

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$213,000	$392
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	58,000	(1,213)
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	219,000	322
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	57,000	311
UBS	3-Month LIBOR	Pay	5.590%	06/25/2012	65,000	276
UBS	3-Month LIBOR	Pay	5.798%	06/19/2017	110,000	1,084

						$1,172

Schedule of Open Written Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures – September 2007	$110.00	$119	08/24/2007	423	$13

High Income Bond Fund
DESCRIPTION	PAR	VALUE

High Yield Corporate Bonds – 85.5%
Banking – 0.9%
Alfa
7.875%, 10/10/2009 (a)	$1,000	$1,005
Russian Standard Finance
8.625%, 05/05/2011 (a) (b)	1,500	1,481

		2,486

Basic Industry – 10.8%
Evraz Group
8.250%, 11/10/2015 (a) (b)	1,000	1,023
FMG Finance
10.000%, 09/01/2013 (a) (b)	1,000	1,115
Freeport-McMoran Copper & Gold
8.250%, 04/01/2015	1,000	1,055
8.375%, 04/01/2017	1,500	1,601
Gerdau
8.875%, 09/22/2049 (a) (b)	1,000	1,055
Griffin Coal Mining
9.500%, 12/01/2016 (a) (b)	1,500	1,543
Hexion US Finance
9.750%, 11/15/2014	1,250	1,294
Ineos Group Holdings
8.500%, 02/15/2016 (a) (b) (c)	850	831
Lyondell Chemical
8.000%, 09/15/2014	1,250	1,284
Macdermid
9.500%, 04/15/2017 (b)	750	754
Massey Energy
6.875%, 12/15/2013	1,750	1,603
Mercer International
9.250%, 02/15/2013 (a)	1,000	976
Metals USA Holding
11.356%, 01/15/2012 (b) (d)	1,000	1,000
Neenah
9.500%, 01/01/2017	1,000	960
Neenah Paper
7.375%, 11/15/2014	1,500	1,485
Newark Group
9.750%, 03/15/2014	800	814
Noble Group Limited
6.625%, 03/17/2015 (a) (b)	1,250	1,147
Noranda Aluminum Acquisition
9.360%, 05/15/2015 (b) (d)	1,250	1,206
Nova Chemicals
6.500%, 01/15/2012 (a)	1,750	1,636
PNA Group
12.360%, 02/15/2013 (b) (d)	500	505
10.750%, 09/01/2016 (b)	500	545
Sino Forest
9.125%, 08/17/2011 (a) (b) (c)	1,150	1,219
Solo Cup
8.500%, 02/15/2014 (c)	2,000	1,750
Steel Dynamics
6.750%, 04/01/2015 (b)	1,000	980
Stone Container
8.375%, 07/01/2012	2,000	2,003
Tembec Industries
8.625%, 06/30/2009 (a) (c)	500	314

		29,698

The accompanying notes are an integral part of the financial statements.
30      First American Funds Annual Report 2007

High Income Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Capital Goods – 4.3%
Actuant
6.875%, 06/15/2017 (b)	$1,500	$1,485
Allied Waste North America
6.125%, 02/15/2014	1,000	940
6.875%, 06/01/2017	1,000	968
Case New Holland
7.250%, 01/15/2016	1,000	1,015
Chart Industries
9.125%, 10/15/2015	1,850	1,943
Crown Cork & Seal
7.375%, 12/15/2026	1,000	920
J.B. Poindexter
8.750%, 03/15/2014	1,000	925
Mid America Waste Systems (e) (f) (g) (h)
12.250%, 02/15/2020	250	—
Neff
10.000%, 06/01/2015 (b)	1,250	1,247
Nortek
8.500%, 09/01/2014	500	476
Owens-Brockway Glass Container
8.875%, 02/15/2009	1,000	1,017
RBS Global & Rexnord
9.500%, 08/01/2014	1,000	1,025

		11,961

Communications – 9.7%
Adelphia Communications, Escrow Shares
7.875%, 05/01/2009 (e)	1,000	302
C & M Finance
8.100%, 02/01/2016 (a) (b)	1,000	1,015
CCH I Holdings
11.750%, 05/15/2014 (c)	1,200	1,179
CCH II
10.250%, 09/15/2010	1,000	1,045
CCO Holdings
8.750%, 11/15/2013 (c)	2,000	2,035
Citizens Communications
9.000%, 08/15/2031	1,000	1,030
CSC Holdings Series B
7.625%, 04/01/2011	1,000	993
Echostar
7.000%, 10/01/2013	800	788
6.625%, 10/01/2014	1,000	955
Idearc
8.000%, 11/15/2016	1,000	1,010
Intelsat Bermuda
11.250%, 06/15/2016 (a)	1,000	1,120
Level 3 Financing
12.250%, 03/15/2013	1,250	1,434
9.250%, 11/01/2014 (c)	1,500	1,515
Metropcs Wireless
9.250%, 11/01/2014 (b)	1,750	1,807
Nextel Partners
8.125%, 07/01/2011	1,000	1,043
Panamsat
9.000%, 06/15/2016	1,000	1,047
Quebecor Media
7.750%, 03/15/2016 (a)	1,000	1,015
Qwest
8.875%, 03/15/2012	2,000	2,155
7.500%, 06/15/2023	1,000	1,000
R.H. Donnelley Series A-3
8.875%, 01/15/2016	500	520
Sirius Satellite Radio
9.625%, 08/01/2013 (c)	500	490
Time Warner Telecommunications Holdings
9.250%, 02/15/2014	1,000	1,060
Vimpelcom
8.250%, 05/23/2016 (a) (b)	2,000	2,087

		26,645

Consumer Cyclical – 16.4%
Affiliated Computer Services
4.700%, 06/01/2010	1,500	1,425
American Axle & Manufacturing
7.875%, 03/01/2017 (c)	1,500	1,474
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (b)	1,000	1,000
Claire’s Stores
9.250%, 06/01/2015 (b) (c)	1,000	950
10.500%, 06/01/2017 (b) (c)	500	456
Fontainebleau Las Vegas
10.250%, 06/15/2015 (b)	500	492
Ford Motor
7.450%, 07/16/2031 (c)	500	399
Ford Motor Credit
5.800%, 01/12/2009 (c)	2,000	1,958
9.875%, 08/10/2011 (c)	2,000	2,099
7.000%, 10/01/2013	1,000	926
8.000%, 12/15/2016	500	479
General Motors
6.375%, 05/01/2008 (c)	1,000	994
8.250%, 07/15/2023 (c)	3,000	2,734
Glenoit
11.000%, 04/15/2011 (e) (f) (g) (h)	100	—
Goodyear Tire & Rubber
7.857%, 08/15/2011	500	510
Hanesbrands
8.784%, 12/15/2014 (d)	2,000	2,030
Harrah’s Operating Company
5.625%, 06/01/2015	1,250	1,019
K Hovnanian Enterprises
6.250%, 01/15/2016	1,250	1,062
Kar Holdings
8.750%, 05/01/2014 (b)	1,000	980
Levi Strauss & Co.
9.750%, 01/15/2015	750	803
Libbey Glass
12.348%, 06/01/2011 (d)	1,800	1,989
Lippo Karwaci Finance
8.875%, 03/09/2011 (a)	1,000	996
Majestic Star
9.750%, 01/15/2011	500	484
MGM Mirage
8.375%, 02/01/2011	2,000	2,045
Oxford Industries
8.875%, 06/01/2011	1,055	1,089
Rite Aid
9.375%, 12/15/2015 (b)	500	480
7.500%, 03/01/2017 (c)	1,500	1,447
Sally Holdings
10.500%, 11/15/2016 (b) (c)	1,750	1,759
Seminole Hard Rock Entertainment
7.860%, 03/15/2014 (b) (d)	750	756
Service Corporation International
7.375%, 10/01/2014	750	754
6.750%, 04/01/2015 (b)	1,000	964
Shimao Property Holdings
8.000%, 12/01/2016 (a) (b)	1,500	1,504
First American Funds Annual Report 2007       31

Schedule of  Investments continued

High Income Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Shingle Springs Tribal Gaming
9.375%, 06/15/2015 (b)	$1,000	$1,009
Six Flags
9.750%, 04/15/2013 (c)	500	471
Snoqualmie Entertainment
9.125%, 02/01/2015 (b)	500	512
Tenneco Automotive
8.625%, 11/15/2014 (c)	1,000	1,030
The Restaurant Company
10.000%, 10/01/2013	500	479
TRW Automotive
7.250%, 03/15/2017 (b) (c)	1,500	1,429
Visteon
7.000%, 03/10/2014 (c)	500	431
Warnaco
8.875%, 06/15/2013	1,150	1,216
Wynn Las Vegas
6.625%, 12/01/2014 (c)	2,500	2,409

		45,043

Consumer Non Cyclical – 9.7%
Albertson’s
7.250%, 05/01/2013	1,000	1,019
8.700%, 05/01/2030	1,000	1,098
Bertin LTDA
10.250%, 10/05/2016 (a) (b)	1,000	1,095
Community Health Systems
8.875%, 07/15/2015 (b) (i)	750	760
Constellation Brands
7.250%, 05/15/2017 (b)	1,500	1,463
Delhaize America
9.000%, 04/15/2031	1,386	1,674
HCA
6.500%, 02/15/2016 (c)	3,650	3,089
Healthsouth
10.750%, 06/15/2016	1,000	1,085
Invacare
9.750%, 02/15/2015 (b)	750	756
JBS
10.500%, 08/04/2016 (a) (b)	500	548
Medical Services
12.856%, 10/15/2011 (d)	1,000	970
Omnicare
6.125%, 06/01/2013	750	698
Pilgrim’s Pride
8.375%, 05/01/2017 (c)	1,250	1,237
PTS Acquisition
9.500%, 04/15/2015 (b)	750	737
Sadia Overseas
6.875%, 05/24/2017 (a) (b)	1,000	970
Select Medical
11.080%, 09/15/2015 (c) (d)	500	466
Smithfield Foods Series B
7.750%, 05/15/2013	1,750	1,776
Spectrum Brands
7.375%, 02/01/2015 (c)	500	402
Stater Brothers Holdings
7.750%, 04/15/2015 (b) (c)	1,250	1,253
Supervalu
7.500%, 05/15/2012	1,750	1,823
Surgical Care Affiliates
8.875%, 07/15/2015 (b)	500	498
Tenet Healthcare
9.250%, 02/01/2015 (c)	2,000	1,900
Vitro
9.125%, 02/01/2017 (a) (b)	1,500	1,538

		26,855

Electric – 8.6%
AES Red Oak Series B
9.200%, 11/30/2029	1,000	1,180
Allegheny Energy Supply
7.800%, 03/15/2011	1,155	1,198
Aquila
14.875%, 07/01/2012	1,000	1,275
Ava Capital Trust III
6.500%, 04/01/2034	2,685	2,666
CMS Energy
8.500%, 04/15/2011	2,000	2,127
6.310%, 01/15/2013 (d) (i)	3,000	2,970
Dynegy Holdings
7.500%, 06/01/2015 (b)	3,000	2,824
Edison Mission Energy
7.500%, 06/15/2013	2,250	2,227
ISA Capital Brasil
8.800%, 01/30/2017 (a) (b) (c)	2,500	2,675
Majapahit Holding BV
7.250%, 06/28/2017 (a) (b)	800	781
Mirant Americas Generation
8.300%, 05/01/2011	1,500	1,549
NSG Holdings
7.750%, 12/15/2025 (b)	1,000	1,010
Reliant Energy
7.625%, 06/15/2014	1,250	1,219

		23,701

Energy – 6.0%
Allis Chalmers Energy
9.000%, 01/15/2014	500	509
Bluewater Finance
10.250%, 02/15/2012 (a)	1,000	1,042
Chaparral Energy
8.875%, 02/01/2017 (b)	750	741
Chesapeake Energy
7.500%, 06/15/2014	2,000	2,025
7.000%, 08/15/2014	1,000	993
Cimarex Energy
7.125%, 05/01/2017	1,250	1,219
Forest Oil
7.250%, 06/15/2019 (b)	1,250	1,213
Mariner Energy
7.500%, 04/15/2013	500	490
8.000%, 05/15/2017	1,500	1,489
Ocean Rig ASA
9.350%, 04/04/2011 (b)	1,000	1,002
Pioneer Natural Resource
6.650%, 03/15/2017	965	913
Tesoro
6.625%, 11/01/2015 (c)	2,000	1,980
United Refining
10.500%, 08/15/2012 (b)	1,000	1,035
W&T Offshore
8.250%, 06/15/2014 (b)	1,000	987
Whiting Petroleum
7.250%, 05/01/2013	950	902

		16,540

The accompanying notes are an integral part of the financial statements.
32      First American Funds Annual Report 2007

High Income Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Finance – 2.0%
Exum
Series 2007-1A, Class C
8.460%, 03/22/2014 (a) (b) (d)	$1,000	$1,000
Series 2007-2A, Class C
8.855%, 06/22/2014 (a) (b) (d)	1,000	1,000
Gazprombank
6.500%, 09/23/2015	1,500	1,465
General Motors Acceptance
6.625%, 05/15/2012	2,000	1,932

		5,397

Insurance – 0.6%
Unumprovident Finance
6.850%, 11/15/2015 (a) (b)	1,500	1,533

Natural Gas – 4.6%
Copano Energy
8.125%, 03/01/2016	1,500	1,523
Enterprise Products
8.375%, 08/01/2066 (c) (d)	2,800	2,988
Semgroup
8.750%, 11/15/2015 (b) (c)	1,500	1,507
Southern Union
7.200%, 11/01/2066	1,800	1,802
Targa Resources
8.500%, 11/01/2013 (b)	1,000	1,015
Transport De Gas Del Sur
7.875%, 05/14/2017 (a) (b)	1,000	964
Transportadora Gas Norte
6.500%, 12/31/2012 (a) (b)	1,192	1,138
Williams Partners
7.250%, 02/01/2017	1,750	1,759

		12,696

Real Estate – 1.6%
American Real Estate
4.100%, 08/15/2013 (b) (d)	750	781
China Properties Group
9.125%, 05/04/2014 (a) (b) (c)	1,250	1,181
Greentown China Holdings
9.000%, 11/08/2013 (a) (b) (c)	1,050	1,070
Senior Housing Trust – REIT
8.625%, 01/15/2012	1,350	1,444

		4,476

Technology – 5.5%
Advanced Micro Devices
7.750%, 11/01/2012	500	471
Celestica
7.875%, 07/01/2011 (a) (c)	1,500	1,455
Coleman Cable
9.875%, 10/01/2012	1,500	1,568
Freescale Semiconductor
10.125%, 12/15/2016 (b) (c)	3,000	2,820
Magnachip Semiconductor
6.875%, 12/15/2011 (a)	2,000	1,690
NXP BV/ NXP Funding
9.500%, 10/15/2015 (a)	1,750	1,724
Open Solutions
9.750%, 02/01/2015 (b)	1,250	1,262
Sanmina-Sci
8.110%, 06/15/2014 (b) (c) (d)	1,000	1,000

High Income Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Seagate Technology
6.800%, 10/01/2016 (a)	1,750	1,680
Spansion
11.250%, 01/15/2016 (b) (c)	1,500	1,545

		15,215

Transportation – 4.8%
American Airlines Series 2001-1
7.379%, 11/23/2017	1,639	1,532
BLT Finance BV
7.500%, 05/15/2014 (a) (b)	1,000	965
Britannia Bulk PLC
11.000%, 12/01/2011 (a)	500	510
Continental Airlines Series 99-2
7.566%, 09/15/2021	1,684	1,688
Hertz
8.875%, 01/01/2014	1,250	1,303
Navios Maritime Holdings
9.500%, 12/15/2014 (b)	1,450	1,537
Quality Distribution
9.000%, 11/15/2010	500	485
Saint Acquisition
12.500%, 05/15/2017 (b) (c)	1,000	945
Ultrapetrol
9.000%, 11/24/2014 (a)	1,000	1,015
United Airlines Series 2000-2
7.811%, 04/01/2011 (e)	1,964	2,239
Varietal Distribution
10.250%, 07/15/2015 (b)	1,000	997

		13,216

Total High Yield Corporate Bonds
(Cost $236,097)		235,462

Preferred Stocks – 3.5%
Brokerage – 0.2%
E*Trade Financial	20,000	559

Communication – 0.2%
US Cellular (c)	20,000	497

Consumer Cyclical – 0.2%
General Motors Series B (c)	20,000	442

Consumer Discretionary – 0.2%
M/I Homes Series A (c)	20,000	500

Consumer Non Cyclical – 0.2%
Bunge Limited (a)	5,000	576

Finance – 0.3%
Indymac Bank FSB (b)	35,000	879

Insurance – 0.8%
Aspen Insurance Holdings	50,000	1,245
Endurance Specialty Holdings Series A (a) (c)	15,000	392
Renaissancere Holdings Series D (a)	20,000	476

		2,113

Real Estate – 1.4%
Hospitality Properties Trust – REIT Series C	34,000	826
iStar Financial, Series G – REIT Series G (c)	20,000	499
First American Funds Annual Report 2007       33

Schedule of  Investments continued

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

National Retail Properties – REIT	16,000	$395
NorthStar Realty Finance – REIT Series A	24,000	585
NorthStar Realty Finance – REIT Series B (c)	31,000	736
Thornburg Mortgage – REIT Series D	35,000	843

		3,884

Transportation – 0.0%
Delta Air Contingent Value (e)	3,000,000	195

Total Preferred Stocks
(Cost $10,074)		9,645

Closed-End Funds – 2.4%
Aberdeen Asia-Pacific Income Fund (c)	215,000	1,374
BlackRock Global Energy and Resources Trust	13,000	398
Calamos Global Total Return (c)	39,000	702
Eaton Vance Floating-Rate Income Trust (c)	70,000	1,336
Evergreen Managed Income Fund	80,000	1,363
Macquarie/ First Trust Global Infrastructure/ Utilities Dividend & Income Fund	12,000	335
Pioneer Floating Rate Trust (c)	60,000	1,189

Total Closed-End Funds
(Cost $6,425)		6,697

Common Stocks – 2.1%
Communications – 0.0%
Adelphia Recovery Trust (e)	958,406	82
Sullivan Broadcast Holdings, Escrow Shares (e) (g) (h)	400	—

		82

Consumer Discretionary – 0.1%
Time Warner Cable, Class A (e)	9,852	386

Energy – 1.1%
Canadian Oil Sands Trust (c)	23,000	711
Canetic Resources Trust (c)	24,500	399
Harvest Energy Trust (c)	13,000	403
Penn West Energy Trust (c)	12,000	400
Peyto Energy Trust (c) (j)	25,000	427
Provident Energy Trust (c)	39,900	474

		2,814

Mortgage – 0.1%
Luminent Mortgage Capital – REIT (c)	35,000	353

Real Estate – 0.2%
Annaly Capital Management – REIT (c)	30,000	433

Transportation – 0.6%
Delta Air Lines (c) (e)	30,619	603
Diana Shipping	20,000	448
Eagle Bulk Shipping (c)	10,000	224
Quintana Maritime (c)	25,000	396

		1,671

Total Common Stocks
(Cost $5,202)		5,739

Investment Grade Corporate Bonds – 1.6%
Basic Industry – 0.4%
Southern Copper
7.500%, 07/27/2035 (a)	$1,000	1,074

High Income Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Communications – 0.6%
Alamosa Delaware
11.000%, 07/31/2010	$650	$688
Embarq
7.995%, 06/01/2036	1,000	1,015

		1,703

Energy – 0.6%
TNK-BP Finance
6.625%, 03/20/2017 (a) (b)	1,500	1,453

Total Investment Grade Corporate Bonds
(Cost $4,329)		4,230

Convertible Securities – 0.8%
Basic Industry – 0.3%
Coeur d’Alene Mines
1.250%, 01/15/2024 (c)	1,000	889

Electric – 0.2%
Entergy (c)	8,000	526

Technology – 0.3%
Gateway
1.500%, 12/31/2009	1,000	870

Total Convertible Securities
(Cost $2,324)		2,285

Asset-Backed Security – 0.0%
Manufactured Housing – 0.0%
Green Tree Financial Series 1998-1, Class A4
6.040%, 11/01/2029 (g)
(Cost $9)	9	9

Short-Term Investments – 2.4%
Money Market Fund – 2.4%
First American Prime Obligations Fund, Class Z (k)	6,618,513	6,619

U.S Treasury Obligation – 0.0%
U.S. Treasury Bill
4.631%, 10/04/2007 (l)	$100	99

Total Short-Term Investments
(Cost $6,718)		6,718

Investment Purchased with Proceeds from Securities Lending – 20.6%
Mount Vernon Securities Lending Prime Portfolio (m)
(Cost $56,867)	56,867,246	56,867

Total Investments – 118.9%
(Cost $328,045)		327,652

Other Assets and Liabilities, Net – (18.9)%		(52,200)

Total Net Assets – 100.0%		$275,452

(a)	Represents a foreign high yield (non-investment grade) U.S. dollar denominated bond. On June 30, 2007, the value of these investments was $50,627 which represented 18.4% of total net assets.

(b)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $80,814 or 29.3% of total net assets. See note 2 in Notes to Financial Statements.

(c)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $55,388 at June 30, 2007. See note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
34      First American Funds Annual Report 2007

High Income Bond Fund (continued)

(d)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(e)	Non-income producing security.

(f)	Security in default at June 30, 2007.

(g)	Security considered illiquid. As of June 30, 2007, the value of these investments was $9 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)	Security is fair valued. As of June 30, 2007, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(i)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of Investments purchased on a when-issued basis was $3,745 or 1.4% of total net assets. See note 2 in Notes to Financial Statements.

(j)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted.

(k)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(l)	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(m)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

U.S. Treasury 2 Year Note Futures	(14)	$(2,853)	September 2007	$4
U.S. Treasury 5 Year Note Futures	551	57,347	September 2007	(350)
U.S. Treasury 10 Year Note Futures	(348)	(36,785)	September 2007	327
U.S. Treasury Long Bond Futures	18	1,940	September 2007	(26)

				$(45)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	6/12/2012	$625	$—
Citigroup	Lennar Corporation	Buy	1.050%	9/20/2012	1,000	4
Citigroup	Ryland Group	Buy	1.250%	9/20/2012	1,000	(4)
J.P. Morgan	Amerisourcebergen Corporation	Buy	0.550%	9/20/2012	500	(6)
J.P. Morgan	Cardinal Health, Inc.	Buy	0.330%	9/20/2012	500	—
J.P. Morgan	Dow Jones CDX EM7 Index	Buy	1.250%	6/20/2012	5,000	12
J.P. Morgan	Dow Jones CDX HY8 Index	Buy	2.750%	6/20/2012	5,000	39
J.P. Morgan	CenturyTel, Inc.	Buy	0.540%	9/20/2012	1,000	(1)
J.P. Morgan	McKesson Corporation	Buy	0.350%	9/20/2012	500	(1)
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	6/12/2012	1,000	(4)
UBS	Amerisourcebergen Corporation	Buy	0.585%	9/20/2012	500	(1)
UBS	Cardinal Health, Inc.	Buy	0.320%	9/20/2012	500	—
UBS	Dow Jones CDX EM7 Index	Buy	1.250%	6/20/2012	15,000	37
UBS	Dow Jones CDX HY8 Index	Buy	2.750%	6/20/2012	5,000	54
UBS	Dow Jones CDX XO8 Index	Buy	1.400%	6/20/2012	12,500	256
UBS	Constellation Energy Group, Inc.	Buy	0.230%	6/20/2012	625	—
UBS	McKesson Corporation	Buy	0.385%	9/20/2012	500	(1)
UBS	Turkey Government International Bond	Buy	1.480%	7/20/2012	1,200	1
UBS	Venezuela Government International Bond	Buy	2.220%	7/20/2012	1,400	32

						$417

First American Funds Annual Report 2007       35

Schedule of  Investments continued

Inflation Protected Securities Fund
DESCRIPTION	PAR	VALUE

U.S. Government & Agency Securities – 86.9%
Inflation Protected U.S. Treasuries (a) – 86.9%
U.S. Treasury Bonds
2.375%, 01/15/2017	$4,611	$4,502
2.375%, 01/15/2025	15,019	14,441
2.000%, 01/15/2026 (b)	10,229	9,265
2.375%, 01/15/2027	1,793	1,722
3.625%, 04/15/2028	20,186	23,386
3.875%, 04/15/2029	15,869	19,160
U.S. Treasury Notes
4.250%, 01/15/2010 (b)	11,422	11,855
0.875%, 04/15/2010 (b)	36,977	35,117
3.500%, 01/15/2011 (b)	5,669	5,833
2.375%, 04/15/2011 (b)	16,137	15,961
2.000%, 04/15/2012 (b)	7,637	7,413
3.000%, 07/15/2012 (b)	24,710	25,188
1.875%, 07/15/2013	9,001	8,634
2.000%, 01/15/2014 (b)	12,889	12,386
1.625%, 01/15/2015 (b)	14,745	13,706
1.875%, 07/15/2015	14,183	13,403
2.000%, 01/15/2016	13,066	12,406
2.500%, 07/15/2016	6,497	6,425

Total U.S. Government & Agency Securities
(Cost $249,902)		240,803

Corporate Bonds – 5.6%
Banking – 0.6%
HSBC Finance
4.760%, 06/10/2011 (c)	1,900	1,765

Basic Industry – 0.9%
Evraz Group
8.250%, 11/10/2015 (d)	500	511
FMG Finance
10.000%, 09/01/2013 (d)	500	558
Griffin Coal Mining
9.500%, 12/01/2016 (d)	500	514
Southern Copper
7.500%, 07/27/2035	950	1,020

		2,603

Brokerage – 0.7%
Merrill Lynch
3.940%, 03/02/2009 (c)	1,850	1,772

Finance – 0.5%
MBIA Global Funding
Series MTN
6.080%, 02/02/2008 (c) (d)	1,400	1,388

Foreign Agency – 0.7%
KFW
Series MTN
4.270%, 03/03/2008 (c)	1,900	1,870

Insurance – 2.2%
Allstate Life Global Funding Trust
Series MTN
3.470%, 03/01/2010 (c)	900	837
Jackson National Life Fund
Series MTN
4.400%, 05/01/2014 (c) (d)	1,925	1,753
Pacific Life Global Funding
4.595%, 02/06/2016 (c) (d)	1,900	1,771

Inflation Protected Securities Fund
DESCRIPTION	PAR/SHARES	VALUE

Principal Life
Series MTN
4.180%, 03/01/2012 (c)	900	816
Protective Life Secured Trust
4.710%, 07/10/2012 (c)	1,000	908

		6,085

Total Corporate Bonds
(Cost $15,691)		15,483

Asset-Backed Securities – 1.4%
Commercial Mortgages – 0.9%
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2
6.538%, 06/15/2031	134	133
GMAC Commercial Mortgage Securities Series 2003-C3, Class A2
4.223%, 04/10/2040	2,000	1,955
GS Mortgage Securities II
Series 2003-C1, Class A2A
3.590%, 01/10/2040	500	495

		2,583

Other – 0.5%
Global Signal Trust
Series 2006-1, Class C
5.707%, 02/15/2036 (d)	1,330	1,322
GRP/ AG Real Estate Asset Trust
Series 2005-1, Class A
4.850%, 01/25/2035 (d)	66	65

		1,387

Total Asset-Backed Securities
(Cost $4,055)		3,970

Collateralized Mortgage Obligation – Private Mortgage-Backed Security – 1.1%
Fixed Rate – 1.1%
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4
5.444%, 03/10/2039 (Cost $2,895)	3,000	2,904

Common Stocks – 0.6%
Energy – 0.6%
ARC Energy Trust (b) (e)	11,000	224
Baytex Energy Trust	4,289	86
Canadian Oil Sands Trust	9,285	287
Canetic Resources Trust (b)	25,411	414
Harvest Energy Trust (b)	11,725	363
Penn West Energy Trust	2,439	81
Peyto Energy Trust (e)	19,000	325

Total Common Stocks
(Cost $1,595)		1,780

Municipal Bond – 0.4%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016 (Cost $1,000)	$1,000	1,009

The accompanying notes are an integral part of the financial statements.
36      First American Funds Annual Report 2007

Inflation Protected Securities Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

U.S. Government Agency Mortgage-Backed Security – 0.2%
Fixed Rate – 0.2%
Federal Home Loan Mortgage Corporation Pool
4.000%, 10/01/2010, #M80855 (Cost $658)	$659	$640

Convertible Security – 0.1%
Basic Industry – 0.1%
Coeur d’Alene Mines
1.250%, 01/15/2024 (Cost $346)	350	311

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security – 0.1%
Fixed Rate – 0.1%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011 (Cost $305)	304	297

Short-Term Investments – 3.1%
Money Market Fund – 2.7%
First American Prime Obligations Fund, Class Z (f)	7,460,145	7,460

U.S Treasury Obligations (g) – 0.4%
U.S. Treasury Bills
4.520%, 08/23/2007	$310	308
4.631%, 10/04/2007	700	692

		1,000

Total Short-Term Investments
(Cost $8,460)		8,460

Investment Purchased with Proceeds from Securities Lending – 50.6%
Mount Vernon Securities Lending Prime Portfolio (h)
(Cost $140,302)	140,301,776	140,302

Total Investments – 150.1%
(Cost $425,209)		415,959

Other Assets and Liabilities, Net – (50.1)%		(138,765)

Total Net Assets – 100.0%		$277,194

(a)	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(b)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $137,827 at June 30, 2007. See note 2 in Notes to Financial Statements.

(c)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(d)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $7,882 or 2.8% of total net assets.

(e)	Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted.

(f)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(g)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is the effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(h)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased/	Contract	Settlement	Appreciation/
Description	(Sold)	Value	Month	(Depreciation)

British Pound Currency Futures	33	$4,136	September 2007	$64
Euro Currency Futures	30	5,088	September 2007	66
Japanese Yen Currency Futures	25	2,563	September 2007	(19)
Long Gilt Futures	21	4,374	September 2007	(82)
Swiss Franc Currency Futures	38	3,910	September 2007	53
U.S. Treasury 2 Year Note Futures	(681)	(138,775)	September 2007	(178)
U.S. Treasury 5 Year Note Futures	535	55,682	September 2007	(223)
U.S. Treasury 10 Year Note Futures	(426)	(45,030)	September 2007	(391)
U.S. Treasury Long Bond Futures	102	10,991	September 2007	82

				$(628)

Credit Default Swap Agreement

			Pay/
	Reference	Buy/Sell	Receive	Expiration	Notional	Unrealized
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	Depreciation

J.P. Morgan	Dow Jones CDX EM7 Index	Buy	1.250%	6/20/2012	$4,800	$(5)

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation/
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$36,000	$66
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	8,000	(167)
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	37,000	54
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	10,000	55
UBS	3-Month LIBOR	Pay	5.798%	06/19/2017	19,000	187

						$195

Schedule of Open Written Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures – September 2007	$110.00	$21	08/24/2007	75	$2

First American Funds Annual Report 2007       37

Schedule of  Investments continued

Intermediate Government Bond Fund
DESCRIPTION	PAR/SHARES	VALUE

U.S. Government & Agency Securities – 95.8%
U.S. Agency Debentures – 59.9%
Federal Farm Credit Bank
3.000%, 12/17/2007	$1,805	$1,786
4.125%, 07/17/2009	1,100	1,078
4.750%, 05/07/2010	1,000	988
5.250%, 09/13/2010	1,000	1,001
5.750%, 01/18/2011	1,800	1,832
4.875%, 02/18/2011	1,600	1,581
Federal Home Loan Bank
4.250%, 05/16/2008	580	575
4.100%, 06/13/2008	650	643
5.250%, 11/13/2009	1,075	1,073
4.375%, 09/17/2010	1,430	1,396
5.375%, 08/19/2011	1,355	1,360
5.250%, 10/14/2011	745	739
5.660%, 10/30/2013	755	752
5.625%, 06/13/2016	900	897
Tennessee Valley Authority
5.375%, 11/13/2008	2,455	2,461
5.625%, 01/18/2011	2,000	2,027
6.790%, 05/23/2012	3,175	3,375

		23,564

U.S. Treasuries – 35.9%
U.S. Treasury Bonds
11.750%, 11/15/2014	1,575	1,813
9.125%, 05/15/2018	785	1,045
9.000%, 11/15/2018	775	1,030
8.125%, 08/15/2019	460	582
U.S. Treasury Notes
5.125%, 06/30/2011	515	519
4.625%, 08/31/2011	1,590	1,572
4.750%, 01/31/2012	2,360	2,342
4.625%, 02/29/2012	1,990	1,965
3.000%, 07/15/2012 (a)	362	369
4.875%, 08/15/2016	55	54
4.625%, 11/15/2016	370	359
4.625%, 02/15/2017	2,560	2,479

		14,129

Total U.S. Government & Agency Securities
(Cost $38,544)		37,693

Short-Term Investments – 4.2%
First American U.S. Treasury Money Market Fund, Class Z (b)	666,197	666
First American Tax Free Obligations Fund, Class Z (b)	978,608	979

Total Short-Term Investments (Cost $1,645)		1,645

Total Investments – 100.0% (Cost $40,189)		39,338

Other Assets and Liabilities, Net – 0.0%		(14)

Total Net Assets – 100.0%		$39,324

(a)	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(b)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Intermediate Term Bond Fund
DESCRIPTION	PAR	VALUE

U.S. Government & Agency Securities – 31.6%
U.S. Agency Debentures – 17.9%
Federal Agricultural Mortgage Corporation
5.500%, 07/15/2011 (a)	$13,900	$13,979
Federal Home Loan Mortgage Corporation
4.500%, 08/04/2008 (b)	11,420	11,326
5.125%, 07/15/2012 (b)	15,820	15,731
5.375%, 01/09/2014 (b)	16,795	16,576
Federal National Mortgage Association
7.250%, 01/15/2010 (b)	11,170	11,707
4.500%, 02/15/2011 (b)	12,345	12,069
5.125%, 04/15/2011 (b)	37,210	37,075
6.125%, 03/15/2012 (b)	7,020	7,260
5.250%, 08/01/2012 (b)	15,225	15,094

		140,817

U.S. Treasuries (b) – 13.7%
U.S. Treasury Bonds
9.125%, 05/15/2018	6,975	9,282
9.000%, 11/15/2018	7,240	9,626
8.750%, 05/15/2020	3,365	4,481
U.S. Treasury Notes
4.625%, 12/31/2011	6,245	6,167
4.625%, 02/29/2012	27,150	26,802
4.750%, 05/31/2012	43,055	42,719
3.000%, 07/15/2012 (c)	7,970	8,125

		107,202

Total U.S. Government & Agency Securities
(Cost $250,899)		248,019

Asset-Backed Securities – 26.5%
Automotive – 6.6%
Harley-Davidson Motorcycle Trust Series 2005-4, Class A2
4.850%, 06/15/2012	4,240	4,215
Hertz Vehicle Financing Series 2005-2A, Class A6
5.080%, 11/25/2011 (a)	8,425	8,308
Honda Auto Receivables Owner Trust Series 2005-5, Class A4
4.690%, 02/15/2011	9,895	9,804
Series 2005-6, Class A4
4.930%, 03/18/2011	7,400	7,346
Volkswagen Auto Loan Enhanced Trust
Series 2005-1, Class A4
4.860%, 04/20/2012	10,940	10,854
Wachovia Auto Owner Trust
Series 2005-B, Class A4
4.840%, 04/20/2011	10,960	10,884

		51,411

Commercial Mortgages – 10.5%
Bank of America Commercial Mortgage Series 2006-2, Class A4
5.930%, 05/10/2045	5,085	5,070
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 (a)	5,040	5,021
Series 2004-RS1, Class A
4.018%, 03/03/2041 (a)	4,319	4,165
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2
6.538%, 06/15/2031	1,885	1,887
The accompanying notes are an integral part of the financial statements.
38      First American Funds Annual Report 2007

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	VALUE

GMAC Commercial Mortgage Securities Series 2004-C2, Class A1
3.896%, 08/10/2038	$4,381	$4,305
Greenwich Capital Commercial Funding Series 2003-C1, Class A2
3.285%, 07/05/2035	5,000	4,815
GS Mortgage Securities II Series 2006-GG6, Class A2
5.506%, 04/10/2038	11,945	11,925
Series 2006-GG8, Class A2
5.479%, 11/10/2039	20,495	20,374
Series 2006-GG8, Class A4
5.560%, 11/10/2039	3,450	3,375
Series 2003-C1, Class A2A
3.590%, 01/10/2040	13,840	13,705
Series 2006-RR2, Class A1
5.689%, 06/23/2046 (a)	7,525	7,379

		82,021

Credit Cards – 3.1%
Bank of America Credit Card Trust Series 2007-A8, Class A8
5.590%, 11/17/2014	12,035	12,112
MBNA Credit Card Master Note Trust Series 2003-A1, Class A1
3.300%, 07/15/2010	12,560	12,405

		24,517

Home Equity – 0.5%
Amresco Residential Security Mortgage Series 1997-3, Class A9
6.960%, 03/25/2027	72	72
Contimortgage Home Equity Loan Trust Series 1997-2, Class A9
7.090%, 04/15/2028	123	122
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5
5.739%, 02/25/2034	3,760	3,679
Saxon Asset Securities Trust Series 2004-1, Class A
5.620%, 03/25/2035 (d)	142	142

		4,015

Manufactured Housing – 1.3%
Green Tree Financial Series 1996-9, Class A5
7.200%, 01/15/2028	173	174
Origen Manufactured Housing Series 2005-A, Class A2
4.490%, 05/15/2018	9,939	9,831

		10,005

Other – 3.3%
Global Signal Trust Series 2004-2A, Class A
4.232%, 12/15/2014 (a)	7,390	7,146
Series 2006-1, Class C
5.707%, 02/15/2036 (a)	4,420	4,393
GRP/ AG Real Estate Asset Trust Series 2005-1, Class A
4.850%, 01/25/2035 (a)	330	327
Small Business Administration Series 2005-P10B, Class 1
4.940%, 08/10/2015	6,044	5,875
Series 2006-P10B, Class 1
5.681%, 08/10/2016	8,438	8,360

		26,101

Utilities – 1.2%
PG&E Energy Recovery Funding Series 2005-1, Class A3
4.140%, 09/25/2012	9,615	9,360

Total Asset-Backed Securities
(Cost $209,650)		207,430

Corporate Bonds – 19.7%
Banking – 0.4%
J.P. Morgan Chase
5.150%, 10/01/2015 (b)	3,290	3,128

Basic Industry – 1.2%
Celulosa Arauco Constitucion
5.625%, 04/20/2015 (b)	2,000	1,932
Falconbridge
7.350%, 06/05/2012	3,385	3,620
Teck Cominco
5.375%, 10/01/2015	2,810	2,664
Vale Overseas
6.250%, 01/11/2016	1,525	1,513

		9,729

Brokerage – 1.7%
Lehman Brothers Holdings
5.750%, 01/03/2017	2,215	2,152
Merrill Lynch
6.050%, 05/16/2016 (b)	4,695	4,644
Morgan Stanley
5.375%, 10/15/2015	6,550	6,271

		13,067

Communications – 0.9%
Deutsche Telecom
8.500%, 06/15/2010	3,690	3,933
Telefonica Emisones
6.221%, 07/03/2017	1,115	1,112
Vodafone Group
5.625%, 02/27/2017	2,000	1,913

		6,958

Consumer Cyclical – 1.2%
DaimlerChrysler
6.500%, 11/15/2013	2,230	2,303
Home Depot
5.875%, 12/16/2036	3,845	3,426
Quest Diagnostic
5.125%, 11/01/2010	3,490	3,421

		9,150

Consumer Non Cyclical – 1.1%
General Mills
5.700%, 02/15/2017	4,410	4,298
Schering-Plough
5.550%, 12/01/2013	4,595	4,612

		8,910

First American Funds Annual Report 2007       39

Schedule of  Investments continued

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Electric – 2.5%
MidAmerican Energy Holdings
3.500%, 05/15/2008	$4,600	$4,522
National Rural Utilities
5.750%, 08/28/2009	3,850	3,881
Ohio Power, Series K
6.000%, 06/01/2016	2,100	2,102
Oncor Electric Delivery
6.375%, 01/15/2015	3,140	3,185
Pacific Gas & Electric
4.200%, 03/01/2011	5,935	5,671

		19,361

Energy – 2.5%
Gazprom International
7.201%, 02/01/2020 (a)	3,338	3,457
Nexen
5.650%, 05/15/2017	3,830	3,683
Petro-Canada
4.000%, 07/15/2013	5,890	5,339
Tengizcheveroil Finance
6.124%, 11/15/2014 (a) (b)	3,095	3,037
Valero Energy
6.875%, 04/15/2012	4,135	4,330

		19,846

Finance – 1.7%
American General Finance
3.875%, 10/01/2009	4,345	4,204
Capital One Financial
6.150%, 09/01/2016	1,775	1,753
Janus Capital Group
6.700%, 06/15/2017	1,620	1,634
SLM
5.400%, 10/25/2011	2,270	2,079
Transcapitalinvest
5.670%, 03/05/2014 (a)	4,125	3,988

		13,658

Industrial Other – 0.6%
Johnson Controls
5.250%, 01/15/2011	4,720	4,672

Insurance – 0.8%
Ace INA Holdings
5.700%, 02/15/2017	2,765	2,690
Allied World Assurance
7.500%, 08/01/2016	3,040	3,195

		5,885

Real Estate – 2.0%
Health Care – REIT
5.875%, 05/15/2015	3,775	3,676
Istar Financial – REIT
5.650%, 09/15/2011	4,225	4,163
Mack-Cali Realty – REIT
7.250%, 03/15/2009	4,500	4,621
Prologis 2006 – REIT
5.750%, 04/01/2016	3,525	3,477

		15,937

Sovereign – 0.2%
United Mexican States
5.625%, 01/15/2017 (b)	1,400	1,371

Technology – 1.3%
Chartered Semiconductor
5.750%, 08/03/2010	1,500	1,502
Jabil Circuit
5.875%, 07/15/2010	4,200	4,161
Motorola
8.000%, 11/01/2011	3,900	4,210

		9,873

Transportation – 1.6%
AEP Texas Central Series A-2
4.980%, 07/01/2013	9,695	9,520
Burlington Northern Santa Fe
5.650%, 05/01/2017	3,485	3,395

		12,915

Total Corporate Bonds
(Cost $156,618)		154,460

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 12.9%
Adjustable Rate (d) – 7.8%
CS First Boston Mortgage Securities Series 2003-AR24, Class 2A4
4.029%, 10/25/2033	12,382	12,152
Countrywide Home Loans Series 2006-HYB5, Class 3A1A
5.984%, 09/20/2036	7,300	7,292
Sequoia Mortgage Trust Series 2004-4, Class X1
0.765%, 05/20/2034 (e)	30,696	30
Structured Mortgage Loan Trust Series 2004-11, Class A
7.268%, 08/25/2034	467	469
Washington Mutual Series 2003-AR10, Class A6
4.062%, 10/25/2033	16,305	16,062
Wells Fargo Mortgage Backed Securities Trust Series 2003-J, Class 2A5
4.450%, 10/25/2033	11,500	10,971
Series 2004-E, Class A5
3.662%, 05/25/2034	9,010	8,859
Series 2004-N, Class A3
4.099%, 08/25/2034	5,115	5,075

		60,910

Fixed Rate – 5.1%
Banc of America Mortgage Securities
Series 2003-6, Class 1A29
4.250%, 08/25/2033	8,917	8,840
Series 2005-5, Class 1A21
5.000%, 06/25/2035	7,898	7,804
Countrywide Alternative Loan Trust Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	2,900	2,836
GE Capital Commercial Mortgage Series 2003-C2, Class A4
5.145%, 07/10/2037	10,975	10,664
Salomon Brothers Mortgage Securities Series 1986-1, Class A
6.000%, 12/25/2011	68	68
Wachovia Bank Mortgage Trust Series 2007-C30
5.246%, 12/15/2043	10,280	10,084
The accompanying notes are an integral part of the financial statements.
40      First American Funds Annual Report 2007

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Westam Mortgage Financial Series 11, Class A
6.360%, 08/26/2020 (f)	$31	$31

		40,327

Total Collateralized Mortgage Obligation –
Private Mortgage-Backed Securities
(Cost $102,717)		101,237

U.S. Government Agency Mortgage-Backed Securities – 5.8%
Adjustable Rate (d) – 1.7%
Federal Home Loan Mortgage Corporation Pool
7.168%, 01/01/2028, #786281	1,314	1,338
6.596%, 04/01/2029, #847190 (b)	1,802	1,854
6.773%, 10/01/2030, #847209 (b)	3,516	3,608
6.601%, 05/01/2031, #847161 (b)	1,198	1,236
6.595%, 09/01/2033, #847210	3,193	3,283
Federal National Mortgage Association Pool
6.966%, 09/01/2033, #725111	2,161	2,179

		13,498

Fixed Rate – 4.1%
Federal Home Loan Mortgage Corporation Series K001, Class A3,
6.003%, 01/25/2012	7,337	7,299
Federal Home Loan Mortgage Corporation Pool
4.000%, 10/01/2010, #M80855 (b)	5,607	5,444
Federal National Mortgage Association Pool
3.900%, 06/01/2010, #461013	10,958	10,557
3.790%, 07/01/2013, #386314 (b)	9,432	8,661

		31,961

Total U.S. Government Agency Mortgage-
Backed Securities
(Cost $46,463)		45,459
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage- Backed Securities – 2.7%
Fixed Rate – 2.7%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011 (b)	5,895	5,772
Series 2780, Class QC
4.500%, 03/15/2017 (b)	10,203	9,933
Series 2750, Class HE
5.000%, 02/15/2019 (b)	5,930	5,720
Series 1167, Class E
7.500%, 11/15/2021	25	25
Series 1286, Class A
6.000%, 05/15/2022	81	81
Federal National Mortgage Association Series 1990-89, Class K
6.500%, 07/25/2020	18	19

Total Collateralized Mortgage Obligation –
U.S. Government Agency Mortgage-Backed
Securities
(Cost $21,737)		21,550

Municipal Bond – 0.3%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016
(Cost $2,130)	2,130	2,150

Intermediate Term Bond Fund (continued)
DESCRIPTION	SHARES/PAR	VALUE

Short-Term Investments – 0.6%
Money Market Fund – 0.3%
First American Prime Obligations Fund, Class Z (g)	2,466,374	2,466

U.S. Treasury Obligations (h) – 0.3%
U.S. Treasury Bills
4.547%, 08/23/2007	$690	686
4.631%, 10/04/2007	1,225	1,210

		1,896

Total Short-Term Investments
(Cost $4,362)		4,362

Investment Purchased with Proceeds from Securities Lending – 36.4%
Mount Vernon Securities Lending Prime Portfolio (i)
(Cost $285,299)	285,299,469	285,299

Total Investments – 136.5%
(Cost $1,079,875)		1,069,966

Other Assets and Liabilities, Net – (36.5)%		(286,327)

Total Net Assets – 100.0%		$783,639

(a)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $61,200 or 7.8% of total net assets.

(b)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $279,794 at June 30, 2007. See note 2 in Notes to Financial Statements.

(c)	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(e)	Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate in effect as of June 30, 2007.

(f)	Security considered illiquid. As of June 30, 2007, the value of this investment was $31 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(h)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is the effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(i)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market. See note 2 in Notes to Financial Statements.
REIT – Real Estate Investment Trust
First American Funds Annual Report 2007       41

Schedule of  Investments continued
Intermediate Term Bond Fund (concluded)

Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

U.S. Treasury 2 Year Note Futures	(1,090)	$(222,122)	September 2007	$(501)
U.S. Treasury 5 Year Note Futures	931	96,897	September 2007	(594)
U.S. Treasury 10 Year Note Futures	(687)	(72,618)	September 2007	(401)
U.S. Treasury Long Bond Futures	(225)	(24,244)	September 2007	329

				$(1,167)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	06/20/2012	$2,000	$—
Citigroup	Lennar Corporation	Buy	1.050%	09/20/2012	1,750	7
Citigroup	Ryland Group	Buy	1.250%	09/20/2012	1,750	(7)
Deutsche Bank	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	8,500	25
J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	21,100	88
J.P. Morgan	Centurytel, Inc.	Buy	0.540%	09/20/2012	3,100	(3)
J.P. Morgan	Honeywell International	Buy	0.410%	09/20/2017	3,300	—
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	06/12/2012	2,800	(12)
UBS	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	4,300	26
UBS	Amerisourcebergen Corporation	Buy	0.585%	09/20/2012	2,000	(3)
UBS	Cardinal Health, Inc.	Buy	0.320%	09/20/2012	2,000	(2)
UBS	Constellation Energy Group, Inc.	Buy	0.230%	06/20/2012	2,000	1
UBS	McKesson Corporation	Buy	0.385%	09/20/2012	2,000	(4)
UBS	Whirlpool Corporation	Buy	0.785%	09/20/2017	2,000	2

						$118

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$101,000	$186
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	29,000	(607)
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	104,000	153
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	27,000	147
UBS	3-Month LIBOR	Pay	5.798%	06/19/2017	26,000	256

						$135

Schedule of Open Written Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures – September 2007	$110.00	$57	08/24/2007	204	$6

Short Term Bond Fund
DESCRIPTION	PAR	VALUE

Asset-Backed Securities – 37.2%
Automotive – 6.8%
Auto Bond Receivables Trust
Series 1993-I, Class A
6.125%, 11/15/2021 (a) (b) (c)	$106	$—
Ford Credit Auto Owner Trust
Series 2005-B, Class A3
4.170%, 01/15/2009	2,995	2,987
FTN Financial Auto Securitization Trust
Series 2004-A, Class B
3.000%, 06/15/2010 (d)	325	324
Harley-Davidson Motorcycle Trust
Series 2003-2, Class A2
2.070%, 02/15/2011	2,753	2,719
Hertz Vehicle Financing
Series 2005-2A, Class A2
4.930%, 02/25/2010 (d)	5,460	5,422
Nissan Auto Receivables Owner Trust
Series 2006-B, Class A3
5.160%, 02/15/2010	6,000	5,988
Toyota Auto Receivables Owner Trust
Series 2003-B, Class A4
2.790%, 01/15/2010	712	711
Series 2003-A, Class A4
2.200%, 03/15/2010	657	656
Volkswagen Auto Loan Enhanced Trust
Series 2005-1, Class A4
4.860%, 04/20/2012	7,000	6,945

		25,752

Commercial Mortgages – 19.2%
Banc of America Commercial Mortgage
Series 2004-4, Class A2
4.041%, 07/10/2042	6,351	6,237
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP6, Class A1
5.920%, 10/15/2036	2,382	2,399
Commercial Mortgage Pass-Through Certificates
Series 2004-LB3A, Class A1
3.765%, 07/10/2037	2,731	2,704
Series 2004-RS1, Class A
4.018%, 03/03/2041 (d)	2,252	2,172
GE Capital Commercial Mortgage Corporation
Series 2001-2, Class A2
5.850%, 08/11/2033	5,540	5,568
GMAC Commercial Mortgage Securities
Series 1999-C1, Class A2
6.175%, 05/15/2033	5,512	5,549
Series 2004-C1, Class A2
4.100%, 03/10/2038	4,000	3,890
Greenwich Capital Commercial Funding
Series 2004-GG1, Class A2
3.835%, 06/10/2036	504	502
Series 2005-GG5, Class A2
5.117%, 04/10/2037	12,390	12,252
GS Mortgage Securities II
Series 2004-C1, Class A1
3.659%, 10/10/2028	5,443	5,335
Series 2003-C1, Class A2A
3.590%, 01/10/2040	11,015	10,907
JP Morgan Chase Commercial Mortgage Securities
Series 2001-CIB3, Class A2
6.044%, 11/15/2035	3,636	3,670
The accompanying notes are an integral part of the financial statements.
42      First American Funds Annual Report 2007

Short Term Bond Fund (continued)
DESCRIPTION	PAR	VALUE

LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A2
3.086%, 05/15/2027	$6,200	$6,081
Series 2004-C2, Class A1
2.946%, 03/15/2029	5,269	5,101

		72,367

Credit Cards – 5.6%
Citibank Credit Card Issuance Trust
Series 2006-A2, Class A2
4.850%, 02/10/2011	3,557	3,531
Household Credit Card Master Note Trust I Series 2006-1, Class A
5.100%, 06/15/2012	4,950	4,925
MBNA Credit Card Master Note Trust
Series 2005-A1, Class A1
4.200%, 09/15/2010	10,000	9,915
Providian Gateway Master Trust
Series 2004-DA, Class A
3.350%, 09/15/2011 (d)	2,625	2,615

		20,986

Equipment Lease – 0.1%
CNH Equipment Trust
Series 2004-A, Class A3B
2.940%, 10/15/2008	260	260

Home Equity – 1.2%
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5
5.739%, 02/25/2034	2,133	2,087
Equivantage Home Equity Loan Trust
Series 1996-1, Class A
6.550%, 10/25/2025	79	79
Series 1996-4, Class A
7.250%, 01/25/2028	371	370
IMC Home Equity Loan Trust
Series 1998-3, Class A7
6.720%, 08/20/2029	1,905	1,901
New Century Home Equity Loan Trust
Series 1997-NC6, Class A7
7.690%, 01/25/2029 (e)	204	203

		4,640

Manufactured Housing – 0.8%
Origen Manufactured Housing
Series 2005-B, Class A2
5.247%, 12/15/2018	3,230	3,188

Other – 2.4%
Global Signal Trust
Series 2004-2A, Class A
4.232%, 12/15/2014 (d)	6,380	6,170
Series 2006-1, Class C
5.707%, 02/15/2036 (d)	2,750	2,733
GRP/ AG Real Estate Asset Trust
Series 2005-1, Class A
4.850%, 01/25/2035 (d)	237	235

		9,138

Utilities – 1.1%
Detroit Edison Securitization Funding
Series 2001-1, Class A3
5.875%, 03/01/2010	1,772	1,775
Massachusetts RRB Special Purpose Trust
Series 1999-1, Class A4
6.910%, 09/15/2009	1,031	1,034
Public Service New Hampshire Funding Series 2001-1, Class A2
5.730%, 11/01/2010	1,527	1,531

		4,340

Total Asset-Backed Securities
(Cost $142,061)		140,671

U.S. Government & Agency Securities – 18.8%
U.S. Agency Debentures – 11.6%
Federal Home Loan Mortgage Corporation
3.875%, 06/15/2008 (f)	14,175	13,990
Federal National Mortgage Association
5.400%, 02/01/2008 (f)	6,000	6,000
4.000%, 09/02/2008 (f)	10,000	9,857
4.250%, 05/15/2009 (f)	7,500	7,377
6.625%, 09/15/2009 (f)	6,355	6,542

		43,766

U.S. Treasuries – 7.2%
U.S. Treasury Notes
4.750%, 02/28/2009 (f)	6,665	6,645
4.875%, 08/15/2009 (f)	3,860	3,857
2.375%, 04/15/2011 (f) (g)	3,930	3,887
4.625%, 08/31/2011 (f)	2,505	2,477
4.625%, 12/31/2011 (f)	6,405	6,325
3.000%, 07/15/2012 (f) (g)	3,982	4,060

		27,251

Total U.S. Government & Agency Securities
(Cost $71,716)		71,017

Corporate Bonds – 14.7%
Banking – 2.2%
HSBC Finance
6.750%, 05/15/2011	3,500	3,633
Popular North America
3.875%, 10/01/2008	4,925	4,827

		8,460

Brokerage – 1.0%
Morgan Stanley
4.000%, 01/15/2010	4,000	3,862

Communications – 1.3%
Comcast Cable Communications
6.875%, 06/15/2009	2,305	2,360
Vodafone Airtouch
7.750%, 02/15/2010	2,500	2,626

		4,986

Consumer Cyclical – 3.0%
Federated Department Stores
6.300%, 04/01/2009	3,000	3,029
Ford Motor Credit
6.625%, 06/16/2008 (f)	2,500	2,498
Harrah’s Operating Company
5.500%, 07/01/2010	2,000	1,937
Quest Diagnostic
5.125%, 11/01/2010	1,990	1,951
Time Warner
5.500%, 11/15/2011	2,000	1,978

		11,393

First American Funds Annual Report 2007       43

Schedule of  Investments continued

Short Term Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Electric – 2.0%
MidAmerican Energy Holdings
3.500%, 05/15/2008	$4,500	$4,424
Oncor Electric Delivery
5.000%, 09/01/2007	3,000	2,995

		7,419

Energy – 1.1%
PEMEX Project Funding Master Trust
6.125%, 08/15/2008	4,000	4,024

Finance – 1.6%
American Express Travel
5.250%, 11/21/2011 (d)	2,450	2,423
Ameriprise Financial
5.350%, 11/15/2010	1,000	995
International Lease Finance
5.000%, 04/15/2010	2,525	2,495

		5,913

Real Estate – 0.7%
Istar Financial – REIT
6.000%, 12/15/2010	2,500	2,510

Technology – 1.3%
Chartered Semiconductor
5.750%, 08/03/2010	1,500	1,502
Jabil Circuit
5.875%, 07/15/2010	2,295	2,274
Motorola
8.000%, 11/01/2011	1,200	1,295

		5,071

Transportation – 0.5%
FedEx
5.500%, 08/15/2009 (f)	2,000	2,002

Total Corporate Bonds
(Cost $56,036)		55,640

U.S. Government Agency Mortgage-Backed Securities – 11.8%
Adjustable Rate (e) – 7.6%
Federal Home Loan Mortgage Corporation Pool
7.250%, 12/01/2026, #756591	928	940
6.983%, 01/01/2029, #846946 (f)	647	664
7.045%, 10/01/2029, #786853	525	526
7.222%, 04/01/2030, #972055 (f)	409	421
6.803%, 05/01/2030, #847014 (f)	443	445
6.216%, 06/01/2031, #847367	299	302
7.020%, 08/01/2032, #847331 (f)	4,053	4,174
7.078%, 09/01/2032, #847652	2,029	2,051
7.106%, 10/01/2032, #847063 (f)	337	343
4.223%, 05/01/2033, #780456	1,925	1,921
Federal National Mortgage Association Pool
7.008%, 11/01/2025, #433988 (f)	842	845
7.125%, 02/01/2028, #415285	58	59
6.991%, 10/01/2030, #847241 (f)	2,673	2,755
6.118%, 06/01/2031, #625338 (f)	561	566
6.912%, 12/01/2031, #535363 (f)	1,820	1,865
7.103%, 03/01/2032, #545791	109	110
7.176%, 05/01/2032, #545717	911	920
7.180%, 05/01/2032, #634948 (f)	308	310
4.476%, 10/01/2032, #661645 (f)	740	740
4.703%, 12/01/2032, #671884	1,390	1,395
7.172%, 04/01/2034, #775389	281	282
4.266%, 07/01/2034, #795242 (f)	4,144	4,089
7.172%, 08/01/2036, #555369	546	554
Government National Mortgage Association Pool
5.750%, 08/20/2021, #8824	224	226
5.750%, 07/20/2022, #8006 (f)	276	278
5.750%, 09/20/2025, #8699	147	149
5.375%, 04/20/2026, #8847	130	131
5.750%, 08/20/2027, #80106	44	44
6.375%, 01/20/2028, #80154	72	72
5.375%, 05/20/2029, #80283 (f)	302	306
5.875%, 11/20/2030, #80469 (f)	352	356
5.375%, 04/20/2031, #80507 (f)	177	179
5.500%, 08/20/2031, #80535 (f)	628	634
6.500%, 02/20/2032, #80580 (f)	147	148

		28,800

Fixed Rate – 4.2%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.837%, 01/25/2012	4,076	4,055
Federal Home Loan Mortgage Corporation Pool
7.750%, 07/01/2009, #184513	4	4
Federal National Mortgage Association Pool
3.900%, 06/01/2010, #461013	6,710	6,464
5.500%, 05/01/2012, #254340 (f)	1,021	1,018
4.000%, 12/01/2013, #255039	4,224	4,059

		15,600

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $44,835)		44,400
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 11.4%
Adjustable Rate (e) – 9.8%
Citigroup Mortgage Loan Trust
Series 2005-7, Class 2A1A
4.861%, 09/25/2035	3,777	3,716
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
4.877%, 01/25/2035	2,178	2,148
JP Morgan Mortgage Trust
Series 2004-A1, Class 3A1
4.973%, 02/25/2034	1,958	1,916
Structured Mortgage Loan Trust
Series 2004-11, Class A
7.317%, 08/25/2034	368	370
Washington Mutual
Series 2003-AR3, Class A5
3.927%, 04/25/2033	5,281	5,235
Series 2003-AR10, Class A6
4.060%, 10/25/2033	7,000	6,896
Series 2004-AR7, Class A6
3.942%, 07/25/2034	5,000	4,870
Wells Fargo Mortgage Backed Securities Trust
Series 2004-E, Class A5
3.662%, 05/25/2034	5,868	5,770
Series 2004-N, Class A3
4.099%, 08/25/2034	3,223	3,198
Series 2005-AR10, Class 2A5
4.109%, 06/25/2035	2,930	2,870

		36,989

Fixed Rate – 1.6%
Citigroup Mortgage Loan Trust
Series 2005-WF1, Class A2
4.490%, 02/25/2035	5,329	5,283
The accompanying notes are an integral part of the financial statements.
44      First American Funds Annual Report 2007

Short Term Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

First Horizon Mortgage Pass-Through Trust
Series 2004-4, Class 2A1
4.500%, 07/25/2019	$771	$763
Residential Accredited Loans Series 2003-QS17, Class CB7
5.500%, 09/25/2033	55	55

		6,101

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $43,380)		43,090

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 4.5%
Fixed Rate – 4.5%
Federal Home Loan Mortgage Corporation Series 2763, Class TA
4.000%, 03/15/2011 (f)	4,239	4,151
Series 2780, Class QC
4.500%, 03/15/2017 (f)	5,000	4,868
Series 1022, Class J
6.000%, 12/15/2020	38	38
Series 2738, Class UA
3.570%, 12/15/2023 (f)	2,815	2,761
Series 2589, Class GK
4.000%, 03/15/2026 (f)	1,638	1,617
Federal National Mortgage Association
Series 1992-150, Class MA
5.500%, 09/25/2022	108	107
Series 2004-90, Class GA
4.350%, 03/25/2034	3,720	3,569

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $17,315)		17,111

Short-Term Investments – 1.0%
Money Market Fund – 0.9%
First American Prime Obligations Fund, Class Z (h)	3,579,193	3,579

U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill
4.631%, 10/04/2007 (i)	$320	316

Total Short-Term Investments
(Cost $3,895)		3,895

Investment Purchased with Proceeds from Securities Lending – 29.1%
Mount Vernon Securities Lending Prime Portfolio (j)
(Cost $109,803)	109,803,296	109,803

Total Investments – 128.5%
(Cost $489,041)		485,627

Other Assets and Liabilities, Net – (28.5)%		(107,774)

Total Net Assets – 100.0%		$377,853

(a)	Security is fair valued and illiquid. As of June 30, 2007, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(b)	Security in default at June 30, 2007.

(c)	Non-income producing security.

(d)	Security purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $22,094 or 5.8% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(f)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $106,745 at June 30, 2007. See note 2 in Notes to Financial Statements.

(g)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(i)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is the effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(j)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market. See note 2 in Notes to Financial Statements.

REIT –	Real Estate Investment Trust
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

British Pounds Currency Futures	15	$1,880	September 2007	$33
Canadian Dollar Currency Futures	10	943	September 2007	3
Euro Currency Futures	17	2,883	September 2007	36
Swiss Franc Currency Futures	29	2,984	September 2007	45
U.S. Treasury 2 Year Note Futures	9	1,834	September 2007	(3)
U.S. Treasury 5 Year Note Futures	(322)	(33,513)	September 2007	3
U.S. Treasury 10 Year Note Futures	(38)	(4,017)	September 2007	36

				$153

First American Funds Annual Report 2007       45

Schedule of  Investments continued
Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	06/20/2012	$1,000	$—
Citigroup	Lennar Corporation	Buy	1.050%	09/20/2012	900	4
Citigroup	Ryland Group	Buy	1.250%	09/20/2012	900	(4)
Deutsche Bank	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	4,000	64
Deutsche Bank	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	4,300	13
J.P. Morgan	Centurytel, Inc.	Buy	0.540%	09/20/2012	1,515	(1)
J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	10,750	45
J.P. Morgan	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	1,700	15
J.P. Morgan	Dow Jones CDX IG7 Index	Sell	0.250%	12/20/2009	25,000	(14)
J.P. Morgan	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	1,900	5
J.P. Morgan	Honeywell International	Buy	0.410%	09/20/2017	1,600	—
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	06/12/2012	1,330	(6)
UBS	Amerisourcebergen Corporation	Buy	0.585%	09/20/2012	1,000	(2)
UBS	Cardinal Health, Inc.	Buy	0.320%	09/20/2012	1,000	(1)
UBS	Constellation Energy Group, Inc.	Buy	0.230%	06/20/2012	1,000	1
UBS	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	2,350	14
UBS	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	1,800	20
UBS	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	2,000	41
UBS	McKesson Corporation	Buy	0.385%	09/20/2012	1,000	(2)
UBS	Whirlpool Corporation	Buy	0.785%	09/20/2017	1,000	1

						$193

Interest Rate Swap Agreements

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Appreciation

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$49,000	$90
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	51,000	75
UBS	3-Month LIBOR	Receive	4.773%	01/17/2011	12,000	252
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	13,000	71

						$488

Total Return Bond Fund
DESCRIPTION	PAR	VALUE

U.S. Government Agency Mortgage-Backed Securities – 32.7%
Adjustable Rate (a) – 2.7%
Federal Home Loan Mortgage Corporation Pool
6.696%, 10/01/2029, #1L0117	$1,153	$1,178
6.507%, 07/01/2030, #847240 (b)	1,184	1,194
5.682%, 05/01/2033, #847411	864	872
5.778%, 07/01/2036, #1K1238 (b)	3,203	3,192
5.603%, 05/01/2037, #1H1396 (b)	8,020	7,999
Federal National Mortgage Association Pool
7.026%, 09/01/2033, #725553	510	518
5.268%, 11/01/2034, #735054 (b)	1,693	1,672
6.939%, 01/01/2035, #745548	1,123	1,138
5.310%, 12/01/2035, #850865 (b)	6,061	5,981

		23,744

Fixed Rate – 30.0%
Federal Home Loan Mortgage Corporation Pool
4.000%, 04/01/2008, #M90808 (b)	1,504	1,487
5.000%, 09/01/2018, #E99575	1,081	1,049
5.500%, 12/01/2020, #G11810	3,024	2,980
6.500%, 07/01/2031, #A17212 (b)	3,210	3,275
Federal National Mortgage Association Pool
3.900%, 06/01/2010, #461013	5,000	4,817
5.500%, 12/01/2018, #735575 (b)	1,691	1,673
5.500%, 01/01/2020, #735386	1,271	1,257
5.500%, 06/01/2020, #735792	1,087	1,075
5.000%, 12/01/2020, #745079 (b)	18,464	17,857
5.000%, 02/01/2021, #745279 (b)	1,854	1,793
5.000%, 01/01/2022, #899008 (b)	5,747	5,555
5.000%, 02/01/2022, #912554	2,142	2,070
5.000%, 03/01/2022, #899298 (b)	5,780	5,586
5.500%, 02/01/2025, #255628 (b)	2,792	2,729
5.500%, 10/01/2025, #255956 (b)	13,714	13,383
5.500%, 03/01/2027, #256640 (b)	9,832	9,572
6.000%, 04/01/2032, #745101 (b)	1,078	1,083
5.500%, 06/01/2033, #843435 (b)	1,166	1,130
5.000%, 09/01/2033, #713735	6,537	6,157
5.000%, 10/01/2033, #741897 (b)	1,345	1,267
5.500%, 10/01/2033, #555800 (b)	3,476	3,368
5.500%, 11/01/2033, #555967 (b)	6,429	6,229
5.000%, 03/01/2034, #725205 (b)	1,244	1,172
5.000%, 03/01/2034, #725250 (b)	1,118	1,053
6.000%, 03/01/2034, #745324	2,154	2,146
5.500%, 04/01/2034, #725424 (b)	3,045	2,950
5.000%, 05/01/2034, #255189	16,202	15,245
5.000%, 05/01/2034, #725456	1,100	1,035
5.000%, 06/01/2034, #782909	855	804
5.000%, 07/01/2034 (c)	8,880	8,320
5.500%, 07/01/2034 (c)	17,150	16,539
6.000%, 07/01/2034 (c)	8,330	8,239
5.500%, 08/01/2034, #745563 (b)	2,114	2,048
5.500%, 09/01/2034, #725773 (b)	1,962	1,899
6.000%, 04/01/2035, #735503 (b)	3,331	3,312
5.500%, 05/01/2035, #735500 (b)	28,036	27,109
5.500%, 08/01/2035, #829679	4,694	4,538
5.500%, 09/01/2035, #842230 (b)	2,414	2,334
5.500%, 10/01/2035, #735899 (b)	2,860	2,769
6.000%, 01/01/2036, #831215 (b)	3,114	3,086
6.000%, 01/01/2036, #852347	3,091	3,059
5.500%, 03/01/2036, #745354	15,408	14,898
6.500%, 04/01/2036, #831377	1,369	1,382
6.500%, 04/01/2036, #852909 (b)	927	936
6.500%, 07/01/2036, #831683	2,191	2,212
6.500%, 08/01/2036, #893318 (b)	1,966	1,985
The accompanying notes are an integral part of the financial statements.
46      First American Funds Annual Report 2007

Total Return Bond Fund (continued)
DESCRIPTION	PAR	VALUE

6.500%, 09/01/2036, #897129 (b)	$16,264	$16,422
6.000%, 11/01/2036, #870962 (b)	8,060	7,978
6.000%, 11/01/2036, #902786 (b)	5,861	5,801
5.500%, 01/01/2037, #906059 (b)	5,902	5,696

		260,359

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $288,641)		284,103

Asset-Backed Securities – 19.6%
Automotive – 1.0%
FTN Financial Auto Securitization Trust Series 2004-A, Class A
2.550%, 06/15/2010 (d)	978	976
Harley-Davidson Motorcycle Trust Series 2005-4, Class A2
4.850%, 06/15/2012	1,190	1,183
Hertz Vehicle Financing Series 2005-2A, Class A6
5.080%, 11/25/2011 (d)	2,690	2,653
Volkswagen Auto Loan Enhanced Trust Series 2005-1, Class A4
4.860%, 04/20/2012	4,255	4,221

		9,033

Commercial Mortgages – 15.2%
Bank of America Commercial Mortgage Series 2006-2, Class A4
5.930%, 05/10/2045	785	783
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4
5.405%, 12/11/2040 (b)	8,765	8,533
Commercial Mortgage Pass-Through Certificates Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 (d)	1,805	1,798
Series 2004-RS1, Class A
4.018%, 03/03/2041 (d)	3,640	3,510
Series 2005-LP5, Class A2
4.630%, 05/10/2043	5,750	5,634
Series 2006-C8, Class A2B
5.248%, 12/10/2046	14,200	13,979
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2
6.538%, 06/15/2031	1,217	1,218
GE Capital Commercial Mortgage Corporation Series 2005-C3, Class A2
4.853%, 07/10/2045	7,405	7,281
GMAC Commercial Mortgage Securities Series 2005-C1, Class A2
4.471%, 05/10/2043	14,395	14,049
Greenwich Capital Commercial Funding Series 2003-C1, Class A2
3.285%, 07/05/2035	1,500	1,444
Series 2005-GG5, Class A2
5.117%, 04/10/2037	13,625	13,474
Series 2005-GG5, Class A5
5.224%, 04/10/2037	7,159	6,893
GS Mortgage Securities II Series 2006-GG6, Class A2
5.506%, 04/10/2038	9,450	9,434
Series 2006-GG8, Class A2
5.479%, 11/10/2039	13,440	13,361
Series 2006-GG8, Class A4
5.560%, 11/10/2039	10,150	9,928
Series 2006-RR2, Class A1
5.812%, 06/23/2046 (d)	3,230	3,168
Series 2006-RR3, Class A1S
5.760%, 07/18/2056 (d)	4,310	4,206
J.P. Morgan Chase Commercial Mortgage Securities Series 2005-LDP5, Class A4
5.345%, 12/15/2044	1,510	1,459
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2
3.246%, 03/15/2029	10,000	9,671
Series 2005-C7, Class A2
5.103%, 11/15/2030	2,500	2,471

		132,294

Credit Cards – 1.8%
Bank of America Credit Card Trust Series 2007-A8, Class A8
5.590%, 11/17/2014	12,865	12,947
Citibank Credit Card Issuance Trust Series 2006-A4, Class A4
5.450%, 05/10/2013	1,860	1,861
Providian Gateway Master Trust Series 2004-DA, Class A
3.350%, 09/15/2011 (d)	620	618

		15,426

Home Equity – 0.1%
GRMT Mortgage Loan Trust Series 2001-1A, Class M1
7.772%, 07/20/2031 (d)	218	218

Manufactured Housing – 0.3%
Green Tree Financial Series 1996-8, Class A7
8.050%, 10/15/2027	356	368
Origen Manufactured Housing Series 2005-A, Class A2
4.490%, 05/15/2018	2,319	2,293

		2,661

Other – 0.5%
GRP/ AG Real Estate Asset Trust Series 2005-1, Class A
4.850%, 01/25/2035 (d)	78	77
Small Business Administration Series 2006-P10B, Class 1
5.681%, 08/10/2016	4,112	4,074

		4,151

Recreational Vehicles – 0.1%
J.P. Morgan RV Marine Trust Series 2004-1A, Class A1
3.120%, 04/15/2011 (d)	697	693

Utilities – 0.6%
PG & E Energy Recovery Funding Series 2005-2, Class A2
5.030%, 03/25/2014	5,655	5,601

Total Asset-Backed Securities
(Cost $172,181)		170,077

First American Funds Annual Report 2007       47

Schedule of  Investments continued

Total Return Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Corporate Bonds – 16.7%
Banking – 0.7%
Alfa
7.875%, 10/10/2009	$950	$955
J.P. Morgan Chase
5.150%, 10/01/2015 (b)	2,995	2,848
SOC General Real Estate
7.640%, 12/29/2049 (a) (d)	1,465	1,472
Wells Fargo Capital X
5.950%, 12/15/2036	945	881

		6,156

Basic Industry – 2.1%
Celulosa Arauco Y Constitucion
8.625%, 08/15/2010	1,500	1,621
Evraz Group
8.250%, 11/10/2015 (d) (e)	700	716
Falconbridge
7.350%, 06/05/2012	2,455	2,625
FMG Finance
10.000%, 09/01/2013 (d) (e)	1,185	1,321
Freeport-McMoran Copper & Gold
8.375%, 04/01/2017	1,745	1,863
Griffin Coal Mining
9.500%, 12/01/2016 (d)	1,410	1,451
Noble Group Limited
6.625%, 03/17/2015 (d) (e)	1,415	1,298
Sino Forest
9.125%, 08/17/2011 (b) (d) (e)	1,170	1,240
Southern Copper
7.500%, 07/27/2035	1,265	1,358
Teck Cominco Limited
6.125%, 10/01/2035	1,575	1,456
Vale Overseas
6.250%, 01/11/2016	1,020	1,012
6.875%, 11/21/2036	2,150	2,161

		18,122

Brokerage – 1.2%
Lehman Brothers Holdings
5.750%, 01/03/2017	2,355	2,288
Merrill Lynch
6.050%, 05/16/2016 (b)	4,365	4,318
Morgan Stanley
5.375%, 10/15/2015	3,895	3,729

		10,335

Capital Goods – 0.2%
Chart Industries
9.125%, 10/15/2015	585	614
Siemens Financiering
6.125%, 08/17/2026 (d)	1,350	1,332

		1,946

Communications – 0.7%
C & M Finance
8.100%, 02/01/2016 (d) (e)	565	573
News America Holdings
7.750%, 01/20/2024	1,540	1,690
Telecom Italia Capital
4.000%, 11/15/2008	1,170	1,145
Telefonica Emisones
6.221%, 07/03/2017 (c)	1,205	1,202
Vimpelcom
8.250%, 05/23/2016 (d) (e)	1,110	1,159

		5,769

Consumer Cyclical – 1.1%
DaimlerChrysler
6.500%, 11/15/2013	2,185	2,257
Galaxy Entertainment
9.875%, 12/15/2012 (b) (d) (e)	575	618
Home Depot
5.875%, 12/16/2036	3,345	2,980
Lippo Karwaci Finance
8.875%, 03/09/2011 (e)	1,075	1,071
Shimao Property Holdings
8.000%, 12/01/2016 (d)	1,110	1,113
Viacom
6.875%, 04/30/2036	1,975	1,908

		9,947

Consumer Non Cyclical – 0.5%
Fisher Scientific International
6.750%, 08/15/2014	785	788
JBS
10.500%, 08/04/2016 (d)	880	963
Sadia Overseas
6.875%, 05/24/2017 (d) (e)	1,000	970
Vitro
9.125%, 02/01/2017 (d)	1,265	1,297

		4,018

Electric – 1.6%
Dynegy Holdings
7.750%, 06/01/2019 (d)	1,385	1,288
Edison Mission Energy
7.500%, 06/15/2013	1,060	1,049
Florida Power & Light
5.650%, 02/01/2037	2,335	2,188
ISA Capital Brasil
8.800%, 01/30/2017 (b) (d) (e)	1,400	1,498
MidAmerican Energy Holdings
6.125%, 04/01/2036	2,630	2,541
Ohio Power, Series K
6.000%, 06/01/2016	1,685	1,687
Oncor Electric Delivery
7.000%, 05/01/2032	2,210	2,327
Pacific Gas & Electric
6.050%, 03/01/2034	1,590	1,540

		14,118

Energy – 2.0%
Gazprom International
7.201%, 02/01/2020 (d)	2,008	2,079
Lukoil International Finance
6.356%, 06/07/2017 (d)	670	648
6.656%, 06/07/2022 (b) (d)	2,585	2,507
Mariner Energy
7.500%, 04/15/2013	1,530	1,499
Nexen
6.400%, 05/15/2037	910	870
Petro-Canada
5.350%, 07/15/2033 (b)	955	817
Pioneer Natural Resource
6.650%, 03/15/2017	1,655	1,566
Tengizcheveroil Finance
6.124%, 11/15/2014 (d)	1,250	1,227
Tesoro
6.625%, 11/01/2015	1,315	1,302
TNK-BP Finance
6.625%, 03/20/2017 (d)	1,100	1,066
The accompanying notes are an integral part of the financial statements.
48      First American Funds Annual Report 2007

Total Return Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Valero Energy
6.625%, 06/15/2037	$1,845	$1,836
Whiting Petroleum
7.000%, 02/01/2014	1,650	1,551

		16,968

Finance – 1.1%
Capital One Financial
6.150%, 09/01/2016	2,265	2,236
Gazprombank
6.500%, 09/23/2015	720	703
Janus Capital Group
6.700%, 06/15/2017	1,700	1,715
SLM
5.400%, 10/25/2011	1,935	1,772
Transcapitalinvest
5.670%, 03/05/2014 (d)	3,490	3,375

		9,801

Insurance – 0.5%
Allied World Assurance
7.500%, 08/01/2016	3,070	3,227
Unumprovident
5.997%, 05/15/2008	1,040	1,042

		4,269

Natural Gas – 0.3%
Enterprise Products
8.375%, 08/01/2066 (b)	860	918
Southern Union
7.200%, 11/01/2066	715	716
Transport De Gas Del Sur
7.875%, 05/14/2017 (d) (e)	1,250	1,204

		2,838

Real Estate – 1.0%
China Properties Group
9.125%, 05/04/2014 (b) (d) (e)	640	605
Greentown China Holdings
9.000%, 11/08/2013 (b) (d) (e)	1,685	1,717
Health Care Properties – REIT Series MTN,
6.300%, 09/15/2016	2,620	2,618
Prologis 2006 – REIT
5.750%, 04/01/2016	3,395	3,349

		8,289

Sovereigns – 2.7%
Bundersrepublic Deutschland
3.250%, 07/04/2015 (f) EUR	5,100	6,307
United Kingdom Gilt Treasury
4.750%, 09/07/2015 (f) GBP	3,900	7,426
4.750%, 03/07/2020 (f) GBP	4,400	8,356
United Mexican States
5.625%, 01/15/2017 (b)	$1,735	1,699

		23,788

Technology – 1.0%
Celestica
7.875%, 07/01/2011 (e)	1,840	1,785
Chartered Semiconductor
6.375%, 08/03/2015	590	588
Jabil Circuit
5.875%, 07/15/2010	3,035	3,007
LG Electronics
5.000%, 06/17/2010 (d)	785	767
Seagate Technology
6.375%, 10/01/2011 (b) (e)	2,390	2,330

		8,477

Total Corporate Bonds
(Cost $147,580)		144,841

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 14.2%
Adjustable Rate – 6.5%
Chase Mortgage Finance Series 2003-S13, Class A16
5.000%, 11/25/2033	7,707	7,190
Citigroup Mortgage Loan Trust Series 2004-HYB4, Class HAII
5.342%, 10/25/2034	10,384	10,288
Series 2005-7, Class 2A1A
4.861%, 09/25/2035	1,937	1,906
Countrywide Home Loans Series 2006-HYB5, Class 3A1A
5.984%, 09/20/2036	7,683	7,675
GMAC Mortgage Corporation Loan Trust Series 2003-AR2, Class 4A1
4.734%, 12/19/2033	2,438	2,362
GSR Mortgage Loan Trust Series 2005-AR1, Class B1
4.877%, 01/25/2035	2,227	2,197
JP Morgan Mortgage Trust Series 2004-A1, Class 3A1
4.973%, 02/25/2034	4,688	4,586
Residential Funding Mortgage Securities I Series 2006-SA2, Class 4A1
5.871%, 08/25/2036	2,936	2,905
Wachovia Mortgage Loan Trust Series 2005-B, Class 1A1
4.945%, 10/20/2035	1,313	1,312
Washington Mutual Series 2003-AR1, Class A5
3.970%, 03/25/2033	1,168	1,160
Series 2003-AR10, Class A6
4.060%, 10/25/2033	5,082	5,006
Series 2004-AR7, Class A6
3.942%, 07/25/2034	2,630	2,562
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR10, Class 2A5
4.109%, 06/25/2035	3,567	3,494
Series 2006-AR1, Class 2A2
5.554%, 03/25/2036	4,229	4,193

		56,836

Fixed Rate – 7.7%
ABN AMRO Mortgage Series 2003-7, Class A1
4.750%, 07/25/2018	2,769	2,660
Chase Mortgage Finance Series 2003-S12, Class 1A1
4.750%, 12/25/2018	2,685	2,613
Series 2003-S11, Class 1A1
5.000%, 10/25/2033	2,839	2,638
Chaseflex Trust Series 2005-2, Class 4A1
5.000%, 05/25/2020	5,459	5,237
First American Funds Annual Report 2007       49

Schedule of  Investments continued

Total Return Bond Fund (continued)
DESCRIPTION	PAR	VALUE

Citigroup Mortgage Loan Trust Series 2005-WF1, Class A2
4.490%, 02/25/2035	$1,603	$1,589
Countrywide Alternative Loan Trust Series 2004-12CB, Class 1A1
5.000%, 07/25/2019	1,386	1,352
Series 2004-24CB, Class 2A1
5.000%, 11/25/2019	1,793	1,744
Credit Suisse First Boston Mortgage Securities Series 2005-3, Class 5A1
5.500%, 07/25/2020	2,004	1,991
First Horizon Mortgage Pass-Through Trust Series 2003-7, Class 2A1
4.500%, 09/25/2018	7,733	7,455
Series 2004-4, Class 2A1
4.500%, 07/25/2019	731	724
GMAC Mortgage Corporation Loan Trust Series 2003-J4, Class 3A1
4.750%, 09/25/2018	7,510	7,165
GSMPS Mortgage Loan Trust Series 2003-1, Class B1
6.971%, 03/25/2043	3,066	3,115
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1
5.500%, 08/25/2019	962	945
Series 2005-4F, Class B1
5.729%, 05/25/2035	2,370	2,276
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
6.154%, 11/25/2034	2,924	2,917
Residential Accredit Loans Series 2005-QS12, Class A7
5.500%, 08/25/2035	3,678	3,658
Residential Funding Mortgage Securities I Series 2004-S9, Class 2A1
4.750%, 12/25/2019	1,428	1,368
Washington Mutual Series 2002-S8, Class 2A7
5.250%, 01/25/2018	6,470	6,284
Series 2004-CB1, Class 1A
5.250%, 06/25/2019	2,067	2,041
Wells Fargo Mortgage Backed Securities Trust Series 2004-7, Class 2A2
5.000%, 07/25/2019	5,215	5,019
Series 2004-8, Class A1
5.000%, 08/25/2019	3,080	2,997
Series 2005-13, Class A1
5.000%, 11/25/2020	1,007	985

		66,773

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities (Cost $124,397)		123,609

U.S. Government & Agency Securities – 11.1%
U.S. Agency Debentures – 0.6%
Federal National Mortgage Association
5.250%, 08/01/2012 (b)	5,590	5,542

Total Return Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

U.S. Treasuries – 10.5%
U.S. Treasury Bond (STRIPS)
0.000%, 02/15/2023 (b) (g)	16,065	7,086
U.S. Treasury Bonds
6.250%, 08/15/2023 (b)	2,570	2,854
6.875%, 08/15/2025 (b)	9,940	11,842
5.250%, 11/15/2028 (b)	8,000	8,055
4.500%, 02/15/2036 (b)	20,805	18,838
4.750%, 02/15/2037 (b)	1,030	971
U.S. Treasury Notes
3.750%, 05/15/2008	12,000	11,869
4.750%, 02/15/2010 (b)	8,990	8,957
4.625%, 08/31/2011 (b)	10,380	10,263
4.500%, 03/31/2012 (b)	2,650	2,602
3.000%, 07/15/2012 (b)	7,459	7,603

		90,940

Total U.S. Government & Agency Securities (Cost $98,466)		96,482

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 3.0%
Fixed Rate – 3.0%
Federal Home Loan Mortgage Corporation Series 2937, Class JD
5.000%, 03/15/2028 (b)	4,000	3,920
Series 2690, Class OE
5.000%, 11/15/2028 (b)	4,000	3,897
Series 2901, Class UB
5.000%, 03/15/2033 (b)	5,000	4,728
Federal National Mortgage Association Series 2005-44, Class PC
5.000%, 11/25/2027 (b)	7,750	7,577
Series 2003-81, Class MB
5.000%, 05/25/2029 (b)	3,375	3,299
Series 2005-62, Class JE
5.000%, 06/25/2035 (b)	2,497	2,425

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $26,092)		25,846
Common Stocks – 0.7%
Energy – 0.7%
Baytex Energy Trust	37,859	757
Canadian Oil Sands Trust, ADR (b)	30,050	929
Canetic Resources Trust (b)	80,450	1,310
Harvest Energy Trust (b)	24,575	761
Penn West Energy Trust (b)	22,095	737
Peyto Energy Trust (b) (f)	23,000	393
Provident Energy Trust (b)	65,800	782

Total Common Stocks
(Cost $5,135)		5,669

Preferred Stock – 0.2%
Insurance – 0.2%
Aspen Insurance Holdings
(Cost $2,219)	84,500	2,104

Municipal Bond – 0.2%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950%, 09/01/2016
(Cost $2,000)	$2,000	2,019

The accompanying notes are an integral part of the financial statements.
50      First American Funds Annual Report 2007

Total Return Bond Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Convertible Security – 0.1%
Basic Industry – 0.1%
Coeur d’Alene Mines
1.250%, 01/15/2024 (b)
(Cost $1,150)	$1,200	$1,066

Short-Term Investments – 5.9%
Money Market Fund – 5.6%
First American Prime Obligations Fund, Class Z (h)	48,660,937	48,661

U.S. Treasury Obligations (i) – 0.3%
U.S. Treasury Bills
4.529%, 08/23/2007	$320	318
4.631%, 10/04/2007	2,575	2,543

		2,861

Total Short-Term Investments
(Cost $51,522)		51,522

Investment Purchased with Proceeds from Securities Lending – 37.0%
Mount Vernon Securities Lending Prime Portfolio (j)
(Cost $321,246)	321,246,111	321,246

Total Investments – 141.4%
(Cost $1,240,629)		1,228,584

Other Assets and Liabilities, Net – (41.4)%		(359,590)

Total Net Assets – 100.0%		$868,994

(a)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(b)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a market value of $314,717 at June 30, 2007. See note 2 in Notes to Financial Statements.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $34,068 or 3.9% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under the guidelines established by the fund’s board of directors. As of June 30, 2007, the value of these investments was $51,421 or 5.9% of total net assets. See note 2 in Notes to Financial Statements.

(e)	Represents a foreign high yield (non-investment grade) U.S. dollar denominated bond. On June 30, 2007, the value of these investments was $18,105, which represents 2.1% of total net assets.

(f)	Foreign denominated security values are stated in U.S. dollars. Principal amounts are U.S. dollars unless otherwise noted.

(g)	Principal only.

(h)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(i)	Security has been deposited as initial margin on open futures contracts and swap agreements. Rate shown is the rate in effect at June 30, 2007. See note 2 in Notes to Financial Statements.

(j)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

ADR –	American Depository Receipt

REIT –	Real Estate Investment Trust

STRIPS –	Separate Trading of Registered Interest and Principal Securities
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Australian Dollar Currency Futures	53	$4,484	September 2007	$(13)
British Pounds Currency Futures	13	1,629	September 2007	7
Canadian Dollar Currency Futures	215	20,266	September 2007	104
Euro Currency Futures	61	10,346	September 2007	152
Japanese Yen Currency Futures	82	8,406	September 2007	(60)
Swiss Franc Currency Futures	219	22,535	September 2007	321
U.S. Treasury 2 Year Note Futures	(1,296)	(264,100)	September 2007	(578)
U.S. Treasury 5 Year Note Futures	(534)	(55,578)	September 2007	(404)
U.S. Treasury 10 Year Note Futures	(891)	(94,181)	September 2007	(995)

				$(1,466)

Credit Default Swap Agreements

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Citigroup	Constellation Energy Group, Inc.	Buy	0.240%	06/20/2012	$1,900	$—
Citigroup	Lennar Corporation	Buy	1.050%	09/20/2012	2,000	8
Citigroup	Ryland Group	Buy	1.250%	09/20/2012	2,000	(8)
Deutsche Bank	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	7,500	22
Deutsche Bank	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	14,000	284
J.P. Morgan	Centurytel, Inc.	Buy	0.540%	09/20/2012	3,275	(3)
J.P. Morgan	Dow Jones CDX EM7 Index	Buy	1.250%	06/20/2012	15,000	33
J.P. Morgan	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	44,600	806
J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	27,900	113
J.P. Morgan	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	22,500	602
J.P. Morgan	Honeywell International	Buy	0.410%	09/20/2017	3,500	—
J.P. Morgan	Sara Lee Corporation	Buy	0.500%	06/12/2012	2,800	(12)
J.P. Morgan	Turkey Government International Bond	Buy	1.870%	12/20/2011	4,300	(92)
UBS	Amerisourcebergen Corporation	Buy	0.585%	09/20/2012	2,000	(3)
UBS	Cardinal Health, Inc.	Buy	0.320%	09/20/2012	2,000	(2)
UBS	Constellation Energy Group, Inc.	Buy	0.230%	06/20/2012	1,900	1
UBS	Dow Jones CDX EM7 Index	Buy	1.250%	06/20/2012	11,500	28
UBS	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	3,700	22
UBS	Dow Jones CDX XO8 Index	Buy	1.400%	06/20/2012	2,500	51
UBS	Dow Jones CDX HY8 Index	Buy	2.750%	06/20/2012	19,700	439
First American Funds Annual Report 2007       51

Schedule of  Investments continued
Total Return Bond Fund (concluded)

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

UBS	McKesson Corporation	Buy	0.385%	09/20/2012	$2,000	$(4)
UBS	Turkey Government International Bond	Buy	1.480%	07/20/2012	4,100	3
UBS	Venezuela Government International Bond	Buy	2.220%	07/20/2012	4,300	99
UBS	Whirlpool Corporation	Buy	0.785%	09/20/2017	2,325	2

						$2,389

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$107,000	$197
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	16,000	(335)
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	112,000	165
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	29,000	158
UBS	3-Month LIBOR	Pay	5.590%	06/25/2012	33,000	140
UBS	3-Month LIBOR	Pay	5.798%	06/19/2017	60,000	592

						$917

Schedule of Open Written Call Options

	Exercise	Premium	Expiration	Number of
Option	Price	Received	Date	Contracts	Value

U.S. Treasury 10 Year Note Futures – September 2007	$110.00	$55	08/24/2007	197	$6

U.S. Government Mortgage Fund
DESCRIPTION	PAR	VALUE

U.S. Government Agency Mortgage-Backed Securities – 88.7%
Adjustable Rate (a) – 3.7%
Federal National Mortgage Association Pool
5.451%, 03/01/2037, #914224	$2,875	$2,851
5.505%, 04/01/2037, #913187	2,928	2,956

		5,807

Fixed Rate – 85.0%
Federal Home Loan Mortgage Corporation Pool
7.500%, 04/01/2008, #E45929	5	5
7.000%, 07/01/2011, #E20252	23	23
7.000%, 11/01/2011, #E65619	2	2
7.500%, 09/01/2012, #G10735	115	118
6.000%, 10/01/2013, #E72802	213	215
5.500%, 01/01/2014, #E00617	791	785
7.000%, 09/01/2014, #E00746	133	137
6.000%, 09/01/2022, #C90580	916	921
6.500%, 01/01/2028, #G00876	365	372
6.500%, 11/01/2028, #C00676	829	847
7.500%, 01/01/2030, #C35768	40	42
6.500%, 03/01/2031, #G01244	592	605
5.000%, 09/01/2033, #C01622	2,002	1,886
6.000%, 08/01/2036, #A51416	1,174	1,164
5.603%, 05/01/2037, #1H1396 (b)	3,250	3,242
Federal National Mortgage Association Pool
7.000%, 11/01/2011, #250738	11	12
7.000%, 11/01/2011, #349630	5	5
7.000%, 11/01/2011, #351122	17	17
6.000%, 04/01/2013, #425550	138	139
6.500%, 08/01/2013, #251901	114	117
6.000%, 11/01/2013, #556195	184	186
7.000%, 10/01/2014, #252799	88	91
5.500%, 04/01/2016, #580516	701	693
6.500%, 07/01/2017, #254373	814	832
7.000%, 07/01/2017, #254414	746	769
5.500%, 12/01/2017, #673010 (b)	591	584
5.500%, 04/01/2018, #695765	757	749
4.500%, 05/01/2018, #254720 (b)	3,735	3,559
5.000%, 07/01/2018, #555621 (b)	1,267	1,229
5.000%, 11/01/2018, #750989	2,680	2,600
5.000%, 07/01/2019 (c)	3,000	2,899
5.500%, 09/01/2019, #725793	3,340	3,302
6.000%, 12/01/2021, #254138	559	561
6.000%, 01/01/2022, #254179	674	677
6.500%, 06/01/2022, #254344	630	644
6.000%, 10/01/2022, #254513	735	738
5.500%, 10/01/2024, #255456	1,956	1,911
5.500%, 02/01/2025, #255628 (b)	1,396	1,364
5.500%, 10/01/2025, #255956 (b)	3,653	3,565
7.000%, 12/01/2027, #313941	436	451
7.000%, 09/01/2031, #596680	1,028	1,053
6.500%, 12/01/2031, #254169	969	977
6.000%, 04/01/2032, #745101 (b)	3,541	3,557
6.500%, 06/01/2032, #596712	2,876	2,903
6.500%, 07/01/2032, #545759	1,297	1,320
7.000%, 07/01/2032, #545815	259	269
6.000%, 08/01/2032, #656269 (b)	936	940
5.500%, 03/01/2033, #689109	2,494	2,417
5.500%, 04/01/2033, #703392	2,846	2,758
5.500%, 05/01/2033, #704523	2,031	1,968
5.500%, 06/01/2033, #843435 (b)	3,479	3,372
5.500%, 07/01/2033, #726520	2,717	2,632
5.500%, 07/01/2033, #728667	1,556	1,508
4.500%, 08/01/2033, #555680 (b)	2,007	1,831
5.000%, 08/01/2033, #736158 (b)	2,611	2,460
5.500%, 08/01/2033, #728855	1,535	1,487
5.500%, 08/01/2033, #733380	2,154	2,087
The accompanying notes are an integral part of the financial statements.
52      First American Funds Annual Report 2007

U.S. Government Mortgage Fund (continued)
DESCRIPTION	PAR	VALUE

5.000%, 09/01/2033, #734566	$2,910	$2,741
5.000%, 10/01/2033, #747533	2,811	2,648
5.500%, 11/01/2033, #555967 (b)	3,086	2,989
5.500%, 12/01/2033, #756202 (b)	1,856	1,798
6.000%, 01/01/2034, #763687	2,327	2,310
6.000%, 03/01/2034, #745324	3,198	3,185
5.500%, 04/01/2034, #774999	1,028	995
5.000%, 05/01/2034, #780889	5,037	4,739
6.500%, 06/01/2034, #735273 (b)	1,786	1,818
5.000%, 07/01/2034 (c)	8,500	7,963
5.500%, 07/01/2034 (c)	8,625	8,317
6.000%, 07/01/2034 (c)	6,240	6,172
4.500%, 09/01/2034, #725866	1,222	1,113
5.000%, 09/01/2034, #725772 (b)	4,652	4,377
5.500%, 03/01/2035, #815979	1,321	1,278
6.500%, 07/01/2035 (c)	5,000	5,047
Government National Mortgage Association Pool
9.000%, 11/15/2009, #359559	15	15
8.000%, 10/15/2010, #414750	44	46
7.500%, 12/15/2022, #347332	103	108
7.000%, 09/15/2027, #455304	19	20
6.500%, 07/15/2028, #780825	661	675
6.500%, 08/20/2031, #003120	264	269
7.500%, 12/15/2031, #570134	155	163
6.000%, 09/15/2034, #633605 (b)	2,082	2,074

		132,457

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $141,524)		138,264

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 22.0%
Adjustable Rate (a) – 1.9%
Sequoia Mortgage Trust Series 2004-5, Class X1
0.800%, 06/20/2034 (d)	24,432	62
Wells Fargo Mortgage Backed Securities Trust Series 2003-D, Class A1
4.792%, 02/25/2033	722	728
Series 2006-AR1, Class 2A2
5.554%, 03/25/2036	2,229	2,210

		3,000

Fixed Rate – 20.1%
Chase Mortgage Finance Corporation Series 2003-S10, Class A1
4.750%, 11/25/2018	2,661	2,531
Countrywide Alternative Loan Trust Series 2004-24CB, Class 1A1
6.000%, 11/25/2034	1,385	1,361
GMAC Mortgage Corporation Loan Trust Series 2004-J5, Class A7
6.500%, 01/25/2035	1,769	1,774
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4
5.444%, 03/10/2039	5,250	5,083
GSMPS Mortgage Loan Trust Series 2003-1, Class B1
6.971%, 03/25/2043	1,014	1,030
GSR Mortgage Loan Trust Series 2005-4F, Class B1
5.729%, 05/25/2035	1,422	1,365
Master Alternative Loans Trust Series 2005-2, Class 1A3
6.500%, 03/25/2035	805	809
Master Asset Securitization Trust Series 2003-6, Class 3A1
5.000%, 07/25/2018	893	868
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A
6.154%, 11/25/2034	2,078	2,073
Residential Accredit Loans Series 2003-QS12, Class M1
5.000%, 06/25/2018	918	887
Residential Asset Mortgage Products Series 2003-SL1, Class M1
7.319%, 04/25/2031	2,688	2,780
Series 2004-SL4, Class A3
6.500%, 07/25/2032	1,836	1,860
Residential Funding Mortgage Securitization Trust Series 2003-S8, Class A1
5.000%, 05/25/2018	2,338	2,289
Washington Mutual Series 2003-S13, Class 21A1
4.500%, 12/25/2018	1,989	1,909
Washington Mutual MSC Mortgage Series 2003-MS9, Class CB1
7.457%, 04/25/2033	1,556	1,610
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, Class A1
4.750%, 12/25/2018	3,265	3,110

		31,339

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $35,195)		34,339

Asset-Backed Securities – 2.7%
Commercial Mortgage – 2.2%
GS Mortgage Securities II Series 2006-GG8, Class A2
5.479%, 11/10/2039	3,500	3,479

Home Equity – 0.0%
GRMT Mortgage Loan Trust Series 2001-1A, Class M1
7.772%, 07/20/2031 (e)	73	73
Manufactured Housing – 0.5%
Origen Manufactured Housing Series 2005-B, Class M1
5.990%, 01/15/2037	750	717

Total Asset-Backed Securities (Cost $4,387)		4,269

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 1.9%
Fixed Rate – 1.9%
Federal Home Loan Mortgage Corporation Series 2382, Class DA
5.500%, 10/15/2030	274	274
Federal National Mortgage Association Series 2004-29, Class WG
4.500%, 05/25/2019	2,000	1,821
Series 2002-W1, Class 2A
7.500%, 02/25/2042	871	899

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $3,079)		2,994

First American Funds Annual Report 2007       53

Schedule of  Investments continued

U.S. Government Mortgage Fund (continued)
DESCRIPTION	PAR/SHARES	VALUE

Short-Term Investments – 4.2%
Money Market Fund – 3.9%
First American Government Obligations Fund, Class Z (f)	$6,081,796	$6,082

U.S. Treasury Obligation – 0.3%
U.S. Treasury Bill
4.631%, 10/04/2007 (g)	$380	375

Total Short-Term Investments (Cost $6,457)		6,457

Investment Purchased with Proceeds from Securities Lending – 25.4%
Mount Vernon Securities Lending Prime Portfolio (h)
(Cost $39,610)	39,609,532	39,610

Total Investments – 144.9% (Cost $230,252)		225,933

Other Assets and Liabilities, Net – (44.9)%		(69,987)

Total Net Assets – 100.0%		$155,946

(a)	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2007.

(b)	This security or a portion of this security is out on loan at June 30, 2007. Total loaned securities had a value of $38,759 at June 30, 2007. See note 2 in Notes to Financial Statements.

(c)	Security purchased on a when-issued basis. On June 30, 2007, the total cost of investments purchased on a when-issued basis was $30,432 or 19.5% of total net assets. See note 2 in Notes to Financial Statements.

(d)	Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate in effect as of June 30, 2007.

(e)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” This security has been determined to be liquid under guidelines established by the fund’s board of directors. As of June 30, 2007, the value of this investment was $73 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(f)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(g)	Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is the effective yield as of June 30, 2007. See note 2 in Notes to Financial Statements.

(h)	The fund may loan securities representing up to one third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers for securities. The fund receives collateral equal to at least 100% of the value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Schedule of Open Futures Contracts

	Number of
	Contracts	Notional		Unrealized
	Purchased	Contract	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

U.S. Treasury 2 Year Note Futures	(305)	$(62,153)	September 2007	$(136)
U.S. Treasury 5 Year Note Futures	(133)	(13,842)	September 2007	(117)
U.S. Treasury 10 Year Note Futures	(269)	(28,434)	September 2007	(86)
U.S. Treasury Long Bond Futures	25	2,694	September 2007	13

				$(326)

Credit Default Swap Agreement

			Pay/
	Reference	Buy/Sell	Receive	Expiration	Notional	Unrealized
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	Appreciation

J.P. Morgan	Dow Jones CDX HVOL8 Index	Buy	0.750%	06/20/2012	$1,500	$7

Interest Rate Swap Agreements

		Pay/
	Floating	Receive				Unrealized
	Rate	Floating	Fixed	Expiration	Notional	Appreciation
Counterparty	Index	Rate	Rate	Date	Amount	(Depreciation)

Citigroup	3-Month LIBOR	Pay	5.470%	06/12/2009	$20,000	$37
Citigroup	3-Month LIBOR	Pay	5.360%	10/26/2016	5,000	(105)
J.P. Morgan	3-Month LIBOR	Pay	5.447%	06/20/2009	21,000	31
UBS	3-Month LIBOR	Pay	5.665%	06/15/2012	5,000	27
UBS	3-Month LIBOR	Pay	5.590%	06/25/2012	6,000	25
UBS	3-Month LIBOR	Pay	5.798%	06/19/2017	10,400	103

						$118

The accompanying notes are an integral part of the financial statements.
54      First American Funds Annual Report 2007

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Statements of  Assets and Liabilities June 30, 2007, all dollars and shares are rounded to thousands (000), except for per share data

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Investments in unaffiliated securities, at cost	$1,678,473	$264,559	$277,447
Investments in affiliated money market fund, at cost	69,123	6,619	7,460
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	690,051	56,867	140,302
Premiums received on options written, at cost (note 6)	119	—	21
Cash denominated in foreign currencies, at cost	323	—	728

ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$1,644,915	$264,166	$268,197
Investments in affiliated money market fund, at value (note 2)	69,123	6,619	7,460
Affiliated investment purchased with proceeds from securities lending, at value (note 2)	690,051	56,867	140,302
Cash	1,799	79	793
Receivable for dividends and interest	11,888	4,601	2,281
Receivable for investment securities sold	802	5,443	1,082
Receivable for capital shares sold	1,731	99	148
Receivable for swap agreements	1,264	315	—
Receivable for variation margin	546	117	169
Receivable from advisor	—	—	—
Prepaid expenses and other assets	18	21	14

Total assets	2,422,137	338,327	420,446

LIABILITIES:
Cash denominated in foreign currencies, at value	324	—	729
Liabilities for options written, at value	13	—	2
Dividends payable	4,470	1,251	360
Payable upon return of securities loaned (note 2)	690,051	56,867	140,302
Payable for investment securities purchased	1,127	561	930
Payable for investment securities purchased on a when-issued basis	74,167	3,745	—
Payable for capital shares redeemed	3,232	204	710
Payable for swap agreements	—	—	47
Payable for variation margin	—	—	—
Payable to affiliates (note 3)	948	195	134
Payable for distribution and shareholder servicing fees	26	18	1
Accrued expenses and other liabilities	40	34	37

Total liabilities	774,398	62,875	143,252

Net assets	$1,647,739	$275,452	$277,194

COMPOSITION OF NET ASSETS:
Portfolio capital	$1,715,648	$276,618	$299,321
Undistributed (distributions in excess of) net investment income	8	204	2,196
Accumulated net realized loss on investments (note 2)	(34,778)	(1,349)	(14,653)
Net unrealized depreciation of investments	(33,558)	(393)	(9,250)
Net unrealized appreciation (depreciation) on futures contracts	(1,733)	(45)	(628)
Net unrealized appreciation (depreciation) of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	(1)	—	(1)
Net unrealized appreciation on options written	106	—	19
Net unrealized appreciation on swap agreements	2,047	417	190

Net assets	$1,647,739	$275,452	$277,194

*Including securities loaned, at value	$675,808	$55,388	$137,827

The accompanying notes are an integral part of the financial statements.
56      First American Funds Annual Report 2007

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$38,544	$792,110	$375,659	$870,722	$184,560
1,645	2,466	3,579	48,661	6,082
—	285,299	109,803	321,246	39,610
—	57	—	55	—
—	—	53	1,004	—

$37,693	$782,201	$372,245	$858,677	$180,241
1,645	2,466	3,579	48,661	6,082
—	285,299	109,803	321,246	39,610
—	234	312	1,883	85
500	7,969	2,601	6,719	767
—	18,565	431	15,339	—
116	632	14	2,331	86
—	—	815	2,263	—
—	—	93	731	—
3	—	—	—	—
6	6	8	18	16

39,963	1,097,372	489,901	1,257,868	226,887

—	—	53	998	—
—	6	—	6	—
54	1,875	827	2,015	485
—	285,299	109,803	321,246	39,610
533	21,189	—	29,406	—
—	—	—	34,068	30,432
1	4,772	1,136	536	173
—	26	—	—	6
—	52	—	—	100
19	463	187	534	86
—	4	8	6	9
32	47	34	59	40

639	313,733	112,048	388,874	70,941

$39,324	$783,639	$377,853	$868,994	$155,946

$41,909	$820,543	$400,960	$895,944	$167,940
(58)	126	338	(252)	76
(1,676)	(26,258)	(20,865)	(16,557)	(7,550)
(851)	(9,909)	(3,414)	(12,045)	(4,319)
—	(1,167)	153	(1,466)	(326)
—	—	—	15	—
—	51	—	49	—
—	253	681	3,306	125

$39,324	$783,639	$377,853	$868,994	$155,946

—	$279,794	$106,745	$314,717	$38,759

First American Funds Annual Report 2007       57

Statements of  Assets and Liabilities continued

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

Class A:
Net assets	$102,723	$28,932	$2,712
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	9,524	3,009	288
Net asset value and redemption price per share	$10.79	$9.61	$9.43
Maximum offering price per share (1)	$11.27	$10.04	$9.85
Class B:
Net assets	$9,634	$4,814	—
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	900	503	—
Net asset value, offering price, and redemption price per share (2)	$10.70	$9.57	—
Class C:
Net assets	$4,567	$8,522	$348
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	425	890	37
Net asset value per share (2)	$10.75	$9.58	$9.41
Class R:
Net assets	$65	$186	$822
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	6	19	87
Net asset value, offering price, and redemption price per share	$10.81	$9.75	$9.43
Class Y:
Net assets	$1,530,750	$232,998	$273,312
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	141,969	24,220	28,979
Net asset value, offering price, and redemption price per share	$10.78	$9.62	$9.43

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charges, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
58      First American Funds Annual Report 2007

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$1,619	$30,655	$66,722	$13,198	$13,785
202	3,150	6,738	1,343	1,349
$8.00	$9.73	$9.90	$9.83	$10.22
$8.18	$9.95	$10.13	$10.27	$10.67
—	—	—	$2,272	$4,920
—	—	—	232	480
—	—	—	$9.80	$10.24
—	—	—	$1,792	$3,077
—	—	—	183	302
—	—	—	$9.78	$10.18
—	—	—	$219	$204
—	—	—	22	20
—	—	—	$9.88	$10.21
$37,705	$752,984	$311,131	$851,513	$133,960
4,712	77,642	31,407	86,659	13,103
$8.00	$9.70	$9.91	$9.83	$10.22

First American Funds Annual Report 2007       59

Statements of  Operations For the year ended June 30, 2007, all dollars are rounded to thousands (000)

			Inflation
	Core	High Income	Protected
	Bond Fund	Bond Fund	Securities Fund

INVESTMENT INCOME:
Interest income from unaffiliated securities	$88,696	$19,485	$15,408
Dividends from affiliated money market fund	1,958	333	169
Dividends from unaffiliated securities	—	1,147	122
Less: Foreign taxes withheld	—	(35)	(18)
Securities lending income	765	117	158
Other income	—	—	—

Total investment income	91,419	21,047	15,839

EXPENSES (note 3):
Investment advisory fees	8,798	1,881	1,648
Administration fees	3,942	636	748
Transfer agent fees	269	126	100
Custodian fees	96	14	19
Professional fees	65	48	49
Registration fees	57	57	48
Postage and printing fees	79	15	16
Directors’ fees	32	22	23
Other expenses	24	20	20
Distribution and shareholder servicing fees – Class A	293	82	11
Distribution and shareholder servicing fees – Class B	122	57	—
Distribution and shareholder servicing fees – Class C	46	89	4
Distribution and shareholder servicing fees – Class R	—	1	3

Total expenses	13,823	3,048	2,689

Less: Fee waivers (note 3)	(1,018)	(529)	(690)
Less: Indirect payments from custodian (note 3)	(32)	(8)	(3)

Total net expenses	12,773	2,511	1,996

Investment income – net	78,646	18,536	13,843

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FOREIGN CURRENCY TRANSACTIONS, AND SWAP AGREEMENTS – NET (note 5):
Net realized gain (loss) on investments	2,444	5,698	(7,110)
Net realized loss on futures contracts	(8,478)	(313)	(3,083)
Net realized gain (loss) on options written	(971)	—	(170)
Net realized gain (loss) on swap agreements	(843)	(23)	226
Net realized loss on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	—	—	(6)
Net change in unrealized appreciation or depreciation of investments	26,693	4,974	5,075
Net change in unrealized appreciation or depreciation of futures contracts	(2,554)	(83)	(1,064)
Net change in unrealized appreciation or depreciation of options written	106	—	19
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	(1)	—	6
Net change in unrealized appreciation or depreciation of swap agreements	2,528	425	709

Net gain (loss) on investments, futures contracts, options written, foreign currency transactions, and swap agreements	18,924	10,678	(5,398)

Net increase in net assets resulting from operations	$97,570	$29,214	$8,445

The accompanying notes are an integral part of the financial statements.
60      First American Funds Annual Report 2007

Intermediate
Government	Intermediate Term	Short Term	Total Return	U.S. Government
Bond Fund	Bond Fund	Bond Fund	Bond Fund	Mortgage Fund

$1,770	$41,264	$19,611	$30,631	$8,549
27	559	346	1,536	155
—	—	—	362	—
—	—	—	(42)	—
—	385	141	217	43
—	—	—	13	—

1,797	42,208	20,098	32,717	8,747

198	4,289	2,314	3,597	816
100	1,940	1,058	1,342	387
61	69	127	120	118
2	47	23	36	10
47	52	50	49	48
29	29	30	56	57
2	39	22	22	8
21	26	24	24	22
18	21	20	20	20
4	87	183	35	38
—	—	—	31	57
—	—	—	23	41
—	—	—	1	—

482	6,599	3,851	5,356	1,622

(240)	(518)	(948)	(760)	(340)
(2)	(26)	(16)	(14)	(2)

240	6,055	2,887	4,582	1,280

1,557	36,153	17,211	28,135	7,467

(71)	(6,208)	(802)	291	(298)
—	(2,552)	(1,869)	(7,840)	(297)
—	(469)	—	(927)	9
—	(109)	(2,207)	(630)	(211)

—	—	—	(4)	—
445	17,176	6,959	(1,610)	2,010
—	(1,501)	(114)	(1,956)	(396)
—	51	—	49	—

—	—	—	20	—
—	885	2,978	3,872	206

374	7,273	4,945	(8,735)	1,023

$1,931	$43,426	$22,156	$19,400	$8,490

First American Funds Annual Report 2007       61

Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Core
	Bond Fund

		Nine-Month
	Year Ended	Period Ended	Year Ended
	6/30/07	6/30/06	9/30/05

OPERATIONS:
Investment income – net	$78,646	$59,008	$71,560
Net realized gain (loss) on investments	2,444	(20,529)	13,556
Net realized gain (loss) on futures contracts	(8,478)	1,242	(4,532)
Net realized gain (loss) on options written	(971)	—	1,881
Net realized gain (loss) on swap agreements	(843)	(564)	727
Net realized gain (loss) on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,693	(43,955)	(28,161)
Net change in unrealized appreciation or depreciation of futures contracts	(2,554)	719	1,442
Net change in unrealized appreciation or depreciation of options written	106	—	—
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	(1)	—	—
Net change in unrealized appreciation or depreciation of swap agreements	2,528	(432)	(49)

Net increase (decrease) in net assets resulting from operations	97,570	(4,511)	56,424

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(5,096)	(4,573)	(6,383)
Class B	(445)	(390)	(572)
Class C	(168)	(154)	(240)
Class R	(2)	(1)	—
Class Y	(75,482)	(55,592)	(68,228)
Net realized gain on investments:
Class A	—	(961)	(120)
Class B	—	(99)	(14)
Class C	—	(39)	(6)
Class R	—	—	—
Class Y	—	(10,418)	(1,148)
Return of capital:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	—	—

Total distributions	(81,193)	(72,227)	(76,711)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	12,244	13,680	23,283
Reinvestment of distributions	3,707	4,002	5,127
Payments for redemptions	(49,528)	(38,200)	(50,134)

Increase (decrease) in net assets from Class A transactions	(33,577)	(20,518)	(21,724)

Class B:
Proceeds from sales	365	392	1,003
Reinvestment of distributions	400	443	514
Payments for redemptions	(5,117)	(3,458)	(5,294)

Decrease in net assets from Class B transactions	(4,352)	(2,623)	(3,777)

Class C:
Proceeds from sales	1,057	499	884
Reinvestment of distributions	151	187	239
Payments for redemptions	(1,862)	(2,513)	(2,913)

Increase (decrease) in net assets from Class C transactions	(654)	(1,827)	(1,790)

Class R:
Proceeds from sales	41	21	15
Reinvestment of distributions	2	1	—
Payments for redemptions	(12)	(2)	—

Increase in net assets from Class R transactions	31	20	15

Class Y:
Proceeds from sales	456,400	371,109	403,595
Reinvestment of distributions	22,047	21,911	22,339
Payments for redemptions	(642,519)	(368,968)	(422,205)

Increase (decrease) in net assets from Class Y transactions	(164,072)	24,052	3,729

Increase (decrease) in net assets from capital share transactions	(202,624)	(896)	(23,547)

Total increase (decrease) in net assets	(186,247)	(77,634)	(43,834)
Net assets at beginning of period	1,833,986	1,911,620	1,955,454

Net assets at end of period	$1,647,739	$1,833,986	$1,911,620

Undistributed (distributions in excess of) net investment income	$8	$1,523	$868

The accompanying notes are an integral part of the financial statements.
62      First American Funds Annual Report 2007

			Inflation			Intermediate
High Income			Protected			Government
Bond Fund			Securities Fund			Bond Fund

	Nine-Month			Nine-Month			Nine-Month
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

$18,536	$13,743	$19,572	$13,843	$12,924	$8,605	$1,557	$1,573	$3,080
5,698	2,412	7,856	(7,110)	(4,813)	(139)	(71)	(1,404)	54
(313)	382	573	(3,083)	427	11	—	—	64
—	—	—	(170)	—	94	—	—	63
(23)	257	272	226	7	133	—	—	—
—	—	—	(6)	3	—	—	—	—
4,974	(8,241)	(9,575)	5,075	(12,920)	(1,405)	445	(4)	(2,006)
(83)	(34)	27	(1,064)	500	(64)	—	—	53
—	—	—	19	—	—	—	—	—
—	—	—	6	(7)	—	—	—	—
425	(98)	90	709	(609)	90	—	—	—

29,214	8,421	18,815	8,445	(4,488)	7,325	1,931	165	1,308

(2,206)	(1,758)	(2,729)	(169)	(272)	(138)	(68)	(46)	(64)
(343)	(306)	(494)	—	—	—	—	—	—
(530)	(515)	(929)	(14)	(29)	(17)	—	—	—
(7)	(2)	(1)	(17)	—	—	—	—	—
(15,405)	(10,947)	(15,519)	(12,854)	(12,527)	(7,166)	(1,581)	(1,570)	(3,114)
—	—	—	—	(5)	—	—	(11)	(84)
—	—	—	—	—	—	—	—	—
—	—	—	—	(1)	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(194)	(6)	—	(393)	(4,844)
—	—	(3)	—	—	—	(6)	—	—
—	—	(1)	—	—	—	—	—	—
—	—	(1)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	(15)	—	—	—	(145)	—	—

(18,491)	(13,528)	(19,692)	(13,054)	(13,028)	(7,327)	(1,800)	(2,020)	(8,106)

12,086	7,253	6,693	861	869	7,676	238	305	1,284
1,272	1,219	2,001	137	202	100	59	45	134
(15,468)	(12,438)	(18,399)	(3,265)	(2,558)	(869)	(368)	(576)	(1,194)

(2,110)	(3,966)	(9,705)	(2,267)	(1,487)	6,907	(71)	(226)	224

309	481	760	—	—	—	—	—	—
182	182	310	—	—	—	—	—	—
(1,926)	(1,738)	(2,383)	—	—	—	—	—	—

(1,435)	(1,075)	(1,313)	—	—	—	—	—	—

1,662	623	521	106	159	886	—	—	—
294	451	828	12	29	17	—	—	—
(3,685)	(4,393)	(5,303)	(318)	(440)	(44)	—	—	—

(1,729)	(3,319)	(3,954)	(200)	(252)	859	—	—	—

113	74	45	1,090	1	1	—	—	—
2	1	1	17	—	—	—	—	—
(4)	(4)	(43)	(263)	(1)	—	—	—	—

111	71	3	844	—	1	—	—	—

65,080	47,522	75,166	126,455	103,440	294,003	11,335	7,101	14,803
1,958	1,446	1,986	3,302	3,541	2,104	621	664	4,328
(48,035)	(47,035)	(103,437)	(169,903)	(41,339)	(26,687)	(17,162)	(32,533)	(72,879)

19,003	1,933	(26,285)	(40,146)	65,642	269,420	(5,206)	(24,768)	(53,748)

13,840	(6,356)	(41,254)	(41,769)	63,903	277,187	(5,277)	(24,994)	(53,524)

24,563	(11,463)	(42,131)	(46,378)	46,387	277,185	(5,146)	(26,849)	(60,322)
250,889	262,352	304,483	323,572	277,185	—	44,470	71,319	131,641

$275,452	$250,889	$262,352	$277,194	$323,572	$277,185	$39,324	$44,470	$71,319

$204	$180	$19	$2,196	$1,400	$1,292	$(58)	$34	$77

First American Funds Annual Report 2007       63

Statements of  Changes in Net Assets continued

	Intermediate Term
	Bond Fund

		Nine-Month
	Year Ended	Period Ended	Year Ended
	6/30/07	6/30/06	9/30/05

OPERATIONS:
Investment income – net	$36,153	$30,772	$42,144
Net realized gain (loss) on investments	(6,208)	(12,420)	(2,596)
Net realized gain (loss) on futures contracts	(2,552)	1,169	(730)
Net realized gain (loss) on options written	(469)	—	1,217
Net realized gain (loss) on swap agreements	(109)	(320)	639
Net realized gain (loss) on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation or depreciation of investments	17,176	(15,431)	(18,673)
Net change in unrealized appreciation or depreciation of futures contracts	(1,501)	227	624
Net change in unrealized appreciation or depreciation of options written	51	—	—
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation or depreciation of swap agreements	885	(605)	(27)

Net increase (decrease) in net assets resulting from operations	43,426	3,392	22,598

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,454)	(1,298)	(1,797)
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	(35,682)	(30,598)	(40,236)
Net realized gain on investments:
Class A	—	(166)	(561)
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	(3,712)	(11,243)
Return of capital:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R	—	—	—
Class Y	—	—	—

Total distributions	(37,136)	(35,774)	(53,837)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	3,095	5,185	8,671
Reinvestment of distributions	1,220	1,300	2,041
Payments for redemptions	(12,242)	(15,250)	(24,078)

Decrease in net assets from Class A transactions	(7,927)	(8,765)	(13,366)

Class B:
Proceeds from sales	—	—	—
Reinvestment of distributions	—	—	—
Payments for redemptions	—	—	—

Decrease in net assets from Class B transactions	—	—	—

Class C:
Proceeds from sales	—	—	—
Reinvestment of distributions	—	—	—
Payments for redemptions	—	—	—

Decrease in net assets from Class C transactions	—	—	—

Class R:
Proceeds from sales	—	—	—
Reinvestment of distributions	—	—	—
Payments for redemptions	—	—	—

Increase in net assets from Class R transactions	—	—	—

Class Y:
Proceeds from sales	145,939	143,333	245,371
Reinvestment of distributions	12,835	13,089	20,576
Payments for redemptions	(310,969)	(300,854)	(381,218)

Increase (decrease) in net assets from Class Y transactions	(152,195)	(144,432)	(115,271)

Increase (decrease) in net assets from capital share transactions	(160,122)	(153,197)	(128,637)

Total increase (decrease) in net assets	(153,832)	(185,579)	(159,876)
Net assets at beginning of period	937,471	1,123,050	1,282,926

Net assets at end of period	$783,639	$937,471	$1,123,050

Undistributed (distributions in excess of) net investment income	$126	$787	$1,447

The accompanying notes are an integral part of the financial statements.
64      First American Funds Annual Report 2007

Short Term			Total Return			U.S. Government
Bond Fund			Bond Fund			Mortgage Fund

	Nine-Month			Nine-Month			Nine-Month
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

$17,211	$15,272	$25,989	$28,135	$11,839	$12,422	$7,467	$6,048	$8,223
(802)	(4,403)	(6,244)	291	(4,994)	5,824	(298)	(1,518)	696
(1,869)	2,746	(2,529)	(7,840)	1,189	(465)	(297)	502	43
—	—	142	(927)	8	157	9	—	(102)
(2,207)	(825)	783	(630)	(51)	857	(211)	(24)	—
—	—	—	(4)	(12)	(6)	—	—	—
6,959	(445)	(7,121)	(1,610)	(8,227)	(8,750)	2,010	(4,359)	(3,451)
(114)	(703)	1,494	(1,956)	588	165	(396)	(36)	112
—	—	—	49	—	—	—	—	—
—	—	—	20	(3)	(2)	—	—	—
2,978	(148)	(2,149)	3,872	(559)	(7)	206	(81)	—

22,156	11,494	10,365	19,400	(222)	10,195	8,490	532	5,521

(2,768)	(2,415)	(3,144)	(649)	(520)	(841)	(698)	(702)	(1,230)
—	—	—	(118)	(98)	(167)	(215)	(211)	(312)
—	—	—	(89)	(67)	(118)	(155)	(168)	(300)
—	—	—	(8)	—	—	(1)	—	—
(15,209)	(15,530)	(23,671)	(27,836)	(10,831)	(11,336)	(6,635)	(5,464)	(7,495)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	(43)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	(328)	—	—	—	—	—	—

(17,977)	(17,945)	(27,186)	(28,700)	(11,516)	(12,462)	(7,704)	(6,545)	(9,337)

1,152	2,067	6,342	2,065	2,182	2,495	1,733	1,271	5,292
2,062	1,915	2,512	528	429	686	578	599	1,097
(15,868)	(22,185)	(39,475)	(4,915)	(5,664)	(4,969)	(4,681)	(9,687)	(14,192)

(12,654)	(18,203)	(30,621)	(2,322)	(3,053)	(1,788)	(2,370)	(7,817)	(7,803)

—	—	—	210	106	240	139	326	742
—	—	—	93	76	125	183	186	275
—	—	—	(1,703)	(792)	(1,417)	(2,049)	(1,607)	(2,090)

—	—	—	(1,400)	(610)	(1,052)	(1,727)	(1,095)	(1,073)

—	—	—	451	127	90	203	65	309
—	—	—	42	58	105	124	157	284
—	—	—	(1,201)	(456)	(1,107)	(2,428)	(1,491)	(4,390)

—	—	—	(708)	(271)	(912)	(2,101)	(1,269)	(3,797)

—	—	—	226	13	2	199	6	1
—	—	—	8	—	—	1	—	—
—	—	—	(28)	(1)	—	(2)	(2)	—

—	—	—	206	12	2	198	4	1

74,058	72,120	149,034	654,313	214,597	94,268	31,689	19,923	35,129
5,134	5,642	7,911	7,572	1,706	1,633	1,243	876	960
(226,300)	(242,927)	(459,960)	(179,399)	(105,757)	(58,054)	(39,967)	(33,662)	(45,987)

(147,108)	(165,165)	(303,015)	482,486	110,546	37,847	(7,035)	(12,863)	(9,898)

(159,762)	(183,368)	(333,636)	478,262	106,624	34,097	(13,035)	(23,040)	(22,570)

(155,583)	(189,819)	(350,457)	468,962	94,886	31,830	(12,249)	(29,053)	(26,386)
533,436	723,255	1,073,712	400,032	305,146	273,316	168,195	197,248	223,634

$377,853	$533,436	$723,255	$868,994	$400,032	$305,146	$155,946	$168,195	$197,248

$338	$256	$2,148	$(252)	$546	$117	$76	$22	$132

First American Funds Annual Report 2007       65

Financial Highlights  For a share outstanding throughout the indicated period.

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

Core Bond Fund
Class A
2007 (1) (2)	$10.71	$0.47	$0.09	$(0.48)	$—	$10.79
2006 (2) (3)	11.15	0.33	(0.37)	(0.33)	(0.07)	10.71
2005 (2) (4)	11.27	0.40	(0.09)	(0.42)	(0.01)	11.15
2004 (2) (4)	11.56	0.38	(0.09)	(0.41)	(0.17)	11.27
2003 (4)	11.45	0.42	0.15	(0.46)	—	11.56
2002 (4)	11.37	0.55	0.08	(0.55)	—	11.45
Class B
2007 (1) (2)	$10.63	$0.38	$0.09	$(0.40)	$—	$10.70
2006 (2) (3)	11.07	0.26	(0.36)	(0.27)	(0.07)	10.63
2005 (2) (4)	11.19	0.31	(0.09)	(0.33)	(0.01)	11.07
2004 (2) (4)	11.48	0.29	(0.09)	(0.32)	(0.17)	11.19
2003 (4)	11.38	0.35	0.12	(0.37)	—	11.48
2002 (4)	11.29	0.47	0.09	(0.47)	—	11.38
Class C
2007 (1) (2)	$10.67	$0.38	$0.10	$(0.40)	$—	$10.75
2006 (2) (3)	11.12	0.26	(0.37)	(0.27)	(0.07)	10.67
2005 (2) (4)	11.24	0.31	(0.09)	(0.33)	(0.01)	11.12
2004 (2) (4)	11.53	0.29	(0.09)	(0.32)	(0.17)	11.24
2003 (4)	11.42	0.34	0.14	(0.37)	—	11.53
2002 (4)	11.34	0.47	0.08	(0.47)	—	11.42
Class R (5)
2007 (1) (2)	$10.73	$0.44	$0.09	$(0.45)	$—	$10.81
2006 (2) (3)	11.17	0.31	(0.36)	(0.32)	(0.07)	10.73
2005 (2) (4)	11.30	0.38	(0.10)	(0.40)	(0.01)	11.17
2004 (2) (4)	11.56	0.38	(0.10)	(0.37)	(0.17)	11.30
2003 (4)	11.45	0.42	0.15	(0.46)	—	11.56
2002 (4)	11.37	0.55	0.08	(0.55)	—	11.45
Class Y
2007 (1) (2)	$10.70	$0.49	$0.10	$(0.51)	$—	$10.78
2006 (2) (3)	11.15	0.35	(0.38)	(0.35)	(0.07)	10.70
2005 (2) (4)	11.27	0.42	(0.08)	(0.45)	(0.01)	11.15
2004 (2) (4)	11.56	0.40	(0.08)	(0.44)	(0.17)	11.27
2003 (4)	11.45	0.45	0.15	(0.49)	—	11.56
2002 (4)	11.37	0.58	0.08	(0.58)	—	11.45

(1)	For the period July 1 to June 30 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
66      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

5.26%	$102,723	0.95%	4.25%	1.01%	4.19%	137%
(0.34)	134,845	0.95	3.98	1.03	3.90	139
2.75	161,410	0.95	3.51	1.05	3.41	208
2.60	184,805	0.95	3.30	1.05	3.20	182
5.08	191,754	0.95	3.58	1.05	3.48	196
5.77	122,354	0.95	4.93	1.03	4.85	115
4.41%	$9,634	1.70%	3.50%	1.76%	3.44%	137%
(0.91)	13,819	1.70	3.23	1.78	3.15	139
2.00	17,078	1.70	2.76	1.80	2.66	208
1.83	21,046	1.70	2.58	1.80	2.48	182
4.23	28,096	1.70	2.83	1.80	2.73	196
5.12	16,741	1.70	4.17	1.78	4.09	115
4.48%	$4,567	1.70%	3.50%	1.76%	3.44%	137%
(1.01)	5,183	1.70	3.22	1.78	3.14	139
1.99	7,266	1.70	2.76	1.80	2.66	208
1.81	9,132	1.70	2.58	1.80	2.48	182
4.30	13,424	1.70	2.85	1.80	2.75	196
5.02	9,672	1.70	4.18	1.78	4.10	115
4.99%	$65	1.20%	4.01%	1.29%	3.92%	137%
(0.51)	34	1.20	3.77	1.43	3.54	139
2.51	16	1.20	3.37	1.45	3.12	208
2.53	1	0.95	3.37	1.05	3.27	182
5.08	39,236	0.95	3.58	1.05	3.48	196
5.77	33,270	0.95	4.93	1.03	4.85	115
5.53%	$1,530,750	0.70%	4.50%	0.76%	4.44%	137%
(0.24)	1,680,105	0.70	4.24	0.78	4.16	139
3.01	1,725,850	0.70	3.77	0.80	3.67	208
2.87	1,740,470	0.70	3.58	0.80	3.48	182
5.34	1,955,909	0.70	3.83	0.80	3.73	196
6.04	1,204,555	0.70	5.18	0.78	5.10	115

First American Funds Annual Report 2007       67

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Distributions	Distributions	Distributions		Net Asset
	Value	Net	Gains	from Net	from Net	from		Value
	Beginning	Investment	(Losses) on	Investment	Realized	Return of		End of
	of Period	Income	Investments	Income	Gains	Capital		Period

High Income Bond F (1)	und
Class A
2007 (2) (3)	$9.22	$0.65	$0.38	$(0.64)	$—	$—		$9.61
2006 (3) (4)	9.41	0.49	(0.20)	(0.48)	—	—		9.22
2005 (3) (5)	9.45	0.66	(0.04)	(0.66)	—	—	(8)	9.41
2004 (3) (5)	9.13	0.68	0.32	(0.68)	—	—		9.45
2003 (3) (5)	7.90	0.68	1.24	(0.69)	—	—		9.13
2002 (5)	9.23	0.65	(1.21)	(0.70)	—	(0.07)		7.90
Class B
2007 (2) (3)	$9.18	$0.57	$0.39	$(0.57)	$—	$—		$9.57
2006 (3) (4)	9.37	0.43	(0.19)	(0.43)	—	—		9.18
2005 (3) (5)	9.41	0.58	(0.03)	(0.59)	—	—	(8)	9.37
2004 (3) (5)	9.09	0.61	0.32	(0.61)	—	—		9.41
2003 (3) (5)	7.87	0.61	1.24	(0.63)	—	—		9.09
2002 (5)	9.19	0.69	(1.31)	(0.63)	—	(0.07)		7.87
Class C
2007 (2) (3)	$9.19	$0.57	$0.39	$(0.57)	$—	$—		$9.58
2006 (3) (4)	9.38	0.43	(0.19)	(0.43)	—	—		9.19
2005 (3) (5)	9.42	0.58	(0.03)	(0.59)	—	—	(8)	9.38
2004 (3) (5)	9.10	0.61	0.32	(0.61)	—	—		9.42
2003 (3) (5)	7.89	0.61	1.23	(0.63)	—	—		9.10
2002 (5)	9.21	0.64	(1.27)	(0.62)	—	(0.07)		7.89
Class R (6)
2007 (2) (3)	$9.35	$0.62	$0.40	$(0.62)	$—	$—		$9.75
2006 (3) (4)	9.53	0.49	(0.20)	(0.47)	—	—		9.35
2005 (3) (5)	9.60	0.62	(0.04)	(0.65)	—	—	(8)	9.53
2004 (3) (5)	9.21	0.69	0.32	(0.62)	—	—		9.60
2003 (3) (5)	7.98	0.71	1.22	(0.70)	—	—		9.21
2002 (5)	9.32	0.73	(1.30)	(0.70)	—	(0.07)		7.98
Class Y
2007 (2) (3)	$9.23	$0.67	$0.39	$(0.67)	$—	$—		$9.62
2006 (3) (4)	9.42	0.51	(0.20)	(0.50)	—	—		9.23
2005 (3) (5)	9.46	0.68	(0.03)	(0.69)	—	—	(8)	9.42
2004 (3) (5)	9.13	0.70	0.34	(0.71)	—	—		9.46
2003 (3) (5)	7.92	0.69	1.24	(0.72)	—	—		9.13
2002 (5)	9.24	0.74	(1.28)	(0.71)	—	(0.07)		7.92

Inflation Protected (3)	Securities Fu	nd
Class A
2007 (2)	$9.54	$0.39	$(0.16)	$(0.34)	$—	$—		$9.43
2006 (4)	10.12	0.38	(0.55)	(0.40)	(0.01)	—		9.54
2005 (7)	10.00	0.51	(0.02)	(0.37)	—	—		10.12
Class C
2007 (2)	$9.53	$0.33	$(0.18)	$(0.27)	$—	$—		$9.41
2006 (4)	10.11	0.31	(0.53)	(0.35)	(0.01)	—		9.53
2005 (7)	10.00	0.40	0.02	(0.31)	—	—		10.11
Class R
2007 (2)	$9.55	$0.33	$(0.13)	$(0.32)	$—	$—		$9.43
2006 (4)	10.13	0.38	(0.56)	(0.39)	(0.01)	—		9.55
2005 (7)	10.00	0.43	0.05	(0.35)	—	—		10.13
Class Y
2007 (2)	$9.55	$0.40	$(0.16)	$(0.36)	$—	$—		$9.43
2006 (4)	10.13	0.42	(0.57)	(0.42)	(0.01)	—		9.55
2005 (7)	10.00	0.51	0.01	(0.39)	—	—		10.13

(1)	The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares. The assets of the First American High Yield Bond Fund were acquired by High Income Bond Fund on March 14, 2003. In connection with such acquisition, Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares of the First American High Yield Bond Fund were exchanged for Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares of High Income Bond Fund respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the High Income Bond Fund and the First American High Yield Bond Fund.

(2)	For the period July 1 through June 30 in the year indicated.

(3)	Per share data calculated using average shares outstanding method.

(4)	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)	For the period October 1 through September 30 in the year indicated.

(6)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(7)	Commenced operations on October 1, 2004.

(8)	Includes a tax return of capital of less than $0.01.

(9)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
68      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (9)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

11.46%	$28,932	1.10%	6.74%	1.30%	6.54%	101%
3.14	29,573	1.10	6.94	1.29	6.75	68
6.74	34,144	1.02	6.88	1.27	6.63	77
11.30	43,842	1.00	7.25	1.26	6.99	80
25.30	42,013	1.06	7.72	1.24	7.54	122
(6.66)	23,900	1.10	7.64	1.47	7.27	86
10.67%	$4,814	1.85%	6.00%	2.05%	5.80%	101%
2.57	5,988	1.85	6.19	2.04	6.00	68
5.97	7,191	1.77	6.13	2.02	5.88	77
10.52	8,521	1.75	6.50	2.01	6.24	80
24.33	8,939	1.81	7.00	1.99	6.82	122
(7.26)	774	1.80	7.49	2.28	7.01	86
10.66%	$8,522	1.85%	5.98%	2.05%	5.78%	101%
2.56	9,873	1.85	6.19	2.04	6.00	68
5.96	13,403	1.77	6.13	2.02	5.88	77
10.51	17,349	1.75	6.50	2.01	6.24	80
24.14	19,685	1.80	7.01	1.98	6.83	122
(7.34)	7,213	1.83	7.08	2.26	6.65	86
11.12%	$186	1.35%	6.38%	1.56%	6.17%	101%
3.09	73	1.35	6.82	1.69	6.48	68
6.23	4	1.33	6.31	1.73	5.91	77
11.29	1	1.00	7.33	1.26	7.07	80
25.11	777	1.00	7.86	1.18	7.68	122
(6.66)	87	1.01	8.46	1.57	7.90	86
11.73%	$232,998	0.85%	6.98%	1.05%	6.78%	101%
3.34	205,382	0.85	7.19	1.04	7.00	68
7.01	207,610	0.77	7.13	1.02	6.88	77
11.69	234,770	0.75	7.49	1.01	7.23	80
25.29	179,416	0.83	7.97	1.01	7.79	122
(6.33)	21,157	0.82	8.19	1.27	7.74	86

2.41%	$2,712	0.85%	4.09%	1.06%	3.88%	90%
(1.69)	5,042	0.85	5.20	1.08	4.97	85
4.93	6,917	0.85	5.04	1.09	4.80	23
1.53%	$348	1.60%	3.44%	1.81%	3.23%	90%
(2.26)	552	1.60	4.29	1.83	4.06	85
4.18	855	1.60	3.98	1.84	3.74	23
2.09%	$822	1.10%	3.45%	1.31%	3.24%	90%
(1.80)	1	1.10	5.17	1.48	4.79	85
4.81	1	1.10	4.22	1.49	3.83	23
2.56%	$273,312	0.60%	4.21%	0.81%	4.00%	90%
(1.50)	317,977	0.60	5.73	0.83	5.50	85
5.24	269,412	0.60	5.05	0.84	4.81	23

First American Funds Annual Report 2007       69

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Dividends	Distributions	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	from	Value
	Beginning	Investment	(Losses) on	Investment	Realized	Return of	End of
	of Period	Income	Investments	Income	Gains	Capital	Period

Intermediate Government Bond Fund
Class A
2007 (1)(2)	$7.99	$0.31	$0.06	$(0.33)	$—	$(0.03)	$8.00
2006 (2)(3)	8.26	0.22	(0.22)	(0.22)	(0.05)	—	7.99
2005 (2)(4)	8.82	0.27	(0.15)	(0.28)	(0.40)	—	8.26
2004 (2)(4)	10.01	0.24	(0.16)	(0.24)	(1.03)	—	8.82
2003 (5)	10.00	0.32	0.02	(0.33)	—	—	10.01
Class Y
2007 (1)(2)	$7.99	$0.32	$0.06	$(0.34)	$—	$(0.03)	$8.00
2006 (2)(3)	8.25	0.22	(0.20)	(0.23)	(0.05)	—	7.99
2005 (2)(4)	8.82	0.28	(0.16)	(0.29)	(0.40)	—	8.25
2004 (2)(4)	10.01	0.26	(0.17)	(0.25)	(1.03)	—	8.82
2003 (5)	10.00	0.34	0.01	(0.34)	—	—	10.01

Intermediate Term Bond Fund
Class A
2007 (1)(2)	$9.68	$0.41	$0.05	$(0.41)	$—	$—	$9.73
2006 (2)(3)	9.99	0.29	(0.27)	(0.30)	(0.03)	—	9.68
2005 (2)(4)	10.25	0.34	(0.17)	(0.33)	(0.10)	—	9.99
2004 (2)(4)	10.46	0.31	(0.10)	(0.31)	(0.11)	—	10.25
2003 (4)	10.35	0.39	0.12	(0.40)	—	—	10.46
2002 (4)	10.26	0.50	0.10	(0.50)	—	(0.01)	10.35
Class Y
2007 (1)(2)	$9.65	$0.42	$0.06	$(0.43)	$—	$—	$9.70
2006 (2)(3)	9.96	0.30	(0.27)	(0.31)	(0.03)	—	9.65
2005 (2)(4)	10.22	0.36	(0.17)	(0.35)	(0.10)	—	9.96
2004 (2)(4)	10.43	0.33	(0.11)	(0.32)	(0.11)	—	10.22
2003 (4)	10.32	0.41	0.12	(0.42)	—	—	10.43
2002 (4)	10.23	0.52	0.10	(0.52)	—	(0.01)	10.32

(1)	For the period July 1 to June 30 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Commenced operations on October 25, 2002. All ratios for the period ended September 30, 2003 have been annualized, except total return and portfolio turnover.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
70      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.68%	$1,619	0.75%	3.80%	1.46%	3.09%	84%
0.06	1,689	0.75	3.56	1.26	3.05	70
1.40	1,970	0.75	3.21	1.09	2.87	161
0.98	1,872	0.75	2.69	1.03	2.41	53
3.53	2,502	0.75	3.22	1.05	2.92	74
4.84%	$37,705	0.60%	3.94%	1.21%	3.33%	84%
0.30	42,781	0.60	3.70	1.01	3.29	70
1.43	69,349	0.60	3.34	0.84	3.10	161
1.14	129,769	0.60	2.84	0.78	2.66	53
3.64	334,869	0.60	3.68	0.80	3.48	74

4.80%	$30,655	0.85%	4.07%	1.01%	3.91%	110%
0.23	38,296	0.75	3.88	1.03	3.60	113
1.69	48,426	0.75	3.39	1.05	3.09	118
2.06	63,219	0.75	2.97	1.04	2.68	169
5.09	78,682	0.75	3.89	1.05	3.59	133
6.11	65,291	0.75	4.96	1.02	4.69	40
4.98%	$752,984	0.70%	4.22%	0.76%	4.16%	110%
0.34	899,175	0.60	4.03	0.78	3.85	113
1.85	1,074,624	0.60	3.55	0.80	3.35	118
2.22	1,219,707	0.60	3.12	0.79	2.93	169
5.25	1,296,529	0.60	4.05	0.80	3.85	133
6.29	978,406	0.60	5.11	0.77	4.94	40

First American Funds Annual Report 2007       71

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Dividends	Distributions	Distributions		Net Asset
	Value	Net	Gains	from Net	from Net	from		Value
	Beginning	Investment	(Losses) on	Investment	Realized	Return of		End of
	of Period	Income	Investments	Income	Gains	Capital		Period

Short Term Bond Fund
Class A
2007 (1) (2)	$9.83	$0.36	$0.09	$(0.38)	$—	$—		$9.90
2006 (2) (3)	9.93	0.23	(0.06)	(0.27)	—	—		9.83
2005 (2) (4)	10.11	0.27	(0.16)	(0.29)	—	—	(6)	9.93
2004 (2) (4)	10.26	0.23	(0.15)	(0.23)	—	—		10.11
2003 (4)	10.29	0.28	(0.01)	(0.30)	—	—		10.26
2002 (4)	10.27	0.42	0.04	(0.43)	—	(0.01)		10.29
Class Y
2007 (1) (2)	$9.83	$0.37	$0.10	$(0.39)	$—	$—		$9.91
2006 (2) (3)	9.93	0.24	(0.06)	(0.28)	—	—		9.83
2005 (2) (4)	10.11	0.28	(0.16)	(0.29)	—	(0.01)		9.93
2004 (2) (4)	10.26	0.25	(0.16)	(0.24)	—	—		10.11
2003 (4)	10.30	0.30	(0.02)	(0.32)	—	—		10.26
2002 (4)	10.27	0.43	0.05	(0.44)	—	(0.01)		10.30

Total Return Bond Fund
Class A
2007 (1) (2)	$9.86	$0.45	$(0.02)	$(0.46)	$—	$—		$9.83
2006 (2) (3)	10.18	0.31	(0.33)	(0.30)	—	—		9.86
2005 (2) (4)	10.25	0.43	(0.07)	(0.43)	—	—		10.18
2004 (2) (4)	10.23	0.46	0.03	(0.47)	—	—	(6)	10.25
2003 (4)	9.60	0.51	0.63	(0.51)	—	—		10.23
2002 (4)	10.01	0.57	(0.39)	(0.58)	(0.01)	—		9.60
Class B
2007 (1) (2)	$9.82	$0.38	$(0.02)	$(0.38)	$—	$—		$9.80
2006 (2) (3)	10.14	0.25	(0.32)	(0.25)	—	—		9.82
2005 (2) (4)	10.21	0.35	(0.07)	(0.35)	—	—		10.14
2004 (2) (4)	10.20	0.39	0.01	(0.39)	—	—	(6)	10.21
2003 (4)	9.57	0.44	0.63	(0.44)	—	—		10.20
2002 (4)	9.98	0.49	(0.38)	(0.51)	(0.01)	—		9.57
Class C
2007 (1) (2)	$9.80	$0.37	$(0.01)	$(0.38)	$—	$—		$9.78
2006 (2) (3)	10.12	0.25	(0.32)	(0.25)	—	—		9.80
2005 (2) (4)	10.20	0.35	(0.07)	(0.36)	—	—		10.12
2004 (2) (4)	10.18	0.39	0.02	(0.39)	—	—	(6)	10.20
2003 (4)	9.55	0.44	0.63	(0.44)	—	—		10.18
2002 (4)	9.97	0.49	(0.40)	(0.50)	(0.01)	—		9.55
Class R (5)
2007 (1) (2)	$9.90	$0.43	$(0.02)	$(0.43)	$—	$—		$9.88
2006 (2) (3)	10.23	0.30	(0.34)	(0.29)	—	—		9.90
2005 (2) (4)	10.29	0.41	(0.07)	(0.40)	—	—		10.23
2004 (2) (4)	10.23	0.48	—	(0.42)	—	—	(6)	10.29
2003 (4)	9.60	0.51	0.63	(0.51)	—	—		10.23
2002 (4)	10.01	0.56	(0.38)	(0.58)	(0.01)	—		9.60
Class Y
2007 (1) (2)	$9.85	$0.47	$(0.01)	$(0.48)	$—	$—		$9.83
2006 (2) (3)	10.17	0.33	(0.33)	(0.32)	—	—		9.85
2005 (2) (4)	10.24	0.46	(0.07)	(0.46)	—	—		10.17
2004 (2) (4)	10.23	0.49	0.01	(0.49)	—	—	(6)	10.24
2003 (4)	9.59	0.54	0.64	(0.54)	—	—		10.23
2002 (4)	10.00	0.59	(0.39)	(0.60)	(0.01)	—		9.59

(1)	For the period July 1 to June 30 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Includes a tax return of capital of less than $0.01.

(7)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
72      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income to
		Ratio of	Investment	to Average	Average Net
	Net Assets	Expenses	Income	Net Assets	Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return (7)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.60%	$66,722	0.75%	3.61%	1.04%	3.32%	47%
1.75	78,771	0.75	3.11	1.04	2.82	60
1.08	97,863	0.75	2.68	1.05	2.38	64
0.76	130,531	0.75	2.28	1.05	1.98	89
2.71	159,451	0.75	2.75	1.05	2.45	60
4.59	163,358	0.75	4.06	1.04	3.77	59
4.86%	$311,131	0.60%	3.74%	0.79%	3.55%	47%
1.87	454,665	0.60	3.26	0.79	3.07	60
1.23	625,392	0.60	2.83	0.80	2.63	64
0.91	943,181	0.60	2.43	0.80	2.23	89
2.76	832,266	0.60	2.84	0.80	2.64	60
4.85	484,583	0.60	4.18	0.79	3.99	59

4.36%	$13,198	1.00%	4.48%	1.13%	4.35%	180%
(0.17)	15,522	1.00	4.14	1.17	3.97	166
3.57	19,113	1.00	4.20	1.25	3.95	285
4.89	21,034	1.00	4.54	1.25	4.29	132
12.26	13,522	1.00	5.15	1.26	4.89	91
1.83	8,663	1.00	5.77	1.27	5.50	117
3.69%	$2,272	1.75%	3.74%	1.88%	3.61%	180%
(0.74)	3,657	1.75	3.40	1.92	3.23	166
2.81	4,395	1.75	3.45	2.00	3.20	285
3.97	5,474	1.75	3.83	2.00	3.58	132
11.46	13,576	1.75	4.46	2.01	4.20	91
1.07	18,728	1.75	5.02	2.02	4.75	117
3.70%	$1,792	1.75%	3.73%	1.88%	3.60%	180%
(0.74)	2,501	1.75	3.40	1.92	3.23	166
2.71	2,858	1.75	3.46	2.00	3.21	285
4.11	3,789	1.75	3.81	2.00	3.56	132
11.50	5,752	1.75	4.43	2.01	4.17	91
0.98	5,283	1.75	5.02	2.02	4.75	117
4.20%	$219	1.25%	4.22%	1.44%	4.03%	180%
(0.44)	14	1.25	4.05	1.57	3.73	166
3.40	3	1.25	3.98	1.65	3.58	285
4.83	1	1.00	4.64	1.25	4.39	132
12.25	2,668	1.00	5.21	1.26	4.95	91
1.84	3,557	1.00	5.77	1.27	5.50	117
4.73%	$851,513	0.75%	4.71%	0.88%	4.58%	180%
0.02	378,338	0.75	4.43	0.92	4.26	166
3.83	278,777	0.75	4.43	1.00	4.18	285
5.05	243,018	0.75	4.80	1.00	4.55	132
12.65	245,877	0.75	5.42	1.01	5.16	91
2.08	204,801	0.75	6.03	1.02	5.76	117

First American Funds Annual Report 2007       73

Financial Highlights  continued

			Realized and
	Net Asset		Unrealized	Dividends	Distributions	Net Asset
	Value	Net	Gains	from Net	from Net	Value
	Beginning	Investment	(Losses) on	Investment	Realized	End of
	of Period	Income	Investments	Income	Gains	Period

U.S. Government Mortgage Fund
Class A
2007 (1) (2)	$10.18	$0.46	$0.05	$(0.47)	$—	$10.22
2006 (2) (3)	10.53	0.33	(0.32)	(0.36)	—	10.18
2005 (2) (4)	10.72	0.41	(0.14)	(0.46)	—	10.53
2004 (2) (4)	10.89	0.38	(0.09)	(0.46)	—	10.72
2003 (4)	11.16	0.35	(0.05)	(0.45)	(0.12)	10.89
2002 (4)	11.01	0.50	0.20	(0.55)	—	11.16
Class B
2007 (1) (2)	$10.20	$0.38	$0.05	$(0.39)	$—	$10.24
2006 (2) (3)	10.54	0.27	(0.31)	(0.30)	—	10.20
2005 (2) (4)	10.74	0.33	(0.15)	(0.38)	—	10.54
2004 (2) (4)	10.90	0.30	(0.08)	(0.38)	—	10.74
2003 (4)	11.18	0.28	(0.06)	(0.38)	(0.12)	10.90
2002 (4)	11.03	0.42	0.20	(0.47)	—	11.18
Class C
2007 (1) (2)	$10.15	$0.38	$0.04	$(0.39)	$—	$10.18
2006 (2) (3)	10.49	0.27	(0.31)	(0.30)	—	10.15
2005 (2) (4)	10.68	0.33	(0.14)	(0.38)	—	10.49
2004 (2) (4)	10.84	0.30	(0.09)	(0.37)	—	10.68
2003 (4)	11.13	0.29	(0.08)	(0.38)	(0.12)	10.84
2002 (4)	11.00	0.46	0.15	(0.48)	—	11.13
Class R (5)
2007 (1) (2)	$10.17	$0.43	$0.06	$(0.45)	$—	$10.21
2006 (2) (3)	10.51	0.31	(0.31)	(0.34)	—	10.17
2005 (2) (4)	10.72	0.37	(0.14)	(0.44)	—	10.51
2004 (2) (4)	10.85	0.39	(0.10)	(0.42)	—	10.72
2003 (4)	11.12	0.30	—	(0.45)	(0.12)	10.85
2002 (4)	10.97	0.49	0.20	(0.54)	—	11.12
Class Y
2007 (1) (2)	$10.19	$0.48	$0.05	$(0.50)	$—	$10.22
2006 (2) (3)	10.53	0.35	(0.31)	(0.38)	—	10.19
2005 (2) (4)	10.73	0.43	(0.14)	(0.49)	—	10.53
2004 (2) (4)	10.89	0.41	(0.08)	(0.49)	—	10.73
2003 (4)	11.16	0.37	(0.04)	(0.48)	(0.12)	10.89
2002 (4)	11.01	0.53	0.19	(0.57)	—	11.16

(1)	For the period July 1 to June 30 in the year indicated.

(2)	Per share data calculated using average shares outstanding method.

(3)	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the period October 1 to September 30 in the year indicated.

(5)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(6)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
The accompanying notes are an integral part of the financial statements.
74      First American Funds Annual Report 2007

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return (6)	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

5.07%	$13,785	0.95%	4.41%	1.16%	4.20%	303%
0.09	16,059	0.95	4.27	1.11	4.11	220
2.59	24,504	0.95	3.80	1.08	3.67	251
2.74	32,815	0.95	3.53	1.05	3.43	127
2.79	24,667	0.95	2.98	1.06	2.87	175
6.53	16,985	0.95	4.61	1.08	4.48	197
4.26%	$4,920	1.70%	3.66%	1.91%	3.45%	303%
(0.38)	6,595	1.70	3.52	1.86	3.36	220
1.72	7,926	1.70	3.05	1.83	2.92	251
2.02	9,155	1.70	2.79	1.80	2.69	127
1.96	11,397	1.70	2.22	1.81	2.11	175
5.79	6,235	1.70	3.85	1.83	3.72	197
4.19%	$3,077	1.70%	3.67%	1.91%	3.46%	303%
(0.38)	5,127	1.70	3.52	1.86	3.36	220
1.82	6,585	1.70	3.05	1.83	2.92	251
2.02	10,520	1.70	2.79	1.80	2.69	127
1.91	18,801	1.70	2.19	1.81	2.08	175
5.78	5,834	1.70	3.92	1.83	3.79	197
4.82%	$204	1.20%	4.17%	1.41%	3.96%	303%
0.04	7	1.20	4.04	1.51	3.73	220
2.18	3	1.20	3.42	1.48	3.14	251
2.74	1	0.95	3.58	1.05	3.48	127
2.79	17,296	0.95	3.04	1.06	2.93	175
6.55	21,355	0.95	4.59	1.08	4.46	197
5.23%	$133,960	0.70%	4.66%	0.91%	4.45%	303%
0.38	140,407	0.70	4.52	0.86	4.36	220
2.75	158,230	0.70	4.05	0.83	3.92	251
3.09	171,143	0.70	3.79	0.80	3.69	127
3.03	214,531	0.70	3.27	0.81	3.16	175
6.79	181,046	0.70	4.84	0.83	4.71	197

First American Funds Annual Report 2007       75

Notes to  Financial Statements  June 30, 2007, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2007, FAIF offered 39 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund is a diversified open-end management investment company.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund are sold with a front-end sales charge of 4.25%. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class B, Class C, and Class R shares are not offered by Intermediate Government Bond Fund, Intermediate Term Bond Fund, or Short Term Bond Fund. Class B shares are not offered by Inflation Protected Securities Fund.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

On February 23, 2006, the funds’ board of directors approved a change in the funds’ fiscal year-end from September 30 to June 30, effective with the nine-month fiscal period ended June 30, 2006.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition (trading in similar securities of the same issuer or comparable companies); information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of June 30, 2007, Core Bond
76      First American Funds Annual Report 2007

Fund, High Income Bond Fund, and Short Term Bond Fund held fair value securities with a value of $438, $0, and $0, respectively, or 0.0%, 0.0%, and 0.0%, respectively, of total net assets. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale and straddle losses, paydowns on pass through obligations, expiration of capital loss carryforwards, and tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Core Bond Fund	$(1,032)	$1,032	$—
High Income Bond Fund	21	(21)	—
Inflation Protected Securities Fund	(7)	7	—
Intermediate Government Bond Fund	—	151	(151)
Intermediate Term Bond Fund	(322)	322	—
Short Term Bond Fund	(216)	848	(632)
Total Return Bond Fund	7,672	(233)	(7,439)
U.S. Government Mortgage Fund	(291)	291	—

The tax character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal year ended June 30, 2007, the nine-month fiscal period ended June 30, 2006, and the fiscal year ended September 30, 2005, were as follows (adjusted by dividends payable as of June 30, 2007, June 30, 2006, and September 30, 2005):

	2007

	Ordinary	Return of
Fund	Income	Capital	Total

Core Bond Fund	$76,723	$—	$76,723
High Income Bond Fund	17,240	—	17,240
Inflation Protected Securities Fund	12,694	—	12,694
Intermediate Government Bond Fund	1,595	151	1,746
Intermediate Term Bond Fund	35,261	—	35,261
Short Term Bond Fund	17,150	—	17,150
Total Return Bond Fund	26,685	—	26,685
U.S. Government Mortgage Fund	7,219	—	7,219

First American Funds Annual Report 2007       77

Notes to  Financial Statements  continued

	2006

	Ordinary	Long Term	Return of
Fund	Income	Gain	Capital	Total

Core Bond Fund	$72,227	$—	$—	$72,227
High Income Bond Fund	13,528	—	—	13,528
Inflation Protected Securities Fund	13,028	—	—	13,028
Intermediate Government Bond Fund	1,834	186	—	2,020
Intermediate Term Bond Fund	35,774	—	—	35,774
Short Term Bond Fund	17,945	—	—	17,945
Total Return Bond Fund	11,516	—	—	11,516
U.S. Government Mortgage Fund	6,545	—	—	6,545

	2005

	Ordinary	Long Term	Return of
Fund	Income	Gain	Capital	Total

Core Bond Fund	$75,437	$1,274	$—	$76,711
High Income Bond Fund	19,672	—	20	19,692
Inflation Protected Securities Fund	7,327	—	—	7,327
Intermediate Government Bond Fund	3,179	4,927	—	8,106
Intermediate Term Bond Fund	42,052	11,785	—	53,837
Short Term Bond Fund	26,815	—	371	27,186
Total Return Bond Fund	12,462	—	—	12,462
U.S. Government Mortgage Fund	9,337	—	—	9,337

As of June 30, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Accumulated			Total
	Undistributed	Capital and		Other	Accumulated
	Ordinary	Post-October	Unrealized	Accumulated	Earnings
Fund	Income	Losses	Depreciation	Gains (Losses)	Deficit

Core Bond Fund	$5,362	$(35,235)	$(32,859)	$(698)	$(63,430)
High Income Bond Fund	1,876	(1,250)	(391)	(146)	89
Inflation Protected Securities Fund	2,557	(13,565)	(10,703)	(52)	(21,763)
Intermediate Government Bond Fund	—	(1,658)	(869)	—	(2,527)
Intermediate Term Bond Fund	2,124	(26,834)	(9,777)	(536)	(35,023)
Short Term Bond Fund	1,363	(20,548)	(2,947)	(143)	(22,275)
Total Return Bond Fund	4,157	(17,208)	(11,435)	(445)	(24,931)
U.S. Government Mortgage Fund	571	(7,675)	(4,303)	(98)	(11,505)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark-to-market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

As of June 30, 2007, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

	Expiration Year

Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total

Core Bond Fund	$—	$—	$—	$—	$—	$—	$3,584	$23,477	$27,061
High Income Bond Fund	—	—	—	1,250	—	—	—	—	1,250
Inflation Protected Securities Fund	—	—	—	—	—	—	256	5,928	6,184
Intermediate Government Bond Fund	—	—	—	—	—	—	134	1,493	1,627
Intermediate Term Bond Fund	—	—	—	—	—	—	6,285	15,157	21,442
Short Term Bond Fund	145	—	4	—	2,223	—	8,101	7,433	17,906
Total Return Bond Fund	—	—	—	3,708	—	—	472	6,125	10,305
U.S. Government Mortgage Fund	—	—	—	—	3,145	1,293	555	1,629	6,622

For the fiscal year ended June 30, 2007, Short Term Bond Fund and Total Return Bond Fund, had capital loss carryforwards of $632 and $7,439, respectively, that expired unused.

Certain funds incurred a loss for tax purposes for the period from November 1, 2006 to June 30, 2007. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year
78      First American Funds Annual Report 2007

ending June 30, 2008. The following funds had deferred losses:

Fund	Amount

Core Bond Fund	$8,174
Inflation Protected Securities Fund	7,381
Intermediate Government Bond Fund	31
Intermediate Term Bond Fund	5,392
Short Term Bond Fund	2,642
Total Return Bond Fund	6,903
U.S. Government Mortgage Fund	1,053

FUTURES TRANSACTIONS – In order to gain exposure or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of June 30, 2007, the following funds had outstanding futures contracts as disclosed in their Schedule of Investments: Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund.

SWAP AGREEMENTS – The funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into interest rate and credit default swap agreements to manage exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal). As of June 30, 2007, the following funds had outstanding interest rate swap agreements: Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified issuer on its obligation (typically corporate issues or sovereign issues of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As of June 30, 2007, the following funds had outstanding credit default swap agreements: Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the fund are included as part of other income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When an option written expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the
First American Funds Annual Report 2007       79

Notes to  Financial Statements  continued

amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of June 30, 2007, Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, and Total Return Bond Fund held options written as disclosed in their Schedule of Investments.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of June 30, 2007, no fund held options purchased.

INFLATION-INDEXED BONDS – The funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

FOREIGN CURRENCY TRANSLATION – The books and records of the High Income Bond Fund, Inflation Protected Securities Fund, and the Total Return Bond Fund relating to the funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain(loss) for both financial reporting and income tax reporting purposes.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

For the fiscal year ended June 30, 2007, High Income Bond Fund, Inflation Protected Securities Fund, and Total Return Bond Fund had non-U.S. dollar denominated investments with a total value of $427, $549, and $22,482, respectively, or 0.2%, 0.2%, and 2.6%, respectively, of total net assets.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. At June 30, 2007, Core Bond Fund, High Income Bond Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund had when-issued or forward-commitment securities outstanding with a total cost of $74,167, $3,745, $34,068, and $30,432, respectively.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal year ended June 30, 2007, the funds had no outstanding dollar roll transactions.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of
80      First American Funds Annual Report 2007

directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. At June 30, 2007, Core Bond Fund, High Income Bond Fund, and Short Term Bond Fund had investments in illiquid securities with a total value of $494, $9, and $0, respectively, or 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Core Bond Fund	Par	Dates Acquired	Cost Basis

Duty Free International	$2,191	1/99-7/99	$2,187
Westam Mortgage Financial	56	9/97	55

High Income Bond Fund	Par/Shares	Dates Acquired	Cost Basis

Glenoit	$100	3/97-8/97	$100
Green Tree Financial	10	5/99	10
Mid America Waste Systems	250	3/03	—
Sullivan Broadcast Holdings, Escrow Shares	400	3/03	—

Intermediate Term Bond Fund	Par	Date Acquired	Cost Basis

Westam Mortgage Financial	$31	11/97	$30

Short Term Bond Fund	Par	Dates Acquired	Cost Basis

Auto Bond Receivables Trust	$106	11/98-11/00	$106

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions or credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

FAF Advisors, Inc. (“FAF Advisors”) serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. FAF Advisors acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). FAF Advisors receives fees as a percentage of each fund’s net income from securities lending transactions. Effective January 23, 2007, collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets in this money market fund. Securities lending fees paid to FAF Advisors by the funds for the fiscal year ended June 30, 2007, were as follows:

Fund	Amount

Core Bond Fund	$365
High Income Bond Fund	53
Inflation Protected Securities Fund	84
Intermediate Term Bond Fund	163
Short Term Bond Fund	59
Total Return Bond Fund	113
U.S. Government Mortgage Fund	20

Income from securities lending is recorded on the Statement of Operations as securities lending income net of fees paid to FAF Advisors.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2007.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the
First American Funds Annual Report 2007       81

Notes to  Financial Statements  continued

funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Fund

Core Bond Fund	0.50%
High Income Bond Fund	0.70
Inflation Protected Securities Fund	0.50
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
Total Return Bond Fund	0.60
U.S. Government Mortgage Fund	0.50

FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through June 30, 2007, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A	B	C	R	Y

Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.10	1.85	1.85	1.35	0.85
Inflation Protected Securities Fund	0.85	NA	1.60	1.10	0.60
Intermediate Government Bond Fund	0.75	NA	NA	NA	0.60
Intermediate Term Bond Fund	0.85	NA	NA	NA	0.70
Short Term Bond Fund	0.75	NA	NA	NA	0.60
Total Return Bond Fund	1.00	1.75	1.75	1.25	0.75
U.S. Government Mortgage Fund	0.95	1.70	1.70	1.20	0.70

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub- administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.
82      First American Funds Annual Report 2007

For the fiscal year ended June 30, 2007, custodian fees were increased as a result of overdrafts, and decreased as a result of interest earned as follows:

Fund	Increased	Decreased

Core Bond Fund	$ 8	$32
High Income Bond Fund	—	8
Inflation Protected Securities Fund	3	3
Intermediate Government Bond Fund	—	2
Intermediate Term Bond Fund	4	26
Short Term Bond Fund	—	16
Total Return Bond Fund	6	14
U.S. Government Mortgage Fund	2	2

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets of the Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving fees equal to an annual rate of 0.10% of average daily net assets for Class A shares of the Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund.

For the fiscal year ended June 30, 2007, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows:

Fund	Amount

Intermediate Government Bond Fund	$ 2
Intermediate Term Bond Fund	35
Short Term Bond Fund	73

During the period, FAF Advisors also provided shareholder services pursuant to a shareholder servicing plan and agreement with FAIF with respect to the Class R shares of the Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund. Under the shareholder servicing plan and agreement, each fund was required to pay FAF Advisors a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund’s average daily net assets attributable to Class R shares. FAF Advisors waived all fees under this plan and agreement. This agreement was terminated in September 2006.

Under the distribution agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2007:

Fund	Amount

Core Bond Fund	$228
High Income Bond Fund	58
Inflation Protected Securities Fund	12
Intermediate Government Bond Fund	2
Intermediate Term Bond Fund	34
Short Term Bond Fund	59
Total Return Bond Fund	41
U.S. Government Mortgage Fund	55

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2007, legal fees and expenses of $41 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended June 30, 2007, total front-end sales charges and CDSCs retained by affiliates of FAF
First American Funds Annual Report 2007       83

Notes to  Financial Statements  continued

Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Core Bond Fund	$77
High Income Bond Fund	43
Inflation Protected Securities Fund	2
Intermediate Government Bond Fund	—
Intermediate Term Bond Fund	5
Short Term Bond Fund	5
Total Return Bond Fund	21
U.S. Government Mortgage Fund	39

84      First American Funds Annual Report 2007

4 >	Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Core			High Income			Inflation Protected
	Bond Fund			Bond Fund			Securities Fund

		Nine-Month			Nine-Month			Nine-Month
		Fiscal			Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	1,120	1,251	2,069	1,279	777	702	90	89	759
Shares issued in lieu of cash distributions	339	366	456	133	131	210	15	21	10
Shares redeemed	(4,531)	(3,497)	(4,450)	(1,610)	(1,329)	(1,924)	(345)	(265)	(86)

Total Class A transactions	(3,072)	(1,880)	(1,925)	(198)	(421)	(1,012)	(240)	(155)	683

Class B:
Shares issued	34	36	90	33	52	80	—	—	—
Shares issued in lieu of cash distributions	37	41	46	19	19	32	—	—	—
Shares redeemed	(471)	(320)	(474)	(201)	(186)	(250)	—	—	—

Total Class B transactions	(400)	(243)	(338)	(149)	(115)	(138)	—	—	—

Class C:
Shares issued	97	46	79	173	67	55	11	16	87
Shares issued in lieu of cash distributions	14	17	21	31	49	87	1	3	2
Shares redeemed	(172)	(231)	(259)	(389)	(470)	(555)	(33)	(46)	(4)

Total Class C transactions	(61)	(168)	(159)	(185)	(354)	(413)	(21)	(27)	85

Class R:
Shares issued	4	2	1	11	8	4	113	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—	2	—	—
Shares redeemed	(1)	—	—	—	—	(5)	(28)	—	—

Total Class R transactions	3	2	1	11	8	(1)	87	—	—

Class Y:
Shares issued	41,764	33,967	35,837	6,767	5,066	7,861	13,147	10,606	29,019
Shares issued in lieu of cash distributions	2,017	2,008	1,987	205	155	209	344	362	207
Shares redeemed	(58,789)	(33,812)	(37,508)	(5,012)	(5,008)	(10,853)	(17,813)	(4,262)	(2,631)

Total Class Y transactions	(15,008)	2,163	316	1,960	213	(2,783)	(4,322)	6,706	26,595

Net increase (decrease) in capital shares	(18,538)	(126)	(2,105)	1,439	(669)	(4,347)	(4,496)	6,524	27,363

	Intermediate Government			Intermediate Term			Short Term
	Bond Fund			Bond Fund			Bond Fund

		Nine-Month			Nine-Month			Nine-Month
		Fiscal			Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	30	38	154	314	526	856	116	209	632
Shares issued in lieu of cash distributions	7	5	16	124	132	202	208	194	251
Shares redeemed	(46)	(71)	(143)	(1,244)	(1,549)	(2,379)	(1,600)	(2,246)	(3,940)

Total Class A transactions	(9)	(28)	27	(806)	(891)	(1,321)	(1,276)	(1,843)	(3,057)

Class B:
Shares issued	—	—	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—

Total Class B transactions	—	—	—	—	—	—	—	—	—

Class C:
Shares issued	—	—	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—

Total Class C transactions	—	—	—	—	—	—	—	—	—

Class R:
Shares issued	—	—	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—

Total Class R transactions	—	—	—	—	—	—	—	—	—

Class Y:
Shares issued	1,404	873	1,733	14,893	14,632	24,296	7,464	7,298	14,851
Shares issued in lieu of cash distributions	77	82	514	1,310	1,336	2,038	518	572	791
Shares redeemed	(2,121)	(4,004)	(8,559)	(31,763)	(30,661)	(37,799)	(22,815)	(24,595)	(45,948)

Total Class Y transactions	(640)	(3,049)	(6,312)	(15,560)	(14,693)	(11,465)	(14,833)	(16,725)	(30,306)

Net decrease in capital shares	(649)	(3,077)	(6,285)	(16,366)	(15,584)	(12,786)	(16,109)	(18,568)	(33,363)

First American Funds Annual Report 2007       85

Notes to  Financial Statements  continued

	Total Return			U.S. Government
	Bond Fund			Mortgage Fund

		Nine-Month			Nine-Month
		Fiscal			Fiscal
	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/07	6/30/06	9/30/05	6/30/07	6/30/06	9/30/05

Class A:
Shares issued	207	217	243	166	123	496
Shares issued in lieu of cash distributions	53	43	67	56	58	103
Shares redeemed	(492)	(563)	(484)	(450)	(932)	(1,331)

Total Class A transactions	(232)	(303)	(174)	(228)	(751)	(732)

Class B:
Shares issued	21	10	24	13	31	69
Shares issued in lieu of cash distributions	9	8	12	18	18	26
Shares redeemed	(171)	(79)	(138)	(197)	(155)	(196)

Total Class B transactions	(141)	(61)	(102)	(166)	(106)	(101)

Class C:
Shares issued	45	12	9	20	6	29
Shares issued in lieu of cash distributions	4	6	10	12	15	27
Shares redeemed	(121)	(46)	(108)	(235)	(144)	(413)

Total Class C transactions	(72)	(28)	(89)	(203)	(123)	(357)

Class R:
Shares issued	23	1	—	19	1	—
Shares issued in lieu of cash distributions	1	—	—	—	—	—
Shares redeemed	(3)	—	—	—	—	—

Total Class R transactions	21	1	—	19	1	—

Class Y:
Shares issued	65,447	21,351	9,193	3,047	1,917	3,291
Shares issued in lieu of cash distributions	759	171	159	120	85	91
Shares redeemed	(17,953)	(10,524)	(5,666)	(3,847)	(3,248)	(4,309)

Total Class Y transactions	48,253	10,998	3,686	(680)	(1,246)	(927)

Net increase (decrease) in capital shares	47,829	10,607	3,321	(1,258)	(2,225)	(2,117)

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal year ended June 30, 2007, the nine-month fiscal period ended June 30, 2006, and the fiscal year ended September 30, 2005, were as follows:

	Year	Nine-Month	Year
	Ended	Fiscal Period	Ended
Fund	6/30/07	6/30/06	9/30/05

Core Bond Fund	244	88	134
High Income Bond Fund	23	14	16
Total Return Bond Fund	78	35	52
U.S. Government Mortgage Fund	41	23	42

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2007, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government		Other Investment
	Securities		Securities

Fund	Purchases	Sales	Purchases	Sales

Core Bond Fund	$2,097,590	$2,262,544	$303,737	$381,475
High Income Bond Fund	654	654	271,968	260,608
Inflation Protected Securities Fund	245,424	312,764	43,380	38,690
Intermediate Government Bond Fund	32,092	38,820	—	—
Intermediate Term Bond Fund	649,574	692,767	274,388	389,211
Short Term Bond Fund	133,004	203,957	79,749	165,506
Total Return Bond Fund	1,116,821	886,097	419,634	194,390
U.S. Government Mortgage Fund	540,583	570,400	21,852	23,535

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at June 30, 2007, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Core Bond Fund	$4,290	$(38,316)	$(34,026)	$2,438,115
High Income Bond Fund	4,224	(4,615)	(391)	328,043
Inflation Protected Securities Fund	515	(11,340)	(10,825)	426,784
Intermediate Government Bond Fund	17	(886)	(869)	40,207
Intermediate Term Bond Fund	1,557	(11,470)	(9,913)	1,079,879
Short Term Bond Fund	507	(3,942)	(3,435)	489,062
Total Return Bond Fund	2,275	(14,435)	(12,160)	1,240,744
U.S. Government Mortgage Fund	208	(4,630)	(4,422)	230,355

86      First American Funds Annual Report 2007

6 >	Options Written

Transactions in options written for the fiscal year ended June 30, 2007, were as follows:

	Put Options Written		Call Options Written

	Number of	Premium	Number of	Premium
Core Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2006	—	$—	—	$—
Opened	1,471	291	423	119
Expired	—	—	—	—
Closed	(1,471)	(291)	—	—

Balance at June 30, 2007	—	$—	423	$119

	Put Options Written		Call Options Written

	Number of	Premium	Number of	Premium
Inflation Protected Securities Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2006	—	$—	—	$—
Opened	264	52	75	21
Expired	—	—	—	—
Closed	(264)	(52)	—	—

Balance at June 30, 2007	—	$—	75	$21

	Put Options Written		Call Options Written

	Number of	Premium	Number of	Premium
Intermediate Term Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2006	—	$—	—	$—
Opened	718	142	204	57
Expired	—	—	—	—
Closed	(718)	(142)	—	—

Balance at June 30, 2007	—	$—	204	$57

	Put Options Written		Call Options Written

	Number of	Premium	Number of	Premium
Total Return Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2006	—	$—	—	$—
Opened	2,370	740	466	117
Expired	—	—	(85)	(17)
Closed	(2,370)	(740)	(184)	(45)

Balance at June 30, 2007	—	$—	197	$55

	Put Options Written		Call Options Written

	Number of	Premium	Number of	Premium
U.S. Government Mortgage Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2006	—	$—	—	$—
Opened	45	12	—	—
Expired	—	—	—	—
Closed	(45)	(12)	—	—

Balance at June 30, 2007	—	$—	—	$—

7 >	Concentration of Risks

High Income Bond Fund, Inflation Protected Securities Fund, and Total Return Bond Fund invest in lower-rated (e.g., rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or Fitch) corporate and foreign debt obligations, which are commonly referred to as “junk bonds.” Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9 >	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund net asset value calculations as late as the funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the funds will incorporate FIN 48 in their semiannual report on December 31, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the Financial Statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.
First American Funds Annual Report 2007       87

 NOTICE TO SHAREHOLDERS June 30, 2007 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2008 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2007, each fund hereby designates long term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Return of	Total
	Distributions	Distributions	Capital	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (b)

Core Bond Fund	—%	100.0%	—%	100.0%
High Income Bond Fund	—	100.0	—	100.0
Inflation Protected Securities Fund	—	100.0	—	100.0
Intermediate Government Bond Fund	—	88.6	11.4	100.0
Intermediate Term Bond Fund	—	100.0	—	100.0
Short Term Bond Fund	—	100.0	—	100.0
Total Return Bond Fund	—	100.0	—	100.0
U.S. Government Mortgage Fund	—	100.0	—	100.0

(a)	Based on a percentage of the fund’s total distributions.

(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

The percentage of dividends declared during the fiscal year ended June 30, 2007, that are designated as dividends qualifying for the dividends received deduction available to corporate shareholders were as follows:

Fund

High Income Bond Fund	3.6%
Total Return Bond Fund	0.3

The percentage of dividends declared from net investment income during the fiscal year ended June 30, 2007, that are designated as qualified income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 were as follows:

Fund

High Income Bond Fund	5.1%
Inflation Protected Securities Fund	0.8
Total Return Bond Fund	1.2

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Fund

Core Bond Fund	97.0%
High Income Bond Fund	85.6
Inflation Protected Securities Fund	100.0
Intermediate Government Bond Fund	100.0
Intermediate Term Bond Fund	98.8
Short Term Bond Fund	100.0
Total Return Bond Fund	85.7
U.S. Government Mortgage Fund	100.0

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:
88      First American Funds Annual Report 2007

Fund

Core Bond Fund	—%
High Income Bond Fund	—
Inflation Protected Securities Fund	—
Intermediate Government Bond Fund	—
Intermediate Term Bond Fund	—
Short Term Bond Fund	—
Total Return Bond Fund	—
U.S. Government Mortgage Fund	—

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the calendar quarter-end.
APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 1-3, 2007, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2007, the Board concluded its consideration of and approved the Agreement through June 30, 2008.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those
First American Funds Annual Report 2007       89

 NOTICE TO SHAREHOLDERS continued

materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided by FAF Advisors under the Agreement.
Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index. The Board also considered that, in reviewing the comparative performance of income funds, the different expense levels of a Fund’s share classes can result in different net performance results for each of those classes. Thus, while the Board considered the performance of all classes, it focused on Class Y shares, which, because they have the lowest total expense ratios, offered the most meaningful data on performance. For this reason, the discussion below relates to the performance of Class Y shares. The performance periods considered by the Board ended on January 31, 2007.

Core Bond Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three- and ten-year periods. The Board also considered that the Fund slightly underperformed that median for the five-year period. Though the Fund underperformed its benchmark for those periods, the Board considered FAF Advisors’ assertion that most of the funds in the performance universe also had underperformed the benchmark and that it was, therefore, more meaningful to compare the Fund to other, similar actively managed funds (those in the peer universe). The Board also noted recent investment strategy changes implemented by FAF Advisors. The Board concluded that, in light of the Fund’s outperformance of its performance universe for most periods and the Fund’s investment strategy changes, it would be in the interest of the Fund and its shareholders to renew the Agreement.

High Income Bond Fund. The Board considered that the Fund outperformed its performance universe median for the one-, three-and five-year periods. Though the Fund underperformed its benchmark for those periods, the Board considered FAF Advisors’ assertion that most of the funds in the performance universe also had underperformed the benchmark and that it was, therefore, more meaningful to compare the Fund to other, similar actively managed funds (those in the peer universe). The Board concluded that, in light of the Fund’s strong performance compared to that of its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Inflation Protected Securities Fund. The Board considered that the Fund outperformed its performance universe median for the one-year period, though it underperformed its benchmark for that period. The Board also considered that the Fund has a relatively short history. The Board concluded that, in light of the Fund’s outperformance of the performance universe and its short operating history, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Government Bond Fund. The Board considered that the Fund underperformed its performance universe median and benchmark for the one- and three-year periods. The Board also considered, however, that the Fund is a unique offering in the First American family of funds. The Board noted that, while the Fund’s goal of providing investors with current income that is exempt from state income tax presumably meets the needs of investors who have purchased shares of the Fund, it results in an investment strategy that does not lend itself well to comparisons. For example, the Fund can invest only in U.S. Treasury securities and certain state tax-exempt agency securities, whereas most of the funds in the peer universe also can invest in other agency obligations, including mortgage-backed securities. The Board concluded that the
90      First American Funds Annual Report 2007

Fund’s performance has been acceptable in light of the Fund’s unique investment mandate, and that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Term Bond Fund. The Board considered that the Fund outperformed its performance universe median for the three-, five- and ten-year periods and slightly underperformed that median for the one-year period. Though the Fund underperformed its benchmark for every period, the Board considered FAF Advisors’ assertion that most of the funds in the performance universe also had underperformed the benchmark and that it was, therefore, more meaningful to compare the Fund to other, similar actively managed funds (those in the peer universe). The Board concluded that, in light of the Fund’s strong performance compared to that of its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Short Term Bond Fund. The Board considered that the Fund outperformed its performance universe median for the five- and ten-year periods though it underperformed that median for the one- and three-year periods. The Board also noted that the Fund underperformed its benchmark for all periods. The Board considered that FAF Advisors has recently implemented investment policy changes that FAF Advisors believes will help improve the Fund’s performance. The Board also noted FAF Advisors’ assertion that the Fund’s recent underperformance of its performance universe results, in part, from the fact that most of the funds in that universe manage to shorter or longer duration benchmarks than the Fund’s one- to three-year benchmark. The Board concluded that, in light of these and other considerations, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Total Return Bond Fund. The Board considered that the Fund significantly outperformed its performance universe median and outperformed its benchmark for the three- and five-year periods, though it underperformed for the one-year period due mostly to its non-dollar exposure. In light of the Fund’s strong longer-term investment performance, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

U.S. Government Mortgage Fund. The Board considered that the Fund outperformed or performed competitively versus its performance universe median for the one-, three-, five- and ten-year periods. Though the Fund underperformed its benchmark for those periods, the Board considered FAF Advisors’ assertion that, given the risk-reward profile of the types of assets in which the Fund invests, the Fund is not likely to outperform the benchmark on a net-of-expenses basis. In light of this and of the Fund’s competitive performance against its performance universe, the Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are lower than the Funds’ management fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it attempts generally to maintain each Fund’s total operating expenses at a level that approximates its peer group median total expense ratio. FAF Advisors noted that, in keeping with this pricing philosophy, it intended to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

Core Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund. The Board considered that each Fund’s advisory fee and total expense ratio, after waivers, were lower than those of the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

High Income Bond Fund. The Board considered that the Fund’s advisory fee, after waivers, was equal to that of the peer group median and that the total expense ratio, after waivers, was lower than that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.
First American Funds Annual Report 2007       91

 NOTICE TO SHAREHOLDERS continued

Inflation Protected Securities Fund. The Board considered that the Fund’s advisory fee, after waivers, was slightly higher than that of the peer group median and that the total expense ratio, after waivers, was equal to that of the peer group median. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Total Return Bond Fund and U.S. Government Mortgage Fund. The Board considered that each Fund’s advisory fee, after waivers, was lower than that of the peer group median and that the total expense ratio, after waivers, was slightly higher than the peer group median, though consistent with FAF Advisors’ pricing philosophy. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered FAF Advisors’ assertion that the median total expense ratio of a Fund’s peer group reflects the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the interest of each Fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, sub-administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of each Fund and its shareholders.
92      First American Funds Annual Report 2007

Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo – United Airlines, from July 2001 through July 2004	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer and Chief Administrative Officer from 1988 to 2002, William Blair & Company, LLC	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and CEO, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1991	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM), LLC, a strategic demographic planning and application development firm since 2001	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

First American Funds Annual Report 2007       93

 NOTICE TO SHAREHOLDERS continued

Independent Directors — continued

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-nine portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
94      First American Funds Annual Report 2007

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior to that, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since September 2006	Compliance Manager, FAF Advisors, Inc., since June 2006; prior to that, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006; prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004; prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998 through December 2004	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans

First American Funds Annual Report 2007       95

 NOTICE TO SHAREHOLDERS continued

Officers — continued

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC since November 2002; prior thereto, Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services, LLC

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.
96      First American Funds Annual Report 2007

Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the year ended June 30, 2007. The portfolio managers views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0153-07 8/2007 AR-INCOME

Item 2—Code of Ethics
(a) The registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.
(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s Principal Executive Officer and Principal Financial Officer and that relate to any element of the code of ethics definition enumerated in this Item.
(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.
(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a) Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling, $1,037,785 in the fiscal year ended June 30, 2007, $785,786 in the fiscal period ended June 30, 2006, and $608,819 in the fiscal year ended September 30, 2005, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.
(b) Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $3,957 in the fiscal year ended June 30, 2007, $2,150 in the fiscal period ended June 30, 2006, and $13,759 in the fiscal year ended September 30, 2005, including fees associated with the semi-annual review of fund disclosures.
(c) Tax Fees — E&Y billed the registrant fees of $157,661 in the fiscal year ended June 30, 2007, $114,015 in the fiscal period ended June 30, 2006, and $105,382 in the fiscal year ended September 30, 2005 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.
(d) All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal year ended June 30, 2007, the fiscal period ended June 30, 2006, and the fiscal year ended September 30, 2005.
(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:
Audit Committee policy regarding pre-approval of services provided by the Independent Auditor
The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the period.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.
(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period-end were performed by the principal accountant’s full-time, permanent employees.
(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $270,900 in the fiscal year ended June 30, 2007, $116,165 in the fiscal period ended June 30, 2006, and $144,841 in the fiscal year ended September 30, 2005.
(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.
Item 11—Controls and Procedures
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1) Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.
(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.
(a)(3) Not applicable.
(b) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.
By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: September 6, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: September 6, 2007

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: September 6, 2007